SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

January 24, 2000

Dear Shareholders:

We are pleased to present the annual report for the Salomon Brothers Institutional Money Market Fund ('Fund') for the year ended December 31, 1999. Included are market commentary, financial statements and other important Fund information. We hope you find this report to be useful and informative.

MARKET REVIEW & PERFORMANCE

As of December 31, 1999, the Fund's 7-day yield was 6.01% and the Fund's 7-day effective yield -- which reflects compounding -- was 6.20%.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Market pundits began the year with the expectation that the meltdown in the global markets would trickle down to a slowing of the U.S. economy, enhancing the performance of fixed income investments. This was not to be the case, as continued growth coupled with rising inflation fears created uncertainty for bond market investors.

Stronger indicators of consumer demand and manufacturing production prompted the Federal Reserve Board ('Fed') to shift its bias from one of neutral on interest rates to one of raising rates. The Fed opted to raise rates three times during 1999, bringing the effective funds rate back to 5.5%, erasing all of the easing moves done in 1998.

Financial markets began the fourth quarter of 1999 under concerns surrounding the Y2K computer issue. Most commercial paper issuers began to issue debt 'across the millennium turn'; paper due to mature in mid-January. Issuers were forced to pay premium yields for this strategy, which translated into higher yields for money market funds that bought the paper. To alleviate financing strains, the Fed announced in October a plan to sell repurchase agreement options to primary dealers, enabling the dealers to borrow funds for financing inventories around year-end. Late December saw rates in the commercial paper market fall dramatically. Intraday Fed repurchase agreements, which add cash to the system, combined with lower overall commercial paper supply, as a result of issuers closing their books for the year, resulted in many buyers chasing a dearth of supply.

OUTLOOK

The Federal Open Market Committee meeting on December 21, 1999 was somewhat ambiguous. The target rate on federal funds was left unchanged and a neutral bias on rates was maintained, but the Fed's accompanying statement focused on the fact that 'the committee remains concerned with the possibility that over time increases in demand will continue to exceed the growth in potential supply.' This leaves the door open for additional rate hikes.1 Our strategy is to continue to invest the Fund's assets in securities that are among the highest quality available to money market portfolios and to lengthen when the opportunity represents relative value, as the 'over the

---------
1 Please note that as of February 2, 2000, after this letter was written, the Fed raised interest rates 0.25% to 5.75%.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

millennium' strategy did in the second half of 1999. The Fund holds positions in short-term variable rate demand notes in order to garner incremental yields. As of December 31, 1999, the Fund's holdings consisted of 62% in variable rate demand notes, 21% in commercial paper, 8% in certificates of deposit, 3% in Treasuries and 6% in high-quality asset-backed issues. The Fund maintained a 34-day average maturity at the end of December.

Thank you for your investment in the Salomon Brothers Institutional Money Market Fund. We look forward to serving you in the years ahead.

Cordially,


HEATH B. MClENDON
Heath B. McLendon
Chairman of the Board
February 1, 2000

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

SCHEDULE OF INVESTMENTS
December 31, 1999

                                                                        YIELD TO
                                                                        MATURITY
   FACE                                                                ON DATE OF    MATURITY
  AMOUNT     DESCRIPTION                                                PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.0%
FINANCIAL SERVICES -- 6.0%
$1,972,385   Ford Credit Auto........................................      5.35%     7/17/00    $  1,972,385
   579,427   Green Tree Financial Services...........................      4.94       6/1/00         579,427
 4,637,000   SMM Trust...............................................      6.29      9/13/00       4,637,000
                                                                                                ------------
             TOTAL ASSET-BACKED SECURITIES (Cost  --  $7,188,812)                                  7,188,812
                                                                                                ------------
CERTIFICATES OF DEPOSIT  --  8.4%
BANKS  --  8.4%
 5,000,000   Commerze AG Bank........................................      5.07      2/11/00       4,999,986
 5,000,000   Landesbank Hessen-Thurin Bank...........................      5.21      2/29/00       4,999,183
                                                                                                ------------
             TOTAL CERTIFICATES OF DEPOSIT (Cost  --  $9,999,169)....                              9,999,169
                                                                                                ------------
COMMERCIAL PAPER  --  21.4%
AUTO & TRANSPORTATION  --  6.7%
 5,000,000   DaimlerChrysler Holdings Co.............................      5.84      3/27/00       4,930,245
 2,000,000   General Motors Acceptance Corp..........................      5.50       2/8/00       1,988,389
 1,000,000   TRW Inc.................................................      6.47       2/2/00         994,249
                                                                                                ------------
                                                                                                   7,912,883
                                                                                                ------------
CONSUMER PRODUCTS  --  1.7%
 1,000,000   Earthgrains Co..........................................      6.40      2/11/00         992,711
 1,000,000   Guardian Industries.....................................      5.90      1/13/00         998,033
                                                                                                ------------
                                                                                                   1,990,744
                                                                                                ------------
ENERGY  --  0.8%
 1,000,000   Consolidated Coal.......................................      6.48      1/28/00         995,140
                                                                                                ------------
FINANCIAL SERVICES  --  0.8%
 1,000,000   Houston Industrial Finance..............................      6.45      2/11/00         992,655
                                                                                                ------------
HOSPITALS  --  1.3%
 1,537,000   Mount Sinai Medical Center..............................      6.83      1/14/00       1,533,209
                                                                                                ------------
MUNICIPAL  --  10.1%
 1,000,000   El Paso Natural Gas.....................................      6.90      1/18/00         996,742
 4,000,000   Emory University, Georgia...............................      6.25       2/7/00       4,000,000
 2,000,000   Lower Colorado River Authority..........................      6.26       2/9/00       2,000,000
 5,000,000   New York City, New York GO..............................      6.15       3/7/00       5,000,000
                                                                                                ------------
                                                                                                  11,996,742
                                                                                                ------------
             TOTAL COMMERCIAL PAPER (Cost  --  $25,421,373)..........                             25,421,373
                                                                                                ------------

                              SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 3

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

December 31, 1999

                                                                        YIELD TO
                                                                       MATURITY ON
 FACE                                                                    DATE OF     MATURITY
AMOUNT       DESCRIPTION                                                PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES -- 61.7%
CALIFORNIA  --  7.2%
$3,500,000   California PCR Authority Environmental VR...............      6.48%      1/5/00    $  3,500,000
 5,000,000   Sacramento County, California VR........................      5.85       1/5/00       5,000,000
                                                                                                ------------
                                                                                                   8,500,000
                                                                                                ------------
FLORIDA  --  6.9%
 3,085,000   Baptist Health Systems VR MBIA..........................      6.40       1/5/00       3,085,000
   600,000   Baptist Health Systems VR MBIA..........................      6.40       1/5/00         600,000
 4,545,000   Dade County, Florida Expressway Authority VR FGIC.......      6.25       1/6/00       4,545,000
                                                                                                ------------
                                                                                                   8,230,000
                                                                                                ------------
ILLINOIS  --  14.3%
 3,010,000   Barton Healthcare VR....................................      6.60       1/5/00       3,010,000
 5,000,000   Edwards Hospital Group VR...............................      6.50       1/5/00       5,000,000
 4,950,000   North Kite Rubloff VR...................................      5.90       1/6/00       4,950,000
 2,000,000   Illinois Student Assistant Commission VR................      6.50       1/5/00       2,000,000
 2,000,000   Illinois Student Assistant Commission VR................      6.50       1/5/00       2,000,000
                                                                                                ------------
                                                                                                  16,960,000
                                                                                                ------------
INDIANA  --  4.2%
 5,000,000   Indiana State Finance Authority VR......................      6.50       1/5/00       5,000,000
                                                                                                ------------
KENTUCKY  --  2.1%
 2,500,000   Lexington-Fayette, Kentucky Urban County Airport VR.....      7.00       1/5/00       2,500,000
                                                                                                ------------
MINNESOTA  --  5.1%
 4,900,000   Catholic Health Initiatives VR..........................      7.00       1/5/00       4,900,000
 1,200,000   Fairview Hospital & Healthcare..........................      6.50       1/6/00       1,200,000
                                                                                                ------------
                                                                                                   6,100,000
                                                                                                ------------
NEW YORK  --  11.7%
 2,465,000   Clinton County, New York Industrial Development Agency
              VR.....................................................      6.00       1/6/00       2,465,000
 1,800,000   Clinton County, New York Industrial Development Agency
              VR.....................................................      6.00       1/6/00       1,800,000
 5,100,000   New York City, New York Housing Development Corp. VR....      7.25       1/5/00       5,100,000
 2,000,000   New York State Housing Finance Agency VR................      6.50       1/5/00       2,000,000
 2,500,000   New York State Housing Finance Agency VR................      6.49       1/5/00       2,500,000
                                                                                                ------------
                                                                                                  13,865,000
                                                                                                ------------
NORTH CAROLINA  --  1.8%
 2,150,000   Community Health Systems VR.............................      6.05       1/5/00       2,150,000
                                                                                                ------------
PENNSYLVANIA  --  3.1%
 1,055,000   Moon, Pennsylvania Industrial Development Authority
              VR.....................................................      5.90       1/6/00       1,055,000
 2,600,000   Union County, Pennsylvania Hospital Authority VR........      6.50       1/6/00       2,600,000
                                                                                                ------------
                                                                                                   3,655,000
                                                                                                ------------

                              SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 4

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

December 31, 1999

                                                                        YIELD TO
                                                                       MATURITY ON
 FACE                                                                    DATE OF     MATURITY
AMOUNT       DESCRIPTION                                                PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
FLOATING RATE NOTES -- 61.7% (CONTINUED)
SOUTH CAROLINA  --  1.2%
$1,400,000   Edgefield County, South Carolina Industrial Development
              Agency VR..............................................      6.00%      1/6/00    $  1,400,000
                                                                                                ------------
TEXAS  --  4.1%
 4,900,000   Texas State VR..........................................      6.50       1/5/00       4,900,000
                                                                                                ------------
             TOTAL FLOATING RATE NOTES (Cost  --  $73,260,000).......                             73,260,000
                                                                                                ------------
REPURCHASE AGREEMENT  --  2.5%
 2,916,249   State Street Bank & Trust Co., 3.00% due 1/3/00;
              Proceeds at maturity  --  $2,916,978; (Fully
              collateralized by U.S. Treasury Bonds, 8.75% due
              5/15/17; Market value  --  $2,979,438)
              (Cost  --  $2,916,249).................................                              2,916,249
                                                                                                ------------

             TOTAL INVESTMENTS  --  100% (Cost  --  $118,785,603**)..                           $118,785,603
                                                                                                ------------
                                                                                                ------------

---------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes ('VR'), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this statement:
  FGIC    --   Insured as to principal and interest by the Financial Guaranty
  Insurance Corporation.

  GO    --   General Obligation.

  MBIA   --   Insured as to principal and interest by the MBIA Insurance
  Corporation.

  PCR    --   Pollution Control Revenue.

                                              SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 5

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
   Investments, at amortized cost...........................  $118,785,603
   Interest receivable......................................       922,119
   Receivable for securities sold...........................       100,000
   Other assets.............................................        29,691
                                                              ------------
   TOTAL ASSETS.............................................   119,837,413
                                                              ------------
LIABILITIES:
   Dividend payable.........................................       537,770
   Administration fees payable..............................         4,529
   Accrued expenses.........................................        64,139
                                                              ------------
   TOTAL LIABILITIES........................................       606,438
                                                              ------------
TOTAL NET ASSETS............................................  $119,230,975
                                                              ------------
                                                              ------------
NET ASSETS:
   Par value of capital shares..............................  $    119,232
   Capital paid in excess of par value......................   119,112,896
   Undistributed net investment income......................           881
   Accumulated net realized loss on investments.............        (2,034)
                                                              ------------
TOTAL NET ASSETS (equivalent to $1.00 per share on
 119,232,128 shares of $.001 par value capital stock
 outstanding)...............................................  $119,230,975
                                                              ------------
                                                              ------------


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

INCOME:
   Interest...........................................................   $  6,544,437
                                                                         ------------
EXPENSES:
   Management fees (Note 2)...........................................        251,358
   Administration fees (Note 2).......................................         62,839
   Audit and legal....................................................         53,313
   Shareholders communications........................................         37,272
   Registration and filing fees.......................................         24,038
   Custody............................................................         17,261
   Shareholder and system servicing fees..............................          4,374
   Directors' fees....................................................            924
   Other..............................................................          8,412
                                                                         ------------
   TOTAL EXPENSES.....................................................        459,791
   Less: Management fee waiver........................................       (251,358)
                                                                         ------------
   NET EXPENSES.......................................................        208,433
                                                                         ------------
NET INVESTMENT INCOME.................................................      6,336,004
NET REALIZED GAIN ON SECURITIES SOLD..................................            663
                                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................   $  6,336,667
                                                                         ------------
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                         For the Years Ended December 31,

                                                                  1999           1998
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $  6,336,004   $  8,711,182
   Net realized gain (loss) on securities sold..............           663           (106)
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................     6,336,667      8,711,076
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................    (6,336,004)    (8,711,182)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (6,336,004)    (8,711,182)
                                                              ------------   ------------
FUND SHARE TRANSACTIONS:
   Proceeds from sales of shares............................    44,681,156    435,316,143
   Net asset value of shares issued for reinvestment of
    dividends...............................................     4,291,711      6,853,617
   Cost of shares reacquired................................   (68,683,659)  (436,240,480)
                                                              ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................   (19,710,792)     5,929,280
                                                              ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................   (19,710,129)     5,929,174
NET ASSETS:
   Beginning of year........................................   138,941,104    133,011,930
                                                              ------------   ------------
   END OF YEAR..............................................  $119,230,975   $138,941,104
                                                              ------------   ------------
                                                              ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Series Funds Inc ('Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of twelve portfolios. Only information with respect to Salomon Brothers Institutional Money Market Fund ('Fund') is included in this report. The other portfolios of the Company are reported in separate shareholder reports. The Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include recognition of any unrealized gains or losses.

(B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(D) EXPENSES. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period in which the expense was incurred.

(E) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

NOTE 2. MANAGEMENT FEE AND OTHER AGREEMENTS

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. The management fee to SBAM is based on an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to 0.18% of the Fund's average daily net assets. For the year ended December 31, 1999, SBAM voluntarily waived all of its management fees of $251,358.

SSB Citi Fund Management LLC ('SSBC'), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, acts as administrator for the Fund. The administration fee to SSBC is based on an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

The Fund has an agreement with CFBDS, Inc. to distribute its shares.

NOTE 3. CAPITAL STOCK

At December 31, 1999, the Company had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

NOTE 4. PORTFOLIO ACTIVITY

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or, if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

At December 31, 1999, the Fund had net capital loss carry-forwards available to offset future capital gains of $2,034, of which $286 expires on December 31, 2005, and $1,748 expires on December 31, 2006.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

                                                            1999       1998       1997     1996(1)      1995
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                          --------   --------   --------   --------   --------
Net investment income...................................     0.051      0.054      0.055      0.050      0.049
Dividends from net investment income....................    (0.051)    (0.054)    (0.055)    (0.050)    (0.049)
                                                          --------   --------   --------   --------   --------
Net asset value, end of year............................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                          --------   --------   --------   --------   --------
                                                          --------   --------   --------   --------   --------
Net assets, end of year (thousands).....................  $119,231   $138,941   $133,012   $159,651   $ 11,425
Total return............................................     +5.2%      +5.6%      +5.6%      +5.1%      +5.0%

Ratios to average net assets:
   Expenses.............................................     0.17%      0.18%      0.18%      0.20%      0.65%
   Net investment income................................     5.04%      5.45%      5.48%      5.29%      4.89%
Before waiver of management and adminstration fees and
 expenses absorbed by Salomon Brothers Asset Managment
 Inc, net investment income per share and expense ratio
 would have been:
   Net investment income per share......................  $  0.048   $  0.053   $  0.052   $  0.048   $  0.049
   Expense ratio(2).....................................     0.37%      0.37%      0.41%      0.46%      0.70%

(1) The Fund changed its name and objective on April 29, 1996.
(2) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation which went into effect in 1997.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
---------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Institutional Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Institutional Money Market Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2000

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

--------
DIRECTORS

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated

CAROL L. COLMAN
    Consultant, Colman Consulting

DANIEL P. CRONIN
    Vice President -- General Counsel,
    Pfizer International Inc.

HEATH B. MCLENDON
    Chairman and President,
    Managing Director, Salomon Smith Barney Inc.; President and Director, SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc.
-------
OFFICERS

HEATH B. MCLENDON
    Chairman and President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

PETER J. WILBY
    Executive Vice President

NANCY A. NOYES
    Vice President

IRVING P. DAVID
    Controller

CHRISTINA T. SYDOR
    Secretary

--------------------------------------------------------------------------------

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

----------------------------------------
SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

    7 World Trade Center
    New York, New York 10048
    1-800-347-6028

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

DISTRIBUTOR
    CFBDS, Inc.
    21 Milk Street
    Boston, Massachusetts 02109-5408

CUSTODIAN
    PNC Bank, N.A.
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036
----------------------------------------
THE SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES*

SALOMON BROTHERS INSTITUTIONAL
HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services and which generally entail increased credit and market risks.

SALOMON BROTHERS INSTITUTIONAL
EMERGING MARKETS DEBT FUND

The Emerging Market Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries.

--------------------------------------------------------------------------------
* For more complete information about Salomon Brothers Institutional Investment Series, you may obtain a Prospectus by calling 1-800-347-6028.

This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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53 State Street
Boston, MA 02109-2873

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SALOMON BROTHERS
INSTITUTIONAL
MONEY MARKET FUND

SEMI-ANNUAL REPORT

JUNE 30, 1999

--------------------------------------
     SALOMON BROTHERS ASSET MANAGEMENT
     -------------------------------------

ANNUAL REPORT
December 31, 1999

                                                                         [PHOTO]

                                                                         [PHOTO]

                                                                         [PHOTO]

                       SALOMON BROTHERS ASSET MANAGEMENT


                                                        [_] NEW YORK MUNICIPAL
SALOMON BROTHERS                                            MONEY MARKET FUND
----------------------------------------------------
                                                        [_] CASH MANAGEMENT FUND

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and unparalleled expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES TO YOUR FINANCIAL FUTURE

RICH TRADITION
Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

Table of Contents


A MESSAGE FROM THE CHAIRMAN ...........................................    2

THE SALOMON BROTHERS INVESTMENT SERIES

  NEW YORK MUNICIPAL MONEY MARKET FUND ................................    3

  CASH MANAGEMENT FUND ................................................    5

SCHEDULES OF INVESTMENTS ..............................................    7

STATEMENTS OF ASSETS AND LIABILITIES ..................................   12

STATEMENTS OF OPERATIONS ..............................................   13

STATEMENTS OF CHANGES IN NET ASSETS ...................................   14

NOTES TO FINANCIAL STATEMENTS .........................................   16

FINANCIAL HIGHLIGHTS ..................................................   20

REPORT OF INDEPENDENT ACCOUNTANTS .....................................   24

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT SERIES ..............................  IBC

[PHOTO]

Heath B. McLendon
Chairman


SALOMON BROTHERS INVESTMENT SERIES

A Message From the Chairman


DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Salomon Brothers Investment Series -- New York Municipal Money Market Fund and Cash Management Fund ("Funds") for the year ended December 31, 1999. We hope you find this report to be useful and informative.

MARKET COMMENTARY

Many of the world's financial markets fell a year ago, following Russia's unexpected debt defaults, a major hedge fund crisis and a currency devaluation in Brazil. Meanwhile, economic upheavals in Asia were also causing serious repercussions internationally. Yet, by the end of the period, many global stock and bond markets experienced a dramatic reversal of fortune.

Perhaps the most striking aspect about the stock market's double-digit returns in 1999 was that they were achieved while interest rates increased. The Federal Reserve Board ("Fed") raised interest rates three times in 1999 as an inflationary precaution. Rising interest rates generally lead to a decline in stock prices. However, most stock investors remained optimistic that the U.S. economy would continue its remarkable growth and stock prices continued to advance. Fueling this optimism were strong corporate profits, rising personal incomes and record consumer and investor confidence.

Bond investors did not react positively to the actions of the Fed and the bond market experienced its worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate hikes and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Salomon Brothers Investments Series. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

January 24, 2000

[GRAPHIC]

THE FUND MANAGERS

[PHOTO]
Charles K. Bardes,
Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. Bardes shares responsibility for day-to-day Fund management.

[PHOTO]
Thomas A. Croak,
Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience in the municipal securities market. Mr. Croak shares responsibility for day-to-day Fund management.

SALOMON BROTHERS

New York Municipal Money Market Fund

PERFORMANCE UPDATE

As of December 31, 1999, the New York Municipal Money Market Fund's seven-day current yield was 4.48%. The Fund's seven-day effective yield - which reflects compounding - was 4.57%.

INVESTMENT STRATEGY

The Fund invests primarily in high-quality, short-term "New York municipal securities," which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam).

The Fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality. The Fund invests in securities having remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

 . Uses fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New York municipal bond market.

 . Identifies eligible issuers with the most desirable credit quality.

 . Trades between general obligations and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent relative values.

 . Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.

MUNICIPAL BOND MARKET REVIEW

There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. However, the Fund complies with the Securities and Exchange Commission's rule for money market funds, including the diversification requirement of that rule.1 Please note that your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the Fund.

In our view, decreased supply, generous yields at the beginning of the year and an improvement in fundamental credit quality provided support for municipal bonds during 1999.
----------
1 The Securities and Exchange Commission (Rule 2A7) mandates that all New York Municipal Money Market funds meet the following diversification requirements: all issues held in excess of 5% of the fund's total investments together cannot exceed 75% of the fund's total investments; those first tier (i.e. highest rating) guarantors held in excess of 10% of the fund's total investments together cannot exceed 75% of the fund's total investments; and each individual holding of second tier guarantors cannot exceed 5% of the fund's total investments.

The bond markets encountered a wild swing in investor sentiment during 1999 as healthy optimism drove confidence at the onset, yet monetary policy tightening concerns overshadowed bonds as the year progressed. The end result was a difficult year for many bond investors as rising interest rates eroded the value of their investments. One notable exception was money market funds, which posted positive returns during the year.

Heightened concerns over Y2K proved to have a major impact on money market funds especially during the latter part of 1999. As year-end approached, many investors sought out money funds as a safe harbor due to fears of illiquidity and market volatility surrounding Y2K. Based on that demand, many broker-dealers pushed rates lower on money fund eligible products such as tax exempt commercial paper, short-term revenue notes, and daily and weekly Variable Rate Demand Notes ("VRDNs"). (Variable Rate Demand Notes are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.) However, an aggressive effort by the Federal Reserve Board ("Fed") to ensure year-end liquidity in the financial markets restored investor confidence. As a result, with investors' need for short-term instruments abated, thus leaving broker-dealers fearful of holding too much unsold inventory across year-end.

Specifically, yields on VRDNs rose dramatically during the last two weeks of December. The Salomon Brothers New York Municipal Money Market Fund was able to take advantage of this aberration due to its overweighting in VRDNs. The Fund also maintained this overweighting throughout the year, which helped it sustain an attractive yield in a rising interest rate environment.

OUTLOOK

In the near term, volatility is expected to continue in the fixed-income markets. While we will look for opportunities to extend a portion of the Portfolio into notes and short-term bonds, the possibility of further tightening by the Fed dictates that we remain overweight in VRDNs.

NEW YORK ECONOMIC HIGHLIGHTS

The Empire State is moving aggressively to create a top-rate business climate, and it is clearly having a positive impact on the State's economy. This turnaround comes as New York continues to reduce taxes, eliminates red tape and other bureaucratic obstacles and changes state government programs that may have previously held back New York's economic growth.

New York State is home to the 10th largest economy in the world. With a Gross State Product of roughly $593 billion, New York accounts for nearly 8% of the nation's Gross Domestic Product. New York is home to 65 Fortune 500 companies - more than any other U.S. state. More than $1 trillion in financial transactions take place at the New York Stock Exchange on a typical trading day, making New York City the undisputed financial capital of the world. (Source: Fitch IBCA, an internationally recognized rating agency.)

New York has a diverse economy with concentrations of employment in many industries. Also, New York's economic strength has been supported by its highly educated workforce, extensive infrastructure and world-class universities and colleges. Taxes have been cut 31 times in three years. Every year since 1995, New York has cut taxes more than any other state, and in 1996 taxes were cut more than the other 49 states combined. In addition, workers' compensation rates have been reduced by 30% since 1995, and other business costs have been lowered as well.

[GRAPHIC]

THE FUND MANAGER

[PHOTO]
Nancy A. Noyes,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience. Ms. Noyes is primarily responsible for day-to-day Fund management.

SALOMON BROTHERS

Cash Management Fund

PERFORMANCE UPDATE

As of December 31, 1999, the Cash Management Fund's seven-day current yield was 5.52% (Class A shares). The Fund's seven-day effective yield -- which reflects compounding - was 5.67% (Class A shares).

INVESTMENT STRATEGY

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities. The Fund may invest in all types of money market instruments including U.S. government securities, short-term debt securities, commercial paper, variable rate demand notes, obligations, mortgage-backed and asset-backed securities and repurchase agreements.

While the Fund invests primarily in securities of U.S. issuers, the Fund may also invest in U.S. dollar-denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the Fund invests may have fixed or variable rates of interest. The Fund normally maintains at least 25% of its assets in bank obligations.

The Fund invests primarily in securities rated in the highest short-term rating category, or if unrated, of equivalent quality. The Fund invests in securities having, or are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

In selecting investments for the Funds, the manager looks for:

 . Eligible issuers with the most desirable credit quality

 . The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

 . Maturities consistent with the manager's outlook for interest rates

Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund, or the Fund could under-perform other short-term debt instruments or money market funds if any of the following occurs:

 . Interest rates rise sharply

 . An issuer or guarantor of the Fund's securities defaults, or has its credit rating downgraded.

 . The manager's judgement about the relative value or credit quality of a particular security proves to be incorrect.

 . The value of the Fund's foreign securities go down because of unfavorable government actions or political instability.

Please note that your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Over time, a money market fund is likely to underperform other fixed income or equity investment options.

Market pundits began the year with the expectation that the meltdown in the global markets would trickle down to a slowing of the U.S. economy, enhancing the performance of fixed income investments. This was not to be the case, as continued growth coupled with rising inflation fears created uncertainty for bond market investors.

Stronger indicators of consumer demand and manufacturing production prompted the Fed to shift their bias from one of neutral on interest rates to one of raising rates. The Fed opted to raise rates three times during 1999, bringing the effective funds rate back to 5.5%, erasing all of the easing moves done in 1998.

Financial markets began the fourth quarter of 1999 under concerns surrounding the space Y2K computer issue. Most commercial paper issuers began to issue debt "across the millennium turn"; paper due to mature in mid-January. Issuers were forced to pay premium yields for this strategy, which translated into higher yields for money market funds that bought the paper. To alleviate financing strains, the Fed announced in October a plan to sell repurchase agreement options to primary dealers, enabling the dealers to borrow funds for financing inventories around year-end. Late December saw rates in the commercial paper market fall dramatically. Intraday Fed repurchase agreements, which add cash to the system, combined with lower overall commercial paper supply, as a result of issuers closing their books for the year, resulted in many buyers chasing a dearth of supply.

OUTLOOK

The Federal Open Market Committee meeting on December 21, 1999 was somewhat ambiguous. The target rate on federal funds was left unchanged and a neutral bias on rates was maintained, but the accompanying Fed statement focused on the fact that "the committee remains concerned with the possibility that over time increases in demand will continue to exceed the growth in potential supply." This leaves the door open for additional rate hikes1. Our strategy is to continue to invest the Fund's assets in securities that are among the highest quality available to money market portfolios and to lengthen when the opportunity represents relative value, as the "over the millennium" strategy did in the second half of 1999. The Fund holds positions in short-term variable rate demand notes in order to garner incremental yield.
---------
1 Please note that on February 2, 2000, after this letter was written, the Fed raised interest rates 0.25% to 5.75%.

Schedules of Investments
December 31, 1999
Salomon Brothers New York Municipal Money Market Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount            Security              of Purchase+     Date      Value

-------------------------------------------------------------------------------
 MUNICIPAL SECURITIES -- 100%

 New York -- 99.9%
 $  515,000 Albany County, NY
             Industrial Development
             Agency VR................         5.55%       1/6/00  $    515,000
  2,120,000 Albany County, NY
             Industrial Development
             Agency VR................         3.50        7/1/00     2,120,000
  1,550,000 Auburn, NY Industrial
             Development Agency VR....         5.85        1/5/00     1,550,000
  2,100,000 Babylon, NY Industrial
             Development Agency VR....         4.20        1/7/00     2,100,000
    725,000 Broome County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00       725,000
  1,330,000 Cattaraugus County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00     1,330,000
    900,000 Cattaraugus County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00       900,000
  1,300,000 Chautauqua County, NY
             Industrial Development
             Agency VR................         5.85        1/5/00     1,300,000
  1,700,000 Chemung County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00     1,700,000
  4,100,000 Chenango County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00     4,100,000
    645,000 Colonie, NY Housing
             Development Corporation
             VR.......................         3.85        1/5/00       645,000
    350,000 Colonie, NY Industrial
             Development Agency VR....         5.55        1/6/00       350,000
    775,000 Dutchess County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00       775,000
    400,000 Erie County, NY Industrial
             Development Agency VR....         5.55        1/6/00       400,000
    530,000 Erie County, NY Industrial
             Development Agency VR....         5.55        1/6/00       530,000
  2,125,000 Erie County, NY Industrial
             Development Agency VR....         5.55        1/6/00     2,125,000
  1,680,000 Islip, NY Industrial
             Development Authority
             VR.......................         5.55        1/6/00     1,680,000
  4,400,000 Long Island, NY Power
             Authority VR.............         5.75        1/5/00     4,400,000
  1,500,000 Metropolitan Transit
             Authority, NY PR.........         7.87        7/1/00     1,555,409
  1,300,000 Monroe County, NY
             Industrial Development
             Agency PUT...............         4.00        6/1/00     1,300,000
  6,500,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.75        1/5/00     6,500,000
    660,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00       660,000
  2,525,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00     2,525,000
  2,370,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.50        1/6/00     2,370,000
    705,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.60        1/6/00       705,000
  1,370,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00     1,370,000
  2,925,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.60        1/6/00     2,925,000
    700,000 Monroe County, NY
             Industrial Development
             Agency VR................         5.60        1/6/00       700,000
    700,000 Nassau County, NY
             Industrial Development
             Agency VR................         4.75        1/3/00       700,000
    600,000 Nassau County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00       600,000
  1,000,000 New York City, NY VR......         5.45        1/5/00     1,000,000
  2,530,000 New York City, NY VR......         5.45        1/5/00     2,530,000
  4,545,000 New York City, NY VR......         5.45        1/5/00     4,545,000
  2,000,000 New York City, NY VR......         5.70        1/5/00     2,000,000
  1,870,000 New York City, NY Housing
             Development Corp. VR.....         5.40        1/5/00     1,870,000
  2,500,000 New York City, NY Housing
             Development Corp. VR.....         5.60        1/5/00     2,500,000
  1,500,000 New York City, NY Housing
             Development Corp. VR.....         5.60        1/5/00     1,500,000
  2,800,000 New York City, NY Housing
             Development Corp. VR.....         5.20        1/5/00     2,800,000
  1,800,000 New York City, NY Housing
             Development Corp. VR.....         5.60        1/5/00     1,800,000
  1,500,000 New York City, NY Housing
             Development Corp. VR.....         5.50        1/5/00     1,500,000
  2,200,000 New York City, NY Housing
             Development Corp. VR.....         5.50        1/5/00     2,200,000
    900,000 New York City, NY Housing
             Development Corp. VR.....         5.50        1/5/00       900,000
  2,800,000 New York City, NY Housing
             Development Corp. VR.....         5.50        1/5/00     2,800,000
  1,300,000 New York City, NY Housing
             Development Corp. VR.....         5.50        1/5/00     1,300,000
    100,000 New York City, NY
             Industrial Development
             Agency VR................         5.75        1/6/00       100,000
    200,000 New York City, NY
             Industrial Development
             Agency VR................         5.70        1/6/00       200,000
  2,500,000 New York City, NY
             Municipal Water and Sewer
             Agency PR................         7.25       6/15/00     2,581,214
  3,000,000 New York City, NY
             Transitional Finance
             Authority VR.............         5.45        1/5/00     3,000,000
  2,300,000 New York City, NY
             Transitional Finance
             Authority VR.............         4.75        1/3/00     2,300,000
  1,200,000 New York City, NY
             Transitional Finance
             Authority VR.............         4.75        1/3/00     1,200,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers New York Municipal Money Market Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount            Security              of Purchase+     Date      Value

-------------------------------------------------------------------------------
 New York -- 99.9% (continued)
 $5,000,000 New York State, Dormitory
             Authority VR.............         4.65%       1/5/00  $  5,000,000
  3,000,000 New York State, Dormitory
             Authority PR.............         4.30        1/5/00     3,000,000
  7,155,000 New York State, Dormitory
             Authority PR.............         7.25       5/15/00     7,401,162
  2,175,000 New York State, Dormitory
             Authority VR.............         5.35        1/5/00     2,175,000
  1,475,000 New York State, Energy
             Research and Development
             Corp. VR.................         5.45        1/5/00     1,475,000
  4,410,000 New York State, Energy
             Research and Development
             Corp. VR.................         4.40        1/5/00     4,410,000
    500,000 New York State,
             Environmental Facilities
             Corp.....................         3.90       2/15/00       500,542
  1,000,000 New York State, Housing
             Finance Agency VR........         5.60        1/5/00     1,000,000
  5,200,000 New York State, Housing
             Finance Agency VR........         5.50        1/5/00     5,200,000
  1,710,000 New York State, Housing
             Finance Agency VR........         5.20        1/5/00     1,710,000
    130,000 New York State, Job
             Development Authority
             VR.......................         3.75        1/3/00       130,000
    450,000 New York State, Job
             Development Authority
             VR.......................         3.90        1/3/00       450,000
  1,490,000 New York State, Job
             Development Authority
             VR.......................         3.90        1/3/00     1,490,000
    165,000 New York State, Job
             Development Authority
             VR.......................         4.55        1/5/00       165,000
    115,000 New York State, Job
             Development Authority
             VR.......................         3.75        1/3/00       115,000
  1,770,000 New York State, Local
             Government Assistance
             Corporation VR...........         5.40        1/5/00     1,770,000
  5,105,000 New York State, Local
             Government Assistance
             Corporation VR...........         5.20        1/5/00     5,105,000
    615,000 Niagara County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00       615,000
  1,000,000 Niagara County, NY
             Industrial Development
             Agency VR................         5.65        1/5/00     1,000,000
    400,000 Niagara County, NY
             Industrial Development
             Agency VR................         5.50        1/5/00       400,000
  4,750,000 Oneida County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00     4,750,000
  4,100,000 Onondaga County, NY
             Industrial Development
             Agency VR................         5.55        1/5/00     4,100,000
  1,400,000 Onondaga County, NY
             Industrial Development
             Agency VR................         5.55        1/5/00     1,400,000
  4,600,000 Ontario County, NY
             Industrial Development
             Agency VR................         4.35        1/5/00     4,600,000
  2,680,000 Otsego County, NY
             Industrial Development
             Agency VR................         5.45        1/6/00     2,680,000
  2,600,000 Port Authority of NY and
             NJ Obligation Revenue
             VR.......................         4.45        1/5/00     2,600,000
  2,800,000 Port Authority of NY and
             NJ Obligation Revenue
             VR.......................         4.45        1/5/00     2,800,000
    900,000 Rockland County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00       900,000
  4,270,000 Suffolk County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00     4,270,000
  3,800,000 Syracuse, NY Industrial
             Development Agency VR....         5.80        1/5/00     3,800,000
  4,235,000 Ulster County, NY
             Industrial Development
             Agency VR................         5.60        1/5/00     4,235,000
  1,960,000 Warren & Washington
             Counties, NY Industrial
             Development Agency VR....         5.55        1/6/00     1,960,000
    300,000 Wyoming County, NY
             Industrial Development
             Agency VR................         5.55        1/6/00       300,000
  5,010,000 Wyoming County, NY
             Industrial Development
             Agency VR................         5.70        1/6/00     5,010,000
                                                                   ------------
                                                                    174,298,327
                                                                   ------------
 Puerto Rico -- 0.1%
    100,000 Commonwealth of Puerto
             Rico, Public Improvement
             MBIA PR..................         7.30        7/1/00       103,712
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $174,402,039*)...                             $174,402,039
                                                                   ============

------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
* Aggregate cost for Federal income tax purposes is substantially the same. Abbreviations used in this schedule:

 MBIA-- Insured as to principal and interest by the MBIA Insurance Corpora-
     tion.
 PR-- Pre-refunded.
 PUT -- Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                              Yield to
    Face                                  Maturity on Date Maturity
   Amount             Security              of Purchase+     Date      Value

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 7.2%

 Financial Services -- 7.2%
 $  493,096 Ford Credit Auto...........         5.35%      7/17/00  $   493,096
  1,600,000 Ford Motor Credit Co.......         5.95       1/26/00    1,593,389
    144,857 Green Tree Financial
             Services..................         4.94        6/1/00      144,857
  1,500,000 SMM Trust..................         6.29       9/13/00    1,500,000
                                                                    -----------
            TOTAL ASSET-BACKED
            SECURITIES
            (Cost -- $3,731,342).......                               3,731,342
                                                                    -----------

 CERTIFICATES OF DEPOSIT -- 6.7%

 Banks -- 6.7%
  1,000,000 Commerze AG Bank...........         5.07       2/11/00      999,997
  1,000,000 Commerze AG Bank...........         5.20       3/15/00      997,926
  1,500,000 Landesbank Hessen-Thurin
             Bank......................         5.21       2/29/00    1,499,755
                                                                    -----------
            TOTAL CERTIFICATES OF
            DEPOSIT
            (Cost -- $3,497,678).......                               3,497,678
                                                                    -----------

 COMMERCIAL PAPER -- 52.3%

 Aerospace/Defense -- 3.8%
  2,000,000 United Technologies Corp...         5.95       2/24/00    1,982,150
                                                                    -----------

 Auto and Transportation -- 6.5%
  2,000,000 Bil North America Inc. ....         6.00        2/1/00    1,989,667
  1,400,000 Volkswagen of America......         6.00       1/19/00    1,395,800
                                                                    -----------
                                                                      3,385,467
                                                                    -----------

 Banks -- 3.7%
  1,926,000 Nordbanken NA Inc. ........         6.00        2/7/00    1,914,123
                                                                    -----------

 Consumer Products -- 10.5%
  2,000,000 Guardian Industries........         5.90       1/13/00    1,996,066
  2,000,000 Jostens Co. ...............         5.92       2/10/00    1,986,845
  1,500,000 Swiss Re Financial
             Products..................         6.50       1/18/00    1,495,395
                                                                    -----------
                                                                      5,478,306
                                                                    -----------

 Electric -- 3.8%
  2,000,000 Sharp Electric Corp. ......         6.00       2/18/00    1,984,000
                                                                    -----------

 Financial Services -- 5.5%
  1,100,000 First Data Corp. ..........         6.00       1/25/00    1,095,600
    987,000 KFW International Finance
             Authority.................         5.85       1/19/00      984,113
    800,000 Transamerica Finance
             Corp. ....................         6.00       1/28/00      796,401
                                                                    -----------
                                                                      2,876,114
                                                                    -----------

 Hospitals -- 3.6%
  1,899,000 Mount Sinai Medical
             Center....................         6.83       1/14/00    1,894,316
                                                                    -----------

 Municipal -- 11.1%
  2,000,000 Emory University, Georgia..         6.25        2/7/00    2,000,000
  1,000,000 Lower Colorado River
             Authority.................         6.26        2/9/00    1,000,000
  1,795,000 New York City, New York
             GO........................         6.15        3/7/00    1,795,000
  1,000,000 Tennessee State School
             Board.....................         6.15       2/11/00    1,000,000
                                                                    -----------
                                                                      5,795,000
                                                                    -----------


                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                              Yield to
    Face                                  Maturity on Date Maturity
   Amount             Security              of Purchase+     Date      Value

-------------------------------------------------------------------------------
 Utility -- 3.8%
 $2,000,000 National Rural Utility.....         5.88%      3/13/00  $ 1,976,480
                                                                    -----------
            TOTAL COMMERCIAL PAPER
            (Cost -- $27,285,956)......                              27,285,956
                                                                    -----------

 FLOATING RATE NOTES -- 24.2%

 California -- 1.5%
    800,000 Sacramento County,
             California VR.............         5.85        1/5/00      800,000
                                                                    -----------

 Florida -- 1.7%
    865,000 Dade County, Florida
             Expressway Authority VR
             FGIC-Insured..............         6.25        1/6/00      865,000
                                                                    -----------

 Illinois -- 2.3%
    295,000 Aurora Kane & Dupage
             County, IL Industrial
             Development Authority VR..         5.90        1/6/00      295,000
    900,000 Illinois Student Assistance
             Commission VR.............         6.50        1/5/00      900,000
                                                                    -----------
                                                                      1,195,000
                                                                    -----------

 Indiana -- 2.5%
  1,300,000 Indiana State Development
             Finance Authority VR......         6.50        1/5/00    1,300,000
                                                                    -----------

 Maryland -- 2.2%
    400,000 Maryland Development
             Finance Authority VR......         6.60        1/5/00      400,000
    765,000 Maryland Stadium Authority
             VR........................         6.55        1/5/00      765,000
                                                                    -----------
                                                                      1,165,000
                                                                    -----------

 New Jersey -- 0.4%
    235,000 New Jersey Economic
             Development Authority VR..         6.80        1/3/00      235,000
                                                                    -----------

 New York -- 4.5%
  1,855,000 Clinton County, New York
             Industrial Development
             Agency VR.................         6.00        1/6/00    1,855,000
    500,000 New York State Housing
             Finance Agency VR.........         6.05        1/5/00      500,000
                                                                    -----------
                                                                      2,355,000
                                                                    -----------

 North Carolina -- 0.8%
    400,000 Community Health Systems
             VR........................         6.05        1/5/00      400,000
                                                                    -----------

 Pennsylvania -- 2.5%
    390,000 Moon, Pennsylvania
             Industrial Development
             Authority VR..............         5.90        1/6/00      390,000
    925,000 Pennsylvania Economic
             Development Authority VR..         6.50        1/6/00      925,000
                                                                    -----------
                                                                      1,315,000
                                                                    -----------

 Texas -- 5.8%
  1,000,000 Gulf Coast Texas Solid
             Waste Disposal VR.........         5.60        1/5/00    1,000,000
  2,000,000 Texas State VR.............         6.50        1/5/00    2,000,000
                                                                    -----------
                                                                      3,000,000
                                                                    -----------

            TOTAL FLOATING RATE NOTES
            (Cost -- $12,630,000)......                              12,630,000
                                                                    -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
    Face
   Amount                      Security                                Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 9.6%
 $5,024,512 State Street Bank & Trust Co., 3.00% due
            1/3/00; Proceeds at maturity -- $5,025,769;
            (Fully collateralized by U.S. Treasury Bonds,
            8.88% due 8/15/17; Market value --
             $5,131,713)
            (Cost -- $5,024,512).........................           $ 5,024,512
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $52,169,488*).......................           $52,169,488
                                                                    ===========

------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
*Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviations used in this schedule:

 FGIC  -- Insured as to principal and interest by the Financial Guaranty In-
     surance Corporation.
 GO -- General Obligation.
                       See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 1999

                                                       New York       Cash
                                                      Municipal    Management
                                                      Money Fund      Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments, at amortized cost..................... $174,402,039  $52,169,488
 Cash...............................................      732,714           --
 Interest receivable................................      640,017      385,235
                                                     ------------  -----------
 Total Assets.......................................  175,774,770   52,554,723
                                                     ------------  -----------
LIABILITIES:
 Dividends payable..................................      511,160      227,565
 Payable for Fund shares purchased..................      330,000      140,729
 Management fees payable............................       29,040        8,973
 Administration fees payable........................        7,284        2,243
 Accrued expenses...................................       94,883       30,787
                                                     ------------  -----------
 Total Liabilities..................................      972,367      410,297
                                                     ------------  -----------
Total Net Assets....................................  174,802,403  $52,144,426
                                                     ============  ===========
NET ASSETS:
 Par value of shares of capital stock............... $    175,038  $    52,148
 Capital paid in excess of par value................  174,801,016   52,094,465
 Accumulated net realized loss on security
  transactions......................................     (173,651)      (2,187)
                                                     ------------  -----------
 Total Net Assets................................... $174,802,403  $52,144,426
                                                     ============  ===========
Shares Outstanding:
Class A.............................................    5,818,342   20,702,969
                                                     ============  ===========
Class B.............................................      258,551   20,477,014
                                                     ============  ===========
Class 2.............................................       33,000    1,932,524
                                                     ============  ===========
Class O.............................................  168,927,964    9,035,000
                                                     ============  ===========
Net Asset Value:
Class A............................................. $       1.00  $      1.00
                                                     ============  ===========
Class B............................................. $       1.00  $      1.00
                                                     ============  ===========
Class 2............................................. $       1.00  $      1.00
                                                     ============  ===========
Class O............................................. $       1.00  $      1.00
                                                     ============  ===========

                       See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 1999

                                                           New York     Cash
                                                          Municipal  Management
                                                          Money Fund    Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest................................................ $5,842,945 $2,633,347
                                                          ---------- ----------
EXPENSES:
 Management fees (Note 2)................................    358,215    101,230
 Shareholder and system servicing fees...................    104,296     63,045
 Administration fees (Note 2)............................     89,554     25,308
 Audit and legal.........................................     74,973     11,543
 Shareholder communications..............................     36,500      2,129
 Registration fees.......................................     26,299     31,815
 Custody.................................................     23,869     12,713
 Directors' fees.........................................      2,896      2,794
 Other...................................................     23,985     16,302
                                                          ---------- ----------
 Total Expenses..........................................    740,587    266,879
                                                          ---------- ----------
Net Investment Income....................................  5,102,358  2,366,468
                                                          ---------- ----------
 Net Realized Gain (Loss)................................         47       (349)
                                                          ---------- ----------
Increase in Net Assets From Operations................... $5,102,405 $2,366,119
                                                          ========== ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                    New York         Cash
                                                    Municipal     Management
                                                   Money Fund        Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income........................... $   5,102,358  $   2,366,468
 Net realized gain (loss)........................            47           (349)
                                                  -------------  -------------
 Increase in Net Assets From Operations..........     5,102,405      2,366,119
                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................    (5,102,358)    (2,366,468)
                                                  -------------  -------------
 Decrease in Net Assets From Distributions to
  Shareholders...................................    (5,102,358)    (2,366,468)
                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares................   105,246,111    489,787,924
 Net asset value of shares issued for
  reinvestment of dividends......................     5,036,010        637,113
 Cost of shares reacquired.......................  (136,613,603)  (493,253,551)
                                                  -------------  -------------
 Decrease in Net Assets From Fund Share
  Transactions...................................   (26,331,482)    (2,828,514)
                                                  -------------  -------------
Decrease in Net Assets...........................   (26,331,435)    (2,828,863)
NET ASSETS:
 Beginning of year...............................   201,133,838     54,973,289
                                                  -------------  -------------
 End of year..................................... $ 174,802,403  $  52,144,426
                                                  =============  =============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1998

                                                    New York         Cash
                                                    Municipal     Management
                                                   Money Fund        Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income........................... $   7,872,626  $   2,091,496
 Net realized gain (loss)........................         3,684           (532)
                                                  -------------  -------------
 Increase in Net Assets From Operations..........     7,876,310      2,090,964
                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................    (7,872,626)    (2,091,496)
                                                  -------------  -------------
 Decrease in Net Assets From Distributions to
  Shareholders...................................    (7,872,626)    (2,091,496)
                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares................   164,421,373    368,516,371
 Net asset value of shares issued for
  reinvestment of dividends......................     7,632,777        625,177
 Cost of shares reacquired.......................  (280,200,849)  (358,243,415)
                                                  -------------  -------------
 Increase (Decrease) in Net Assets From Fund
  Share Transactions.............................  (108,146,699)    10,898,133
                                                  -------------  -------------
Increase (Decrease) in Net Assets................  (108,143,015)    10,897,601
NET ASSETS:
 Beginning of Year...............................   309,276,853     44,075,688
                                                  -------------  -------------
 End of Year..................................... $ 201,133,838  $  54,973,289
                                                  =============  =============

                       See Notes to Financial Statements.

Notes to Financial Statements
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc, formerly known as Salomon Brothers Investors Fund Inc., and the Salomon Brothers Capital Fund Inc.

Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Fund") and Salomon Brothers Cash Management Fund ("Cash Management Fund"), are separate investment portfolios of the Series Fund, an open-end man-agement investment company, incorporated in Maryland on April 17, 1990. The Se-ries Fund consists of these portfolios and ten other separate investment port-folios: Salomon Brothers Asia Growth Fund, Salomon Brothers International Eq-uity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, formerly known as Salomon Brothers Total Return Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

 Fund:                           Objective:
 New York Municipal Money Fund.. To seek a high level of current income exempt from Federal income taxes, New York State and
                                 New York City personal income taxes consistent
                                 with liquidity and the stability of principal.
 Cash Management Fund........... To seek as high a level of current income as is consistent with liquidity and the stability
                                 of principal.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

 (a) Investment Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

 (b) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (c) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (d) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

 (e) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Each class currently has the same expense structure.

Notes to Financial Statements
(continued)
 (f) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (g) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain serv-ices and facilities required for conducting the business of the Investment Se-ries and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is calculated at an annual rate of 0.20% of each Fund's average daily net assets.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc. ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. The Funds are not subject to a front-end sales charge or service and distribution plan fees.

3. Portfolio Investment Risks

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest rating categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Notes to Financial Statements
(continued)

4. Tax Information

At December 31, 1999, New York Municipal Money Fund and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                            New York     Cash
Year of                                                    Municipal  Management
Expiration                                                 Money Fund    Fund
--------------------------------------------------------------------------------
2000......................................................  $ 94,778    $  396
2001......................................................       --        409
2002......................................................    65,321       415
2004......................................................       --         10
2005......................................................    13,552        42
2006......................................................       --        566
2007......................................................       --        349
                                                            --------    ------
                                                            $173,651    $2,187
                                                            ========    ======

5. Capital Stock

At December 31, 1999, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                             Class A Shares
                          --------------------------------------------------------
                                 Year Ended                   Year Ended
                              December 31, 1999            December 31, 1998
                          ---------------------------  ---------------------------
                             Shares        Amount         Shares        Amount
                          ------------  -------------  ------------  -------------
New York Municipal Money
Fund
 Shares sold............     3,635,035  $   3,635,035     2,564,333  $   2,564,333
 Shares issued on
  reinvestment..........       144,095        144,095       157,513        157,513
 Shares reacquired......    (3,332,584)    (3,332,584)   (1,158,084)    (1,158,084)
                          ------------  -------------  ------------  -------------
 Net increase ..........       446,546  $     446,546     1,563,762  $   1,563,762
                          ============  =============  ============  =============
Cash Management Fund
 Shares sold............   405,754,940  $ 405,754,940   281,743,858  $ 281,743,858
 Shares issued on
  reinvestment..........       257,814        257,814       170,004        170,004
 Shares reacquired......  (412,102,761)  (412,102,761) (273,367,264)  (273,367,264)
                          ------------  -------------  ------------  -------------
 Net increase
  (decrease)............    (6,090,007) $  (6,090,007)    8,546,598  $   8,546,598
                          ============  =============  ============  =============
                                             Class B Shares
                          --------------------------------------------------------
                                 Year Ended                   Year Ended
                              December 31, 1999            December 31, 1998
                          ---------------------------  ---------------------------
                             Shares        Amount         Shares        Amount
                          ------------  -------------  ------------  -------------
New York Municipal Money
Fund
 Shares sold............       269,414  $     269,414        17,300  $      17,300
 Shares issued on
  reinvestment..........         4,468          4,468            --             --
 Shares reacquired......       (40,331)       (40,331)      (17,300)       (17,300)
                          ------------  -------------  ------------  -------------
 Net increase ..........       233,551  $     233,551            --  $          --
                          ============  =============  ============  =============
Cash Management Fund
 Shares sold............    25,772,175  $  25,772,175    27,061,219  $  27,061,219
 Shares issued on
  reinvestment..........       184,493        184,493        87,138         87,138
 Shares reacquired......   (22,853,280)   (22,853,280)  (13,926,068)   (13,926,068)
                          ------------  -------------  ------------  -------------
 Net increase ..........     3,103,388  $   3,103,388    13,222,289  $  13,222,289
                          ============  =============  ============  =============

Notes to Financial Statements
(continued)

                                            Class 2 Shares*
                          -------------------------------------------------------
                                 Year Ended                  Year Ended
                              December 31, 1999           December 31, 1998
                          --------------------------  ---------------------------
                             Shares        Amount        Shares        Amount
                          ------------  ------------  ------------  -------------
New York Municipal Money
Fund
 Shares sold............        39,204  $     39,204       127,765  $     127,765
 Shares issued on
  reinvestment..........            42            42            45             45
 Shares reacquired......      (159,056)     (159,056)           --             --
                          ------------  ------------  ------------  -------------
 Net increase
  (decrease)............      (119,810) $   (119,810)      127,810  $     127,810
                          ============  ============  ============  =============
Cash Management Fund
 Shares sold............    13,158,778  $ 13,158,778    24,803,143  $  24,803,143
 Shares issued on
  reinvestment..........        26,636        26,636        28,384         28,384
 Shares reacquired......   (13,993,462)  (13,993,462)  (23,897,132)   (23,897,132)
                          ------------  ------------  ------------  -------------
 Net increase
  (decrease)............      (808,048) $   (808,048)      934,395  $     934,395
                          ============  ============  ============  =============
                                             Class O Shares
                          -------------------------------------------------------
                                 Year Ended                  Year Ended
                              December 31, 1999           December 31, 1998
                          --------------------------  ---------------------------
                             Shares        Amount        Shares        Amount
                          ------------  ------------  ------------  -------------
New York Municipal Money
Fund
 Shares sold............   101,302,458  $101,302,458   161,711,975  $ 161,711,975
 Shares issued on
  reinvestment..........     4,887,405     4,887,405     7,475,219        475,219
 Shares reacquired......  (133,081,632) (133,081,632) (279,025,465)  (279,025,465)
                          ------------  ------------  ------------  -------------
 Net decrease...........   (26,891,769) $(26,891,769) (109,838,271) $(109,838,271)
                          ============  ============  ============  =============
Cash Management Fund
 Shares sold............    45,102,031  $ 45,102,031    34,908,151  $  34,908,151
 Shares issued on
  reinvestment..........       168,170       168,170       339,651        339,651
 Shares reacquired......   (44,304,048)  (44,304,048)  (47,052,951)   (47,052,951)
                          ------------  ------------  ------------  -------------
 Net increase
  (decrease)............       966,153  $    966,153   (11,805,149) $(11, 805,149)
                          ============  ============  ============  =============

* Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

New York Municipal Money Fund

------------------------------------------------------------------------
                                              Class A Shares
                                      ----------------------------------
                                       1999     1998     1997    1996(1)
                                      ----------------------------------
Net Asset Value, Beginning of Year..  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                      -------  -------  -------  -------
 Net investment income..............    0.029    0.031    0.034    0.006
 Dividends from net investment
  income............................   (0.029)  (0.031)  (0.034)  (0.006)
                                      -------  -------  -------  -------
Net Asset Value, End of Year........  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                      =======  =======  =======  =======
Total Return(2).....................      2.9%     3.2%     3.5%     0.6%++
Net Assets, End of Year (000s)......   $5,810   $5,372   $3,808     $360
Ratios to Average Net Assets:
 Expenses...........................     0.41%    0.41%    0.50%    0.38%+
 Net investment income..............     2.85%    3.15%    3.39%    3.56%+
management fee, expenses absorbed by
SBAM and credits earned on custodian
cash balances, net investment income
per share and expense ratios would
have been:
 Net investment income per share....       --       --       --  $ 0.006
 Expense ratio......................       --       --       --     0.39%+

New York Municipal Money Fund
------------------------------------------------------------------------

                                              Class B Shares
                                      ----------------------------------
                                       1999     1998     1997    1996(1)

                                      ----------------------------------
Net Asset Value, Beginning of Year..  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                      -------  -------  -------  -------
 Net investment income..............    0.029    0.031    0.034    0.006
 Dividends from net investment
  income............................   (0.029)  (0.031)  (0.034)  (0.006)
                                      -------  -------  -------  -------
Net Asset Value, End of Year........  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                      =======  =======  =======  =======
Total Return(2).....................      2.9%     3.2%     3.5%     0.6%++
Net Assets, End of Year (000s)......     $258      $25      $25      $25
Ratios to Average Net Assets:
 Expenses...........................     0.42%    0.42%    0.43%    0.40%+
 Net investment income..............     2.99%    3.21%    3.32%    3.40%+
Before applicable waiver of
management fee, expenses absorbed by
SBAM and credits earned on custodian
cash balances, net investment income
per share and expense ratios would
have been:
 Net investment income per share....       --       --       --  $ 0.006
 Expense ratio......................       --       --       --     0.41%+

------
(1) For the period from November 1, 1996 (inception date) to December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

New York Municipal Money Fund

-----------------------------------------------------------------
                                    Class 2 Shares
                          --------------------------------------
                            1999    1998(1)     1997    1996(2)
                          --------------------------------------
Net Asset Value,
 Beginning of Year......  $  1.000  $  1.000  $  1.000  $  1.000
                          --------  --------  --------  --------
 Net investment income..     0.029     0.031     0.034     0.006
 Dividends from net
  investment income.....    (0.029)   (0.031)   (0.034)   (0.006)
                          --------  --------  --------  --------
Net Asset Value, End of
 Year...................  $  1.000  $  1.000  $  1.000  $  1.000
                          ========  ========  ========  ========
Total Return(3).........       2.9%      3.2%      3.5%      0.6%++
Net Assets, End of Year
 (000s).................       $33      $153       $25       $25
Ratios to Average Net
 Assets:
 Expenses...............      0.40%     0.34%     0.47%     0.40%+
 Net investment income..      2.78%     3.13%     3.40%     3.40%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............        --        --        --  $  0.006
 Expense ratio..........        --        --        --      0.41%+

New York Municipal Money Fund
----------------------------------------------------------------------------

                                         Class O Shares
                          --------------------------------------------------
                            1999      1998      1997      1996        1995
                          --------------------------------------------------
Net Asset Value,
 Beginning of Year......  $  1.000  $  1.000  $  1.000  $  1.000    $  1.000
                          --------  --------  --------  --------    --------
 Net investment income..     0.029     0.031     0.034     0.032       0.037
 Dividends from net
  investment income.....    (0.029)   (0.031)   (0.034)   (0.032)     (0.037)
                          --------  --------  --------  --------    --------
Net Asset Value, End of
 Year...................  $  1.000  $  1.000  $  1.000  $  1.000    $  1.000
                          ========  ========  ========  ========    ========
Total Return(3).........       2.9%      3.2%      3.5%      3.3%        3.7%
Net Assets, End of Year
 (000s).................  $168,701  $195,584  $305,419  $273,734    $226,549
Ratios to Average Net
 Assets:
 Expenses...............      0.41%     0.43%     0.47%     0.53%       0.43%
 Net investment income..      2.85%     3.14%     3.39%     3.25%       3.67%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............        --        --        --  $  0.032    $  0.037
 Expense ratio..........        --        --        --      0.53%       0.45%

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Cash Management Fund

-------------------------------------------------------------------------------
                                             Class A Shares
                                 -------------------------------------------
                                  1999     1998     1997     1996    1995(1)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Year..........................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 -------  -------  -------  -------  -------
 Net investment income.........    0.047    0.050    0.051    0.050    0.044
 Dividends from net investment
  income.......................   (0.047)  (0.050)  (0.051)  (0.050)  (0.044)
                                 -------  -------  -------  -------  -------
Net Asset Value, End of Year...  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 =======  =======  =======  =======  =======
Total Return(2)................      4.8%     5.2%     5.2%     5.1%     4.5%++
Net Assets, End of Year
 (000s)........................  $20,702  $26,793  $18,246  $ 8,175  $ 1,756
Ratios to Average Net Assets:
 Expenses......................     0.53%    0.55%    0.55%    0.55%    0.55%+
 Net investment income.........     4.65%    5.02%    5.11%    4.95%    5.42%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................       --  $ 0.049  $ 0.049  $ 0.047  $ 0.037
 Expense ratio.................       --     0.67%    0.70%    0.82%    1.35%+

                                             Class B Shares
                                 -------------------------------------------
                                  1999     1998     1997     1996    1995(1)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Year..........................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 -------  -------  -------  -------  -------
 Net investment income.........    0.047    0.050    0.051    0.050    0.043
 Dividends from net investment
  income.......................   (0.047)  (0.050)  (0.051)  (0.050)  (0.043)
                                 -------  -------  -------  -------  -------
Net Asset Value, End of Year...  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 =======  =======  =======  =======  =======
Total Return(2)................      4.8%     5.2%     5.2%     5.1%     4.4%++
Net Assets, End of Year
 (000s)........................  $20,476  $17,374  $ 4,151  $ 3,920  $ 2,238
Ratios to Average Net Assets:
 Expenses......................     0.53%    0.55%    0.55%    0.55%    0.55%+
 Net investment income.........     4.72%    4.95%    5.10%    4.95%    5.38%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................       --  $ 0.049  $ 0.049  $ 0.047  $ 0.037
 Expense ratio.................       --     0.67%    0.70%    0.82%    1.34%+

Cash Management Fund
------
(1) For the period ended January 3, 1995 (inception date) to December 31, 1995.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Cash Management Fund

-------------------------------------------------------------------------------
                                             Class 2 Shares
                                 -------------------------------------------
                                  1999    1998(1)   1997     1996    1995(2)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Year..........................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 -------  -------  -------  -------  -------
 Net investment income.........    0.047    0.050    0.051    0.050    0.043
 Dividends from net investment
  income.......................   (0.047)  (0.050)  (0.051)  (0.050)  (0.043)
                                 -------  -------  -------  -------  -------
Net Asset Value, End of Year...  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 =======  =======  =======  =======  =======
Total Return(3)................      4.8%     5.2%     5.2%     5.1%     4.4%++
Net Assets, End of Year
 (000s)........................  $ 1,932  $ 2,741  $ 1,806  $   435  $   183
Ratios to Average Net Assets:
 Expenses......................     0.53%    0.55%    0.55%    0.55%    0.55%+
 Net investment income.........     4.67%    4.98%    5.16%    4.95%    5.40%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................       --  $ 0.049  $ 0.049  $ 0.047  $ 0.036
 Expense ratio.................       --     0.67%    0.70%    0.82%    1.34%+

                                             Class O Shares
                                 -------------------------------------------
                                  1999     1998     1997     1996     1995
                                 -------------------------------------------
Net Asset Value, Beginning of
 Year..........................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 -------  -------  -------  -------  -------
 Net investment income.........    0.047    0.050    0.051    0.050    0.055
 Dividends from net investment
  income.......................   (0.047)  (0.050)  (0.051)  (0.050)  (0.055)
                                 -------  -------  -------  -------  -------
Net Asset Value, End of Year...  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                 =======  =======  =======  =======  =======
Total Return(3)................      4.8%     5.2%     5.2%     5.1%     5.6%
Net Assets, End of Year
 (000s)........................  $ 9,034  $ 8,066  $19,872  $14,225  $ 6,684
Ratios to Average Net Assets:
 Expenses......................     0.53%    0.55%    0.55%    0.55%    0.55%
 Net investment income.........     4.67%    5.08%    5.10%    4.95%    5.46%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................       --  $ 0.049  $ 0.049  $ 0.047  $ 0.047
 Expense ratio.................       --     0.67%    0.70%    0.82%    1.34%

Cash Management Fund
------
(1) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2) For the period ended January 3, 1995 (inception date) to December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Report of Independent Accountants
Tax Information
(unaudited)
To the Board of Directors and Shareholders of Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers Cash Management Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers New York Munici-pal Money Market Fund and Salomon Brothers Cash Management Fund (two of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their opera-tions for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by cor-respondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2000

--------------------------------------------------------------------------------




For Federal tax purposes the New York Municipal Money Fund hereby designates for fiscal year ended December 31, 1999:

  . 100.00% of dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

Salomon Brothers Investment Series


INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048
CUSTODIAN
     PNC Bank, National Association
     200 Stevens Drive
     Suite 440
     Lester, Pennsylvania 19113
DIVIDEND DISBURSING AND TRANSFER AGENT
     PFPC Global Fund Services
     53 State Street
     Boston, Massachusetts 02109-2873
LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. BARBER
     Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
     Consultant, Colman Consulting Co., Inc.
DANIEL P. CRONIN
     Vice President-General Counsel,
     Pfizer International Inc.
HEATH B. MCLENDON
     Chairman and President, Managing Director,
     Salomon Smith Barney Inc.; President and Director,
     SSB Citi Fund Management LLC and Travelers
     Investment Adviser, Inc.

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President and Treasurer
ROBERT E. AMODEO
     Executive Vice President
JAMES E. CRAIGE
     Executive Vice President
THOMAS K. FLANAGAN
     Executive Vice President
ROGER LAVAN
     Executive Vice President
ROSS S. MARGOLIES
     Executive Vice President
MAUREEN O'CALLAGHAN
     Executive Vice President
DAVID J. SCOTT
     Executive Vice President
BETH A. SEMMEL
     Executive Vice President
PETER J. WILBY
     Executive Vice President
GEORGE J. WILLIAMSON
     Executive Vice President
THOMAS A. CROAK
     Vice President
NANCY A. NOYES
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

                          [LOGO OF SALOMON BROTHERS]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048
SBSMMANN 12/99

ANNUAL
REPORT
December 31, 1999

                                                                         [PHOTO]

                                                                         [PHOTO]

                                                                         [PHOTO]

                       SALOMON BROTHERS ASSET MANAGEMENT

                                                 [_] HIGH YIELD BOND FUND

                                                 [_] STRATEGIC BOND FUND
SALOMON BROTHERS
------------------------------------------------ [_] NATIONAL INTERMEDIATE
                                                     MUNICIPAL FUND

                                                 [_] U.S. GOVERNMENT INCOME FUND

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and unparalleled expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years--but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES
--------------------------------------------------------------------------------
TO YOUR FINANCIAL FUTURE

RICH TRADITION
--------------
Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
----------------
We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
--------------------
Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
-----------
We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
---------------------
We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

Table of Contents

A MESSAGE FROM THE CHAIRMAN ..............................................     2

THE SALOMON BROTHERS INVESTMENT SERIES

   HIGH YIELD BOND FUND ..................................................     5

   STRATEGIC BOND FUND ...................................................    11

   NATIONAL INTERMEDIATE MUNICIPAL FUND ..................................    16

   U.S. GOVERNMENT INCOME FUND ...........................................    23

SCHEDULES OF INVESTMENTS .................................................    30

STATEMENTS OF ASSETS AND LIABILITIES .....................................    48

STATEMENTS OF OPERATIONS .................................................    49

STATEMENTS OF CHANGES IN NET ASSETS ......................................    50

STATEMENTS OF CASH FLOWS .................................................    52

NOTES TO FINANCIAL STATEMENTS ............................................    53

FINANCIAL HIGHLIGHTS .....................................................    63

REPORT OF INDEPENDENT ACCOUNTANTS ........................................    71

TAX INFORMATION ..........................................................    72

DIRECTORS AND OFFICERS OF
   THE SALOMON BROTHERS INVESTMENT SERIES ................................   IBC

[PHOTO]

Heath B. McLendon
Chairman

SALOMON BROTHERS INVESTMENT SERIES

A Message From the Chairman


DEAR SHAREHOLDER:
We are pleased to provide the annual report for The Salomon Brothers Investment Series -- High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund ("Funds") for the year ended December 31, 1999. Interviews with the various Fund managers appear after each market commentary. We hope you find this report useful and informative.

Below is a chart showing each Fund's Class A share return for the year ended December 31, 1999 with and without sales charges.

THE PERFORMANCE OF THE FUNDS/1/
Class A Shares Total Return for the Year Ended December 31, 1999:

                                        WITHOUT                    WITH
                                    SALES CHARGES/2/          SALES CHARGES/3/
                                   -----------------         -----------------
High Yield Bond Fund                    7.03%                     1.98%
Strategic Bond Fund                     4.96                     (0.04)
National Intermediate
 Municipal Fund                         0.18                     (4.58)
U.S. Government Income Fund             1.52                     (3.28)

MARKET COMMENTARY
Many of the world's financial markets fell a year ago, following Russia's unexpected debt defaults, a major hedge fund crisis and a currency devaluation in Brazil. Meanwhile, economic upheavals in Asia were also causing serious repercussions internationally. Yet, by the end of the period, many global stock and bond markets experienced a dramatic reversal of fortune.

----------
1 Please note that the returns for the Strategic Bond Fund, the National Intermediate Municipal Fund and the U.S. Government Income Fund include the effects of fee waivers. Had these fee waiver policies not been in effect, the returns for these Funds would have been lower. It is Salomon Brothers Asset Management's intention to continue this policy. However, there can be no assurance that the fee waiver will remain in effect.
2 These total return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares.
3 These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares up to 4.75%.

In addition, both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Funds and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or 1-800-725-6666 to obtain a copy of the prospectus.

Perhaps the most striking aspect about the stock market's double-digit returns in 1999 was that they were achieved while interest rates increased. The Federal Reserve Board ("Fed") raised interest rates three times in 1999 as an inflationary precaution.3 Rising interest rates generally lead to a decline in stock prices. However, most stock investors remained optimistic that the U.S. economy would continue its remarkable growth and stock prices continued to advance. Fueling this optimism was strong corporate profits, rising personal incomes and record consumer and investor confidence.

Bond investors did not react positively to the actions of the Fed and the bond market experienced its worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate hikes and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

Recently released economic data from the U.S. Commerce Department provided the first concrete evidence that the U.S. economy may have been structurally transformed in an extremely positive way during the period. In fact, recent data suggests to us that the economy has actually been growing more strongly than previously thought. The term "new economic era" may explain to a large extent the changes in stock market valuations that have occurred over the past several years. While short-term market fluctuations may be expected as a result of future Fed monetary policy decisions, we are guardedly optimistic about our economic future.

In other parts of the world, growth picked up in Europe and Asia, where a great deal of corporate restructuring is taking place. Europe's new economy has contributed to the consolidation of businesses and the creation of even stronger and more competitive European companies. We continue to see the amazing resilience of the economies of Southeast Asia, as the region returns to economic stability and growth -- albeit at a slower, yet more sustainable, rate.

The globalization of financial markets has also continued as the New York Stock Exchange and NASDAQ add more foreign stocks for trading. Investors today have more investment options than ever before as trading hours expand, allowing for broader investor participation and pursuit of investment opportunities.

-----------
3 On February 2, 2000, after this letter was written, the Fed raised interest rates 0.25% to 5.25%.

SALOMON BROTHERS ASSET MANAGEMENT UPDATE
We at Salomon Brothers Asset Management are pleased to announce the launch of two new mutual funds during the period. Effective November 22, 1999, the International Equity Fund and the Large Cap Growth Fund were introduced into the Salomon Brothers Investment Series family. We believe that both of these new products bring investment opportunities to today's discriminating investors and round out our menu of offerings.

Here is a brief list of some other noteworthy events that took place at Salomon Brothers Asset Management this past year:

 .    A Warm Welcome to Phillip Meserve -- Former President of Pilgrim Baxter &
     Associates, Phil Meserve has recently joined Salomon Brothers as Managing Director and Head of Non-Proprietary Distribution. Mr. Meserve is well known in the industry for helping to establish and build a more client-focused financial intermediary network in the early to mid-1990s.

 .    A Unique Investment Style-- Looking for a fund that has identified and owned some of the best-performing stocks out there? Salomon Brothers Capital Fund taps into a variety of market capitalizations, in search of the best stock opportunities. The Fund's managers are widely recognized for the Fund's unique investment style. Barron's, a leading business weekly, recently profiled the Fund's portfolio managers, Ross Margolies and Robert Donahue, describing them as "true bottom-up investors focusing on individual companies," while Morningstar, Inc. refers to manager Ross Margolies as "one of the smartest fund managers around."4

On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Salomon Brothers Investment Series. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

January 24, 2000

-------------
4 Source: Barron's, "Nonconformists," 11/13/99. Source: Morningstar, "The Pick of the Mid-Blend Category," 10/12/99. Past performance is not indicative of future results. The principal value and investment returns will fluctuate, an investors' shares, when redeemed, may be worth more or less than their original cost. Please read each Fund's prospectus carefully before you invest or send money.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers High Yield Bond Fund seeks to maximize current income by investing primarily in a diversified portfolio of high-yield bonds rated below investment grade. As a secondary objective, the Fund seeks capital appreciation.

Under normal market conditions, the Fund invests at least 65% of its assets in securities rated Baa or lower by Moody's Investors Services, Inc., or BBB or lower by Standard & Poor's. (Moody's and Standard & Poor's are two major credit reporting and bond rating agencies.) A key component of the Fund's overall strategy is to determine the optimal asset allocation between domestic high-yield bonds and international U.S. dollar-denominated Brady bonds and lower-rated sovereign debt.

THE FUND MANAGER

[PHOTO]
Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund.

SALOMON BROTHERS

High Yield Bond Fund

PERFORMANCE UPDATE
During the 12 months ended December 31, 1999, the Salomon Brothers High Yield Bond Fund's Class A shares, without sales charges, posted a return of 7.03%. In comparison, the Salomon Smith Barney High-Yield Market Index returned 1.73% and the JP Morgan Emerging Bond Market Index Plus ("EMBI+") returned 25.99% for the same time period. (The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-Grade U.S. corporate bond market. The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
While benefiting from a strong economy, the high-yield market suffered from the following:

     1.   a back-up in Treasuries due to concern about rising inflation;
     2.   mutual fund outflows;
     3.   a heavy new-issue calendar;
     4.   a reduction in broker/dealer liquidity;
     5.   a volatile equity market; and
     6. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. However, economic growth in the U.S. was stronger than anticipated and the high-yield market rallied in the first four months of the year. However, in the second quarter, continued strong U.S. economic growth led to concerns about rising inflation. Heightened credit concerns also developed as default rates increased, particularly in commodities issuers exposed to global competition and pricing volatility, and in more speculative telecommunications issuers whose access to alternative capital markets was limited. The aforementioned factors rattled individual investors, resulting in prolonged mutual fund outflows, which occurred for as long as nine consecutive weeks through the end of October and totaled $422 million for the year. Finally, tightening broker-dealer liquidity and a heavy new issue calendar in the second and third quarters further constrained liquidity in the high-yield market. As a result, high-yield market returns were negative for the period from May through October.

As the period progressed, the high-yield market, driven by technical, credit and liquidity concerns, became increasingly selective in the new issue and secondary market -- (i) preferring larger, more liquid issues from higher quality issuers,
(ii) punishing underperformers and negative news and (iii) demanding tighter covenant packages and higher yields from new issues, which effectively re-priced the secondary market to lower levels.

However, new issue volume declined to relatively low levels late in the year while in November and December, mutual fund outflows moderated and Collateralized Bond Obligation ("CBO") buying activity picked up dramatically, alleviating some of the pressure on liquidity in the high-yield market and enabling the market to recover modestly and post a positive return for the year.

For the period, the high-yield market's top performers included commodities industries such as metals/mining, energy and paper & forest products, which benefited from material improvement in commodities prices; telecommunications, due to explosive industry growth, mergers & acquisitions activity and private equity investment; gaming, which benefited from investors' preference for defensive credits; and cable & media, which benefited from mergers and acquisitions activity. The financial sector also outperformed as a result of savings & loans benefiting from: (i) strong new home mortgage volume and (ii) their use of adjustable rate mortgages, a natural hedge against rising interest rates. The worst performers included health care, due to the industry's troubles with the recently imposed Medicare reimbursement system; textiles, which is suffering from cheaper imports; and consumer products, supermarkets/drugstores, automotive and services/other, which were all adversely affected by credit concerns at certain issuers. The capital goods sector also underperformed due to the market's preference for more defensive, higher-growth industry sectors. In terms of credit quality, investors favored the higher quality credit tiers, such as BB issues, as they shunned CCC and lower quality single-B issues due to heightened credit concerns; BB, B and CCC issues showed returns of 2.34%, 1.02% and (8.43)%, respectively.

The Fund's performance was helped by overweightings in metals/mining, gaming and financial and underweightings in health care and supermarkets/drugstores. The Fund's performance was adversely impacted by overweightings in consumer products, services and capital goods and underweightings in paper & forest products and telecommunications. During 1999, the Fund responded to market conditions by increasing its exposure to metals/mining, gaming, paper & forest products and financial and decreasing its exposure to health care, supermarkets/drugstores and services.

On December 31, 1999, the high-yield market yielded 11.41%, up from 10.28% at year-end 1998. The excess yield over Treasuries was 5.00%, down from 5.66% at 1998 year-end. Yet, we believe that these levels still represent attractive long-term value.

Going forward, we expect the high-yield market to moderately improve over the next six months as expectations for continued robust economic growth and improved technical factors, including: (i) mutual fund investors returning to the market after selling in late 1999 for tax or Y2K reasons, (ii) continued strong CBO demand and (iii) fund managers investing excess balance sheet cash held over the New Year for Y2K reasons, are partially offset by continued interest rate and credit concerns.

HIGH YIELD BOND FUND

A Global Approach To High-Yield Bond Investing
For years, discerning investors have relied on high-yield bonds to help generate current income. The investment managers of the Salomon Brothers High Yield Bond Fund apply strict tactical evaluations to identify promising high-yield bond opportunities throughout the world. In the following discussion, Portfolio Manager Peter Wilby explains how his seasoned team strives to create a portfolio responsive to changing markets, as well as to balance an expansive global perspective with intense scrutiny of individual securities.

Q: Peter, the High Yield Bond Fund has produced relatively consistent income for investors since its inception. What strategies have been used to help achieve this relative consistency?

We expect to see more volatility in the financial markets over the next few months. In order to succeed in the markets over time, we believe investors should avoid taking a myopic approach to the markets and stay focused on the big picture.

Our investment strategy is to manage the Fund consistently and proactively through all types of market conditions. We try not to be distracted by short-term market volatility. In our view, broad diversification can help cushion those inevitable short-term price swings.

Q: Who should invest in the High Yield Bond Fund?

The Fund may be suitable for investors in search of high current income, growth of capital and diversification. High-yield bonds have long been viewed as attractive investments to investors in search of income. Historically, however, they have offered benefits to a much broader range of investors. In fact, we believe the risk-adjusted returns of high-yield bonds have often rivaled those of common stocks and bonds while also serving as a powerful diversification tool.

We believe the Fund may be best suited to sophisticated investors who seek high income and who are willing to accept the higher risks associated with lower-rated bonds. It may also be an attractive choice for investors seeking to lessen exposure to stock market risk or looking to further diversify an investment-grade bond portfolio. Finally, the High Yield Bond Fund may be of particular interest to U.S. investors who recognize the potential of overseas markets.

Q: What makes the Salomon Brothers High Yield Bond Fund unique?

While there are many high-yield bond funds out there, we believe ours is unique in that it has access to the vast resources of Salomon Smith Barney. We believe our affiliation not only allows our fund managers to access and analyze a wealth of data, but also to search the globe for the widest possible array of attractive investment opportunities.

Also, the Fund offers access to greater investment opportunities than the typical high-yield bond fund. While many funds emphasize only U.S. corporate securities, our Fund expands its investment horizon to include overseas corporate and sovereign debt securities.

Foreign debt and emerging market debt obligations involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. (Please note that international investing involves certain risks such as currency fluctation, differing accounting and financial standards and the potential for adverse political developments.)

Q: How does your global approach to high-yield bonds potentially benefit investors?

By diversifying the portfolio globally, we believe we can achieve additional benefits for our investors. We think that overseas markets offer major opportunities, not only because the market is large -- with an estimated value of over $1.1 trillion -- but because rising stability, improved standards of living and better fiscal and monetary policy management are improving the credit standing of many countries and companies.

The Fund's global approach seeks to allocate assets among three sectors of the high-yield market: domestic high-yield, non-U.S. high-yield and emerging markets debt securities. We seek to enhance yield and returns while managing credit risk and helping to reduce volatility. (Please note that investments in high-yield securities involves a substantial risk and loss. High-yield securities are considered speculative and compared to investment grade securities, tend to have more volatile prices and have more risks.)

Q: Let's tackle a popular topic these days in the high-yield bond market: the rise of defaults and the drop in credit quality. Are they a threat or can you avoid them?

Over the past few years, the strong economy has created an appetite for more speculative credits. A frothy marketplace and aggressive underwriters have brought many start-up firms into the high-yield bond market. These companies will either survive in a highly competitive marketplace or default on their debt payments. One example of the types of defaults we have seen recently are small gas, oil and steel companies, which became insolvent due to the collapse in commodities' prices. The health care sector has also seen its fair share of bankruptcies.

Our philosophy tends to keep us away from the treacherous waters of lower-quality, more speculative high-yield securities that are more likely to default. In the U.S., we seek opportunities in industries that are benefiting from productivity and efficiency improvements. We think our extensive proprietary research enables us to identify sound businesses with consistent cash flows.

We closely evaluate a company's management and profitability, its prospects for long-term growth, historical performance volatility and the market's current expectations. Typically, we try not to stretch for the higher coupons offered by the weaker credits. Our exhaustive search for promising opportunities also frequently takes us to overseas markets, primarily emerging markets sovereign debt, that in our view offer attractive risk and reward tradeoffs. We look to invest in countries that show improving fundamentals and the financial strength to service their outstanding debt. (Please note that high yield securities involve a greater risk of loss due to default or declining credit quality.)

Q: The emerging debt markets have been one of the best-performing asset classes in 1999. Has the Fund benefited from this trend?

Throughout the year, we have maintained approximately 25% to 35% of the Fund's assets in emerging markets debt, which has provided a significant boost to its returns relative to its peer group. Typically, the Fund's emerging markets debt portion is highly diversified. Two of the Fund's largest country holdings in this area are Venezuela and Brazil. Along with strong capital inflows, positive developments in these countries have renewed investor confidence. Venezuela has benefited from a rise in oil prices. In addition, Venezuela is the only Latin American country to have reduced its debt and currently its total debt to GDP is 21%, half of Western European countries. Brazil reported favorable fiscal results along with legislative progress. However, there is no guarantee that this allocation to emerging market debt will enhance performance in the future.

Q: Peter, how do rising rates affect high-yield bonds and emerging markets debt?

As an asset class, credit-sensitive markets have a lower correlation to changes in interest rates than other fixed income securities. As a general rule, a rise in rates is caused by accelerating economic growth. This means that the economy is doing well, which in turn helps companies to grow their businesses and generate the necessary cash flows to pay off their debt. The coupons of high-yield and emerging-markets debt are not tied to market rates, but rather are based on the underlying issuer's creditworthiness. These bonds tend to offer higher coupons to attract and compensate investors for the additional risk of owning high-yield bonds versus traditional investment-grade bonds. Of course, the risks to investors are greater as well.

Peter, thank you for spending some time with us today.

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High-Yield Market Index1. It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
HIGH YIELD BOND FUND -- CLASS A, B, 2 and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High-Yield Market Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                         SALOMON SMITH BARNEY
DATE     CLASS A     CLASS B     CLASS 2     CLASS O     HIGH YIELD MKT INDEX

2/22/95   9,525      10,000       9,900      10,000             10,000
12/95    11,101      11,573      11,461      11,676             11,421
12/96    13,535      14,023      13,874      14,248             12,710
12/97    15,298      15,731      15,565      16,157             14,386
12/98    14,219      14,215      14,356      15,042             14,903
12/99    15,219      15,228      15,301      16,145             15,161


Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 1999

       [CHART]

Corporate Bonds      64%
Sovereign Bonds      25%
Loan Participations   4%
Convertible Bonds     2%
Other Assets          1%

--------------------------------------------------------------------------------
Top Five Industries#
--------------------------------------------------------------------------------
Media/Telecommunications
--------------------------------------------------------------------------------
Consumer Non-Cyclicals
--------------------------------------------------------------------------------
Basic Industries
--------------------------------------------------------------------------------
Manufacturing
--------------------------------------------------------------------------------
Consumer Cyclicals
================================================================================

Each of the sectors represents various industries. Media includes cable, publishing and printing, and telecommunications. Consumer Non-Cyclicals: consumer products, food products, bottling, gaming, healthcare, supermarkets/drug stores, tobacco. Manufacturing: aerospace and defense, automotive, capital goods, building products. Basic Industries: chemicals, containers/packaging, paper and forest products, steel/metal. Consumer
Cyclicals: retail, property and discount products.

--------------------------------------------------------------------------------
Average Annual Total Return for the Year Through December 31,1999
--------------------------------------------------------------------------------
Class A Shares                Without Sales Charges         With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (2/22/95)            10.13%                         9.03%
3 year                                3.99%                         2.30%
1 year                                7.03%                         1.98%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)             9.32%                         9.04%
3 year                                3.21%                         2.43%
1 year                                6.25%                         1.45%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)             9.37%                         9.15%
3 year                                3.32%                         2.96%
1 year                                6.58%                         4.56%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)            10.36%                        10.36%
3 year                                4.25%                         4.25%
1 year                                7.33%                         7.33%
================================================================================

Portfolio holdings may vary.                    See page 28 for all footnotes.
10

[PHOTO]

INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers Strategic Bond Fund seeks a high level of current income. The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed-income securities. As a secondary objective, the Fund seeks capital appreciation. Assets of the Fund may be deployed among various sectors of the global bond markets, depending on portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.

SALOMON BROTHERS
Strategic Bond Fund

PERFORMANCE UPDATE
For the year ended December 31, 1999, the Strategic Bond Fund's Class A shares posted a 4.96% total return without sales charges. This compares favorably with the negative 0.83% return for the Salomon Smith Barney Broad Investment-Grade ("BIG") Bond Index and the negative 0.82% return of the Lehman Brothers Aggregate Bond Index. The Fund's outperformance relative to the BIG Index can be attributed to its allocation to the high-yield and emerging market debt sectors, which had a stellar year relative to investment-grade bonds. (The Salomon Smith Barney BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. The Lehman Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
1999 proved to be a difficult year for the U.S. fixed-income markets. A strong domestic economy, more than doubling of oil prices and a rebound in economic activity overseas combined to force interest rates up and prices on investment-grade bonds down across the U.S. yield curve. The Fed added to the bond market malaise by adopting a tightening bias in May and then raising the federal-funds rate by 75 basis points in three 25-basis-point increments to 5.5% over the remaining seven months of the year. (The federal-funds rate is the interest rate charged by Federal Reserve district banks with excess reserves to banks needing overnight loans to meet reserve requirements.) Many thought that Treasury bonds might act as a safe haven in the period leading up to Y2K; however, this proved incorrect and the 30-year Treasury bond posted its worst one-year return ever -- declining by 14.89%.

THE FUND MANAGERS

[PICTURE]
Peter J.Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience principally in the high-yield and emerging debt markets. Mr.Wilby is primarily responsible for day-to-day fund management of the U.S.high-yield and foreign sovereign bond portions of the Fund.

[PICTURE]
David J.Scott, Director and Portfolio Manager at Salomon Brothers Asset Management LTD, has 17 years of investment industry experience. SBAM LTD provides certain advisory services to Salomon Brothers Asset Management Inc relating to currency transactions and investments in non-dollar-denominated securities.

[PICTURE]
Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience in fixed-income markets. Mr. Lavan is primarily responsible for day-to-day management of the investment-grade debt portion of the Fund.

Financial markets began 1999 under the shadow of the 1998 financial crisis. Caution prevailed among fixed-income investors who remained overweighted in high-quality bonds such as U.S. Treasuries. Investor fears proved to be well founded by mid-January, when Brazil devalued its currency, the real, and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vicious round of contagion, financial markets seemed to shrug it off. In effect, the episode became a bottoming-out event that boosted the confidence of investors to venture out of U.S. Treasuries into higher-yielding bonds. The Strategic Bond Fund was well positioned for the markets "flight to risk" with average allocations during 1999 of approximately 30% and 20% to U.S. high-yield and the emerging market debt sectors, respectively.

Rebounding from a tough 1998, emerging markets debt ("EMD") was far and away the best-performing bond market, posting a total return of 25.99% for the year as measured by the JP Morgan Emerging Markets Bond Index Plus ("EMBI+"). (The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other sovereign restructured bonds traded in emerging markets.) EMD benefited from an increase in global economic activity, improving fundamentals in a number of key countries, and rising oil prices. The improved outlook for world economic growth encouraged investors, throughout the year, to increase commitments to emerging markets debt. The strength of the economic recovery in Asia, an important market for Latin American exports, had a positive effect on emerging markets debt. Evidence of cyclical recoveries in Argentina, Brazil and Venezuela also improved the outlook for investors. Oil price strength over the past three months (up approximately 4%) and especially over the full year (up over 100%) continued to drive many emerging economies. Russia, Algeria, Venezuela, Mexico and Colombia all benefit from rising oil prices.

The high-yield market, while not nearly as strong as emerging markets debt, also performed well relative to U.S. investment-grade bonds. High-yield bonds, as measured by the Salomon Smith Barney High Yield Index, returned 1.73%, outperforming investment-grade bonds by 2.56% for the year.

MARKET OUTLOOK
Our forecast for 2000 is for the Fed to tighten 75 basis points, bringing the funds rate to 6.25%. This tightening will likely do more to flatten the yield curve than move the overall bond market to significantly higher levels. If the Fed is successful in offsetting rising inflation, then long-term interest rates should start to fall toward the end of 2000 and going into 2001. We remain optimistic on the outlook for emerging market debt and high-yield paper. EMD should perform well as the strength in the global economy keeps commodity prices well supported in 2000. We expect high-yield bonds to benefit from declining default rates, strong merger and acquisition activity, wide spreads, and solid growth coupled with low to moderate inflation in the U.S.
12

STRATEGIC BOND FUND

A Strategic Approach to Identifying Bond Opportunities

The flexibility to strategically shift assets within various bond sectors helps the Salomon Brothers Strategic Bond Fund to take advantage of changing market conditions. Portfolio Manager Roger Lavan discusses the four main components of the Fund as well as the benefits of a multisector approach to global bond investing.

Q: Roger, why was the Salomon Brothers Strategic Bond Fund introduced?

We wanted to launch a portfolio that we hoped could outperform the Lehman Brothers Aggregate Bond Index1 or the Salomon Smith Barney Broad
Investment-grade Index2, two major indices that are basically the S&P 500 of the bond market. In managing the Portfolio, we try to achieve solid performance versus these benchmarks with potentially less volatility.

Q: How would you characterize your investment process?

Our investment process begins when we allocate assets to four major sectors of the bond market: U.S. investment-grade bonds, U.S. high-yield bonds, U.S. dollar denominated emerging market debt and non-dollar government bonds.

Because these types of bonds generally do not perform in tandem, the Fund can achieve diversification benefits from owning these different bond sectors. We can aggressively invest in emerging market debt and high-yield bonds for their return potential and help temper volatility by owning less risky bonds. Of course, diversification does not mean the value of the Fund's shares will not decrease.

Q: With the bull market in U.S. stocks still going strong, why should investors consider bonds?

We believe most investors should have a portion of their portfolio allocated to bonds, especially as they near retirement, when they will need income and are less willing to risk their principal. We created the Strategic Bond Fund to be a core bond holding for investors seeking income and a cushion to stock market volatility.

-------------
1 The Lehman Brothers Aggregate Bond Index ("Index") is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.

2 The Salomon Smith Barney Broad Investment-grade Bond Index covers a significant portion of the investment-grade U.S. corporate bond market.

Q: Two final questions, Roger. How has the recent volatility in the bond market affected your strategy? Where do you see the most compelling bond values going forward?

We currently like emerging market debt, because we believe this market should continue to perform well as the global economic recovery continues. Also, an increase in commodity prices should help the economies of many emerging markets countries.

We also think that select high-yield bonds, which have lagged in 1999 versus many other types of investments, should do well in the future as the U.S. economy continues to grow and Y2K concerns become a thing of the past.

Roger, thank you for speaking with us today.
14

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index2.It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
STRATEGIC BOND FUND -- CLASS A,B,2,and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Graden Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                           SALOMON SMITH BARNEY
                                                          BROAD INVESTMENT GRADE
DATE      CLASS A      CLASS B      CLASS 2      CLASS O        BOND INDEX

2/22/95    9,525       10,000        9,900       10,000           10,000
12/95     11,125       11,614       11,492       11,704           11,350
12/96     12,688       13,119       12,995       13,367           11,760
12/97     14,113       14,482       14,357       14,902           12,892
12/98     14,261       14,221       14,382       15,098           14,017
12/99     14,969       14,934       15,029       15,893           13,900

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31,1999

                                  [PIE CHART]

Corporate Bonds                          37%
Sovereign Bonds                          22%
U.S. Government Agencies & Obligations   15%
Short-Term Obligations                   12%
Collateralized Mortgage Obligations      10%
Loan Participations                       4%

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Average Annual Total Returns for the Year Through December 31, 1999
--------------------------------------------------------------------------------
Class A Shares                 Without Sales Charge       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (2/22/95)            9.76%                        8.66%
3 Year                               5.66%                        3.96%
1 Year                               4.96%                       (0.04)%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)            8.90%                        8.61%
3 Year                               4.87%                        4.04%
1 Year                               4.19%                       (0.63)%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)            8.97%                        8.75%
3 Year                               4.97%                        4.61%
1 Year                               4.49%                        2.52%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           10.01%                       10.01%
3 Year                               5.94%                        5.94%
1 Year                               5.26%                        5.26%
================================================================================

                        See page 28 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers National Intermediate Municipal Fund seeks a high level of current income which is exempt from regular federal income taxes. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. Please note that all or a portion of the Fund's income may be subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PICTURE]
Robert E. Amodeo,
CFA Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 13 years of investment industry experience. Mr. Amodeo shares responsibility for day-to-day Fund management.

[PICTURE]
Thomas A.Croak,
Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience. Mr. Croak shares responsibility for day-to-day Fund management.

SALOMON BROTHERS
National Intermediate

PERFORMANCE UPDATE
For the year ended December 31, 1999, the National Intermediate Municipal Fund's Class A shares, without sales charges, had a total return of 0.18%. In comparison, the Lehman Brothers 1-10 year Municipal Bond Index returned 0.57% for the same time period. (The Lehman Brothers 1-10 Year Municipal Bond Index is a broad-based, total-return index comprised of bonds which are all investment-grade, fixed-rate securities with maturities between one and ten years. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
The bond markets encountered a wild swing in investor sentiment during the past year as healthy optimism drove confidence at the onset, yet monetary policy tightening concerns overshadowed bonds as the year progressed. Despite posting negative returns, municipal bonds performed better than U.S. Treasuries during the period. In our view, decreased supply, generous yield ratios at the beginning of the year and an improvement in fundamental credit quality provided support for municipal bonds.

State and local governments issued approximately $226 billion of debt during 1999 representing a 21% decline versus 1998's pace of $286 billion. The reduction in the supply of municipal bonds was due to a precipitous drop in refunding activity. Refunding issues eased almost 55% (year over year) while new project funding remained virtually unchanged.

The amount of debt outstanding in the municipal market currently exceeds $1.5 trillion, according to data published by the Federal Reserve Board of Governors. From 1997 through 1999, the ten most populous U.S. states accounted for almost 60% of new municipal debt. Data from the U.S. Bureau of the Census indicated that the top ten states represent about 52% of the nation's population. We think concentrated issuance of municipal securities is likely to continue in the near term.

Demand for municipal bonds traditionally comes from three types of investors: retail, mutual funds and property & casualty insurance companies. Strong demand from retail investors absorbed most of last year's supply while property and casualty insurance companies and mutual funds generally kept a low profile. Generous municipal yields at the beginning of the year did not attract institutions but were enough to meet the needs of retail investors. During the past year municipal bond yields were more correlated with taxable spread yields but less so than with U.S. Treasury yields. In our opinion, correlation between municipal bonds and taxable spread products may develop into a long-term trend if U.S. Treasury supply continues to decline.

A strong national economy improved the fundamental quality of many municipal debt issuers. Credit upgrades outpaced weakening issues by a ratio of approximately 4 to 1, according to Standard & Poor's, a major credit reporting agency. Impressive participation by secondary insurance providers supported relatively narrow municipal quality spreads. Insured securities represented almost 50% of new municipal bond issuance during the past few years.

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation for how we manage the National Intermediate Municipal Fund. We have remained short to neutral versus our benchmark in terms of our maturity structure. As of December 31, 1999, the Fund's long-term holdings consisted of 37 issues throughout 17 different states. Moreover, the credit quality of the Portfolio remains high with an average credit quality of AA, Aa according to Standard & Poor's Ratings Group and Moody's Investors Services Inc., respectively.

In response to the relatively tight risk premium levels of lower-quality bonds, we plan to continue investing in higher-quality municipal bonds. One sector that did not improve fundamentally during the period was the not-for-profit health care sector. Health care providers continued to struggle with the effects from the Balanced Budget Act of 1997. Accordingly, yield spreads for this sector widened appreciably during 1999.

MARKET OUTLOOK
Looking ahead, the demands of a growing economy will call for a steady supply of municipal debt. We expect the supply of municipal bonds to range between $200 and $250 billion during 2000.

Some municipalities are concerned about a possible reduction in sales tax receipts due to the explosive growth of e-commerce. Many state and local governments rely on sales tax revenue to help pay for essential services including public safety, fire, health, education, roads and bridges. Consumers are supposed to pay sales taxes voluntarily on items purchased from out-of-state merchants via the Internet, but few do. Early estimates of sales tax shortfalls from e-commerce are wide ranging. As a comparison, state officials believe that $5 billion in taxes goes uncollected annually from mail order catalogue sales.

Internet commerce does not pose an immediate threat to either state or local revenue bases. In the near term, surging income tax receipts generated by a vibrant U.S. economy should take the edge off any sales tax shortfalls. Moreover, some municipal authorities used recent surplus tax receipts to fund reserve (i.e., "rainy day") accounts. Capital deposited into these accounts can help mitigate future revenue shortfalls. In April 2000, a 19-member Advisory Commission on Electronic Commerce will report to the U.S. Congress about Internet tax issues, with the taxing of Internet commerce as the main topic of their report. Other state and local organizations have also recently been proactive in identifying other taxation alternatives.

The U.S. economy should remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods. Furthermore, we believe the Fed will engineer a good balance between strong economic growth and an acceptable rate of inflation.

NATIONAL INTERMEDIATE MUNICIPAL FUND
The Case for Tax-Free Income
Historically, investors in higher federal tax brackets have benefited by owning tax-exempt municipal bonds. The Salomon Brothers National Intermediate Municipal Fund ("Fund") may be appropriate for investors seeking income exempt from regular federal income taxes. Intermediate duration municipal mutual funds can offer relatively less principal risk than long-term municipal bond funds while having the potential to receive most of the income and total return of long-term municipal bond funds. Portfolio Managers Robert Amodeo and Thomas Croak recently talked about their investment strategy.

Q: Rob and Tom, please describe your investment process.

Our investment process begins with the Investment Policy Committee, which is comprised of senior Salomon Brothers Asset Management ("SaBAM") portfolio managers across various asset classes and sectors. (Robert Amodeo represents municipal fixed income as a member of the Investment Policy Committee.)

The Investment Policy Committee's outlook for interest rate movements and the domestic economy are the main drivers of the National Intermediate Municipal Fund's top-down investment decisions. (Top-down refers to an investing style that begins with an assessment of trends in the general economy, followed by selecting those investments that will most likely benefit from those trends.)

We then employ a bottom-up approach that combines our proprietary evaluation tools with experienced human judgement to identify relative value among various municipal securities. (Bottom-up investing is an investing style that focuses on the fundamental strength of individual companies and municipalities.)

Q: How do you manage the tradeoff between yield and total return in the Fund?

We seek to strike a balance between yield and total return. For example, we might combine higher-yielding municipal securities such as student loans and housing bonds, which have more yield potential, with municipals that we believe possess better total return potential, such as transportation, water & sewer and general obligation bonds.

Our portfolio management style of balancing capital appreciation with tax-exempt income is done using a three-pronged approach focusing on duration, sector diversification and security selection. First, we determine an appropriate duration for the portfolio consistent with the Fund's investment objectives and the Investment Policy Committee's economic outlook.

We use duration to measure the relative interest rate risk for both individual securities and the total portfolio. (Duration is the percentage change in the price of a bond for a given change in its yield.)

We then determine an optimal mix of various sectors (i.e., transportation, education, etc.). During this step, our experienced team of analysts identifies trends, both demographic and economic, and recommends geographic regions and industry sectors that they believe should provide the best value over time. Lastly, we thoroughly evaluate the merits of all of the individual securities under consideration.

We believe that broad diversification is a critical aspect of successful portfolio management. We broaden our investments across sectors, geographic regions and specific issuers. In our view, a combination of both intensive macro- and microeconomic analysis is a prudent way to manage risk versus reward and to tap into municipal bond investment opportunities with potentially less risk.

For an individual investor seeking tax-exempt income, we believe owning a municipal bond fund is the best way to go. Individual investors are often subject to a large bid/offer spread when either buying or selling municipal bonds whereas professional managers can own larger block sizes and can take advantage of more efficient institutional execution. Additionally, purchasing one bond does not give an investor the benefits of diversification that a mutual fund can offer.

Again, maintaining broad diversification is key. A professionally managed municipal bond fund attempts to minimize risk through diversification and also has experienced management capable of monitoring interest rate risk and conducting extensive credit analysis. Because the municipal bond market can be inefficient, we think professional, active management through a diversified fund makes sense for many investors seeking tax-exempt income. Of course, diversification does not ensure against market loss.

Q: How has the recent volatility in bond markets affected municipal bonds?

In our opinion, 1999 was perhaps the most difficult year to manage bond portfolios -- even more so than 1994. We began the year knowing that U.S. Treasuries had priced in a "flight to quality" premium stemming from international concerns and a major hedge fund setback. To us, yields were too low and U.S. Treasuries were selling at what we believed were overinflated premiums.

Back in September 1998, select municipal bonds were trading at 100% of U.S. Treasuries. During 1999, municipal bonds traded in a narrow range of 92%-100% of Treasuries, still relatively attractive versus historical averages.

Q: How has the municipal bond market changed in recent years?

Heavy new issuance of municipal bonds in recent years combined with modest demand for tax-exempt income are the main reasons why municipal bonds are relatively attractive currently versus other bond asset classes. Generally, property and casualty insurance companies and mutual funds have kept a low profile recently and, despite their recent re-emergence, many individual investors have remained focused on the staggering returns generated by the stock market.

Q: Why have municipal bonds remained relatively stable despite recent bond market turbulence?

The events in the fourth quarter of 1998 caused the entire taxable bond market in the U.S. to virtually shut down. The exact opposite occurred in municipal bonds, with our market experiencing the second largest year ever of tax-free new issuance. State and local governments took advantage of low interest rates, which produced a wave of municipal refunding activity. Investors readily absorb the debt due to the attractiveness of tax-exempt bonds versus U.S. Treasuries. In 1999, municipal bonds outperformed Treasuries as new issue supply declined. Municipals also enjoyed stable to improving fundamentals. During the past five years, improving credits outpaced weakening issues, according to Standard & Poor's, a major credit rating agency.

Q: How do municipal bonds differ from other types of bonds?

One key difference between the municipal bond market and other bond markets is the geographic spread, meaning that a municipal bond investor is generally much more exposed to the economy of a particular region. Take Hawaii, a state almost entirely dependent on tourism, mostly from Asia. The Asian crisis had a major negative impact on the Hawaiian tourism market. While no guarantees can be made, experienced managers can help municipal bond investors avoid undue risk and potentially damaging overexposure from one specific region or state.

Rob and Tom, thank you for discussing your investment approach with us today.

The following graph depicts the performance of the National Intermediate Municipal Fund versus the Lehman Brothers 1-10 Year Municipal Bond Index.3 It is important to note that the National Intermediate Municipal Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
NATIONAL INTERMEDIATE MUNICIPAL FUND-- CLASS A,B,2 and O SHARES
Comparison of $10,000 Investment in the Fund with Lehman Brothers Muni 1-10 Year (Mkt Wtd) Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                       LEHMAN BROTHERS MUNI
                                                           1-10 YR. MKT.
DATE       CLASS A     CLASS B     CLASS 2     CLASS O     WEIGHT INDEX

2/22/95      9,525      10,000       9,900      10,000        10,000
12/95       10,388      10,797      10,690      10,896        10,913
12/96       10,822      11,159      11,049      11,367        11,392
12/97       11,635      11,907      11,789      12,250        12,218
12/98       12,162      12,051      12,229      12,833        12,944
12/99       12,184      12,088      12,190      12,898        13,017

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfoilio Highlights#
--------------------------------------------------------------------------------

Credit Quality Breakdown as of December 31,1999

                                    [CHART]

AAA  55%
AA   12%
A    18%
BBB  12%

Cash equivalents represent 3% of the Fund's total investments.

--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 1999#
--------------------------------------------------------------------------------

New York                25%
 ...........................
Indiana                 11%
 ...........................
Illinois                11%
 ...........................
Pennsylvania            10%
 ...........................
South Carolina           7%
 ...........................
Texas                    4%
 ...........................
California               4%
 ...........................
District of Columbia     4%
 ...........................
Virginia                 3%
 ...........................
New Jersey               3%
 ...........................
Ohio                     3%
 ...........................
Massachusetts            3%
 ...........................
Michigan                 3%
 ...........................
Louisiana                3%
 ...........................
Mississippi              2%
 ...........................
Hawaii                   2%
 ...........................
Florida                  1%
 ...........................
North Carolina           1%
===========================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Average Annual Total Returns for the Year Through December 31, 1999
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges         With Sales Charge*
 ................................................................................
Since Inception (2/22/95)            5.20%                         4.15%
3 year                               4.03%                         2.34%
1 year                               0.18%                         (4.58)%
 ................................................................................
Class B Shares
 ................................................................................
Since Inception (2/22/95)            4.33%                         3.98%
3 year                               3.26%                         2.34%
1 year                               (0.51)%                       (5.29)%
 ................................................................................
Class 2 Shares
 ................................................................................
Since Inception (2/22/95)            4.38%                         4.16%
3 year                               3.33%                         3.00%
1 year                               (0.32)%                       (2.29)%
 ................................................................................
Class O Shares
 ................................................................................
Since Inception (2/22/95)            5.38%                         5.38%
3 year                               4.30%                         4.30%
1 year                               0.51%                         0.51%
================================================================================

                        See page 28 for all footnotes.

[GRAPHIC]


INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers U.S. Government Income Fund seeks to obtain a high level of current income. Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average duration of two to four years. (Duration is a rough measure of a Fund's sensitivity to interest rates.)

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------
[PICTURE]
Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience in the fixed-income markets. Mr. Lavan is responsible for day-to-day Fund management.

SALOMON BROTHERS
U.S. Government Income Fund

PERFORMANCE UPDATE
The U.S. Government Income Fund's Class A shares, without sales charges, returned 1.52% for the year ended December 31, 1999. In comparison, the Salomon Smith Barney 1-5 Year Treasury Bond Index returned 1.99% for the same time period. The Fund's performance was due primarily to a shift in investment strategy to shorten duration and overweight high-yielding agency mortgage securities during the second half of 1999. (The Salomon Smith Barney 1-5 Year Treasury Bond Index is a broad measure of the performance of short-term U.S. Treasury securities.)

MARKET REVIEW
1999 proved to be a difficult year for the U.S. fixed-income markets. A strong domestic economy, a more than doubling of oil prices and a rebound in economic activity overseas combined to force interest rates up and prices on bonds down across the U.S. yield curve. The Federal Reserve Board ("Fed") added to the bond market malaise by adopting a tightening bias in May and then raising the federal-funds rate by 75 basis points in three 25-basis-point increments to 5.5% over the remaining seven months of the year. (The federal funds rate is the interest rate charged by Federal Reserve district banks with excess reserves to banks needing overnight loans.) Many thought that Treasury bonds might act as a safe haven in the period leading up to Y2K; however, this proved incorrect and the 30-year Treasury bond posted its worst one-year return ever -- declining by 14.89%.

Financial markets began 1999 under the shadow of the 1998 financial crisis. Caution prevailed among fixed-income investors who remained overweighted in high-quality bonds such as U.S. Treasuries. Investor fears proved to be well founded as by mid-January, when Brazil devalued its currency, the real, and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vicious round of contagion, financial markets seemed to shrug it off. In effect, the episode became a bottoming event that boosted the confidence of investors to venture out of U.S. Treasuries into higher-yielding bonds.

We began 1999 with the expectation that U.S. interest rates would remain relatively steady, as economic growth outside the U.S. was anemic. We positioned the fund according to this view and relative performance suffered slightly during the first half of 1999. However, we switched strategies during the second half of 1999. The portfolio's duration was shortened to 2.5 years from 3.5 years and the yield was boosted significantly. This protected the fund from rising interest rates and enable it to post a positive (albeit very modest) return for the year.

MARKET OUTLOOK
Our forecast for 2000 is for the Fed to tighten 75 basis points, bringing the funds rate to 6.25%. This tightening will likely do more to flatten the yield curve than move the overall bond market to significantly higher levels. If the Fed is successful in offsetting rising inflation, long-term interest rates should start to fall toward the end of 2000 and going into 2001. We expect bond market returns to improve considerably over the next year to 18 months.

----------------
2 Lipper rankings show a fund's one, three, five and ten-year annualized returns (at NAV) as of a particular reporting period. Lipper also compares a Fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. The U.S. Government Income Fund's inception date is February 22, 1995, therefore five and ten-year rankings are not available. For the one and three-year period, there were 91 and funds in the short and intermediate-term U.S. Government Funds.

U.S.GOVERNMENT INCOME FUND
In Search of High Current Income
For investors seeking a more conservative fund with potentially low volatility, the Salomon Brothers U.S. Government Income Fund's investment team employs a disciplined, well-defined approach in managing bonds. Portfolio Manager Roger Lavan recently shared his investment philosophy.

Q: Roger, how would you characterize the Fund's investment approach?

Our investment approach is simple: We allocate assets among U.S. government securities. We carefully track short-term interest rates and seek to generate low portfolio volatility. Despite three short-term interest rate increases this year from the Fed and widespread turmoil in the bond market, the U.S. Government Income Fund has posted positive total returns. We are pleased by the Fund's results considering recent bond market turbulence. However, there are no guarantees that the Fund will continue to report positive returns.

Q: How do you determine the right allocation between U.S. Treasuries and government agency securities?

We invest more heavily in U.S. Treasuries when we expect the bond market to rally or interest rates to go down. We increase our allocation in mortgage-backed securities when we expect interest rate volatility to be low. That is because mortgage-backed securities perform well when rates don't move that much. When rates rally, people can refinance their homes, and that results in mortgage prepayments and puts these bond prices under greater pressure.

Q: Why are U.S. government securities considered to be safe?

U.S. Treasury debt is the best credit in the world. Government securities entail no credit risk, whereas credit problems can be quite extensive when you invest in corporate bonds. (Credit risk is the risk that an issuer of debt securities or a borrower may default on his obligations, or that the payment may not be made on a negotiable instrument.) We've seen cases recently where corporate bonds have gone down significantly because of accounting irregularities. However, keep in mind that even though there are lower credit risks, the value of the Fund's assets and hence the value of the Fund's shares can go down.

Mortgage-backed securities can also be considered relatively safe because they do not involve credit risk. They are government agency securities guaranteed to pay principal and interest should homeowners default on their mortgages.

Q: What kind of investors should consider the Fund?

The U.S. Government Fund is designed for investors looking to help shelter their stock market gains, new investors to the financial markets who are looking for a little more return than a bank CD3, or investors seeking more liquidity.

Q: What strategies do you employ to add value to the Fund?

We believe we can add value by aggressively allocating assets between Treasuries and mortgage-backed securities. Other ways we can add value are by altering the Fund's duration or having access to inexpensive securities in what we believe are attractive sectors that many investors might not own.

Q: Roger, as you know, mortgage-backed securities can be confusing for many investors. How do you define mortgage-backed securities?

Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions. Mortgage-backed securities are created when these loans are "pooled" by issuers or servicers for sale to investors. The investors receive payments of interest and principal as the loans are paid off. In selecting which securities to purchase, we employ extensive historical quantitative analysis to anticipate prepayment patterns to identify those securities which will pay a higher yield. This higher yield is only earned when a homeowner does not prepay his or her mortgage. We think that our extensive quantitative analysis is what sets us apart from many of our competitors.

Roger, thank you for speaking with us today.

--------------
3 A CD or certificate of deposit is a document issued by a bank that indicates a specified sum of money has been deposited. The certificate bears a maturity date and a specified interest rate, and can be issued in any denomination.

The following graph depicts the performance of the U.S. Government Income Fund versus the Salomon Smith Barney 1-5 Year Treasury Bond Index.4 It is important to note that the U.S. Government Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
U.S.GOVERNMENT INCOME FUND -- CLASS A,B,2 and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney 1-5 Year Treasury Bond Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                          SALOMON SMITH BARNEY
                                                           1-5 YEAR TREASURY
DATE     CLASS A      CLASS B     CLASS 2     CLASS O          BOND INDEX

2/22/95   9,525       10,000       9,900      10,000             10,000
12/95    10,427       10,879      10,771      10,971             10,912
12/96    10,801       11,172      11,061      11,381             11,412
12/97    11,651       11,970      11,840      12,305             12,225
12/98    12,539       12,499      12,660      13,300             13,172
12/99    12,730       12,695      12,778      13,535             13,435

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31,1999

                                    [CHART]

Agency Pass Throughts         79%
Treasury & Agency Debentures  11%
Short-Term Obligations        10%

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Average Annual Total Returns for the Year Through December 31, 1999
--------------------------------------------------------------------------------
Class A Shares                Without Sales Charges         With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (2/22/95)            6.16%                         5.09%
3 year                               5.63%                         3.94%
1 year                               1.52%                         (3.28)%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)            5.37%                         5.04%
3 year                               4.89%                         3.99%
1 year                               0.73%                         (4.05)%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)            5.39%                         5.18%
3 year                               4.93%                         4.58%
1 year                               0.93%                         (0.99)%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)            6.43%                         6.43%
3 year                               5.95%                         5.95%
1 year                               1.76%                         1.76%
================================================================================


                        See page 28 for all footnotes.

FOOTNOTES

1 The Salomon Smith Barney High-Yield Market Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1999, the Index returns are for the period March 1, 1995 through December 31, 1999.

2 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1999, the Index returns are for the period March 1, 1995 through December 31, 1999.

3 The Lehman Brothers 1-10 Year Municipal Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1999, the Index returns are for the period March 1, 1995 through December 31, 1999.

4 The Salomon Smith Barney 1-5 Year Treasury Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1999, the Index returns are for the period March 1, 1995 through December 31, 1999.

* Class A and 2 shares reflect the deduction of the maximum 4.75% and 1.00% sales charges respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

**   Return does not reflect the deduction of sales charges.

 #   As a % of total investments.

N/A  Not available.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
December 31, 1999
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 63.8%

 Basic Industries -- 8.9%
             AEI Resources Holdings Inc., 10.500% due 12/15/05
 $ 1,500,000 (a)................................................   $  1,065,000
             Asia Pulp & Paper International Finance, 11.750%
     500,000 due 10/1/05........................................        420,000
   3,000,000 Asia Pulp & Paper, 12.000% due 12/29/49 (b)........      1,980,000
             Berry Plastics Corp.:
   1,500,000 12.250% due 4/15/04................................      1,537,500
   1,750,000 12.250% due 4/15/04 (a)............................      1,793,750
             Doman Industries Ltd.:
   2,375,000 8.750% due 3/15/04.................................      2,042,500
   1,000,000 12.000% due 7/1/04.................................      1,042,500
   1,500,000 Georgia Gulf Corp., 10.375% due 11/1/07 (a)........      1,571,250
   2,000,000 Glencore Nickel Property Ltd., 9.000% due 12/1/14..      1,732,500
   2,000,000 Huntsman Packaging Corp., 9.125% due 10/1/07.......      1,940,000
   5,000,000 Indesco International Inc., 9.750% due 4/15/08.....      2,250,000
   3,500,000 LTV Corp., 11.750% due 11/15/09 (a)................      3,657,500
             Lyondell Chemical Co.:
   2,000,000 9.875% due 5/1/07..................................      2,075,000
   1,500,000 10.875% due 5/1/09.................................      1,560,000
             Murrin Murrin Holdings Property, 9.375% due
   3,000,000 8/31/07............................................      2,715,000
   3,750,000 P&L Coal Holdings Corp., 9.625% due 5/15/08........      3,656,250
             PCI Chemicals & Pharmaceuticals Inc., 9.250% due
   4,000,000 10/15/07...........................................      3,090,000
   3,000,000 Pindo Deli Fin Mauritius, 10.750% due 10/1/07......      2,190,000
             PT Polytama International Finance, 11.250% due
   2,043,754 6/15/07 (c)........................................        347,438
   3,750,000 Radnor Holdings Inc., 10.000% due 12/1/03..........      3,759,375
   4,000,000 Republic Technology Corp., 13.750% due 7/15/09.....      2,800,000
             Tjiwi Kimia International Finance Co. B.V., 10.000%
   5,000,000 due 8/1/04.........................................      3,700,000
                                                                   ------------
                                                                     46,925,563
                                                                   ------------

 Consumer Cyclicals -- 6.5%
   2,500,000 Amerking Inc., 10.750% due 12/1/06.................      2,325,000
             Cole National Group:
   3,300,000 9.875% due 12/31/06................................      2,508,000
   1,000,000 8.625% due 8/15/07.................................        760,000
             Collins & Aikman Flooring Inc., 10.000% due
   5,000,000 1/15/07............................................      4,912,500
   3,500,000 Finlay Fine Jewelery Corp., 8.375% due 5/1/08......      3,220,000
   5,000,000 HMH Properties Inc., 8.450% due 12/1/08............      4,650,000
   2,500,000 Leslie's Poolmart Inc., 10.375% due 7/15/04........      2,237,500
   3,500,000 Mattress Discounters Co., 12.625% due 7/15/07......      3,421,250
   2,000,000 Maxim Group Inc., 9.250% due 10/15/07..............      1,800,000
   5,000,000 Musicland Group, 9.875% due 3/15/08................      4,575,000
   2,000,000 Pillowtex Corp., 9.000% due 12/15/07...............        860,000
   3,000,000 Prime Hospitality Corp., 9.750% due 4/1/07.........      2,925,000
                                                                   ------------
                                                                     34,194,250
                                                                   ------------

 Consumer Non-Cyclicals -- 10.3%
   1,300,000 ALARIS Medical Systems Inc., 9.750% due 12/1/06....      1,155,375
   3,125,000 Anchor Advanced Products Inc., 11.750% due 4/1/04..      2,687,500
   5,000,000 Aztar Corp., 8.875% due 5/15/07....................      4,850,000
   3,250,000 B&G Foods Inc., 9.625% due 8/1/07..................      2,900,625
   1,298,000 Hines Horticulture Inc., 11.750% due 10/15/05......      1,343,430
   2,500,000 Horseshoe Gaming LLC., 9.375% due 6/15/07..........      2,493,750
   4,000,000 Imperial Holly Corp., 9.750% due 12/15/07..........      2,900,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 10.3% (continued)
 $ 2,000,000 Iowa Select Farms L.P., 10.750% due 12/1/05 (a)....   $  1,000,000
   1,750,000 Isle of Capri Casions Inc., 8.750% due 4/15/09.....      1,618,750
             Jafra Cosmetics International, Inc., 11.750% due
   3,500,000 5/1/08.............................................      3,395,000
             Nebco Evans Holdings Corp. (Zero coupon until
   7,000,000 7/15/02, 12.375% thereafter), due 7/15/07..........        910,000
   4,000,000 North Atlantic Trading Co., 11.000% due 6/15/04....      3,660,000
             Park Place Entertainment Inc., 7.875% due
   2,500,000 12/15/05...........................................      2,400,000
             Premier International Foods Corp., 12.000% due
   4,250,000 9/1/09 (a).........................................      4,250,000
   2,000,000 Pueblo Xtra International Inc., 9.500% due 8/1/03..      1,220,000
     725,000 Revlon Consumer Products Inc., 8.625% due 2/1/08...        369,750
   2,500,000 Sealy Mattress Co., 9.875% due 12/15/07............      2,475,000
             Sun International Hotels Ltd., 8.625% due
   2,500,000 12/15/07...........................................      2,412,500
             Triarc Consumer Products Group, 10.250% due 2/15/09
   5,000,000 (a)................................................      4,787,500
             Universal Hospital Services Inc., 10.250% due
   3,000,000 3/1/08.............................................      2,085,000
   2,929,000 Waterford Gaming LLC., 9.500% due 3/15/10 (a)......      2,885,065
   3,000,000 Winsloew Furniture Inc., 12.750% due 8/15/07 (a)...      2,715,000
                                                                   ------------
                                                                     54,514,245
                                                                   ------------
 Data Technology/Information Services -- 1.2%
             Jordan Telecommunications Products (Zero coupon
   6,000,000 until 8/1/00, 11.750% thereafter), due 4/1/09 (a)..      6,352,500
                                                                   ------------


 Energy -- 3.6%
   3,000,000 Bellwether Exploration, 10.875% due 4/1/07.........      2,752,500
   3,000,000 Benton Oil & Gas Co., 11.625% due 5/1/03...........      2,100,000
   1,500,000 Clark Refining & Marketing, 8.875% due 11/15/07....        907,500
             Companhia Energetica De Sao Paulo, 9.125% due
   3,000,000 6/26/07 (b)........................................      2,835,000
   5,000,000 Costilla Energy Inc., 10.250% due 10/1/06..........      1,475,000
   1,000,000 Grey Wolf Inc., 8.875% due 7/1/07..................        910,000
   5,000,000 Lomak Petroleum Inc., 8.750% due 1/15/07...........      4,562,500
   2,000,000 Northern Offshore Asia, 10.000% due 5/15/05........      1,165,000
   3,500,000 United Refining Co., 10.750% due 6/15/07...........      2,275,000
                                                                   ------------
                                                                     18,982,500
                                                                   ------------

 Financial Services -- 4.2%
   3,250,000 Airplanes Pass-Through Trust, 10.875% due 3/15/19..      2,813,233
   3,750,000 Avis Rent A Car, 11.000% due 5/1/09................      3,965,625
             Contifinancial Corp.:
   2,250,000 7.500% due 3/15/02.................................        270,000
   2,000,000 8.375% due 8/15/03.................................        240,000
   3,750,000 8.125% due 4/1/08..................................        450,000
   1,500,000 DVI Inc., 9.875% due 2/1/04........................      1,475,625
             Imperial Credit Industries Inc., 9.875% due
   1,000,000 1/15/07............................................        801,250
   2,000,000 Intertek Finance, 10.250% due 11/1/06..............      1,870,000
   4,500,000 Metris Companies Inc., 10.125% due 7/15/06.........      4,201,875
             Morgan Stanley Aircraft Finance, Series 1A, Class
   3,000,000 D1, 8.700% due 3/15/23.............................      2,580,000
   1,250,000 Nationwide Credit Inc., 10.250% due 1/15/08........        762,500
   3,000,000 Williams Scotsman Inc., 9.875% due 6/1/07..........      2,910,000
                                                                   ------------
                                                                     22,340,108
                                                                   ------------
 Housing Related -- 0.1%
             American Architecture Products Corp., 11.750% due
   1,000,000 12/1/07............................................        287,500
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Manufacturing -- 8.1%
 $ 2,500,000 Advance Stores Co. Inc., 10.250% due 4/15/08.......   $  2,175,000
   1,000,000 Alvey Systems Inc., 11.375% due 1/31/03............      1,035,000
             American Axle & Manufacturing Holdings, Inc.,
   3,000,000 9.750% due 3/1/09..................................      3,030,000
             Axiohm Transaction Solutions Inc., 9.750% due
   5,000,000 10/1/07 (d)(e).....................................      1,150,000
             Breed Technologies Inc., 9.250% due 4/15/08
   4,000,000 (d)(e).............................................        120,000
   5,000,000 Blount Inc., 13.000% due 8/1/09 (a)................      5,275,000
   3,250,000 Foamex International L.P., 9.875% due 6/15/07......      2,738,125
   4,000,000 Gentek Inc., 11.000% due 8/1/09 (a)................      4,160,000
             Hayes Lemmerz International Inc., 8.250% due
   2,500,000 12/15/08...........................................      2,300,000
             High Voltage Engineering Corp., 10.500% due
   3,750,000 8/15/04............................................      3,318,750
             International Utility Structures Inc., 10.750% due
     875,000 2/1/08.............................................        730,625
   3,750,000 JH Heafner Co. Inc., 10.000% due 5/15/08...........      3,431,250
             Jordan Industries, Inc. (Zero coupon until 4/1/02,
   2,010,483 11.750% thereafter), due 4/1/09....................      1,367,128
   1,000,000 Oxford Automotive Inc., 10.125% due 6/15/07........        945,000
   2,000,000 Packard Bioscience Co., 9.375% due 3/1/07..........      1,745,000
   3,500,000 Stellex Industries Inc., 9.500% due 11/1/07........      2,524,375
   4,000,000 Tenneco Automotive Inc., 11.625% due 10/15/09 (a)..      4,095,000
             ZSC Specialty Chemicals PLC, 11.000% due 7/1/99
   2,500,000 (a)................................................      2,600,000
                                                                   ------------
                                                                     42,740,253
                                                                   ------------

 Media & Telecommunications -- 13.6%
             Adelphia Communications Corp.:
   2,000,000 10.500% due 7/15/04................................      2,092,500
   1,750,000 9.875% due 3/1/07..................................      1,795,937
   2,250,000 Advanstar Communications Inc., 9.250% due 5/1/08...      2,109,375
             Avalon Cable Holdings (Zero coupon until 12/1/03,
   5,000,000 11.875% thereafter), due 12/1/08...................      3,287,500
   2,250,000 Centennial Cellular Corp., 10.750% due 12/15/08....      2,424,375
   1,500,000 Chancellor Media Corp., 9.375% due 10/1/04.........      1,550,625
             Charter Communications Holdings, LLC., (Zero coupon
   5,000,000 until 4/1/04, 9.920% thereafter) due 4/1/11........      2,950,000
             Citadel Broadcasting:
   2,000,000 10.250% due 7/1/07.................................      2,120,000
   1,000,000 9.250% due 11/15/08................................      1,012,500
   5,000,000 CSC Holdings Inc., 10.500% due 5/15/16.............      5,575,000
             Diamond Cable Communications (Zero coupon until
   2,000,000 12/15/00, 11.750% thereafter), due 12/15/05........      1,900,000
             Hollinger International Publishing Inc.:
   1,000,000 9.250% due 2/1/06..................................        992,500
   4,000,000 9.250% due 3/15/07.................................      3,970,000
             ICG Holdings Inc.:
             Zero Coupon until 9/15/00 13.500% thereafter due
   2,250,000 5/1/01.............................................      1,710,000
             Zero Coupon until 9/15/00 13.500% thereafter due
   2,500,000 9/15/05............................................      2,175,000
             Intermedia Communications of Florida (Zero coupon
   3,000,000 until 5/15/01, 12.500% thereafter), due 9/15/05....      2,670,000
             Lin Holdings Co., (Zero coupon until 3/1/03,
   5,000,000 10.000% thereafter), due 3/1/08....................      3,412,500
             Nextel Communications Inc., (Zero coupon until
  11,000,000 10/31/02, 9.750% thereafter) due 10/31/07..........      7,892,500
             NTL Inc.(Zero coupon until 2/1/01, 11.500%
   3,000,000 thereafter) due 2/1/06.............................      2,715,000
   2,500,000 Orange PLC., 9.000% due 6/1/09.....................      2,656,250
             Price Communications Wireless, Inc., 9.125% due
   2,500,000 12/15/06...........................................      2,562,500
   1,949,000 Sun Media Corp., 9.500% due 2/15/07................      1,939,255
             Telewest Communications PLC:
             Zero coupon until 10/1/00, 11.000% thereafter due
   3,250,000 10/1/07............................................      3,038,750
             Zero Coupon until 4/15/04, 9.250% thereafter due
   1,875,000 4/15/09 (a)........................................      1,192,969
   1,000,000 Transwestern Publishing Co., 9.625% due 11/15/07...      1,000,000

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Media & Telecommunications -- 13.6% (continued)
             United International Holdings (Zero coupon until
 $ 6,000,000 2/15/03, 10.750% thereafter) due 2/15/08...........   $  3,840,000
   3,250,000 World Access Inc., 13.250% due 1/15/08.............      2,941,250
                                                                   ------------
                                                                     71,526,286
                                                                   ------------

 Services & Other -- 4.9%
             Allied Waste North America Inc., 10.000% due 8/1/09
   3,250,000 (a)................................................      2,908,750
   2,500,000 COMFORCE Operating Inc., 12.000% due 12/1/07.......      1,650,000
   3,200,000 Dyncorp Inc., 9.500% due 3/1/07....................      2,864,000
   3,000,000 Employee Solutions Inc., 10.000% due 10/15/04......      1,815,000
   3,250,000 Federal Data Corp., 10.125% due 8/1/05.............      2,340,000
   1,000,000 Iron Mountain Inc., 10.125% due 10/1/06............      1,025,000
   3,000,000 Loomis Fargo & Co., 10.000% due 1/15/04............      2,955,000
   4,000,000 Pierce Leahy Corp., 11.125% due 7/15/06............      4,280,000
   4,500,000 Protection One, Inc., 8.125% due 1/15/09 (a).......      2,171,250
   4,000,000 Safety-Kleen Corp., 9.250% due 6/1/08..............      3,970,000
                                                                   ------------
                                                                     25,979,000
                                                                   ------------

 Transportation -- 2.4%
             Atlantic Express Transportation, 10.750% due
   2,000,000 2/1/04.............................................      1,950,000
   2,500,000 Holt Group, 9.750% due 1/15/06.....................      1,687,500
   1,000,000 Teekay Shipping, 8.320% due 2/1/08.................        900,000
             TFM S.A. de C.V. (Zero coupon until 6/15/02,
   6,500,000 11.750% thereafter) due 6/15/09....................      4,176,250
   4,500,180 Viacao Aerea Riograndens, 9.600% due 2/10/05.......      3,735,149
                                                                   ------------
                                                                     12,448,899
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $394,140,162).............................    336,291,104
                                                                   ------------

 CONVERTIBLE BONDS -- 1.7%
   5,000,000 Quantum Corp., 7.000% due 8/1/04...................      3,800,000
  32,500,000 Sunbeam Corp., zero coupon due 3/25/18 (a).........      5,037,500
                                                                   ------------
             TOTAL CONVERTIBLE BONDS
             (Cost -- $12,624,061)..............................      8,837,500
                                                                   ------------

 SOVEREIGN BONDS -- 29.8%

 Argentina -- 4.8%
             Republic of Argentina,
  22,450,000 FRB, 6.8125% due 3/31/05 (b).......................      2,616,900
   2,860,000 11.750% due 4/7/09.................................     22,618,375
                                                                   ------------
                                                                     25,235,275
                                                                   ------------

 Brazil -- 5.8%
             Federal Republic of Brazil:
   7,562,212 C Bond, 8.000% due 4/15/14 (c).....................      5,690,565
   7,687,000 14.500% due 10/15/09...............................      8,536,413
  12,000,000 FLIRB, Series L, 5.000% due 4/15/09 (b)............      8,940,000
   1,500,000 NMB, Series L, 7.000% due 4/15/09 (b)..............      1,222,500
   7,947,591 MYDFA, 6.8125% due 9/15/07 (b).....................      6,377,942
                                                                   ------------
                                                                     30,767,420
                                                                   ------------

 Bulgaria -- 2.2%
             Republic of Bulgaria, FLIRB, Series A, Bearer,
  15,750,000 2.750% due 7/28/12 (b).............................     11,379,375
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Colombia -- 1.8%
             Republic of Colombia:
 $ 2,500,000 7.270% due 6/15/03 (a)(b)..........................   $  2,275,000
   7,400,000 11.422% due 8/13/05 (b)............................      7,159,500
                                                                   ------------
                                                                      9,434,500
                                                                   ------------

 Croatia -- 0.8%
             Republic of Croatia, Series B, 6.456% due 7/31/06
   4,759,923 (b)................................................      4,391,030
                                                                   ------------

 Ecuador -- 0.3%
             Republic of Ecuador, Bearer, Par Bond, 4.000%,
   5,600,000 2/28/25 (b) (d) (e)................................      1,789,034
                                                                   ------------

 Ivory Coast -- 1.0%
             Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18
  28,350,000 (b)................................................      5,244,750
                                                                   ------------

 Mexico -- 1.5%
   6,850,000 United Mexican States, 11.375% due 9/15/16.........      7,749,063
                                                                   ------------

 Peru -- 1.6%
  12,200,000 Republic of Peru, PDI, 4.500%, 3/7/17 (b)..........      8,372,250
                                                                   ------------

 Russia -- 4.7%
             Russia, Federation:
  30,510,000 11.750% due 6/10/03................................     23,416,425
   1,725,000 11.750% due 6/10/03 (a)............................      1,323,937
                                                                   ------------
                                                                     24,740,362
                                                                   ------------

 Venezuela -- 5.3%
             Republic of Venezuela:
  15,234,000 13.625% due 8/15/18................................     13,634,430
   1,367,000 9.250% due 9/15/27.................................        909,055
  13,749,890 FLIRB, Series A, 6.875% due 3/31/07 (b)............     10,862,413
   3,392,830 FLIRB, Series B, 6.875% due 3/31/07 (b)............      2,680,336
                                                                   ------------
                                                                     28,086,234
                                                                   ------------
             TOTAL SOVEREIGN BONDS
             (Cost -- $143,555,669).............................    157,189,293
                                                                   ------------

 LOAN PARTICIPATIONS (f) -- 3.7%
             Jamaica, Tranche B, 6.875% due 11/15/04 (Chase
   1,125,000 Manhattan Bank) (b)................................        956,250
   4,105,356 Kingdom of Morocco, Tranche A, 6.8435% due 1/1/09
              (J.P. Morgan Securities, Lehman Brothers &
              Bank of Boston) (b)...............................      3,746,138
             The People's Democratic Republic of Algeria:
             Tranche A, 7.5000% due 3/4/00 (Chase Manhattan
   1,979,546 Bank) (b)..........................................      1,959,750
             Tranche 1, 6.8125% due 9/4/06 (Chase Manhattan
   6,902,273 Bank) (b)..........................................      5,332,006
             Tranche 3, 6.8125% due 3/4/10 (Chase Manhattan Bank
  10,000,000 & J.P. Morgan Securities) (b)......................      7,175,000
                                                                   ------------
             TOTAL LOAN PARTICIPATIONS
             (Cost -- $18,788,018)..............................     19,169,144
                                                                   ------------

   Shares
   ------
 COMMON STOCK (d) -- 0.0%
      10,212 World Access Inc. (Cost -- $181,931)...............        196,581
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------

   Shares                             Security                        Value

-------------------------------------------------------------------------------
 PREFERRED STOCK -- 0.3%
                   California Federal Capital, Series A,
      80,000       9.125%.......................................   $  1,805,000
                   TCR Holding Corp:
       9,787       Class B (d)..................................             98
       5,383       Class C (d)..................................             54
      14,191       Class D (d)..................................            142
      29,362       Class E (d)..................................            294
                                                                   ------------
                   TOTAL PREFERRED STOCK
                   (Cost -- $2,003,490).........................      1,805,588
                                                                   ------------

  Warrants
  --------
 WARRANTS (d) -- 0.6%
       4,000       Glasstech, expires 6/30/04...................          2,000
         900       In Flight Phone, expires 8/31/02.............             --
      31,611       United Mexican States, expires 2/18/00.......      3,161,100
      2,000 rights Terex Stock Appreciation, expires 5/15/02....         40,000
       3,000       Winsloew Furniture Corp., expires 1/1/01.....        157,500
         750       Wireless One, expires 10/19/00...............            187
                                                                   ------------
                   TOTAL WARRANTS
                   (Cost -- $1,468,948).........................      3,360,787
                                                                   ------------

  Contracts
  ---------
 PURCHASED PUT OPTIONS (d) -- 0.0%
                   Hong Kong Dollar, Exercise price $7.8025 HKD,
     660,000       expires 1/20/00 (Cost -- $511,800)...........         39,600
                                                                   ------------
                   SUB-TOTAL INVESTMENTS
                   (Cost--$573,274,079).........................    526,889,597
                                                                   ------------

    Face
   Amount
   ------
 REPURCHASE AGREEMENTS -- 0.1%
 $   366,000       State Street Bank, 3.000% due 1/3/00;
                   Proceeds at maturity -- $366,092; (Fully
                   collateralized by U.S. Treasury Strip,
                   12.750% due 11/1/00; Market value --
                    $378,813) (Cost -- $366,000)................        366,000
                                                                   ------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $573,640,079*)......................   $527,255,597
                                                                   ============

------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(c) Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(d) Non-income producing security.
(e) Security is currently in default.
(f) Participation interest was aquired through the financial institutions indi-cated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  C Bond -- Capitalization Bond
  FLIRB-- Front-Loaded Interest Reduction Bonds.
  FRB-- Floating Rate Bond.
  NMB-- New Money Bond.
  PDI-- Past Due Interest.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount(a)                       Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 36.5%

 Basic Industries -- 5.6%
     250,000  Algoma Steel Corp., 12.375%, due 7/15/05..........   $    236,250
     250,000  Berry Plastics Corp., 12.250% due 4/15/04.........        256,250
     250,000  Doman Industries LTD., 8.750% due 3/15/04.........        215,000
     250,000  Huntsman Corp., 9.500% due 7/1/07 (g).............        238,750
     250,000  Huntsman Packaging Corp., 9.125% due 10/1/07......        242,500
   1,000,000  Hylsa S.A de C.V., 9.250% due 9/15/07.............        892,368
     250,000  Indesco International Inc., 9.750% due 4/15/08....        112,500
     250,000  LTV Corp., 11.750% due 11/15/09 (g)...............        261,250
     250,000  Lyondell Chemicals Co., 10.875% due 5/1/09........        260,000
     250,000  Millar Western Forest, 9.875% due 5/15/08.........        250,000
     250,000  Murrin Murrin Holdings Property, 9.375% due
               8/31/07..........................................        226,250
     500,000  Octel Development PLC, 10.000% due 5/1/06.........        515,000
     225,000  P & L Coal Holdings Corp., 9.625% due 5/15/08.....        219,375
     250,000  Phillip Brothers Chemical, 9.875% due 6/1/08......        220,313
     250,000  Radnor Holdings Inc., 10.000% due 12/1/03.........        250,625
     300,000  Raytheon Co., 6.150% due 11/1/08..................        265,500
     500,000  Repap New Brunswick, 10.625% due 4/15/05..........        462,500
     500,000  Republic Technology Corp., 13.750% due 7/15/09....        350,000
     500,000  United Industries Corp., 9.875% due 4/1/09........        457,500
     500,000  ZSC Speciality, 11.000% due 7/1/09 (g)............        520,000
                                                                   ------------
                                                                      6,451,931
                                                                   ------------

 Consumer Cyclicals -- 4.9%
     500,000  Advance Stores Co. Inc., 10.250% due 4/15/08......        435,000
     500,000  Ameriking Inc., 10.750% due 12/1/06...............        465,000
     400,000  Archibald Candy Corp., 10.250% due 7/1/04.........        389,000
     375,000  Avis Rent A Car, 11.000% due 5/1/09...............        396,563
     250,000  Cole National Group, 8.625% due 8/15/07...........        190,000
     250,000  Collins & Aikman Flooring Inc., 10.000% due
               1/15/07..........................................        245,625
     350,000  HMH Properties Inc., 7.875% due 8/1/08............        313,250
     500,000  Mattress Discounters Co., 12.625% due 7/15/07.....        488,750
     500,000  Maxim Group Inc., 9.250% due 10/15/07.............        450,000
     500,000  Musicland Group, 9.875% due 3/15/08...............        457,500
     375,000  Pillowtex Corp., 9.000% due 12/15/07..............        161,250
     250,000  Prime Hospitality Corp., 9.750% due 4/1/07........        243,750
     250,000  Simmons Co., 10.250% due 3/15/09..................        242,500
     550,000  Staples Inc., 7.125% due 8/15/07..................        528,000
     300,000  Sun International Hotel, 8.625% due 12/15/07......        282,000
     500,000  Worldtex Inc., 9.625% due 12/15/07................        407,500
                                                                   ------------
                                                                      5,695,688
                                                                   ------------

 Consumer Non-Cyclicals -- 4.5%
     250,000  Ameriserve Foods, 10.125% due 7/15/07.............         90,000
     250,000  Delta Beverage Group, 9.750% due 12/15/03.........        247,500
     250,000  French Fragrances, Inc., 10.375% due 5/15/07......        242,500
     350,000  Harrahs Operating, 7.875% due 12/15/05............        337,750
     375,000  Home Interiors, 10.125% due 6/1/08................        320,625
     375,000  Horseshoe Gaming LLC, 9.375% due 6/15/07..........        374,063
     375,000  Imperial Holly Corp., 9.750% due 12/15/07.........        271,875
     500,000  Iowa Select Farms, L.P., 10.750% due 12/1/05 (g)..        250,000
     250,000  Mail-Well Corp., 8.750% due 12/15/08..............        237,500

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount(a)                         Security                         Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 4.5% (continued)
     250,000     Majestic Star, 10.875% due 7/1/06..............   $    243,750
     150,000     Mohegan Tribal Gaming, 8.750% due 1/1/09.......        149,625
     375,000     Nebco Evans Holdings Corp., (Zero coupon until
                  7/15/02, 12.375% thereafter) due 7/15/07......         48,750
     250,000     North Atlantic Trading, 11.000% due 6/15/04....        228,750
     250,000     Orange PLC, 9.000% due 6/1/09..................        265,625
     250,000     Park Place Entertainment Inc., 7.875% due
                  12/15/05......................................        240,000
     500,000     Premier International Foods Corp., 12.000% due
                  9/1/09 (g)....................................        500,000
     190,000     Pueblo Xtra International Inc., 9.500% due
                  8/1/03........................................        115,900
      50,000     Revlon Consumer Products Inc., 8.625% due
                  2/1/08........................................         25,500
     375,000     Universal Hospital Services Inc., 10.250% due
                  3/1/08........................................        260,625
     345,000     Waterford Gaming LLC, 9.500% due 3/15/10 (g)...        339,825
     500,000     Winsloew Furniture Inc., 12.750% due 8/15/07
                  (g)...........................................        452,500
                                                                   ------------
                                                                      5,242,663
                                                                   ------------

 Energy -- 1.3%
     200,000     Benton Oil & Gas Co., 11.625% due 5/1/03.......        140,000
     250,000     Clark USA, 10.875% due 12/1/05.................        112,500
     500,000     Continental Resources Inc., 10.250% due
                  8/1/08........................................        437,500
     500,000     Costilla Energy Inc., 10.250% due 10/1/06
                  (d)(f)........................................        147,500
     250,000     Frontier Oil Corp., 9.125% due 2/15/06.........        226,250
     250,000     Plains Resources, 10.250% due 3/15/06..........        243,750
     250,000     Plains Resources, 10.250% due 3/15/06 (g)......        243,750
                                                                   ------------
                                                                      1,551,250
                                                                   ------------

 Financial Services -- 4.0%
     500,000     Airplanes Pass-Through Trust, 10.875% due
                  3/15/19.......................................        432,805
     450,000     Bank of America Corp., 6.625% due 6/15/04......        439,875
                 Contifinancial Corp.:
     250,000     7.500% due 3/15/02.............................         30,000
     500,000     8.375% due 8/15/03.............................         60,000
     125,000     8.125% due 4/1/08..............................         15,000
     600,000     Countrywide Home Loan Corp., 6.250% due
                  4/15/09.......................................        539,250
     637,000 CAD Credit Suisse FB Finance Guernsey, Zero coupon
                  due 2/1/00....................................        437,949
     500,000     DVI Inc., 9.875% due 2/1/04....................        491,875
     600,000 PLN European Investment Bank, 10.500% due 1/25/01..        137,101
                 KFW International Finance Corp.:
   1,400,000 PLN 16.300% due 6/24/03............................        366,908
  40,000,000 JPY 2.050% due 9/21/09.............................        402,496
     210,000     Merrill Lynch & Co., Inc., 6.000% due
                  11/15/04......................................        198,975
     500,000     Metris Companies Inc., 10.125% due 7/15/06.....        466,875
     190,000 PLN Nordic Investment Bank, 17.750% due 4/15/02....         48,853
     400,000     Paine Webber Group, 7.750% due 9/1/02..........        402,000
     200,000     Spieker Properties Inc., 7.250% due 5/1/09.....        186,250
                                                                   ------------
                                                                      4,656,212
                                                                   ------------
 Housing Related -- 0.7%
     250,000     CB Richard Ellis Inc., 8.875% due 6/1/06.......        226,250
     250,000     Forest City Enterprises Inc., 8.500% due
                  3/15/08.......................................        234,688
     375,000     Panolam Industries International, 11.500% due
                  2/15/09 (g)...................................        385,313
                                                                   ------------
                                                                        846,251
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount(a)                       Security                           Value

-------------------------------------------------------------------------------
 Manufacturing -- 4.9%
     250,000  Alvey Systems Inc., 11.375% due 1/31/03...........   $    258,750
     375,000  American Axle & Manufacturing Holdings Inc.,
               9.750% due 3/1/09................................        378,750
     300,000  Axiohm Transaction Solution Inc., 9.750% due
               10/1/07 (d)(f)...................................         69,000
     500,000  Blount Inc., 13.000% due 8/1/09 (g)...............        527,500
     500,000  Breed Technologies Inc., 9.250% due 4/15/08
               (d)(f)...........................................         15,000
     250,000  Cabot Safety Corp., 12.500% due 7/15/05...........        258,750
     500,000  Foamex L.P., 9.875% due 6/15/07...................        421,250
     500,000  Gentek Inc., 11.000% due 8/1/09 (g)...............        520,000
     250,000  Hexcel Corp., 9.750% due 1/15/09..................        210,000
     500,000  J.L. French, 11.500% due 6/1/09...................        505,000
              Jordan Industries Inc.:
     125,000  10.375% due 8/1/07................................        125,625
     402,096  Zero coupon until 4/1/02, (11.750% thereafter) due
               4/1/09...........................................        273,426
     250,000  Key Plastics Inc., 10.250% due 3/15/07............        117,500
     335,000  Motors & Gears Inc., 10.750% due 11/15/06.........        322,019
     250,000  Neenah Corp., 11.125% due 5/1/07..................        232,500
     250,000  Packard Bioscience Inc., 9.375% due 3/1/07........        218,125
     125,000  Polymer Group, Inc., 8.750% due 3/1/08............        121,250
     250,000  Stellex Industries Inc., 9.500% due 11/1/07.......        180,313
     500,000  Tenneco Inc., 11.625% due 10/15/09 (g)............        511,875
     400,000  TRW Inc., 6.450% due 6/15/01......................        395,000
                                                                   ------------
                                                                      5,661,633
                                                                   ------------

 Media & Telecommunications -- 6.2%
              Adelphia Communications Corp.:
      17,091  9.500% due 2/15/04 (b)............................         16,835
     150,000  10.500% due 7/15/04...............................        156,938
     250,000  7.875% due 5/1/09.................................        225,625
     750,000  Avalon Cable Holdings (Zero coupon until 12/1/03,
               11.875% thereafter) due 12/1/08..................        493,125
     500,000  Capstar Broadcasting Corp., 9.250% due 7/1/07.....        506,875
              Century Communications:
     500,000  8.375% due 12/15/07...............................        475,000
     500,000  Zero coupon bond due 1/15/08......................        222,500
     750,000  Charter Communications Holdings LLC (Zero coupon
               until 4/1/04, 9.920% thereafter) due 4/1/11......        442,500
     250,000  Diamond Cable Communications (Zero coupon until
               12/15/00, 11.750% thereafter) due 12/15/05.......        237,500
     500,000  Energis PLC, 9.750% due 6/15/09...................        520,000
     375,000  Falcon Holding Group Inc., 8.375% due 4/15/10.....        378,750
     275,000  Hollinger International Publishing Inc., 9.250%
               due 2/1/06.......................................        272,938
     350,000  ICG Holdings Group Inc., (Zero coupon until
               9/15/00, 13.500% thereafter) due 9/15/05.........        304,500
     250,000  Intermedia Communications Inc., 8.600% due
               6/1/08...........................................        231,250
     500,000  Jordan Telecommunications Products Inc., 9.875%
               due 8/1/07.......................................        540,000
     500,000  Lin Holdings Co. (Zero coupon until 3/1/03,
               10.000% thereafter) due 3/1/08...................        341,250
     600,000  Nextel Communications Inc., (Zero coupon until
               2/15/03, 9.950% thereafter) due 2/15/08..........        424,500
     325,000  NTL Inc., (Zero coupon until 2/1/01, 11.500%
               thereafter) due 4/15/05..........................        294,125
     300,000  Sprint Capital Corp., 6.500% due 11/15/01.........        297,375
     450,000  Telewest Communication PLC (Zero coupon until
               10/1/00, 11.000% thereafter) due 10/1/07.........        420,750
     525,000  United International Holdings (Zero coupon until
               2/15/03, 10.750% thereafter) due 2/15/08.........        336,000
                                                                   ------------
                                                                      7,138,336
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount(a)                       Security                           Value

-------------------------------------------------------------------------------
 Services & Other -- 3.3%
     375,000  Allied Waste North America Inc., 7.875% due
               1/1/09...........................................   $    332,813
     325,000  Comdisco, Inc., 6.000% due 1/30/02................        314,438
     250,000  Dyncorp Inc., 9.500% due 3/1/07...................        223,750
     375,000  Integrated Electric Services, 9.375% due 2/1/09...        372,188
              Iron Mountain Inc.:
     250,000  10.125% due 10/1/06...............................        256,250
     125,000  8.750% due 9/30/09................................        120,938
     500,000  Loomis Fargo & Co., 10.000% due 1/15/04...........        492,500
     250,000  Marsulex Inc., 9.625% due 7/1/08..................        240,000
     300,000  Pierce Leahy Corp., 8.125% due 5/15/08............        277,500
     250,000  Primark, Corp., 9.250% due 12/15/08...............        234,063
     350,000  Protection One Inc., 8.625% due 1/15/09 (g).......        168,875
     500,000  Safety-Kleen, Corp., 9.250% due 5/15/09...........        477,500
     450,000  Service Corp. International, 6.000% due 12/15/05..        340,875
                                                                   ------------
                                                                      3,851,690
                                                                   ------------

 Utilties -- 0.2%
     250,000  GTE Corp., 6.940% due 4/15/28.....................        225,938
                                                                   ------------

 Transportation -- 0.9%
     250,000  Enterprise Shipholding Inc., 8.875% due 5/1/08....        150,000
     500,000  Holt Group, 9.750% due 1/15/06....................        337,500
     400,000  TFM S.A. de C.V. (Zero Coupon until 6/15/02,
               11.750% thereafter) due 6/15/09..................        257,000
     375,015  Viacao Aerea Riograndens, 9.600% due 2/10/05......        311,263
                                                                   ------------
                                                                      1,055,763
                                                                   ------------
              TOTAL CORPORATE BONDS
              (Cost -- $47,943,069).............................     42,377,355
                                                                   ------------

 CONVERTIBLE CORPORATE BONDS -- 0.3%

 Media & Telecommunications -- 0.3%
     500,000  Quantum Corp., 7.000% due 8/1/04 (Cost --
                $406,188).......................................        380,000
                                                                   ------------

 SOVEREIGN BONDS -- 21.8%

 Argentina -- 2.4%
              Republic of Argentina:
     500,000  11.000% due 12/4/05...............................        493,750
   2,300,000  11.375 due 1/30/17................................      2,292,525
                                                                   ------------
                                                                      2,786,275
                                                                   ------------

 Brazil -- 4.5%
              Federal Republic of Brazil:
   1,269,738  C Bond, 8.000% due 4/15/14 (b)....................        955,479
     470,000  EI Bond, 6.9375% due 4/15/06 (j)..................        413,600
     569,000  14.500% due 10/15/09..............................        631,875
   4,000,000  NMB, 7.000% due 4/15/09 (j).......................      3,260,000
                                                                   ------------
                                                                      5,260,954
                                                                   ------------

 Bulgaria -- 1.0%
   1,400,000  Republic of Bulgaria, IAB, 6.500% due 7/28/11
               (j)..............................................      1,109,500
                                                                   ------------

 Ecuador -- 0.2%
     800,000  Republic of Ecuador, Par Bond, 4.000% due 2/28/25
               (f)(j)...........................................        255,577
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount(a)                         Security                         Value

-------------------------------------------------------------------------------
 Germany -- 1.2%
     290,000 EUR Bundesrepublic Deutschland, 5.625% due 1/4/28..   $    277,740
     850,000 EUR Bundesobligation, 5.875% due 5/15/00...........        863,653
     170,000 EUR Bundschatzanweisungen, 4.000% due 6/16/00......        171,663
                                                                   ------------
                                                                      1,313,056
                                                                   ------------

 Greece -- 0.9%
                 Hellenic Republic:
 102,000,000 GRD 11.000% due 2/25/00............................        312,276
 121,500,000 GRD 8.900% due 4/1/03..............................        396,839
 117,000,000 GRD 6.600% due 1/15/04.............................        359,885
                                                                   ------------
                                                                      1,069,000
                                                                   ------------

 Italy -- 0.1%
     170,000 EUR Buoni Polienna Del Tes, 5.250% due 11/1/29.....        152,759
                                                                   ------------

 Ivory Coast -- 2.1%
  13,400,000     Republic of Ivory Coast, FLIRB, 2.000% due
                  3/29/18 (j)...................................      2,479,000
                                                                   ------------

 Norway -- 0.2%
   2,000,000 NOK Norweigian Treasury Bill, 5.250% due 3/15/00...        249,488
                                                                   ------------

 Peru -- 2.0%
                 Republic of Peru:
   2,700,000     FLIRB, 3.750% due 3/7/17 (j)...................      1,660,500
   1,000,000     PDI, 4.500% due 3/7/17 (j).....................        686,250
                                                                   ------------
                                                                      2,346,750
                                                                   ------------

 Russia -- 4.6%
                 Russia, Ministry of Finance:
   3,300,000     11.750% due 6/10/03............................      2,532,750
   4,500,000     8.750% due 7/24/05 (g).........................      2,823,750
                                                                   ------------
                                                                      5,356,500
                                                                   ------------

 Spain -- 0.1%
      80,000 EUR Kingdom of Spain, 6.150% due 1/31/13...........         83,587
                                                                   ------------

 Venezuela -- 2.5%
   3,200,000     Republic of Venezuela, 13.625% due 8/15/18.....      2,864,000
                                                                   ------------
                 TOTAL SOVEREIGN BONDS
                 (Cost -- $24,403,238)..........................     25,326,446
                                                                   ------------

 LOAN PARTICIPATIONS (e) -- 3.6%
     805,236     Kingdom of Morocco, Tranche A, 6.84375% due
                  1/1/09 (J.P. Morgan)(j).......................        734,779
                 The People's Democratic Republic of Algeria:
   1,100,000     Tranche 1, 6.8125% due 9/4/06 (Chase Manhattan
                  Bank)(j)......................................        849,750
   3,600,000     Tranche 3, 6.8125% due 3/4/10 (Chase Manhattan
                  Bank)(j)......................................      2,583,000
                                                                   ------------
                 TOTAL LOAN PARTICIPATIONS
                 (Cost -- $3,600,765)...........................      4,167,529
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount(a)                       Security                           Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 15.6%
              Federal Home Loan Mortgage Corporation:
     101,621  10.000% due 5/15/20...............................   $    108,575
       1,802  1,156.500% due 6/15/21 -- Interest Only...........         46,844
      10,726  Gold, 6.000% due 10/1/10..........................         10,197
     296,041  Gold, 7.000% due 7/1/11...........................        292,986
              Federal National Mortgage Association:
   5,450,000  6.500%, 30 year (TBA) (h).........................      5,134,881
   1,000,000  6.000%, 30 year (TBA) (h).........................        915,000
     607,473  7.3935% due 8/17/03 (j)...........................        607,663
      10,655  13.000% due 11/15/15..............................         12,397
      45,757  10.400% due 4/25/19...............................         47,630
   3,411,793  0.5797% due 3/17/20 -- Interest Only (j)..........         78,038
   6,771,921  8.000% due 11/17/22 -- Interest Only..............      1,187,203
      68,956  6.500% due 2/1/26.................................         65,014
     737,937  6.500% due 3/1/26.................................        695,735
   9,058,682  7.500% due 3/18/27 -- Interest Only (c)...........      2,060,850
   8,969,499  8.000% due 7/18/27 -- Interest Only...............      1,597,692
  20,000,000  8.000% due 8/18/27 -- Interest Only (c)...........      4,075,000
   5,425,047  1.6705% due 2/25/35 -- Interest Only (c)(j).......        380,904
   8,419,143  0.5305% due 10/17/36 -- Interest Only (j).........        211,287
  11,346,932  1.0414% due 6/25/38 -- Interest Only (j)..........        637,959
                                                                   ------------
              TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
              (Cost -- $17,710,217).............................     18,165,855
                                                                   ------------

 COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%
   2,000,000  Commercial Mortgage Asset Trust, Series 1999-C1,
               Class C, 7.350% due 8/17/13......................      1,830,000
   1,000,000  Contimortgage Home Equity Loan Trust, Series 1999-
               3, Class B, 7.000% due 7/25/30...................        746,563
              DLJ Commercial Mortgage Corp.:
  10,861,446  Series 1998-CF2, Class S, 0.8477% due 11/12/31 --
                Interest Only...................................        532,890
  11,695,723  Series 1998-CG1, Class S, 0.7026% due 5/10/23 --
                Interest Only...................................        467,829
     292,896  First Union Residential Securitization, Series
               1998-A, Class B2, 7.000% due 8/25/28.............        255,827
   1,291,247  GE Capital Mortgage Services Inc., Series 1998-15,
               Class B1, 6.750% due 11/25/28....................      1,156,070
   1,033,095  Green Tree Financial, Series 1997-6, Class A8,
               7.070% due 1/15/29...............................        989,835
   1,250,000  LB Commercial Conduit Mortgage Trust, Series 1999-
               C1, Class A2, 6.780% due 4/15/09.................      1,192,594
   1,266,777  Mid-State Trust, Series 6, Class A1, 7.340% due
               7/1/35...........................................      1,231,143
              PNC Mortgage Securities:
     393,436  Series 1998-4, Class 3B3, 6.750% due 5/25/28......        330,856
     564,968  Series 1998-4, Class CB3, 6.8412% due 5/25/28.....        472,985
     942,497  Series 1998-5, Class CB2, 6.772% due 3/25/29......        829,987
     513,920  Series 1998-5, Class CB3, 6.735% due 7/25/28......        432,818
     741,955  Series 1998-5, Class DB3, 6.9053% due 4/25/29.....        616,983
                                                                   ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost -- $12,038,855).............................     11,086,380
                                                                   ------------

   Shares
   ------
 PREFERRED STOCK (d) -- 0.0%
 Financial/Leasing -- 0.0%
         841  TCR Holding, Series B.............................              7
         462  TCR Holding, Series C.............................              5
       1,218  TCR Holding, Series D.............................             12
       2,521  TCR Holding, Series E.............................             25
                                                                   ------------
              TOTAL PREFERRED STOCKS
              (Cost -- $300)....................................             49
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
  Warrants                         Security                           Value

-------------------------------------------------------------------------------
 WARRANTS (d) -- 0.1%
         400 In Flight Phone (Exercise price of $.01 per share
              expiring 8/31/02, each warrant exercisable for one
              share of common stock)............................   $          0
         500 Winsloew Furniture Corp. (expires 1/1/01)..........         26,250
         848 United Mexican States (Exchangeable into Mexican
              Global Bonds, expiring on 2/18/00)................         84,800
                                                                   ------------
             TOTAL WARRANTS
             (Cost -- $85,831)..................................        111,050
                                                                   ------------
  Contracts
  ---------
 PURCHASED PUT OPTIONS (d) -- 0.0%
      10,000 Hong Kong Dollar, Exercise price 7.8025 HKD,
              expires 1/20/00 (Cost -- $72,700).................          6,000
                                                                   ------------

    Face
   Amount
   ------
 COMMERCIAL PAPER -- 2.6%
 $ 3,000,000 Tyco International Group, yield 6.520% due 1/19/00
              (Cost -- $2,990,220)..............................      2,990,220
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $109,251,383).............................    104,610,884
                                                                   ------------

 REPURCHASE AGREEMENTS (c) -- 9.9%
   6,000,000 J.P. Morgan Securities, 2.900% due 1/3/00; Proceeds
              at maturity -- $6,001,450 (Fully collateralized by
              U.S. Treasury Notes, 9.000% due 11/15/18; Market
              value -- $6,119,981)..............................      6,000,000
   5,469,000 State Street Bank & Trust Co., 3.000% due 1/3/00;
              Proceeds at maturity -- $5,470,367 (Fully
              collateralized by U.S. Treasury Notes, 6.125% due
              8/15/07; Market value -- $5,583,013)..............      5,469,000
                                                                   ------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $11,469,000)..............................     11,469,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $120,720,383*)............................   $116,079,884
                                                                   ============

------
(a) Principal denominated in local currency unless otherwise undicated.
(b) Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(c) All or part of the security is segregated as collateral for mortgage dollar rolls.
(d) Non-income producing security.
(e) Participation interests were acquired through the financial institutions indicated.
(f) Security is currently in default.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(h) Mortgage dollar roll.
(j) Interest rate shown reflects current rate on instrument with variable rate or step coupon rates.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  CAD -- Canadian Dollar.
  C Bond -- Capitalization Bond.
  EI -- Eligible Interest.
  EUR -- Euro.
  FLIRB -- Floating Rate Interest Reduction Bond.
  GRD -- Greek Drachma.
  IAB -- Interest in Arrears Bond.
  JPY -- Japanese Yen.
  NMB -- New Money Bond.
  NOK -- Norwegian Krone.
  PDI -- Past Due Interest.
  PLN -- Poland Zloty.
  TBA -- To be announced.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS -- 97.2%

 California -- 3.9%
 $285,000 Los Angeles, CA Harbor Department Revenue, Series B,
           AMBAC-Insured, 6.000% due 8/1/03......................   $   296,408
  250,000 Oakland, CA Port Revenue, Series G, MBIA-Insured,
           6.000% due 11/1/05....................................       264,048
                                                                    -----------
                                                                        560,456
                                                                    -----------

 District of Columbia -- 3.5%
          District of Columbia GO, Series A, MBIA-Insured:
  325,000 5.000% due 6/1/06......................................       321,861
  175,000 5.000% ETM 6/1/06......................................       175,431
                                                                    -----------
                                                                        497,292
                                                                    -----------

 Florida -- 1.2%
  175,000 Florida Housing Finance Agency Refunding, Single-Family
           Mortgage, Series A, 6.150% due 7/1/06.................       176,911
                                                                    -----------

 Hawaii -- 1.8%
  250,000 Hawaii State Department of Budget and Finance, Special
           Purpose Revenue, 5.600% due 7/1/06....................       251,758
                                                                    -----------

 Illinios -- 10.6%
  250,000 Chicago, IL O'Hare International Airport Revenue,
           Series B, AMBAC-Insured, 5.000% due 1/1/02............       251,558
  300,000 Chicago, IL Water Reclamation District Refunding, GO,
           5.900% due 12/1/06....................................       315,645
  400,000 Illinois Student Assistance Commission Student Loan
           Revenue, Series M, 6.400% due 3/1/04..................       418,832
  500,000 Springfield, IL Electric Revenue Refunding, MBIA-
           Insured, 6.000% due 3/1/06............................       525,320
                                                                    -----------
                                                                      1,511,355
                                                                    -----------

 Indiana -- 10.4%
  500,000 Indiana Health Facilities Financing Authority Hospital
           Revenue Refunding (Hancock Memorial Hospital Health
           Services), 5.800% due 8/15/06.........................       497,795
  300,000 Indiana Secondary Market for Educational Loans Revenue,
           Series C, AMBAC-Insured, 5.550% due 12/1/05...........       304,512
  650,000 Indiana Transportation Finance Authority Airport
           Facilities Lease Revenue, Series A, 6.250% due
           11/1/03...............................................       676,592
                                                                    -----------
                                                                      1,478,899
                                                                    -----------
 Louisiana -- 2.6%
  350,000 Louisiana Public Facilities Authority Student Loan
           Revenue, Series A-2, 6.750% due 9/1/06................       365,999
                                                                    -----------

 Massachusetts -- 3.0%
  400,000 Massachusetts State Health and Educational Facilities
           Authority Revenue (Dana Farber Cancer Project), Series
           G-1, 6.500% due 12/1/05...............................       422,836
                                                                    -----------

 Michigan -- 1.9%
  250,000 Detroit, MI Water Supply Systems, Series A, MBIA-
           Insured, 6.000% due 7/1/07............................       264,995
                                                                    -----------
 Mississippi -- 2.2%
  305,000 Mississippi Higher Education, Series C, 6.050% due
           9/1/07................................................       306,159
                                                                    -----------

 New Jersey -- 3.3%
  450,000 Passaic Valley, NJ Sewer Systems, Series D, AMBAC-
           Insured, 5.750% due 12/1/07...........................       462,361
                                                                    -----------



 New York -- 25.1%
  250,000 Municipal Assistance Corp. for the City of New York,
           NY, Series J, 5.500% due 7/1/02.......................       255,198
          New York City, NY GO, Series D:
  320,000 6.500% due 2/1/02......................................       330,537
  130,000 6.500% ETM 2/1/02......................................       134,802

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 New York -- 25.1% (continued)
          New York State Dormitory Authority Revenue:
 $700,000 College and University Educational Loan, MBIA-Insured,
           5.600% due 7/1/06.....................................   $   712,957
  500,000 Department of Health, 6.000% due 7/1/06................       518,200
  400,000 State University of New York, Series X, 6.625% ETM
           7/1/04................................................       429,732
  500,000 New York State Mortgage Agency Revenue Homeowner
           Mortgage, Series 46, 5.900% due 10/1/06...............       512,430
  400,000 New York State Thruway Authority Service Contract
           Revenue (Local Highway and Bridge), Series A, MBIA-
           Insured, 6.000% due 1/1/04............................       417,136
  250,000 Niagara, NY Frontier Authority Airport Revenue (Buffalo
           Niagara International Airport), Series A, MBIA-
           Insured, 5.500% due 4/1/09............................       253,925
                                                                    -----------
                                                                      3,564,917
                                                                    -----------

 Ohio -- 3.1%
  250,000 Cleveland, OH Airport Systems Revenue, Series A, FSA-
           Insured, 5.500% due 1/1/08............................       253,552
  190,000 Miami County, OH Hospital Facilities Refunding and
           Improvement (Upper Valley Medical Center),
           5.600% due 5/15/02....................................       190,826
                                                                    -----------
                                                                        444,378
                                                                    -----------

 Pennsylvania -- 10.0%
  500,000 Allegheny County, PA Airport Revenue Refunding
           (Pittsburgh International Airport), MBIA-Insured,
           5.500% due 1/1/03.....................................       508,975
  400,000 Geisinger Authority, PA Health System, Series A, 6.000%
           ETM 7/1/01............................................       406,580
  250,000 Pennsylvania Housing Finance Agency, Single-Family
           Mortgage, Series 62A, 4.850% due 10/1/07..............       246,177
  250,000 Philadelphia, PA School District Refunding, Series D,
           MBIA-Insured, 5.625% due 3/1/10.......................       256,657
                                                                    -----------
                                                                      1,418,389
                                                                    -----------
 South Carolina -- 7.5%
  250,000 Piedmont Municipal Power Agency, SC Electric Revenue
           Refunding, Series B, FGIC-Insured, 6.000% due 1/1/07..       261,760
  750,000 South Carolina State Public Service Authority Revenue
           Refunding, Series B, FGIC-Insured, 6.500% due 1/1/05..       802,305
                                                                    -----------
                                                                      1,064,065
                                                                    -----------

 Texas -- 3.8%
  500,000 Austin, TX Airport System Revenue, Series A, MBIA-
           Insured, 6.500% due 11/15/05..........................       535,100
                                                                    -----------

 Virginia -- 3.3%
  500,000 Pocahontas Parkway Association, VA Toll Road Revenue,
           Series A, 5.000% due 8/15/06..........................       472,970
                                                                    -----------
          TOTAL LONG-TERM INVESTMENTS
          (Cost -- $13,679,837)..................................    13,798,840
                                                                    -----------


                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS -- 2.8%

 Indiana -- 0.7%
 $100,000 Jasper County, IN PCR (Northern Indiana Public
           Service), Series C, VRDD, 4.800% due 4/1/19...........   $   100,000
                                                                    -----------

 Michigan -- 0.7%
  100,000 University of Michigan, University Revenue Refunding
           Hospital, Series A-2, VRDD, 4.800% due 12/1/24........       100,000
                                                                    -----------

 North Carolina -- 0.7%
  100,000 Halifax County, NC Industrial Facilities and Pollution
           Control Financing Authority Revenue, VRDD,
           4.900% due 6/1/21.....................................       100,000
                                                                    -----------

 Texas -- 0.7%
  100,000 Sabine River Authority, TX PCR (Texas Utilities
           Electric Company), VRDD, 4.900% due 4/1/30............       100,000
                                                                    -----------
          TOTAL SHORT-TERM INVESTMENTS
          (Cost -- $400,000).....................................       400,000
                                                                    -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $14,079,837*).................................   $14,198,840
                                                                    ===========

------
* Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviations used in this schedule:

 AMBAC -- Insured as to principal and interest by the American Municipal Bond
   Assurance Corporation.
 ETM -- Escrowed to maturity.
 FGIC -- Insured as to principal and interest by the Financial Guaranty Insur-
   ance Corporation.
 FSA -- Insured as to principal and interest by the Financial Security Assur-
   ance Corporation.
 GO -- General Obligation.
 MBIA -- Insured as to principal and interest by the MBIA Insurance Corpora-
   tion.
 PCR -- Pollution Control Revenue.
 VRDD -- Variable Rate Demand Note. Date shown is maturity date.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers U.S. Government Income Fund

--------------------------------------------------------------------------------
    Face
   Amount                          Security                             Value

--------------------------------------------------------------------------------
 U.S. TREASURY NOTES -- 10.8%
            U.S. Treasury Notes:
 $1,500,000 5.500% due 5/15/09....................................   $ 1,398,855
  2,000,000 6.000% due 8/15/09....................................     1,938,840
                                                                     -----------
            TOTAL U.S. TREASURY NOTES
            (Cost -- $3,463,745)..................................     3,337,695
                                                                     -----------

 U.S. GOVERNMENT AGENCIES -- 78.9%
            Federal Home Loan Bank:
    100,000 5.940% due 6/13/00....................................        99,826
    500,000 5.800% due 9/2/08.....................................       460,845
            Federal Home Loan Mortgage Corporation:
      9,842 11.750% due 1/1/11....................................        11,100
         79 11.750% due 6/1/14....................................            89
      3,553 11.750% due 12/1/14...................................         4,007
     25,015 11.750% due 7/1/15....................................        28,212
    456,474 8.000% due 7/1/20.....................................       465,603
    464,616 10.000% due 9/1/20....................................       501,636
    162,786 7.000% due 4/15/21....................................       162,175
    750,000 8.500% due 3/15/24....................................       776,250
    188,621 Gold, 7.500% due 5/1/07...............................       190,153
     18,655 Gold, 6.000% due 7/1/10...............................        17,734
    100,134 Gold, 7.000% due 5/1/11...............................        99,100
    267,343 Gold, 7.000% due 7/1/11...............................       264,584
    419,759 Gold, 7.000% due 7/1/11...............................       415,427
    173,067 Gold, 7.000% due 8/1/11...............................       171,281
     94,322 Gold, 8.250% due 4/1/17...............................        96,120
    158,187 Gold, 8.000% due 12/1/19..............................       159,818
  3,321,849 Gold, 6.000% due 10/1/28..............................     3,044,674
    499,999 Gold, 6.000% due 7/1/29...............................       458,279
            Federal National Mortgage Association:
    565,151 6.784% due 1/17/03(a).................................       564,906
    116,476 6.500% due 12/1/03....................................       114,729
     15,267 14.500% due 11/15/14..................................        17,748
     43,827 12.500% due 9/20/15...................................        50,018
     42,622 13.000% due 11/15/15..................................        49,588
    254,638 12.000% due 1/1/16....................................       288,457
     16,650 12.000% due 1/15/16...................................        18,731
    171,138 12.500% due 1/15/16...................................       194,669
     13,245 11.500% due 9/1/19....................................        14,603
    103,973 10.500% due 8/1/20....................................       113,557
    675,000 6.247% due 3/17/21(a).................................       641,672
    171,453 8.500% due 11/1/23....................................       175,845
     77,315 9.000% due 8/1/26.....................................        80,529
  1,999,999 7.500% due 3/18/27 -- Interest Only...................       455,000
  3,000,000 8.000% due 7/18/27 -- Interest Only...................       534,375
  6,414,515 8.000% due 8/18/27 -- Interest Only...................     1,306,983
    576,323 6.654% due 12/28/28(a)................................       536,702
    500,000 6.000% due 2/1/29.....................................       457,810
    417,677 6.000% due 3/1/29.....................................       382,433
    491,797 6.500% due 4/1/29.....................................       463,671
    290,028 6.500% due 4/1/29.....................................       273,441
    146,504 6.000% due 6/1/29.....................................       134,142

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers U.S. Government Income Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
            Federal National Mortgage Association (continued):
 $   37,341 6.000% due 6/1/29....................................   $    34,190
    816,060 6.000% due 6/1/29....................................       747,202
    536,876 6.000% due 6/1/29....................................       491,574
     45,458 6.000% due 6/1/29....................................        41,623
    334,314 6.500% due 6/1/29....................................       315,195
     98,212 6.500% due 7/1/29....................................        92,595
     25,332 6.500% due 8/1/29....................................        23,883
    871,027 6.500% due 8/1/29....................................       821,213
    103,690 6.500% due 8/1/29....................................        97,760
     25,298 6.500% due 10/1/29...................................        23,851
     25,791 6.500% due 11/1/29...................................        24,313
  1,186,067 6.500% due 11/1/29...................................     1,118,236
     25,257 6.500% due 11/1/29...................................        23,812
    333,614 6.500% due 11/1/29...................................       314,534
  1,281,445 6.500% due 12/1/29...................................     1,208,159
    499,950 6.500% due 12/1/29...................................       471,357
  3,000,297 7.000% due 12/1/29...................................     2,901,829
    800,000 6.527% due 5/25/30...................................       748,700
    500,000 6.000% due 9/1/30 (TBA)(b)...........................       457,500
    112,631 Government National Mortgage Association, 8.500% due
             1/15/18.............................................       115,906
                                                                    -----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $24,838,218)................................    24,369,954
                                                                    -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $28,301,963)................................    27,707,649
                                                                    -----------

 REPURCHASE AGREEMENT (c) -- 10.3%
  3,184,000 State Street Bank & Trust Co., 3.000% due 1/3/00;
             Proceeds at maturity -- $3,184,796; (Fully
             collateralized by U.S. Treasury Strips, 12.750% due
             11/1/10; Market value -- $3,252,563) (Cost --
              $3,184,000)........................................     3,184,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $31,485,963*)...............................   $30,891,649
                                                                    ===========

------
(a) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(b) Mortgage dollar roll.
(c) All or part of the security is segregated as collateral for mortgage dollar rolls.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  TBA--To be announced.
                       See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 1999

                                                        National       U.S.
                          High Yield    Strategic     Intermediate  Government
                          Bond Fund     Bond Fund    Municipal Fund Income Fund
--------------------------------------------------------------------------------
ASSETS:
 Investments, at cost... $573,274,079  $109,251,383   $14,079,837   $28,301,963
                         ============  ============   ===========   ===========
 Investments, at value.. $526,889,597  $104,610,884   $14,198,840   $27,707,649
 Repurchase agreements,
  at value and cost.....      366,000    11,469,000            --     3,184,000
 Cash...................        5,249           302        80,530           608
 Interest receivable....   14,590,031     2,625,632       271,545       298,579
 Receivable for Fund
  shares sold...........    1,443,765       117,702         6,336        79,636
 Deferred organization
  costs (Note 1)........        4,270         4,293         3,391         3,514
 Receivable for open
  forward foreign
  currency contracts
  (Note 1)..............           --        61,488            --            --
 Receivable for
  securities sold.......           --            --            --     1,006,875
 Receivable from manager
  (Note 2)..............           --        14,409        46,257        64,087
 Other assets...........        2,792         1,618           866         1,085
                         ------------  ------------   -----------   -----------
 Total Assets...........  543,301,704   118,905,328    14,607,765    32,346,033
                         ------------  ------------   -----------   -----------
LIABILITIES:
 Dividends payable......    4,658,201       737,984        54,049       134,523
 Payable for Fund shares
  purchased.............    1,992,085       426,450     1,252,215       160,736
 Service and
  distribution fees
  payable (Note 2)......      346,663        77,780         5,777        18,079
 Management fees payable
  (Note 2)..............      342,796            --            --            --
 Administration fees
  payable (Note 2)......      214,362        43,878         5,802        11,635
 Payable for open
  forward foreign
  currency contracts
  (Note 1)..............           --        80,095            --            --
 Foreign currency
  payable to bank+......           --         3,099            --            --
 Payable for securities
  purchased.............           --     6,165,588            --     1,471,188
 Accrued expenses.......      283,358        59,002        15,443        24,727
                         ------------  ------------   -----------   -----------
 Total Liabilities......    7,837,465     7,593,876     1,333,286     1,820,888
                         ------------  ------------   -----------   -----------
Total Net Assets........ $535,464,239  $111,311,452   $13,274,479   $30,525,145
                         ============  ============   ===========   ===========
NET ASSETS:
 Par value of shares of
  capital stock......... $     56,455  $     11,344   $     1,310   $     3,099
 Capital paid in excess
  of par value..........  659,431,301   122,091,827    13,253,301    31,597,660
 Overdistributed net
  investment income.....   (3,044,863)     (701,425)      (54,031)     (106,195)
 Accumulated net
  realized loss on
  security
  transactions..........  (74,594,172)   (5,425,039)      (45,104)     (375,105)
 Net unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currencies ...  (46,384,482)   (4,665,255)      119,003      (594,314)
                         ------------  ------------   -----------   -----------
 Total Net Assets....... $535,464,239  $111,311,452   $13,274,479   $30,525,145
                         ============  ============   ===========   ===========
Shares Outstanding:
Class A.................   13,244,504     1,893,584       439,258       586,478
                         ============  ============   ===========   ===========
Class B.................   32,882,811     7,065,838       404,341     1,635,618
                         ============  ============   ===========   ===========
Class 2.................    8,900,778     2,323,604       215,526       542,643
                         ============  ============   ===========   ===========
Class O.................    1,427,280        60,629       250,634       334,629
                         ============  ============   ===========   ===========
Net Asset Value:
Class A Shares
 Net Asset Value*....... $       9.48  $       9.81   $     10.15   $      9.84
                         ============  ============   ===========   ===========
 Maximum offering price
  per share (based on
  maximum sales charge
  of 4.75%)............. $       9.95  $      10.30   $     10.66   $     10.33
                         ============  ============   ===========   ===========
Class B Shares
 Net asset value and
  offering price per
  share*................ $       9.48  $       9.81   $     10.11   $      9.85
                         ============  ============   ===========   ===========
Class 2 Shares
 Net asset value*....... $       9.50  $       9.84   $     10.13   $      9.86
                         ============  ============   ===========   ===========
 Maximum offering price
  per share (based on
  maximum sales charge
  of 1.00%)............. $       9.60  $       9.94   $     10.23   $      9.96
                         ============  ============   ===========   ===========
Class O Shares
 Net asset value,
  offering price and
  redemption price per
  share................. $       9.48  $       9.80   $     10.15   $      9.85
                         ============  ============   ===========   ===========

 + Foreign currency at cost for Strategic Bond Fund is $3,160.
 * Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
                       See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 1999

                                                        National       U.S.
                           High Yield    Strategic    Intermediate  Government
                           Bond Fund     Bond Fund   Municipal Fund Income Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest...............  $ 65,978,076  $11,910,091    $ 790,193    $ 1,960,940
 Dividends..............       235,250           --           --             --
                          ------------  -----------    ---------    -----------
 Total Investment
  Income................    66,213,326   11,910,091      790,193      1,960,940
                          ------------  -----------    ---------    -----------
EXPENSES:
 Service and
  distribution fees
  (Note 2) .............     4,269,463      946,470       64,657        213,467
 Management fees (Note
  2)....................     4,225,238      876,952       77,615        185,197
 Shareholder and system
  servicing fees........       608,068      146,455       61,048         57,669
 Shareholder
  communications........       309,435       77,345       16,811         36,304
 Administration fees
  (Note 2)..............       281,673       58,464        7,761         15,432
 Audit and legal........       140,865       58,466       30,263         37,674
 Registration fees......        94,235       65,824       51,750         56,961
 Custody................        93,228       45,871        4,854         11,834
 Amortization of
  deferred organization
  costs (Note 1) .......        29,448       29,550       23,349         24,170
 Directors' fees and
  expenses .............         9,920        3,220        1,571          1,820
 Other..................        37,430       28,271        8,205         12,353
                          ------------  -----------    ---------    -----------
 Total Expenses.........    10,099,003    2,336,888      347,884        652,881
 Less: Management fee
  waiver and expense
  reimbursement (Note
  2)....................       (70,864)    (232,842)    (223,503)      (254,210)
                          ------------  -----------    ---------    -----------
 Net Expenses...........    10,028,139    2,104,046      124,381        398,671
                          ------------  -----------    ---------    -----------
Net Investment Income...    56,185,187    9,806,045      665,812      1,562,269
                          ------------  -----------    ---------    -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCIES
(NOTES 1 AND 3):
 Realized Loss From:
 Security transactions
  (excluding short-term
  securities)...........   (39,684,862)  (3,329,901)      (8,467)      (331,384)
 Foreign currency
  transactions..........            --      182,499           --             --
                          ------------  -----------    ---------    -----------
 Net Realized Loss......   (39,684,862)  (3,147,402)      (8,467)      (331,384)
                          ------------  -----------    ---------    -----------
 Change in Net
 Unrealized Appreciation
 (Depreciation) on
 Investments and Foreign
 Currencies:
 Beginning of year......   (65,018,558)  (2,843,208)     777,460        336,443
 End of year............   (46,384,482)  (4,665,255)     119,003       (594,314)
                          ------------  -----------    ---------    -----------
 Change in Unrealized
  Appreciation
  (Depreciation)........    18,634,076   (1,822,047)    (658,457)      (930,757)
                          ------------  -----------    ---------    -----------
Net Loss on Investments
 and Foreign
 Currencies.............   (21,050,786)  (4,969,449)    (666,924)    (1,262,141)
                          ------------  -----------    ---------    -----------
Increase (Decrease) in
 Net Assets From
 Operations.............  $ 35,134,401  $ 4,836,596    $  (1,112)   $   300,128
                          ============  ===========    =========    ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                        National       U.S.
                          High Yield    Strategic     Intermediate  Government
                          Bond Fund     Bond Fund    Municipal Fund Income Fund
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income.. $ 56,185,187  $  9,806,045   $   665,812   $ 1,562,269
 Net realized loss......  (39,684,862)   (3,147,402)       (8,467)     (331,384)
 Change in net
  unrealized
  appreciation
  (depreciation)........   18,634,076    (1,822,047)     (658,457)     (930,757)
                         ------------  ------------   -----------   -----------
 Increase (Decrease) in
  Net Assets From
  Operations............   35,134,401     4,836,596        (1,112)      300,128
                         ------------  ------------   -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..  (58,416,164)   (9,316,441)     (688,412)   (1,660,133)
                         ------------  ------------   -----------   -----------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........  (58,416,164)   (9,316,441)     (688,412)   (1,660,133)
                         ------------  ------------   -----------   -----------
FUND SHARE TRANSACTIONS
 (NOTE 6):
 Net proceeds from sale
  of shares.............  166,676,663    29,422,232     6,446,621    17,986,689
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............   22,079,579     4,198,990       334,848       856,868
 Cost of shares
  reacquired............ (198,934,208)  (35,577,531)   (8,626,054)  (17,062,095)
                         ------------  ------------   -----------   -----------
 Increase (Decrease) in
  Net Assets From Fund
  Share Transactions....  (10,177,966)   (1,956,309)   (1,844,585)    1,781,462
                         ------------  ------------   -----------   -----------
Increase (Decrease) in
 Net Assets.............  (33,459,729)   (6,436,154)   (2,534,109)      421,457
NET ASSETS:
 Beginning of year......  568,923,968   117,747,606    15,808,588    30,103,688
                         ------------  ------------   -----------   -----------
 End of year*........... $535,464,239  $111,311,452   $13,274,479   $30,525,145
                         ============  ============   ===========   ===========
* Includes
 overdistributed net
 investment income of:..  $(3,044,863)    $(701,425)     $(54,031)    $(106,195)
                         ============  ============   ===========   ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1998

                                                         National        U.S.
                          High Yield     Strategic     Intermediate   Government
                           Bond Fund     Bond Fund    Municipal Fund Income Fund
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income.. $  55,484,781  $  6,793,836   $   661,427   $    951,556
 Net realized gain
  (loss)................   (35,163,319)   (2,517,889)      (34,108)       333,975
 Change in net
  unrealized
  appreciation
  (depreciation)........   (73,233,409)   (4,180,390)       59,675        106,877
                         -------------  ------------   -----------   ------------
 Increase (Decrease) in
  Net Assets From
  Operations............   (52,911,947)       95,557       686,994      1,392,408
                         -------------  ------------   -----------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..   (55,923,361)   (7,692,789)     (692,858)    (1,022,452)
 Net realized gain......            --      (152,674)           --       (310,665)
                         -------------  ------------   -----------   ------------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........   (55,923,361)   (7,845,463)     (692,858)    (1,333,117)
                         -------------  ------------   -----------   ------------
FUND SHARE TRANSACTIONS
 (NOTE 6):
 Net proceeds from sale
  of shares.............   235,074,449    62,532,821     6,901,659     29,828,778
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............    24,078,652     4,084,584       173,630        556,947
 Cost of shares
  reacquired............  (159,214,216)  (27,059,919)   (5,419,124)   (14,496,193)
                         -------------  ------------   -----------   ------------
 Increase in Net Assets
  From Fund Share
  Transactions..........    99,938,885    39,557,486     1,656,165     15,889,532
                         -------------  ------------   -----------   ------------
Increase (Decrease) in
 Net Assets.............    (8,896,423)   31,807,580     1,650,301     15,948,823
NET ASSETS:
 Beginning of Year......   577,820,391    85,940,026    14,158,287     14,154,865
                         -------------  ------------   -----------   ------------
 End of Year*........... $ 568,923,968  $117,747,606   $15,808,588   $ 30,103,688
                         =============  ============   ===========   ============
* Includes
 overdistributed net
 investment income of:..     $(813,886)    $(925,830)     $(31,431)      $(50,677)
                         =============  ============   ===========   ============

                       See Notes to Financial Statements.

Statements of Cash Flows
For the Year Ended December 31, 1999

                                                                      U.S.
                                                     Strategic     Government
                                                     Bond Fund    Income Fund
-------------------------------------------------------------------------------
Cash Flows Provided by Operating Activities:
 Net sales of short-term portfolio investments.... $  13,984,773  $  2,820,000
 Purchases of long-term portfolio investments.....  (142,919,607)  (32,701,284)
 Proceeds from disposition of long-term portfolio
  investments and principal paydowns..............   132,644,394    28,432,233
                                                   -------------  ------------
                                                       3,709,560    (1,449,051)
 Net investment income............................     9,806,045     1,562,269
 Net amortization of premium/discount on
  investments.....................................    (1,668,119)       14,466
 Capitalized income on payment in kind
  securities......................................      (135,487)           --
 Amortization of organization expenses............        29,550        24,170
 Net change is receivables/payables related to
  operations......................................      (556,941)      (29,845)
                                                   -------------  ------------
 Net Cash Flows Provided By Operating Activities..    11,184,608       122,009
                                                   -------------  ------------
Cash Flows Used by Financing Activities:
 Decrease in dollar roll transactions.............    (1,028,841)     (406,641)
 Proceeds from shares sold........................    30,102,333    18,043,738
 Proceeds from reinvestment of dividends..........     4,198,990       856,868
 Payments on shares redeemed......................   (35,529,341)  (17,032,639)
 Cash dividends paid..............................    (8,930,401)   (1,583,014)
                                                   -------------  ------------
 Net Cash Flows Used by Financing Activities......   (11,187,260)     (121,688)
                                                   -------------  ------------
Net Increase (Decrease) in Cash...................        (2,652)          321
Cash, Beginning of Year...........................          (152)          287
                                                   -------------  ------------
Cash, End of Year................................. $      (2,804) $        608
                                                   =============  ============

                       See Notes to Financial Statements.

Notes to Financial Statements
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc, formerly known as Salomon Brothers Investors Fund Inc., and the Salomon Brothers Capital Fund Inc.

Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund), Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), Salomon Brothers National Interme-diate Municipal Fund ("National Intermediate Municipal Fund"), and Salomon Brothers U.S. Government Income Fund ("U.S. Government Income Fund"), are sepa-rate investment portfolios of the Series Fund, an open-end management invest-ment company, incorporated in Maryland on April 17, 1990. The Series Fund con-sists of these portfolios and eight other separate investment portfolios: Salo-mon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Sal-omon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, formerly known as Salomon Brothers Total Return Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund, and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are pre-sented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                       Objective:
High Yield Bond Fund....... To maximize current income.
Strategic Bond Fund........ To seek a high level of current income.
National Intermediate       To seek a high level of current income
 Municipal Fund............ which is exempt from regular Federal income taxes.
U.S. Government Income
 Fund...................... To seek a high level of current income.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of December 31, 1999 for each Fund is as follows:

Fund                                          Expiration of Amortization Amount
-------------------------------------------------------------------------------
High Yield Bond Fund.........................       February 2000        $4,270
Strategic Bond Fund..........................       February 2000         4,293
National Intermediate Municipal Fund.........       February 2000         3,391
U.S. Government Income Fund..................       February 2000         3,514

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of

Notes to Financial Statements
(continued)
that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time, or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. The High Yield Bond Fund, Strategic Bond Fund, and National Intermediate Municipal Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Strategic Bond Fund and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 1999 was approximately $15,459,464, and $7,828,707 for the Strategic Bond Fund and U.S. Government Income Fund, respectively.

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the year ended December 31, 1999 were as follows:

                                              Average    Weighted      Maximum
                                               Daily      Average      Amount
Fund                                          Balance  Interest Rate Outstanding
--------------------------------------------------------------------------------
Strategic Bond Fund.......................... $ 88,000     3.56%     $2,007,500
U.S. Government Income Fund..................  644,163     2.18       4,515,000

Notes to Financial Statements
(continued)

 Interest rates on reverse repurchase agreements ranged from 2.25% to 4.00% and 0.25% to 5.30%, during the period for Strategic Bond Fund and U.S. Government Income Fund, respectively. Interest expense on reverse repurchase agreements totaled $3,179 and $14,220 for Strategic Bond Fund and U.S. Government Income Fund, respectively. The Funds had no open reverse repurchase agreements at De-cember 31, 1999.

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund and Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At December 31, 1999, the Strategic Bond Fund had open forward currency con-tracts as described below:

 Strategic Bond      Settlement            Local             Market           Unrealized
      Fund              Date             Currency             Value           Gain (Loss)
----------------     ----------         -----------         ---------         -----------
To Buy:
 British Pound        1/18/00               176,963         $ 285,698           $(4,357)
 British Pound        1/28/00               168,312           271,744            (5,267)
 Canadian Dollar      1/28/00               182,969           126,345             1,652
 Euro                 1/28/00                81,268            82,051            (4,564)
 Euro                 1/28/00             1,069,999         1,080,316           (63,139)
                                                                                -------
                                                                                (75,675)
                                                                                -------
To Sell:
 British Pound        1/28/00               321,541           519,136            12,804
 Euro                 1/18/00               886,499           894,365             5,635
 Euro                 1/28/00                87,884            88,731             3,956
 Euro                 1/28/00               157,729           159,250             4,262
 Greek Drachma        1/28/00           209,977,000           639,918            27,587
 Japanese Yen         1/28/00            40,605,944           397,960            (2,768)
                                                                                -------
                                                                                 51,476
                                                                                -------

Notes to Financial Statements
(continued)

Cross Currency Forwards*

                                              Market Value
                            Settlement --------------------------- Unrealized
                               Date        Euro      Greek Drachma Gain (loss)
                            ---------- ------------- ------------- -----------
To Buy:
Euro vs. Greek Drachma       1/28/00       $191,832     $191,813    $     19
                                       Greek Drachma     Euro
                                       ------------- -------------
Greek Drachma vs. Euro       1/28/00       $364,190     $363,471         719
                                       Japanese Yen      Euro
                                       ------------  -------------
Japanese Yen vs. Euro        1/28/00       $307,746     $302,892       4,854
                                                                    --------
                                                                       5,592
                                                                    --------
Net Unrealized Loss on Open Forward
 Foreign & Cross Currency Contracts                                 $(18,607)
                                                                    ========
* Local Currency on Cross Currency Forwards
                                            Buy          Sell
                                       ------------- -------------
Buy Euro vs. Greek Drachma                  190,000   62,939,400
Buy Greek Drachma vs. Euro              119,502,000      360,000
Buy Japanese Yen vs. Euro                31,401,000      360,000

 (i) Loan Participations. The High Yield Bond Fund and Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1999 were $19,169,144 and $4,167,529, respectively.

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month.
Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

Notes to Financial Statements
(continued)

 (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Strategic Bond Fund and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its offi-cers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.75% for the High Yield Bond Fund and Strategic Bond Fund, 0.50% for the National Intermediate Municipal Fund and 0.60% for the U.S. Government Income Fund. SBAM Ltd., an affiliate of SBAM, provides certain advisory serv-ices to SBAM for the benefit of the Strategic Bond Fund. SBAM Ltd. is compen-sated by SBAM at no additional expense to the Strategic Bond Fund.

For the year ended December 31, 1999, SBAM waived management fees of $70,864, $232,842, $77,615 and $185,197 for the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund, re-spectively, and voluntarily absorbed expenses of $145,888 and $69,013 for the National Intermediate Municipal Fund and U.S. Government Income Fund, respec-tively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub- Administration Agreement between SBAM and SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the appli-cable Funds at a rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B shares of each Fund at a rate of 0.75% of the value of the average daily net assets of the respective class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of each Fund at a rate of 0.50% of the value of the average daily net assets of the respective class. Class O shares are not subject to a service or distribution plan fee.

For the year ended December 31, 1999, total service and distribution plan fees were as follows:

                                                   Class A   Class B   Class 2
-------------------------------------------------------------------------------
High Yield Bond Fund.............................. $346,964 $3,240,241 $682,258
Strategic Bond Fund...............................   53,329    698,248  194,893
National Intermediate Municipal Fund..............   11,096     34,377   19,184
U.S. Government Income Fund.......................   16,778    158,190   38,499

SSB received $109,346 as its portion of the sales charge on sales of Class A and Class 2 shares of the Funds during the year ended December 31, 1999. In ad-dition, contingent deferred sales charges of $2,241,542 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the year ended December 31, 1999.

Notes to Financial Statements
(continued)

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
High Yield Bond Fund................................. $354,469,143 $370,470,684
                                                      ============ ============
Strategic Bond Fund:
 U.S. Government Securities.......................... $ 17,414,556 $ 10,813,706
 Other Investments...................................  125,432,351  118,559,327
                                                      ------------ ------------
                                                      $142,846,907 $129,373,033
                                                      ============ ============
National Intermediate Municipal Fund................. $    513,360 $    619,915
                                                      ============ ============
U.S. Government Income Fund.......................... $ 32,701,284 $ 26,006,546
                                                      ============ ============

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     Net
                                        Gross        Gross        Unrealized
                                      Unrealized   Unrealized    Appreciation
                                     Appreciation Depreciation  (Depreciation)
                                     ------------ ------------  --------------
High Yield Bond Fund................ $23,533,792  $(69,918,274)  $(46,384,482)
Strategic Bond Fund.................   4,168,845    (8,809,344)    (4,640,499)
National Intermediate Municipal
 Fund...............................     182,146       (63,143)       119,003
U.S. Government Income Fund.........     244,106      (838,420)      (594,314)

4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Financial Statements
(continued)
Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Tax Information

At December 31, 1999, the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                   High                   National      U.S.
                                   Yield     Strategic  Intermediate Government
Year of                            Bond        Bond      Municipal     Income
Expiration                         Fund        Fund         Fund        Fund
-------------------------------------------------------------------------------
2005...........................          --         --  $     3,000          --
2006........................... $20,063,000 $   97,000       34,000          --
2007...........................  52,009,000  5,093,000        7,000  $   30,000
                                ----------- ----------  ----------   ----------
                                $72,072,000 $5,190,000  $    44,000  $   30,000
                                =========== ==========  ==========   ==========

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Strategic Bond Fund and the U.S. Government Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Notes to Financial Statements
(continued)

6. Capital Stock

At December 31, 1999, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

At December 31, 1999, total paid-in-capital amounted to the following for each
Fund:

                              Class A      Class B      Class 2      Class 0
                            ------------ ------------ ------------ -----------
High Yield Bond Fund....... $158,827,581 $382,331,448 $104,382,120 $13,946,607
Strategic Bond Fund........   20,024,129   75,859,537   25,552,586     666,919
National Intermediate
 Municipal Fund............    4,632,618    4,204,482    2,272,271   2,145,240
U.S. Government Income
 Fund......................    6,074,874   16,820,093    5,571,288   3,134,504

Transactions in Fund shares for the periods indicated were as follows:

                                   Class A Shares                                      Class B Shares
                   --------------------------------------------------  --------------------------------------------------
                         Year Ended                Year Ended                Year Ended                Year Ended
                      December 31, 1999         December 31, 1998         December 31, 1999         December 31, 1998
                   ------------------------  ------------------------  ------------------------  ------------------------
                     Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
High Yield Bond
 Fund
 Shares sold......  7,527,657  $ 71,597,250   5,453,828  $ 60,936,254   6,383,699  $ 61,553,859  10,284,730  $114,127,638
 Shares issued on
  reinvestment....    660,164     6,350,433     734,112     7,956,369   1,107,772    10,650,217   1,090,461    11,729,053
 Shares
  reacquired...... (9,682,595)  (91,932,314) (5,901,066)  (62,641,457) (7,821,057)  (74,869,479) (6,318,633)  (66,455,739)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease)...... (1,494,774) $(13,984,631)    286,874  $  6,251,166    (329,586) $ (2,665,403)  5,056,558  $ 59,400,952
                   ==========  ============  ==========  ============  ==========  ============  ==========  ============
Strategic Bond
 Fund
 Shares sold......    717,729  $  7,102,019   1,594,029  $ 17,125,194   1,805,183  $ 17,789,421   2,937,984  $ 31,093,340
 Shares issued on
  reinvestment....    107,171     1,048,568      98,183     1,033,922     211,962     2,073,291     176,786     1,857,031
 Shares
  reacquired...... (1,090,797)  (10,667,368) (1,099,747)  (11,775,361) (1,626,669)  (15,902,964)   (823,217)   (8,600,276)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease)......   (265,897) $ (2,516,781)    592,465  $  6,383,755     390,476  $  3,959,748   2,291,553  $ 24,350,095
                   ==========  ============  ==========  ============  ==========  ============  ==========  ============
National
Intermediate
Municipal Fund
 Shares sold......    268,058  $  2,836,778     188,013  $  1,990,996     208,229  $  2,158,130     195,942  $  2,067,496
 Shares issued on
  reinvestment....     14,368       149,190       4,426        46,941       4,874        50,347       2,464        26,046
 Shares
  reacquired......    (83,003)     (857,848)    (52,697)     (556,574)    (70,117)     (727,565)    (59,428)     (626,418)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease)......    199,423  $  2,128,120     139,742  $  1,481,363     142,986  $  1,480,912     138,978  $  1,467,124
                   ==========  ============  ==========  ============  ==========  ============  ==========  ============
U.S. Government
Income Fund
 Shares sold......    514,105  $  5,148,415     673,099  $  6,949,956     912,987  $  9,173,186   1,646,527  $ 17,017,347
 Shares issued on
  reinvestment....     22,541       225,335      19,256       198,504      45,912       458,194      25,167       259,639
 Shares
  reacquired......   (606,035)   (6,029,123)   (165,930)   (1,717,967)   (812,174)   (8,149,980)   (431,004)   (4,448,196)
                   ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease)......    (69,389) $   (655,373)    526,425  $  5,430,493     146,725  $  1,481,400   1,240,690  $ 12,828,790
                   ==========  ============  ==========  ============  ==========  ============  ==========  ============

** Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

               Class 2 Shares**                                   Class O Shares
---------------------------------------------------  --------------------------------------------
      Year Ended                 Year Ended              Year Ended             Year Ended
   December 31, 1999          December 31, 1998       December 31, 1999      December 31, 1998
-------------------------  ------------------------  ---------------------  ---------------------
  Shares        Amount       Shares       Amount      Shares     Amount      Shares     Amount
----------   ------------  ----------  ------------  --------  -----------  --------  -----------
 2,538,622   $ 24,581,029   4,546,686  $ 50,429,921   931,913  $ 8,944,525   934,122  $ 9,580,636
   395,710      3,803,346     370,671     3,977,004   132,553    1,275,583    40,734      416,226
(2,815,036)   (26,986,592) (2,632,675)  (27,403,631) (540,329)  (5,145,823) (274,809)  (2,713,389)
----------   ------------  ----------  ------------  --------  -----------  --------  -----------
   119,296   $  1,397,783   2,284,682  $ 27,003,294   524,137  $ 5,074,285   700,047  $ 7,283,473
==========   ============  ==========  ============  ========  ===========  ========  ===========
   449,804   $  4,437,717   1,340,214  $ 14,176,621     9,791  $    93,075    13,223  $   137,666
   106,879      1,043,564     110,406     1,160,601     3,437       33,567     3,136       33,030
  (917,115)    (8,992,399)   (615,411)   (6,389,606)   (1,544)     (14,800)  (26,791)    (294,676)
----------   ------------  ----------  ------------  --------  -----------  --------  -----------
  (360,432)  $ (3,511,118)    835,209  $  8,947,616    11,684  $   111,842   (10,432) $  (123,980)
==========   ============  ==========  ============  ========  ===========  ========  ===========
   129,309   $  1,347,114     253,512  $  2,680,859     9,954  $   104,599    15,321  $   162,308
     7,041         72,907       3,398        35,947     6,001       62,404     6,105       64,696
  (137,489)    (1,416,831)    (88,826)     (940,562) (539,679)  (5,623,810) (310,943)  (3,295,570)
----------   ------------  ----------  ------------  --------  -----------  --------  -----------
    (1,139)  $      3,190     168,084  $  1,776,244  (523,724) $(5,456,807) (289,517) $(3,068,566)
==========   ============  ==========  ============  ========  ===========  ========  ===========
   349,784   $  3,530,709     543,986  $  5,615,027    13,145  $   134,379    23,812  $   246,448
    15,794        157,640       8,609        88,646     1,572       15,699       986       10,158
  (281,660)    (2,844,702)   (167,603)   (1,723,364)   (3,828)     (38,290) (638,311)  (6,606,666)
----------   ------------  ----------  ------------  --------  -----------  --------  -----------
    83,918   $    843,647     384,992  $  3,980,309    10,889  $   111,788  (613,513) $(6,350,060)
==========   ============  ==========  ============  ========  ===========  ========  ===========

Notes to Financial Statements
(continued)


At December 31, 1999, Salomon Brothers Holding Co. Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

National Intermediate Municipal Fund........................................ 15%
U.S. Government Income Fund................................................. 10%

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

High Yield Bond Fund

-------------------------------------------------------------------------------
                                           Class A Shares
                             -----------------------------------------------
                               1999      1998      1997      1996    1995(1)
                             -----------------------------------------------
Net Asset Value, Beginning
 of Year...................     $9.89    $11.74    $11.54    $10.53   $10.00
                             --------  --------  --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income ....      1.01*     1.05      1.06      1.10     0.92
 Net realized and
  unrealized gain (loss)...     (0.36)    (1.84)     0.38      1.11     0.67
                             --------  --------  --------  --------  -------
Total Income (Loss) From
 Operations................      0.65     (0.79)     1.44      2.21     1.59
                             --------  --------  --------  --------  -------
Less Distributions From:
 Net investment income.....     (1.06)    (1.06)    (1.05)    (1.10)   (0.91)
 Net realized gains........        --        --     (0.19)    (0.10)   (0.15)
                             --------  --------  --------  --------  -------
Total Distributions........     (1.06)    (1.06)    (1.24)    (1.20)   (1.06)
                             --------  --------  --------  --------  -------
Net Asset Value, End of
 Year......................     $9.48     $9.89    $11.74    $11.54   $10.53
                             ========  ========  ========  ========  =======
Total Return(2)............       7.0%     -7.1%     13.0%     21.9%    16.6%++
Net Assets, End of Year
 (000s)....................  $125,568  $145,730  $169,721  $ 65,935  $10,789
Ratios to Average Net
 Assets:
 Expenses..................      1.27%     1.24%     1.24%     1.24%    1.24%+
 Net investment income.....     10.46%     9.58%     8.66%     9.38%   10.58%+
Portfolio Turnover Rate....        65%       66%       79%       85%     109%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and
credits earned on custodian
cash balances, net
investment income per share
and expense ratios would
have been:
 Net investment income per
  share....................     $1.01*    $1.04     $1.04     $1.09    $0.87
 Expense ratio.............      1.29%     1.32%     1.34%     1.50%    1.80%+

                                           Class B Shares
                             -----------------------------------------------
                               1999      1998      1997      1996    1995(1)
                             -----------------------------------------------
Net Asset Value, Beginning
 of Year...................     $9.87    $11.71    $11.53    $10.53   $10.00
                             --------  --------  --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income ....      0.94*     0.97      0.98      1.02     0.85
 Net realized and
  unrealized gain (loss)...     (0.36)    (1.84)     0.37      1.11     0.68
                             --------  --------  --------  --------  -------
Total Income (Loss) From
 Operations................      0.58     (0.87)     1.35      2.13     1.53
                             --------  --------  --------  --------  -------
Less Distributions From:
 Net investment income.....     (0.97)    (0.97)    (0.98)    (1.03)   (0.85)
 Net realized gains........        --        --     (0.19)    (0.10)   (0.15)
                             --------  --------  --------  --------  -------
Total Distributions........     (0.97)    (0.97)    (1.17)    (1.13)   (1.00)
                             --------  --------  --------  --------  -------
Net Asset Value, End of
 Year......................     $9.48     $9.87    $11.71    $11.53   $10.53
                             ========  ========  ========  ========  =======
Total Return(2)............       6.3%     -7.8%     12.2%     21.2%    15.7%++
Net Assets, End of Year
 (000s)....................  $311,832  $327,661  $329,672  $106,797  $10,108
Ratios to Average Net
 Assets:
 Expenses..................      2.02%     1.99%     1.99%     1.99%    1.96%+
 Net investment income.....      9.74%     8.87%     7.90%     8.49%    9.53%+
Portfolio Turnover Rate....        65%       66%       79%       85%     109%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and
credits earned on custodian
cash balances, net
investment income per share
and expense ratios would
have been:
 Net investment income per
  share....................     $0.94*    $0.96     $0.97     $1.01    $0.80
 Expense ratio.............      2.03%     2.07%     2.09%     2.24%    2.51%+

High Yield Bond Fund
------
(1) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 *  Per share amounts have been calculated using average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

High Yield Bond Fund

-------------------------------------------------------------------------------
                                              Class 2 Shares
                                  ------------------------------------------
                                   1999    1998(1)   1997     1996    1995(2)
                                  ------------------------------------------
Net Asset Value, Beginning of
 Year...........................    $9.86   $11.70   $11.52   $10.53  $10.00
                                  -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income .........     0.96*    0.97     0.99     1.02    0.85
 Net realized and unrealized
  gain (loss)...................    (0.35)   (1.84)    0.36     1.10    0.68
                                  -------  -------  -------  -------  ------
Total Income (Loss) From
 Operations.....................     0.61    (0.87)    1.35     2.12    1.53
                                  -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..........    (0.97)   (0.97)   (0.98)   (1.03)  (0.85)
 Net realized gains.............       --       --    (0.19)   (0.10)  (0.15)
                                  -------  -------  -------  -------  ------
Total Distributions.............    (0.97)   (0.97)   (1.17)   (1.13)  (1.00)
                                  -------  -------  -------  -------  ------
Net Asset Value, End of Year....    $9.50    $9.86   $11.70   $11.52  $10.53
                                  =======  =======  =======  =======  ======
Total Return(3).................      6.6%    -7.8%    12.2%    21.1%   15.8%++
Net Assets, End of Year (000s)..  $84,527  $86,596  $76,042  $13,773  $1,274
Ratios to Average Net Assets:
 Expenses.......................     1.79%    1.99%    1.99%    1.99%   1.98%+
 Net investment income..........     9.95%    8.89%    7.87%    8.43%   9.61%+
Portfolio Turnover Rate.........       65%      66%      79%      85%    109%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share.........................    $0.96*   $0.96    $0.98    $1.01   $0.80
 Expense ratio..................     1.81%    2.07%    2.08%    2.24%   2.54%+

                                              Class O Shares
                                  ------------------------------------------
                                   1999     1998     1997     1996    1995(2)
                                  ------------------------------------------
Net Asset Value, Beginning of
 Year...........................    $9.89   $11.75   $11.53   $10.54  $10.00
                                  -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income .........     1.04*    1.09     1.08     1.16    0.95
 Net realized and unrealized
  gain (loss)...................    (0.36)   (1.86)    0.40     1.05    0.67
                                  -------  -------  -------  -------  ------
Total Income (Loss) From
 Operations.....................     0.68    (0.77)    1.48     2.21    1.62
                                  -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..........    (1.09)   (1.09)   (1.07)   (1.12)  (0.93)
 Net realized gains.............       --       --    (0.19)   (0.10)  (0.15)
                                  -------  -------  -------  -------  ------
Total Distributions.............    (1.09)   (1.09)   (1.26)   (1.22)  (1.08)
                                  -------  -------  -------  -------  ------
Net Asset Value, End of Year....    $9.48    $9.89   $11.75   $11.53  $10.54
                                  =======  =======  =======  =======  ======
Total Return(3).................      7.3%    -6.9%    13.4%    22.0%   16.8%++
Net Assets, End of Year (000s)..  $13,537  $ 8,936  $ 2,386  $   393  $7,854
Ratios to Average Net Assets:
 Expenses.......................     1.02%    1.01%    0.99%    0.99%   1.00%+
 Net investment income..........    10.76%   10.85%    8.93%   10.64%  10.59%+
Portfolio Turnover Rate.........       65%      66%      79%      85%    109%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share.........................    $1.04*   $1.08    $1.07    $1.13   $0.90
 Expense ratio..................     1.03%    1.09%    1.09%    1.24%   1.55%+

High Yield Bond Fund
------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Strategic Bond Fund

-------------------------------------------------------------------------------
                                              Class A Shares
                                  ------------------------------------------
                                   1999     1998     1997     1996    1995(1)
                                  ------------------------------------------
Net Asset Value, Beginning of
 Year...........................   $10.19   $10.94   $10.83   $10.53  $10.00
                                  -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income..........     0.88*    0.76     0.76*    0.87*   0.84
 Net realized and unrealized
  gain (loss)...................    (0.41)   (0.65)    0.41     0.55    0.78
                                  -------  -------  -------  -------  ------
Total Income (Loss) From
 Operations.....................     0.47     0.11     1.17     1.42    1.62
                                  -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..........    (0.85)   (0.85)   (0.89)   (0.94)  (0.85)
 In excess of net investment
  income........................       --       --       --    (0.01)     --
 Net realized gains.............       --    (0.01)   (0.17)   (0.17)  (0.24)
                                  -------  -------  -------  -------  ------
Total Distributions.............    (0.85)   (0.86)   (1.06)   (1.12)  (1.09)
                                  -------  -------  -------  -------  ------
Net Asset Value, End of Year....    $9.81   $10.19   $10.94   $10.83  $10.53
                                  =======  =======  =======  =======  ======
Total Return(2).................      5.0%     1.1%    11.2%    14.1%   16.8%++
Net Assets, End of Year (000s)..  $18,571  $21,995  $17,150   $8,345    $513
Ratios to Average Net Assets:
 Expenses.......................     1.24%    1.24%    1.24%    1.24%   1.23%+
 Net investment income..........     8.94%    7.11%    6.99%    8.09%   9.51%+
Portfolio Turnover Rate.........      114%     109%     184%     122%    161%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share.........................    $0.86*   $0.74    $0.73*   $0.79*  $0.76
 Expense ratio..................     1.44%    3.79%    3.81%    5.50%   2.11%+

                                              Class B Shares
                                  ------------------------------------------
                                   1999     1998     1997     1996    1995(1)
                                  ------------------------------------------
Net Asset Value, Beginning of
 Year...........................   $10.18   $10.93   $10.82   $10.53  $10.00
                                  -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income..........     0.81*    0.69     0.67*    0.79*   0.76
 Net realized and unrealized
  gain (loss)...................    (0.41)   (0.66)    0.41     0.53    0.79
                                  -------  -------  -------  -------  ------
Total Income (Loss) From
 Operations.....................     0.40     0.03     1.08     1.32    1.55
                                  -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..........    (0.77)   (0.77)   (0.80)   (0.85)  (0.78)
 In excess of net investment
  income........................       --       --       --    (0.01)     --
 Net realized gains.............       --    (0.01)   (0.17)   (0.17)  (0.24)
                                  -------  -------  -------  -------  ------
Total Distributions.............    (0.77)   (0.78)   (0.97)   (1.03)  (1.02)
                                  -------  -------  -------  -------  ------
Net Asset Value, End of Year....    $9.81   $10.18   $10.93   $10.82  $10.53
                                  =======  =======  =======  =======  ======
Total Return(2).................      4.2%     0.3%    10.4%    13.0%   16.1%++
Net Assets, End of Year (000s)..  $69,289  $67,928  $47,921  $14,291  $1,879
Ratios to Average Net Assets:
 Expenses.......................     1.99%    1.99%    1.99%    1.98%   1.97%+
 Net investment income..........     8.20%    6.37%    6.12%    7.34%   8.75%+
Portfolio Turnover Rate.........      114%     109%     184%     122%    161%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share.........................    $0.79*   $0.67    $0.64*   $0.71*  $0.69
 Expense ratio..................     2.19%    2.18%    2.28%    2.73%   2.85%+

Strategic Bond Fund
------
(1) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Strategic Bond Fund

-------------------------------------------------------------------------------
                                               Class 2 Shares
                                   -----------------------------------------
                                    1999    1998(1)   1997     1996   1995(2)
                                   -----------------------------------------
Net Asset Value, Beginning of
 Year............................   $10.18   $10.94   $10.82  $10.53  $10.00
                                   -------  -------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income...........     0.83*    0.69     0.66*   0.78*   0.77
 Net realized and unrealized gain
  (loss).........................    (0.40)   (0.67)    0.43    0.54    0.78
                                   -------  -------  -------  ------  ------
Total Income From Operations.....     0.43     0.02     1.09    1.32    1.55
                                   -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income...........    (0.77)   (0.77)   (0.80)  (0.85)  (0.78)
 In excess of net investment
  income.........................       --       --       --   (0.01)     --
 Net realized gains..............       --    (0.01)   (0.17)  (0.17)  (0.24)
                                   -------  -------  -------  ------  ------
Total Distributions..............    (0.77)   (0.78)   (0.97)  (1.03)  (1.02)
                                   -------  -------  -------  ------  ------
Net Asset Value, End of Year.....    $9.84   $10.18   $10.94  $10.82  $10.53
                                   =======  =======  =======  ======  ======
Total Return(3)..................      4.5%     0.2%    10.5%   13.1%   16.1%++
Net Assets, End of Year (000s)...  $22,857  $27,327  $20,220  $4,575    $411
Ratios to Average Net Assets:
 Expenses........................     1.76%    1.99%    1.99%   1.98%   1.99%+
 Net investment income...........     8.43%    6.37%    6.09%   7.26%   8.77%+
Portfolio Turnover Rate..........      114%     109%     184%    122%    161%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per
  share..........................    $0.81*   $0.67    $0.63*  $0.70*  $0.70
 Expense ratio...................     1.96%    2.18%    2.28%   2.72%   2.87%+

                                               Class O Shares
                                   -----------------------------------------
                                    1999     1998     1997     1996   1995(2)
                                   -----------------------------------------
Net Asset Value, Beginning of
 Year............................   $10.18   $10.93   $10.82  $10.53  $10.00
                                   -------  -------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income...........     0.91*    0.77     0.78*   0.92*   0.87
 Net realized and unrealized gain
  (loss).........................    (0.41)   (0.63)    0.41    0.51    0.77
                                   -------  -------  -------  ------  ------
Total Income From Operations.....     0.50     0.14     1.19    1.43    1.64
                                   -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income...........    (0.88)   (0.88)   (0.91)  (0.96)  (0.87)
 In excess of net investment
  income.........................       --       --       --   (0.01)     --
 Net realized gains..............       --    (0.01)   (0.17)  (0.17)  (0.24)
                                   -------  -------  -------  ------  ------
Total Distributions..............    (0.88)   (0.89)   (1.08)  (1.14)  (1.11)
                                   -------  -------  -------  ------  ------
Net Asset Value, End of Year.....    $9.80   $10.18   $10.93  $10.82  $10.53
                                   =======  =======  =======  ======  ======
Total Return(3)..................      5.3%     1.3%    11.5%   14.2%   17.0%++
Net Assets, End of Year (000s)...     $594     $498     $649  $3,817  $9,763
Ratios to Average Net Assets:
 Expenses........................     0.99%    0.99%    0.96%   1.00%   0.99%+
 Net investment income...........     9.30%    7.37%    7.22%   8.65%   9.74%+
Portfolio Turnover Rate..........      114%     109%     184%    122%    161%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per
  share..........................    $0.89*   $0.75    $0.75*  $0.84*  $0.79
 Expense ratio...................     1.19%    1.18%    1.25%   1.74%   1.87%+

Strategic Bond Fund
--------------------------------------------------------------------------------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

National Intermediate Municipal Fund

-------------------------------------------------------------------------------
                                                Class A Shares
                                      --------------------------------------
                                       1999    1998    1997    1996   1995(1)
                                      --------------------------------------
Net Asset Value, Beginning of Year..  $10.61  $10.62  $10.35  $10.43  $10.00
                                      ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..............    0.48*   0.47    0.48    0.48    0.40
 Net realized and unrealized gain
  (loss)............................   (0.46)     --    0.28   (0.06)   0.46
                                      ------  ------  ------  ------  ------
Total Income From Operations........    0.02    0.47    0.76    0.42    0.86
                                      ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income..............   (0.48)  (0.48)  (0.48)  (0.48)  (0.40)
 Net realized gains.................      --      --   (0.01)  (0.02)  (0.03)
                                      ------  ------  ------  ------  ------
Total Distributions.................   (0.48)  (0.48)  (0.49)  (0.50)  (0.43)
                                      ------  ------  ------  ------  ------
Net Asset Value, End of Year........  $10.15  $10.61  $10.62  $10.35  $10.43
                                      ======  ======  ======  ======  ======
Total Return(2).....................     0.2%    4.5%    7.5%    4.2%    8.7%++
Net Assets, End of Year (000s)......  $4,460  $2,545  $1,063    $696    $569
Ratios to Average Net Assets:
 Expenses...........................    0.63%   0.75%   0.75%   0.75%   0.75%+
 Net investment income..............    4.44%   4.28%   4.53%   4.62%   4.63%+
Portfolio Turnover Rate ............       4%      8%      1%     19%     29%
Before applicable waiver of
management fee, expenses absorbed by
SBAM and credits earned on custodian
cash balances, net investment income
per share and expense ratios would
have been:
 Net investment income per share ...   $0.33*  $0.37   $0.36   $0.35   $0.32
 Expense ratio......................    2.06%   1.67%   1.82%   2.02%   1.71%+

National Intermediate Municipal Fund
-------------------------------------------------------------------------------

                                                Class B Shares
                                      --------------------------------------
                                       1999    1998    1997    1996   1995(1)
                                      --------------------------------------
Net Asset Value, Beginning of Year..  $10.57  $10.59  $10.33  $10.42  $10.00
                                      ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..............    0.38*   0.39    0.40    0.40    0.34
 Net realized and unrealized gain
  (loss)............................   (0.43)     --    0.28   (0.06)   0.45
                                      ------  ------  ------  ------  ------
Total Income (Loss) From
 Operations.........................   (0.05)   0.39    0.68    0.34    0.79
                                      ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income..............   (0.41)  (0.41)  (0.40)  (0.41)  (0.34)
 In excess of net investment
  income............................      --      --   (0.01)     --      --
 Net realized gains.................      --      --   (0.01)  (0.02)  (0.03)
                                      ------  ------  ------  ------  ------
Total Distributions.................   (0.41)  (0.41)  (0.42)  (0.43)  (0.37)
                                      ------  ------  ------  ------  ------
Net Asset Value, End of Year........  $10.11  $10.57  $10.59  $10.33  $10.42
                                      ======  ======  ======  ======  ======
Total Return(2).....................   (0.5)%    3.7%    6.7%    3.4%    8.0%++
Net Assets, End of Year (000s)......  $4,087  $2,763  $1,295    $702    $432
Ratios to Average Net Assets:
 Expenses...........................    1.35%   1.50%   1.50%   1.50%   1.50%+
 Net investment income..............    3.70%   3.54%   3.75%   3.88%   3.85%+
Portfolio Turnover Rate.............       4%      8%      1%     19%     29%
Before applicable waiver of
management fee, expenses absorbed by
SBAM and credits earned on custodian
cash balances, net investment income
per share and expense ratios would
have been:
 Net investment income per share....   $0.23*  $0.29   $0.28   $0.27   $0.25
 Expense ratio......................    2.78%   2.42%   2.57%   2.77%   2.45%+

------
(1) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

National Intermediate Municipal Fund

-------------------------------------------------------------------------------
                                              Class 2 Shares
                                   -----------------------------------------
                                    1999    1998(1)   1997     1996   1995(2)
                                   -----------------------------------------
Net Asset Value, Beginning of
 Year............................  $10.57   $10.59   $ 10.33  $10.42  $10.00
                                   ------   ------   -------  ------  ------
Income (Loss) From Operations:
 Net investment income...........    0.41*    0.39      0.40    0.40    0.34
 Net realized and unrealized gain
  (loss).........................   (0.44)      --      0.28   (0.06)   0.45
                                   ------   ------   -------  ------  ------
Total Income (Loss) From
 Operations......................   (0.03)    0.39      0.68    0.34    0.79
                                   ------   ------   -------  ------  ------
Less Distributions From:
 Net investment income...........   (0.41)   (0.41)    (0.40)  (0.41)  (0.34)
 In excess of net investment
  income.........................      --       --     (0.01)     --      --
 Net realized gains..............      --       --     (0.01)  (0.02)  (0.03)
                                   ------   ------   -------  ------  ------
Total Distributions..............   (0.41)   (0.41)    (0.42)  (0.43)  (0.37)
                                   ------   ------   -------  ------  ------
Net Asset Value, End of Year.....  $10.13   $10.57   $ 10.59  $10.33  $10.42
                                   ======   ======   =======  ======  ======
Total Return(3)..................    (0.3)%    3.7%      6.7%    3.4%    8.0%++
Net Assets, End of Year (000s)...  $2,183   $2,291      $514    $468    $271
Ratios to Average Net Assets:
 Expenses........................    1.16%    1.50%     1.50%   1.50%   1.50%+
 Net investment income...........    3.91%    3.51%     3.81%   3.88%   3.85%+
Portfolio Turnover Rate..........       4%       8%        1%     19%     29%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per
  share..........................  $0.26*    $0.29     $0.28   $0.27   $0.25
 Expense ratio...................    2.60%    2.42%     2.57%   2.77%   2.46%+

-------------------------------------------------------------------------------

                                              Class O Shares
                                   -----------------------------------------
                                    1999     1998     1997     1996   1995(2)
                                   -----------------------------------------
Net Asset Value, Beginning of
 Year............................  $10.60   $10.61   $ 10.34  $10.43  $10.00
                                   ------   ------   -------  ------  ------
Income (Loss) From Operations:
 Net investment income...........    0.49*    0.48      0.50    0.50    0.42
 Net realized and unrealized gain
  (loss).........................   (0.44)    0.01      0.28   (0.07)   0.46
                                   ------   ------   -------  ------  ------
Total Income From Operations.....    0.05     0.49      0.78    0.43    0.88
                                   ------   ------   -------  ------  ------
Less Distributions From:
 Net investment income...........   (0.50)   (0.50)    (0.50)  (0.50)  (0.42)
 Net realized gains..............      --       --     (0.01)  (0.02)  (0.03)
                                   ------   ------   -------  ------  ------
Total Distributions..............   (0.50)   (0.50)    (0.51)  (0.52)  (0.45)
                                   ------   ------   -------  ------  ------
Net Asset Value, End of Year.....  $10.15   $10.60   $ 10.61  $10.34  $10.43
                                   ======   ======   =======  ======  ======
Total Return(3)..................     0.5%     4.8%      7.8%    4.3%    9.0%++
Net Assets, End of Year (000s)...  $2,544   $8,211   $11,286  $9,786  $9,675
Ratios to Average Net Assets:
 Expenses........................    0.41%    0.50%     0.50%   0.50%   0.50%+
 Net investment income...........    4.75%    4.58%     4.79%   4.88%   4.86%+
Portfolio Turnover Rate..........       4%       8%        1%     19%     29%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per
  share..........................  $0.34*    $0.38     $0.39   $0.37   $0.34
 Expense ratio...................    1.86%    1.42%     1.57%   1.77%   1.46%+

National Intermediate Municipal Fund
------
(1) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

U.S. Government Income Fund

------------------------------------------------------------------------------
                                              Class A Shares
                                   ----------------------------------------
                                     1999     1998    1997    1996  1995(1)
                                   ----------------------------------------
Net Asset Value, Beginning of
 Year.............................  $10.28   $10.20  $10.07  $10.32  $10.00
                                   -------  -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income............    0.54*    0.55    0.58    0.54    0.49
 Net realized and unrealized gain
  (loss)..........................   (0.39)    0.21    0.19   (0.19)   0.43
                                   -------  -------  ------  ------  ------
Total Income From Operations......    0.15     0.76    0.77    0.35    0.92
                                   -------  -------  ------  ------  ------
Less Distributions From:
 Net investment income............   (0.59)   (0.57)  (0.54)  (0.54)  (0.49)
 In excess of net investment
  income..........................      --    (0.11)  (0.10)  (0.06)  (0.10)
 Net realized gains...............      --       --      --      --   (0.01)
                                   -------  -------  ------  ------  ------
Total Distributions...............   (0.59)   (0.68)  (0.64)  (0.60)  (0.60)
                                   -------  -------  ------  ------  ------
Net Asset Value, End of Year......  $ 9.84   $10.28  $10.20  $10.07  $10.32
                                   =======  =======  ======  ======  ======
Total Return(2)...................     1.5%     7.6%    7.9%    3.6%    9.5%++
Net Assets, End of Year (000s)....  $5,771   $6,744  $1,320  $1,188    $278
Ratios to Average Net Assets:
 Expenses.........................    0.85%    0.85%   0.85%   0.84%   0.85%+
 Net investment income............    5.34%    4.98%   5.77%   5.22%   5.67%+
Portfolio Turnover Rate...........      96%     173%    261%    365%    230%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share..   $0.45*   $0.47   $0.47   $0.38   $0.40
 Expense ratio....................    1.67%    1.63%   2.02%   2.21%   1.90%+

U.S. Government Income Fund

                                              Class B Shares
                                   ----------------------------------------
                                    1999     1998     1997    1996   1995(1)
                                   ----------------------------------------
Net Asset Value, Beginning of
 Year............................. $ 10.29  $ 10.20  $10.06  $10.32  $10.00
                                   -------  -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income............    0.49*    0.48    0.51    0.46    0.43
 Net realized and unrealized gain
  (loss)..........................   (0.42)    0.21    0.19   (0.20)   0.43
                                   -------  -------  ------  ------  ------
Total Income From Operations......    0.07     0.69    0.70    0.26    0.86
                                   -------  -------  ------  ------  ------
Less Distributions From:
 Net investment income............   (0.51)   (0.49)  (0.46)  (0.46)  (0.43)
 In excess of net investment
  income..........................      --    (0.11)  (0.10)  (0.06)  (0.10)
 Net realized gains...............      --       --      --      --   (0.01)
                                   -------  -------  ------  ------  ------
Total Distributions...............   (0.51)   (0.60)  (0.56)  (0.52)  (0.54)
                                   -------  -------  ------  ------  ------
Net Asset Value, End of Year...... $  9.85  $ 10.29  $10.20  $10.06  $10.32
                                   =======  =======  ======  ======  ======
Total Return(2)...................     0.7%     6.9%    7.2%    2.7%    8.8%++
Net Assets, End of Year (000s).... $16,109  $15,315  $2,531  $1,266    $572
Ratios to Average Net Assets:
 Expenses.........................    1.60%    1.60%   1.60%   1.59%   1.60%+
 Net investment income............    4.85%    4.20%   4.96%   4.51%   4.85%+
Portfolio Turnover Rate...........      96%     173%    261%    365%    230%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share..   $0.40*   $0.39   $0.39   $0.30   $0.34
 Expense ratio....................    2.42%    2.39%   2.77%   2.96%   2.64%+

------
(1) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

U.S. Government Income Fund

------------------------------------------------------------------------------
                                               Class 2 Shares
                                    ---------------------------------------
                                     1999   1998(1)   1997    1996   1995(2)
                                    ---------------------------------------
Net Asset Value, Beginning of
 Year.............................. $10.28  $10.19   $10.05  $10.32  $10.00
                                    ------  ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income.............   0.49*   0.48     0.51    0.46    0.43
 Net realized and unrealized gain
  (loss)...........................  (0.40)   0.21     0.19   (0.21)   0.43
                                    ------  ------   ------  ------  ------
Total Income From Operations.......   0.09    0.69     0.70    0.25    0.86
                                    ------  ------   ------  ------  ------
Less Distributions From:
 Net investment income.............  (0.51)  (0.49)   (0.46)  (0.46)  (0.43)
 In excess of net investment
  income...........................     --   (0.11)   (0.10)  (0.06)  (0.10)
 Net realized gains................     --      --       --      --   (0.01)
                                    ------  ------   ------  ------  ------
Total Distributions................  (0.51)  (0.60)   (0.56)  (0.52)  (0.54)
                                    ------  ------   ------  ------  ------
Net Asset Value, End of Year....... $ 9.86  $10.28   $10.19  $10.05  $10.32
                                    ======  ======   ======  ======  ======
Total Return(3)....................    0.9%    6.9%     7.0%    2.7%    8.8%++
Net Assets, End of Year (000s)..... $5,351  $4,715     $751    $422    $273
Ratios to Average Net Assets:
 Expenses..........................   1.37%   1.60%    1.59%   1.60%   1.60%+
 Net investment income.............   4.91%   4.25%    4.94%   4.51%   4.92%+
Portfolio Turnover Rate............     96%    173%     261%    365%    230%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share...  $0.40*  $0.39    $0.39   $0.31   $0.34
 Expense ratio.....................   2.20%   2.39%    2.76%   2.97%   2.64%+

U.S. Government Income Fund

                                               Class O Shares
                                    ---------------------------------------
                                     1999    1998     1997    1996   1995(2)
                                    ---------------------------------------
Net Asset Value, Beginning of
 Year.............................. $10.29  $10.19   $10.06  $10.32  $10.00
                                    ------  ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income.............   0.57*   0.57*    0.61    0.56    0.52
 Net realized and unrealized gain
  (loss)...........................  (0.40)   0.23     0.18   (0.20)   0.42
                                    ------  ------   ------  ------  ------
Total Income From Operations.......   0.17    0.80     0.79    0.36    0.94
                                    ------  ------   ------  ------  ------
Less Distributions From:
 Net investment income.............  (0.61)  (0.59)   (0.56)  (0.56)  (0.52)
 In excess of net investment
  income...........................     --   (0.11)   (0.10)  (0.06)  (0.10)
 Net realized gains................     --      --       --      --      --
                                    ------  ------   ------  ------  ------
Total Distributions................  (0.61)  (0.70)   (0.66)  (0.62)  (0.62)
                                    ------  ------   ------  ------  ------
Net Asset Value, End of Year....... $ 9.85  $10.29   $10.19  $10.06  $10.32
                                    ======  ======   ======  ======  ======
Total Return(3)....................    1.8%    8.1%     8.1%    3.7%    9.7%++
Net Assets, End of Year (000s)..... $3,294  $3,330   $9,553  $9,375  $9,552
Ratios to Average Net Assets:
 Expenses..........................   0.60%   0.60%    0.60%   0.60%   0.60%+
 Net investment income.............   5.65%   5.52%    6.01%   5.53%   5.92%+
Portfolio Turnover Rate............     96%    173%     261%    365%    230%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share...  $0.48*  $0.44*   $0.49   $0.41   $0.42
 Expense ratio.....................   1.42%   1.38%    1.77%   1.97%   1.64%+

------
(1) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Report of Independent Accountants
To the Board of Directors and Shareholders of Salomon Brothers National Intermediate Municipal Fund
Salomon Brothers U.S. Government Income Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows (for Salomon Brothers U.S. Government Income Fund and Salomon Brothers Strategic Bond Fund) and the financial high-lights present fairly, in all material respects, the financial position of Sal-omon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Gov-ernment Income Fund, Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond Fund (four of the portfolios constituting Salomon Brothers Se-ries Funds Inc, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations and the cash flows (for Salomon Brothers U.S. Government Income Fund and Salomon Brothers Strategic Bond Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 22, 1995 (com-mencement of operations) through December 31, 1995, in conformity with account-ing principles generally accepted in the United States. These financial state-ments and financial highlights (hereafter referred to as "financial state-ments") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements, assessing the accounting principles used and significant esti-mates made by management, and evaluating the overall financial statement pre-sentation. We believe that our audits, which included confirmation of securi-ties at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2000

Tax Information
(unaudited)
For Federal tax purposes the Fund hereby designates for fiscal year ended De-cember 31, 1999:

  Percentages of dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes:

     National Intermediate Municipal Fund............................... 100.00%

Percentages of ordinary income dividends paid from net investment income de-rived from federal obligations which may be exempt from taxation at the state level:

     Strategic Bond Fund.................................................  1.46%
     U.S. Government Income Fund......................................... 18.06%

Salomon Brothers Investment Series

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048
CUSTODIANS
      PNC Bank, National Association
      200 Stevens Drive
      Suite 440
      Lester, Pennsylvania 19113

      Chase Manhattan Bank, N.A.
      4 Chase Metro Tech Center
      18th Floor
      Brooklyn, New York 11245
DIVIDEND DISBURSING AND TRANSFER AGENT
      PF PC Global Fund Services
      53 State Street
      Boston, Massachusetts 02109-2873
LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
      Consultant, Colman Consulting
DANIEL P. CRONIN
      Vice President-General Counsel,
      Pfizer International Inc.
HEATH B. MCLENDON
      Chairman and President, Managing Director,
      Salomon Smith Barney Inc.; President and Director,
      SSB Citi Fund Management LLC
      Investment Adviser, Inc.

Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President
      and Treasurer
ROBERT E. AMODEO
      Executive Vice President
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
ROGER LAVAN
      Executive Vice President
ROSS S. MARGOLIES
      Executive Vice President
MAUREEN O'CALLAGHAN
      Executive Vice President
DAVID J. SCOTT
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
GEORGE J. WILLIAMSON
      Executive Vice President
THOMAS A. CROAK
      Vice President
NANCY A. NOYES
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

                  [LOGO OF SALOMON BROTHERS ASSET MANAGEMENT]

               SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

ANNUAL REPORT
December 31, 1999

                                                                         [PHOTO]

                                                                         [PHOTO]
SALOMON BROTHERS
---------------------                                                    [PHOTO]
ASSET MANAGEMENT
                                               [_] ASIA GROWTH FUND

                                               [_] INTERNATIONAL EQUITY FUND

                                               [_] SMALL CAP GROWTH FUND
SALOMON BROTHERS
---------------------------------------------  [_] LARGE CAP GROWTH FUND

                                               [_] CAPITAL FUND

                                               [_] INVESTORS VALUE FUND

                                               [_] BALANCED FUND

For almost a century, Salmon Brothers has provided serious investors with advice and resources help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and unparalleled expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES TO YOUR FINANCIAL FUTURE

RICH TRADITION
Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

Table of Contents

A MESSAGE FROM THE CHAIRMAN ..........................................     2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND ...................................................     7

  INTERNATIONAL EQUITY FUND ..........................................    14

  SMALL CAP GROWTH FUND ..............................................    17

  LARGE CAP GROWTH FUND ..............................................    22

  CAPITAL FUND .......................................................    26

  INVESTORS VALUE FUND ...............................................    32

  BALANCED FUND ......................................................    38

SCHEDULES OF INVESTMENTS .............................................    43

STATEMENTS OF ASSETS AND LIABILITIES .................................    68

STATEMENTS OF OPERATIONS .............................................    70

STATEMENTS OF CHANGES IN NET ASSETS ..................................    72

NOTES TO FINANCIAL STATEMENTS ........................................    75

FINANCIAL HIGHLIGHTS .................................................    89

REPORT OF INDEPENDENT ACCOUNTANTS ....................................   100

TAX INFORMATION ......................................................   101

DIRECTORS AND OFFICERS OF
  SALOMON BROTHERS INVESTMENT SERIES .................................   IBC

[PICTURE]
Heath B. McLendon
Chairman

SALOMON BROTHERS INVESTMENT SERIES

A Message From the Chairman

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Large Cap Growth Fund, Capital Fund, Investors Value Fund and Balanced Fund ("Funds") for the year ended December 31, 1999. Interviews with the various Fund managers appear after each market commentary. We hope you find this report useful and informative.

Below is a chart showing each Fund's Class A shares return for the year ended December 31, 1999 with and without sales charges.

THE PERFORMANCE OF THE FUNDS1

Class A Shares Total Return for the Year Ended December 31, 1999:

                                                WITHOUT              WITH
                                            SALES CHARGES2     SALES CHARGES3
                                            --------------     --------------
Asia Growth Fund                                   94.92%          83.62%
International Equity Fund
 (since inception 10/25/99)                        24.90           17.72
Small Cap Growth Fund                              57.52           48.43
Large Cap Growth Fund
 (since inception 10/25/99)                        11.80            5.37
Capital Fund                                       23.11           16.03
Investors Value Fund                               11.47            5.08
Balanced Fund                                       3.21           (2.72)

----------
1 Please note that the returns for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Large Cap Growth Fund and Balanced Fund include the effects of fee waivers. Had these fee waiver policies not been in effect, the returns for these Funds would have been lower. It is Salomon Brothers Asset Management's intention to continue this policy. However, there can be no assurance that these fee waivers will remain in effect.

2 These total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares.

3 These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares of 5.75%.

Both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Funds and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, risks, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.

MARKET COMMENTARY

Many of the world's financial markets fell a year ago, following Russia's unexpected debt defaults, a major hedge fund crisis and a currency devaluation in Brazil. Meanwhile, economic upheavals in Asia were also causing serious international repercussions. Yet, by the end of the period, many global stock and bond markets experienced a dramatic reversal of fortune.

Recently released economic data from the U.S. Commerce Department provided the first concrete evidence that the U.S. economy may have been structurally transformed in an extremely positive way during the period. In fact, recent data suggests to us that the economy has actually been growing stronger than had been previously thought. The term "new economic era" may explain to a large extent the changes in stock market valuations that have occurred over the past several years. While short-term market fluctuations may be expected as a result of future Federal Reserve Board ("Fed") monetary policy decisions, we are guardedly optimistic about our economic future.

In other parts of the world, growth picked up in Europe and Asia, where a great deal of corporate restructuring is taking place. Europe's new economy has contributed to the consolidation of businesses and the creation of even stronger and more competitive European companies. We continue to see the amazing resilience of the economies of Southeast Asia, as the region returns to economic stability and growth -- albeit at a slower, yet more sustainable, rate.

The globalization of financial markets has also continued as the New York Stock Exchange and NASDAQ add more foreign stocks for trading. Investors today have more investment options than ever before as trading hours expand, allowing for broader investor participation and pursuit of investment opportunities.

In addition, the combination of stronger economic growth abroad and the potential for double-digit earnings gains in overseas stock markets make a compelling case for buying international stocks today. During the past two years in particular the United States has been the driver for global market growth, reaping the benefits of a robust economy, low interest rates and benign inflation. Today, other regions in the world are poised to benefit from similarly positive economic conditions. Indeed, despite still-anemic conditions in Japan, other countries in Asia, Europe and Latin America are taking up the mantle, employing preemptive monetary policies and keeping inflation for the most part well contained.

The fundamentals that typically drive the stock markets are changes in interest rates and changes in earnings. Given that global interest rates are likely to trend slightly higher during the coming year -- or at best might move sideways -- stock markets are not likely to receive any meaningful boost from positive moves in interest rates. We believe that in the face of accelerating economic growth rates around the world, low inflation and U.S. dollar weakness, this valuation gap is likely to narrow, with international stocks possibly doing better than their U.S. counterparts in the coming year.

We have become increasingly selective within the technology sector. We believe that the recent surge in this sector has been driven more by momentum than by fundamentals. With a stronger global economy, demand for technology should remain robust, but we are emphasizing better-quality companies with clear earnings visibility, reasonably priced companies and special situations.

SALOMON BROTHERS ASSET MANAGEMENT UPDATE

We at Salomon Brothers Asset Management are pleased to announce the launch of two new mutual funds during the period. Effective October 25, 1999, the International Equity Fund and Large Cap Growth Fund were introduced into the Salomon Brothers Investment Series Family. We believe that both of these new products bring outstanding investment opportunities to today's discriminating investors and round out our menu of offerings.

Also, two Funds in the Salomon Brothers Investment Series changed their names during the reporting period. The Salomon Brothers Total Return Fund was renamed the Salomon Brothers Balanced Fund and the Salomon Brothers Investors Fund was renamed the Salomon Brothers Investors Value Fund. Effective September 1, 1999, the Board of Directors approved changing the names to more clearly identify the Funds' specified objectives. Please note that these name changes in no way reflect a shift in either objective or strategy. The name changes were made to make it easier for investors to understand each Fund's investment style.

Here is a brief list of some other noteworthy events that took place at Salomon Brothers Asset Management the past year.

    .A Warm Welcome to Phillip Meserve -- Former President of Pilgrim Baxter &
     Associates, Phil Meserve has recently joined Salomon Brothers as Managing Director and Head of Non-Proprietary Distribution. Mr. Meserve is well known in the industry for helping to establish and build a more client-focused financial intermediary network in the early to mid-1990s.

    .A Unique Investment Style -- Looking for a fund that has identified and owned some of the best performing stocks out there? Salomon Brothers Capital Fund taps into a variety of market capitalizations, in search of the best stock opportunities. The Fund's managers are widely recognized for the Fund's unique investment style. Barron's, a leading business weekly, recently profiled the Fund's portfolio managers, Ross Margolies and Robert Donahue, describing them as "true bottom-up investors focusing on individual companies," while Morningstar, Inc. refers to manager Ross Margolies as "one of the smartest fund managers around."4

On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Salomon Brothers Investment Series. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

January 24, 2000

------------
4 Source: Barron's, "Nonconformists," 11/13/99. Source: Morningstar, "The Pick of the Mid-Blend Category," 10/12/99. Past performance is not indicative of future results. The principal value and investment returns will fluctuate, and investors' shares, when redeemed, may be worth more or less than their original cost. Please read each fund's prospectus carefully before you invest or send money.

THE INTERNET AGE: RESHAPING GLOBAL OPPORTUNITIES

The Internet revolution continues to affect a wide range of businesses around the world. The Internet has created numerous new online services and products while altering the business plans of many leading industrial and consumer service companies.

Much of the recent strength in technology- and communications-related stocks has been derived from glowing prospects for the future growth of the Internet. The Internet has driven these sectors to such a degree that if the Internet did not exist, these areas would not be as highly valued. The future potential for weakness in the current narrow leadership of large-cap growth stocks may come through the new Internet.

We think that the power of many Internet stocks has come from their seeming ability to raise almost unlimited capital at a relatively reasonable cost for possibly infinite growth opportunities. Higher interest rates would likely alter the cost of and access to capital and, consequently, produce a setback for Internet stock prices. Such a setback might be thought of as a correction of high valuation rather than as a significant change in the future growth potential of the Internet.

A recent technology conference raised compelling arguments why the technology and communications industries may continue to be great performers in the years ahead. Although near-term challenges persist, we continue to believe that the Internet will remain a powerful driver of stock share prices. The Internet is gaining 2.5 million users per month, and many of these people will become active online consumers. Moreover, Dell, a global computer systems company, estimates that 15% of all U.S. Gross Domestic Product ("GDP") could soon come from Internet electronic commerce. And there are no shortage of companies willing to provide the systems and services necessary to facilitate online transactions.

Yet, if long-term rates move meaningfully higher in 2000, we believe a significant correction of the divergent stock market is likely to occur. The broader market may, in the process of this correction, show some degree of relative strength, because many of these stocks have already been in a two-year bear market.

[PICTURE]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation. The Fund invests at least 65% of total assets in the equity and equity-related securities of Asian companies. Areas considered for investments include, but are not limited to, China, Hong Kong, Indonesia, Korea, Philippines, Singapore, Taiwan, Malaysia, Thailand and the Indian sub-continent. In seeking to achieve its objective, the Fund will allocate its assets among countries and industries believed by the portfolio managers to be most likely to benefit from positive regional economic trends.

THE FUND MANAGERS

Managed by an investment team out of the Hong Kong office.

SALOMON BROTHERS
Asia Growth Fund

PERFORMANCE UPDATE

The Asia Growth Fund's ("Fund") Class A shares without sales charge returned 94.92% for the year ended December 31, 1999. This compares very favorably to the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index's ("MSCI Ex-Japan Index") total return of 61.95% for the same period. (The MSCI Ex-Japan Index consists of the equity total returns for Europe and Southeast Asia.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

Asian markets roared back in 1999 after struggling to find their footing the prior year. With evidence of economic recovery surpassing most estimates, foreign capital returned to the various economies and financial markets in Asia. Along with appreciating currencies and lower interest rates, these strong money flows helped support the cyclical upturn of Asia-Pacific region and boosted their stock markets in the process.

In our view, the Asian market rallies were driven mainly by two factors: liquidity and growth. A significant improvement in liquidity conditions during the year boosted share prices as renewed confidence among local investors led to a shift of money out of savings accounts and into their local stock markets. Foreign investors were not far behind, allocating funds from the U.S. and Europe to the Asia-Pacific region. Along with improved liquidity, growth in the region was also one of the principal drivers of the market. At the beginning of the year, most analysts had forecasted a slowdown in the global economies, but economic indicators continued to surprise on the upside, proving their forecasts to be too pessimistic. All of this led to further upgrades in GDP and corporate earnings estimates. As a result, Asia's markets, which were initially thought to be expensive, became more attractive as earnings revisions were adjusted upwards.

Many other positive developments in Asia also emerged in the past year. Asia offset recent high-profile concerns like the Daewoo debt problem and the saber rattling in China over the Taiwan Straits. Despite the debt problems at Daewoo, which suggested to us that Korea has a long way to go in getting its financial house in order, the country did make significant strides in getting rid of debt and progress in restructuring the chaebols. (Chaebol is an economic system whereby the central government selects a few companies to grow and prosper by granting them preferential treatment.)

As a result, select Korean companies continued to show huge improvements in earnings. In Indonesia, the free, peaceful and credible outcome of elections resulted in easing political tensions. Moreover, the success of the U.S.-China trade relations, which ensures China's entry into the World Trade Organization ("WTO"), also improved investor sentiment and led to buying in northern Asian stocks. Perhaps most important, Japan finally started to show signs of emerging from a decade of economic stagnation.

The Fund's emphasis on stock selection was the main contributor for its strong performance against its benchmark. In particular, the Fund exhibited exceptionally strong performance in the fourth quarter of 1999. (Of course, past performance is not indicative of future results.) This was attributable to factors such as:

    .A major asset allocation call in late September/early October to overweight
     Hong Kong and South Korea markets;

    .The decision to overweight the telecommunication sector in the region;

    .Selective stock picks in Hong Kong, Singapore, South Korea and India.

The accumulation of blue-chip companies such as HSBC Holdings, Hutchison Whampoa Ltd. and SHK Properties in late September as the Hang Seng Index consolidated to a more attractive level, also contributed to Fund performance. Not only was it well timed, it confirmed our view that both Hutchison and HSBC should be core holdings in the Hong Kong portfolio due to their global presence and diversification.

China Telecom remained the largest holding in Hong Kong. The Fund's managers believed and continue to believe that its growth, particularly from acquisitions in new provinces, should prove to be positive over time. The Fund remained overweight in South Korea for most of the year given the benefits from the country's emergence from recession. A widening current account surplus, continued inflow of foreign direct investment and net buying from portfolio investors, resulted in the Korean Stock Market ("KOSPI") being the best performing regional market year-to-date (in local currency terms).

The Fund concentrated on telecommunication shares in Korea, such as SK Telecom and Korea Telecom given their inexpensive valuations versus their regional peers and the competitive brand names of the two. Additionally, the Fund held onto the good quality banks like Shinhan Bank and Housing & Commercial Bank due to their limited exposure to the Daewoo Group of companies. Samsung Electronics was also a significant holding within the Fund toward the second half of 1999, as the managers held onto the positive view of the semiconductor cycle. The Fund was exposed to Daewoo Securities at the beginning of the year, as it was the most inexpensive in the sector. This holding was later sold due to the continuous worries of the Daewoo group's debt situation.

In Singapore, the Fund remained overweighted in banks and contract manufacturers throughout the year. The Fund owned Overseas Union Bank since the fourth quarter of 1998, benefiting from the its cheaper valuation relative to its peers. In addition, given the sector's consolidation trend, the bank was also a possible merger and acquisition target. The Fund also gained with Development Bank of Singapore ("DBS") as it emerged as Singapore's strongest and largest financial institution. DBS Bank's continuous regional expansion plans generated the highest return on equity among its peers.

India was one of the Fund's best performers in 1999. This was mainly attributable to stock selection, particularly in the software sector. Satyam Computers, a software manufacturer, was consistently in the top 10 and the Fund's largest position in India. The latest set of the company's results remained positive and strong export growth prospects are expected to continue. The company also unlocked value through its 60.5% stake in Satyam Infoway, which made its debut on NASDAQ in October. By holding Satyam Infoway, the Fund has gained over 800% since its IPO debut on this position alone.

During most of the year, the Fund took the view of underweighting most Southeast Asian markets including Indonesia, the Philippines and Thailand as well as having an underweight stance in Taiwan. To date, this strategy proved to be prudent as the north Asian counterparts (except Taiwan due to the specific earthquake situation), Korea, Singapore and India outperformed the smaller markets.

MARKET OUTLOOK

U.S. interest rates and U.S. market direction was the region's focus for most of 1999. In 2000 the Fund's investment team believes that there will be a possible de-coupling of Asian markets with the U.S. and a shift of focus to Japan. Signals of a bottom in the Japanese economic slump are particularly encouraging. A recovery in Japan seems to confirm Asia's economic revival. On the trade front, the move away from dependence on the U.S. and Europe toward a more self-sustained trade (intraregionally) dynamic has further positive implications on the sustainability of regional growth. Furthermore, there is some evidence of a return of the Asian consumer suggesting that the domestic engine may contribute to the broadening of growth. As such, the region's macro economic landscape, with Japan as the cornerstone, should continue to support stock markets.

Restructuring, sustainable growth and the ability to create value for company shareholders will remain the Fund's major investment themes going into 2000. Stronger companies emerging from the past downturn through successful restructuring should see the return of pricing power, improved margins and greater profitability. The new technology evolution (including e-commerce and outsourcing) will also be a key Fund emphasis. This will include new ways of doing business through Internet-related activities, especially within the telecommunications industry. Overall, the positive opinion on the region's stock markets remains. With the help of a Japanese recovery and the return of economic growth to the region, Asian financial assets should continue to perform well. (Of course, past performance is not indicative of future results.)

ASIA GROWTH FUND --

Fundamental Analysis and Broad-Based Quantitative Techniques

Salomon Brothers Asia Growth Fund has been focusing on companies based primarily in China, Hong Kong, Indonesia, South Korea, the Philippines, Singapore, Taiwan and Thailand. The Fund's management team believes that the recent changes in the Asian economy provide excellent long-term capital appreciation opportunities. Crystal Chan, a member of the management team, explains how they strive to create a portfolio responsive to the changes taking place throughout Asia.

Q: Although you do not invest in Japan, it seems to influence the performance of the Fund. Please explain how the recent rebound in the Japanese market has affected the Fund and how it may influence the long-term success of the Asia/Pacific region.

The recent rally in Japanese stocks suggests to us that, at the very least, the Japanese economy may have bottomed out. Should this be the case, and there is increasing evidence to support economic recovery, the impact on the region is clearly positive. First, the timing of a recovery of Japan, after a long period of stagnation, could not be better for neighboring economies that are finally recovering from the 1997 crisis and are still highly dependent on exports to the U.S. and Europe. If the U.S. economy moderates as a result of the interest rate increases, a stronger Japan should provide the region with a support to exports that may have otherwise slowed.

Recent data suggests that intraregional trade among Asian countries has picked up substantially. Japan is the largest regional trading partner for most Asian countries and any economic revival in Japan will have positive repercussions on the region. In addition, the Japanese stock market rally should have a positive impact on investor sentiment, particularly Japanese investor sentiment. Outside observers have long lamented the inertia among Japanese consumers and have argued that it will take a pickup in domestic demand to get the Japanese economy on the path to sustained recovery. The renewed confidence resulting from the material increase in stock prices may be just the boost that will get local Japanese consumers to spend more.

Q: How will the recent trade agreement between the U.S. and China impact the Asia/Pacific region?

The true significance of the U.S.-China trade agreement lies mostly in the fact that China may finally be part of the WTO and as such should enjoy increased trade flows to and from countries within the organization. China has long struggled to get on an even trade playing field with the rest of the developed countries and having this status calls for increased transparency and more stringent rules which should benefit China's external trade balances. Furthermore, having a financial infrastructure that the rest of the world is comfortable with should also coax foreign direct investors ("FDIs") back into the country. Lastly, increased trade and increased FDI flows should be a support in what has been a faltering economy and as such, reduce the risk of local currency devaluation. With the specter of a devalued yuan (China's currency), the region and its markets have a better chance at continued economic recovery.

Q: The Asia Growth Fund's investment team monitors overall risk by evaluating how the Fund responds to changes in economic conditions, and emphasizes individual security risk through careful scrutiny of each company's management and financials. Please describe your stock selection process.

The stock selection process of the Salomon Brothers Asset Management team in Asian stocks combines both fundamental analysis with broad-based quantitative techniques within a risk management framework. The process begins with a systematic screening processes that seeks undervalued companies on a pan-regional basis. Companies are screened by market capitalization, management quality, transparency, earnings/dividend history over a full business cycle and their respective competitive positions.

Evaluation of input from regular meetings with the management of over 100 companies annually forms the basis of our fundamental analysis. Cash flow dynamics (i.e., emphasis on cash flow return on investment) is of particular importance in our fundamental analysis process. Lastly, valuations of companies the Fund may potentially invest in are tested by their price-to-earnings (P/E) ratio (the price of a stock divided by its earnings per share), price-to-book (P/B) ratio (the price of a stock divided by the net asset value of a company's securities), yield (return on an investor's capital investment), price-to-cash flow (P/CF) ratio, P/E-to-growth ratio, etc. Quantitative analysis includes the timing of buying and selling a security by identifying their overbought/oversold signals, the scoring of companies according to their earnings/price momentums as well as focusing on risk management to help minimize volatility. A portfolio is then built, supplemented by systematic portfolio monitoring with a strict quantitative overlay.

Q: The past few years have been a difficult time for many international money managers because of higher global market volatility. How do you manage money in these kinds of challenging markets?

Discipline and risk controls are very important to us in managing money during volatile times. The Asia Growth Fund maintained its focus on stock selection by owning securities we believed were attractive on a pan-regional and sector basis. This involves a bottom-up approach within the nonbench-mark stocks. We conducted continuous visits with management for corporate updates and earnings expectations. Stocks were also closely monitored for price movements affecting our valuation targets. A risk management discipline is also implemented for rapid price movements, especially during volatile times.

Q: How will the changing role of Asia in the global economy influence your investment decisions in the Fund?

The Asian financial crisis of 1997 and its subsequent spread to other parts of the world only served to highlight Asia's increasing impact on the global economy. More recently, evidence that global economies have become more inextricably linked to Asian markets has been underscored by the listing of Asian technology stocks on NASDAQ.

From an investment standpoint, China's entry into the WTO also underscores the importance of both developed and emerging markets. Overall, we think that the worst of the economic downturn is over and Asian companies' aggressive participation in the recovery can only bode well for the region's long-term prospects.

In 2000, we believe that there will be a greater focus on the Japanese stock market. Given the backdrop of a Japanese recovery, the return of growth to the region and the closer alignment of many Asian corporations with global companies, we remain bullish on select Asian stocks.

Crystal, thank you for speaking with us today.

The following graph depicts the performance of the Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
ASIA GROWTH FUND -- CLASS A, B, 2 and O SHARES
Comparison of $10,000 Investment in the Fund with MSCI AC Asia Free Ex-Japan
Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 1999

                                  [PIE CHART]

                             [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1999
--------------------------------------------------------------------------------

Class A Shares                     Without Sales Charges    With Sales Charges*
 ................................................................................
Since Inception (5/6/96)                    8.03%                  6.30%
3 year                                      8.04%                  5.93%
1 year                                     94.92%                 83.62%
 ................................................................................
Class B Shares
 ................................................................................
Since Inception (5/6/96)                    7.24%                  6.55%
3 year                                      7.25%                  6.37%
1 year                                     93.30%                 88.30%
 ................................................................................
Class 2 Shares
 ................................................................................
Since Inception (5/6/96)                    7.27%                  6.98%
3 year                                      7.29%                  6.95%
1 year                                     93.30%                 90.51%
 ................................................................................
Class O Shares
 ................................................................................
Since Inception (5/6/96)                    8.29%                  8.29%
3 year                                      8.30%                  8.30%
1 year                                     95.11%                 95.11%
================================================================================

--------------------------------------------------------------------------------
Breakdown By Country#
--------------------------------------------------------------------------------
Hong Kong            29.1%
South Korea          22.5%
Taiwan               16.1%
Singapore            13.6%
India                10.9%
Malaysia             2.7%
Thailand             2.7%
Indonesia            1.6%
China                0.8%
================================================================================
Portfolio holdings may vary.

                        See page 42 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The International Equity Fund seeks long-term capital growth by investing in equity securities of non-U.S. issuers throughout the world. Moreover, the Fund seeks to achieve its investment objective by investing primarily in equity securities and equity-related companies that participate in growth industries and can deliver sustainable above-average growth in earnings over a two to three-year time horizon.

Under normal market conditions, the Fund is generally diversified among a number of different countries by investing at least 65% of its total assets in at least three countries. Our primary focus is on sustainable growth companies. The companies in which the Fund invests show strong earnings growth visibility; however, we try to seek out those companies that are not selling at an excessive premium to the market.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

The Fund is managed by Citibank,N.A., through its Citibank Global Asset Management ("CGAM") division.

SALOMON BROTHERS
International Equity Fund

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
Since its inception on October 25, 1999, the International Equity Fund's ("Fund") Class A shares without sales charges returned 24.90%.

We tend not to have stock favorites, but rather maintain an equally weighted portfolio concentrated in approximately 41 stocks. Moreover, we expect the Fund to have relatively low portfolio turnover of about 15% to 20% per year.

If we had to cite one outstanding performer in our portfolio, it would be Finnish cellular phone maker Nokia. This company fits our criteria of sustainable growth (or unit volume growth) irrespective of economic conditions. Five years ago, there were 26 million cellular handsets around the world. Today, that figure has leaped to 275 million, and is estimated to reach an astounding 1 billion by 2002. Given that Nokia is the leading producer of cellular handsets in the world, we think the company is strategically positioned to capitalize on this growing trend.

MARKET OUTLOOK
The U.S. stock market has outperformed its overseas counterparts since 1995, posting enviable returns of roughly 20% per year through 1999 as measured by the Standard & Poor's 500 Index ("S&P 500"). (The S&P 500 is a market capitalization-weighted measure of 500 common stocks.) During the past two years, in particular, the U.S. has been the economic driver for global markets, reaping the benefits of robust economic growth, low interest rates and benign inflation. Today, other regions in the world are poised to benefit from similarly positive economic conditions. We believe that this pickup in economic growth need not be accompanied by a pickup in inflation. Indeed, central banks and financial institutions in Japan, Asia, Europe and Latin America have been employing preemptive monetary policies and keeping inflation well contained. In our view, this positive backdrop for global stocks should continue into 2000.

Moreover, the global economy should enjoy a healthy start in the new millennium. Growth is likely to rise above the long-term average in 2000 and 2001, after monetary stimulus helped overcome the financial crisis of 1997-1998 without a serious threat of a resurgence in global inflation. The outlook for global growth has improved, reflecting evidence that increased capacity in the U.S. should spread elsewhere in the industrialized world.

We believe that the Fund is well-positioned to take advantage of the growth of the markets. Large capitalization growth stocks, in our opinion, should continue to perform well in the year to come. We believe that our focus on industry leaders in high-growth industries such as telecommunications, technology, health care and retailing should benefit the Fund over the long term.

INTERNATIONAL EQUITY FUND --
Looking to Participate in the Success of Global Markets
The financial world has evolved into a global marketplace in which buyers and sellers of investments readily trade beyond their national boundaries. In fact, foreign markets represent over half of the world's capitalization and are driven by widely varying economies and growth rates. Henry de Vismes, a member of the Fund's investment team, shares his insights on the wealth of opportunities offered by global companies in some of the world's most dynamic markets.

Q: Henry, most mutual funds today take a value approach to investing in international stocks, whereas your team has adopted a growth strategy. Please explain why you have taken this approach.

The primary focus of the International Equity Fund is to identify and own sustainable growth companies. We think the Fund's recent solid returns are primarily due to investors who have been willing to pay a premium for visibility of earnings growth. We think the companies we own demonstrate that strong earnings growth visibility. However, we generally tend to seek out those companies that are not selling at a premium. We usually do not have stock favorites, but rather maintain an equally weighted portfolio concentrated in approximately 41 stocks. In addition, we expect the Fund to have relatively low portfolio turnover of about 15%-20% per year.

Q: Why do you think investors own international stocks?

We believe one of the most important benefits of owning international stocks is diversification, which benefits investors by spreading out holdings over a wide variety of regions, industries and companies. Although this does not ensure against market loss, this strategy can help reduce the risks inherent in owning any one single investment.

In fact, according to the Investment Company Institute (June 30, 1999), the mutual fund trade organization, the average U.S. investor has less than 10% exposure to international markets.

Q: Henry, please describe your investment strategy.

We primarily identify those companies we wish to invest in through bottom-up evaluation. (Bottom-up investing is an asset management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.) Secondly, we employ a disciplined investment approach, investing in solid names and established growth sectors. Lastly, we seek to maintain a relatively low turnover of approximately 20% in the Fund's portfolio. This benefits tax-conscious investors looking for tax efficiency and can be a significant long-term advantage.

Henry, thank you for spending some time with us today.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31,1999

                                  [PIE CHART]
Common Stock    10%

--------------------------------------------------------------------------------
Breakdown By Country#
--------------------------------------------------------------------------------

Japan                   34.5%
 .............................
United Kingdom          22.3%
 .............................
Netherlands             10.5%
 .............................
Spain                    7.0%
 .............................
Finland                  6.4%
 .............................
Italy                    5.0%
 .............................
Ireland                  4.1%
 .............................
Canada                   3.2%
 .............................
Switzerland              2.6%
 .............................
Germany                  2.3%
 .............................
France                   2.1%
=============================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Cumulative Total Returns for Period Through December 31, 1999
--------------------------------------------------------------------------------
Class A Shares                Without Sales Charges         With Sales Charges*
 ................................................................................
Since Inception (10/25/99)          24.90%                        17.72%
 ................................................................................
Class B Shares
 ................................................................................
Since Inception (10/25/99)          24.70%                        19.70%
 ................................................................................
Class 2 Shares
 ................................................................................
Since Inception (10/25/99)          24.60%                        22.37%
 ................................................................................
Class O Shares
 ................................................................................
Since Inception (10/25/99)          24.90%                        24.90%
================================================================================

                        See page 42 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The Small Cap Growth Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with market capitalizations at the time of purchase similar to that of the companies included in the Russell 2000 Index ("small cap companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 of stocks of the equity market. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of small cap companies. This revised investment strategy became effective as of February 25, 1999.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by an experienced team of portfolio managers.

SALOMON BROTHERS
Small Cap Growth Fund

PERFORMANCE UPDATE
The Small Cap Growth Fund's ("Fund") Class A shares without sales charges returned 57.52% for the year ended December 31, 1999. In comparison, the Russell 2000 Index returned 21.26% for the same time period. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.)

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS
As previously noted, small-cap stocks, as measured by the Russell 2000 Index, returned 21.62% and did slightly better than large-cap stocks, as measured by the Standard & Poor's 500 Index ("S&P 500") which returned 21.03% for the year ended December 31, 1999. (The S&P 500 is a market capitalization-weighted measure of common stocks.) The performance of the small-cap sector was driven by the technology and communications sectors, which posted exceptional returns in 1999.

The Fund uses a bottom-up approach to identifying what the managers believe are high-quality companies expected to deliver sustainable revenue and earnings growth. (Bottom-up investing is an asset management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.) Ideally, companies should be in the early stages of sustainable high growth driven by new products, technology or consolidation within an industry. The Fund continues to look for such opportunities in the technology, communications and consumer sectors and has recently begun to increase weightings in the health care sector.

The Fund's outperformance relative to its benchmark in 1999 was due in large part to stock selection in the technology, telecom and consumer sectors. One key contributor to performance was Oak Industries (subsequently acquired by Corning in early 2000), a leading vendor of optical components used in telecommunications networking equipment. As a critical element of the Internet's physical infrastructure, we believe the optical components market should continue to grow well in excess of 100% per year due to high demand from Internet and data service providers for higher bandwidth, optic-based equipment. We maintain positions in several companies poised to benefit from the continued rapid growth of the Internet's overall infrastructure.

MARKET OUTLOOK
We believe that the small-cap growth market may broaden somewhat beyond the narrow focus on technology and telecommunications stocks in 2000. However, in our opinion, these two sectors should continue to provide market leadership. We are maintaining the Fund's strategy of focusing on quality, high-growth companies with powerful franchises and strong market positions. We firmly believe that our investment style can offer investors the potential for significant long-term price appreciation. (Of course, past performance is not indicative of future results.)

SMALL CAP GROWTH FUND -- A Bottom-Up Team Approach
The small-cap stock sector is fast, dynamic and complex. Salomon Brothers Asset Management has developed an approach to help meet these challenges -- exploiting the knowledge of a team of seasoned specialists, rather than concentrating investment decisions with one portfolio manager. As experts in their respective industries, the Fund's team chooses, monitors and sells securities. Matthew Ziehl, a member of the investment team, explains the advantages of this team approach and why he believes small-cap stocks deserve a place in many portfolios.

Q: Matt, please explain why Salomon Brothers Asset Management ("SBAM") has adopted a team approach and how that has affected your investment strategy.

We believe that placing full decision-making authority with a proven team of experienced sector analysts can result in better performance. Each of our sector allocations are managed as individual portfolios, with each sector specialist having complete control. We believe our team is made up of sector experts with extensive knowledge of industry fundamentals, who understand competitive positioning of both small and large companies within a sector, and who are better able to identify and manage the risks that often accompany owning these types of aggressive growth opportunities.

The team approach for the Small Cap Growth Fund is consistent with Salomon Brothers Asset Management's overall stock investing philosophy. We give our top sector managers a greater amount of latitude and that is what we believe sets us apart from many of our competitors.

Q: How would you characterize your investment philosophy?

In our view, solid expertise, extensive resources and hard work can help create an information advantage through fundamental analysis. This is especially true in the small cap stock arena, where meaningful information can be spotty and delivery is often inefficient. In the small cap universe, we focus on emerging growth stocks, as these companies have the opportunity to become tomorrow's large companies. Our approach in understanding the business and industry gives us a unique advantage in what is often an inefficiently priced market.

Q: Describe how you pick stocks.

We employ a bottom-up fundamental research to identify high-quality, small-growth companies that in our view, are expected to deliver sustainable revenue and earnings growth. (Bottom-up investing is an asset management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.) The Small Cap Growth Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth Index.1 We allow for flexibility in that we don't think it's necessary to impose rigid boundaries in terms of sector weightings versus our benchmark.

We tend to focus on companies with strong, or significantly improving, financials: rising revenues and margins, return on equity, strong balance sheets and the ability to internally fund their growth plans through operating cash flow. However, we do consider exceptions where we find outstanding growth opportunities and expect solid future profits, particularly in exciting emerging technologies such as the Internet.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a price-to-earning (P/E) ratio at or below its earnings growth rate. (P/E ratio shows the multiple of earnings at which a stock sells, determined by dividing current stock price by current earnings per share.) We will sell on any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

Q: How do you find the companies that can survive in a highly competitive global marketplace?

We seek to identify winning small cap companies based on three key criteria: the business, the financials and the management. Here are some of the types of questions we ask in our investment process:

 .    Business: Does this company have a competitive advantage? Is it a first mover, and does it have a key patent or a sustainably better product or service, customer contracts or other barrier(s) to stop a competitive entry? What is the company's market share? How concentrated or fragmented is the industry, and is the industry economically sensitive?

 .    Financials: Does the company have a strong balance sheet and business model that can support that growth?

 .    Management: This consideration is critically important in small caps. Does senior management have the vision and experience to succeed, and a significant personal ownership stake to keep them highly motivated?

---------------
1 The Russell 2000 Growth Index is a capitalization-weighted index composed of the stocks of the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values relative to the Russell 2000 as a whole.

Q: Matt, what type of guidance can you offer today's investors, specifically as it relates to small cap stock investing?

Investing in small cap stocks should be viewed as a long-term process. It may often be difficult to determine when is the best time to invest in these types of securities. Yet, in our view, current market conditions are quite positive for owning small cap stocks over time. Though some high-growth sectors such as Internet-related technology stocks have achieved lofty valuations, many cap stocks remain attractively valued despite generally delivering on earnings expectations. Relative to large caps, most small cap valuations are still close to their 20-year lows. (Please note that investing in small-cap companies involves a substantial risk of loss. Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.)

Since small cap stocks are not highly correlated to the S&P 500 Index, they enable investors to achieve broader portfolio diversification which may lessen risk when large cap stocks perform poorly.

Within the small cap universe, we believe that emerging growth stocks generally provide better opportunities for long-term appreciation than value stocks because these emerging growth companies exhibit faster-than-average gains in sales and earnings with the potential to sustain or accelerate this growth going forward. Emerging growth companies tend to be the innovators and pioneers, challenging incumbent giants or driving the growth of new markets and new products.

Matt, thank you for discussing small cap stock opportunities with us.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index. It is important to note that the Small Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31, 1999

[GRAPH]

[PLOT POINTS TO COME]

-----------------------------
Top Holdings
-----------------------------
Siebel Systems,Inc.
-----------------------------
Network Appliance,Inc.
-----------------------------
Oak Industries Inc.
-----------------------------
Legato Systems,Inc.
-----------------------------
Insight Enterprises,Inc.
-----------------------------
Newport Corp.
-----------------------------
Sawtek Inc.
-----------------------------
Commerce One, Inc.
-----------------------------
Digital Microwave Corp.
-----------------------------
QRS Corp.
=============================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
SMALL CAP GROWTH FUND -- CLASS A,B,2 and O SHARES
Comparison of $10,000 Investment in the Fund with Russell 2000 Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                                   Russell 2000
Date          Class A       Class B       Class 2       Class 0        Index
7/1/98         9,425        10,000         9,800        10,000        10,000
Dec-98        10,924        11,050        11,346        11,600         9,288
Jun-99        12,705        12,870        13,157        13,510        10,150
Dec-99        17,207        17,635        17,887        18,317        11,261

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1999
--------------------------------------------------------------------------------
Class A Shares               Without Sales Charges          With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (7/1/98)            49.32%                         43.55%
1 year                              57.52%                         48.43%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)            48.11%                         45.92%
1 year                              56.15%                         51.15%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)            48.28%                         47.30%
1 year                              56.28%                         53.67%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)            49.65%                         49.65%
1 year                              57.90%                         57.90%
================================================================================
                        See page 42 for all footnotes.

PERFORMANCE OBJECTIVE AND STRATEGY

The Large Cap Growth Fund seeks long-term growth of capital by investing in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States stock markets.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks. The Fund may also invest up to 15% of its assets in securities of foreign issuers.

THE FUND MANAGERS

The Fund is managed by Citibank,N.A., through its Citibank Global Asset Management (CGAM) division.

SALOMON BROTHERS
Large Cap Growth Fund

PERFORMANCE UPDATE

Since its inception on October 25, 1999, the Large Cap Growth Fund's ("Fund") Class A shares without sales charges returned 11.80%.

MARKET REVIEW & PORTFOLIO HIGHLIGHTS

In the fourth quarter of 1999, the large cap growth market, as represented by the Standard & Poor's 500 Index ("S&P 500"), rallied following a weak third quarter. (The S&P 500 is a market capitalization-weighted measure of 500 common stocks.) The growth stock sector continued to dominate the performance of the overall markets, outperforming the value sector, as represented by the S&P/Barra Value Index. (The growth sector consists of those stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry. The value sector consists of securities of companies that are believed to be undervalued in the market. The S&P/Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole.)

Our primary strategy is to focus on those companies with the best relative revenue and earnings growth. Since the inception of the Fund, we favored companies in sectors we believed would benefit from the global economic recovery. In the energy services sector, we added Transocean Sedco Forex, in the commercial services sector we added Omnicom and Interpublic Group and in the producer manufacturing sector, we added Danaher. Although no guarantees can be made, we are confident these companies should positively contribute to the performance of the Fund.

In addition, we have maintained an overweight position in technology stocks such as Sun Microsystems, Microsoft and Maxim. In our opinion, these companies are market leaders with favorable prospects that should provide capital appreciation potential.

MARKET OUTLOOK

We believe rising corporate profitability coupled with technology-driven business opportunities and low inflation should benefit both the U.S. and the global economy. However, we do expect that the Federal Reserve Board ("Fed") will raise interest rates in 2000 to insure that inflation remains contained.1

We believe that our focus on fundamental analysis of individual companies in an effort to uncover opportunities that are making profits today should benefit the Fund in the long term.

-------------------
1 On February 2, 2000, the Fed raised interest rates 0.25% to 5.75% after this commentary was written.

LARGE CAP GROWTH FUND --

Keying In on Earnings Consistency, Profitability and Balance Sheet Strength

Major U.S. companies have dominated the world's economic landscape for a decade in a global marketplace that has promoted free trade. Domestic firms with competitive products, first-rate managements and established brands have penetrated new foreign markets and increased their market share. As a result, many of these companies have experienced consistent growth for years. In the following interview, Brian O'Toole explains how the new Salomon Brothers Large Cap Growth Fund has looked to capitalize on these large cap opportunities.

Q: Brian, the Large Cap Growth Fund was introduced on October 25, 1999. How have you managed the Fund since it began?

Our investment emphasis has been on companies whose earnings and sales growth rates have exceeded that of the S&P 500 over the last five years. We look for such quality indicators as earnings consistency, profitability and balance sheet strength. Once we identify this core universe of stocks, we then focus on those companies whose sales and earnings rates are either improving or increasing at a relatively faster rate than the S&P 500.

Q: Where do you see the best opportunities in large cap growth stocks going forward?

Despite the outstanding returns this past year, we believe a wealth of opportunity still exists in technology. We have overweighted this sector versus our benchmark. We think that many U.S. companies may be well-positioned to take advantage of the ongoing global economic recovery.

For example, the strong growth in demand for cellular phones has accelerated demand for component parts of wireless phones. We expect improved sales and earnings growth rates for our holdings in this industry. We also own several companies that make analog semiconductors for wireless communication equipment, and we believe they are well-positioned to benefit from growing cellular phone use in the future.

Q: Many economists have called the growing U.S. economy a 'bubble' waiting to burst. Have large cap growth stocks seen their peak?

We continue to see strong U.S. economic growth, albeit under the influence of opposing market forces. Growth in earnings for the S&P 500 is estimated to be a solid 13% for 1999. However this positive development is countered by the potentially detrimental effects of rising rates. We believe that the outstanding performance by many large-cap stocks over the past several years may in fact prove to be sustainable. The caveat for investors: we expect market returns for large caps to be close to or slightly below their historical averages.

Q: Brian, how has the recent global economic recovery affected your investment strategy?

In our view, sustainable recoveries in many global economies have benefited companies both inside and outside the U.S. Global economic recovery has been further supported by strong demand for Internet applications, servers, and data storage and communications equipment. We believe this recovery could act as a catalyst for a rebound in industrial large-cap stocks, for which we have already begun to see some encouraging signs.

Brian, thank you for your time.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of December 31,1999

[CHART]

[PLOT POINTS TO COME]

--------------------------------------------------------------------------------
Top Holdings
--------------------------------------------------------------------------------
General Electric Co.
--------------------------------------------------------------------------------
Microsoft Corp.
--------------------------------------------------------------------------------
Cisco Systems,Inc.
--------------------------------------------------------------------------------
Wal-Mart Stores,Inc.
--------------------------------------------------------------------------------
Exxon Mobil Corp.
--------------------------------------------------------------------------------
International Business
Machines Corp.
--------------------------------------------------------------------------------
Lucent Technologies Inc.
--------------------------------------------------------------------------------
American International
Group, Inc.
--------------------------------------------------------------------------------
SBC Communications
Inc.
--------------------------------------------------------------------------------
Intel Corp.
================================================================================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Cumulative Total Returns for Period Through December 31, 1999
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges         With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (10/25/99)           11.80%                        5.37%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)           11.70%                        6.70%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)           11.60%                        9.50%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/26/99)           11.80%                        11.80%
================================================================================
                        See page 42 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks that are believed to have above-average capital appreciation potential. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues.

THE FUND MANAGERS

[PHOTO]

Ross S. Margolies,

Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 19 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.

[PHOTO]

Robert M. Donahue, Jr.,

Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 7 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

SALOMON BROTHERS
Capital Fund

PERFORMANCE UPDATE

The Capital Fund's ("Fund") Class A shares returned 23.11% without sales charges for the year ended December 31, 1999. In comparison, the Russell 3000 Index returned 20.90% and the Standard & Poor's 500 Index ("S&P 500") returned 21.03% for the same time period. (The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 is a market capitalization-weighted measure of 500 common stocks.)

The Fund seeks capital appreciation through investment in securities that the manager believes have above-average capital appreciation potential. The Fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (less than $1 billion in market capitalization) at the beginning of their life cycles.

We are proud to report that the Fund's Class A shares recently received a four-star (out of a possible five stars) rating from Morningstar Inc.1 for the one-year period ended December 31, 1999. In addition, the Fund's Class O shares received a four-star rating for the one-year period, a four-star rating for the three-year period, a five-star rating for the five-year period and a three-star rating for the ten-year period ended December 31, 1999.

PERFORMANCE OVERVIEW & INVESTMENT STRATEGY

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. It is also known as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks. In fact, one of our primary goals is to find out of favor value stocks that blossom into growth stocks. These include some of our biggest winners because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential. We believe two of the key advantages of our investment strategy is that because we own some stocks from most categories, we can have winners under most market conditions and this strategy creates a unique, diversified portfolio of stocks that few other mutual funds will own. Of course, this diversification does not ensure against market loss.

-----------------
1 Morningstar, Inc. proprietary ratings reflect historical risk adjusted performance as of December 31, 1999. Ratings are loan-adjusted, updated monthly and subject to change. Morningstar ratings are calculated from each fund's three, five and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustment and a risk factor that reflect fund performance below 90-day T-bill returns. Other share classes may vary. The highest Morningstar rating is five stars; the lowest is one star. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receives four stars, the next 35% receives three stars, the next 22.5% receives two stars and the next 10% receive one star. For the one- three- five- and ten-year periods, there were 254, 158, 115 and 48 funds, respectively, in the Mid-Cap Blend class.

Our core investment style is a bottom-up stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales, a sign that current sales may overstate the long-term trend) and is used as a framework for valuation and risk assessment. These and other factors are totaled up to make a judgement -- considering all factors is the risk and reward trade-off favorable enough for us to make an investment.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market returns when executed properly. (Of course, past performance is not indicative of future results.) At the same time we try to factor in excess risk. A good idea that has a very high risk profile will get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, in this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.

MARKET OVERVIEW AND OUTLOOK

The 1999 stock market will go down in history as one of the most unusual markets of all time. After recovering from the effects of the 1998 Asian economic crisis, the stock market soared to new heights and featured increased volatility. During the beginning of the year, the stock market was very narrow with only a small group of blue-chip growth stocks appreciating. In mid April, we experienced a violent rotation into undervalued broad market stocks. By the end of the year, while the market broadening continued to help some stocks, most of the market's focus had shifted to the NASDAQ-listed technology companies. During 1999, market indices such as the S&P 500, and the Russell 3000 were up over 20%; the NASDAQ increased by roughly 85% led by both blue-chip and speculative technology issues.

The most fundamental change in the market that we observed in 1999 was that all of the historical rules of security analysis were discarded. Particularly in the Internet sector, the market rewarded concepts over profits. In many cases, the market focused on issues such as potential customers instead of profitable sales to actual customers. We believe that while the market seems to think that profitability and cash flow are no longer important, the strategy of "buying sales" (i.e., losing money on sales in order to establish a market share position) is as old as commerce itself. The only difference this time is that the market is ignoring the fact that in the end companies need to generate cash flow and profits in order to thrive.

How does one invest in this environment? The biggest adjustment to our process in 1999 has been to increase our focus on the Internet. The development of the Internet is one of those events that will change the way we live and work forever. It is as fundamental a change as the development of telephones or the harnessing of electricity. This happens regularly throughout history and we are living through one of those times right now.

When you look closely at the Fund's portfolio you will see that little of your money is invested in traditional Internet companies (the so-called "dot.coms"). We find the long-term risk and reward proposition in most of these companies to be very unattractive. In our opinion, most of them do not have sustainable business models (i.e., they will always lose money) while others have valuations that assume they will be the only survivors in the eventual shakeout. You will see a lot of the portfolio invested in companies that can benefit from or build the Internet such as Seagate (disk drives and software for storage as well as indirect exposure with partial ownership of companies such as Veritas), Federated Department Stores (a leader in the "clicks and mortar" e-commerce strategy and owner of several valuable Internet businesses) and GTE (merging with Bell Atlantic, the combined company is expected to be the leading U.S. wireless company also offering telecom services such as local, long distance and high-speed Internet access).

It is our strong belief that going forward the leading established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will eventually lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their stock price.

Going forward, we expect many companies to reap the benefits of their current investments in technology. We also expect many technology companies to continue to grow as they innovate. There will also be a maturing in the technology sector, as it has become a bigger part of the market and economy than the energy sector was in 1980. We believe that during the next decade the technology sector will not go the way of the energy sector. However, the two share a common factor. The early 1980s expectations of oil prices soaring to $100 per barrel led to extreme valuations for these companies and a gold rush effect of too much capital being put into the sector. Eventually the laws of large numbers and diminishing returns caught up to the sector. The cost of energy became too large of an input into the economy and people figured out ways to utilize it more efficiently at the same time that capacity was expanding rapidly. With technology companies representing about 30% of the S&P 500, similar long-term risks exist in the technology sector. This is partly offset by the fact that technology investments improve productivity while higher energy prices are merely increased costs. We keep these factors in mind even when we are only forecasting out a year, as stock prices discount the long-term prospects of companies.

During 1999, our broad market strategy yielded attractive results despite it not being in favor. We attribute this to a combination of owning stocks in most categories (we participated in the major trends and market rotations) and our valuation discipline (reducing losses when we made mistakes). We believe our overweighting of our strongest ideas historically has been a big contributor. This year however, this strategy generated mixed results with top investments such as Rogers Cantel doing well while our tobacco stocks (which we have virtually eliminated) did poorly.

Expect the Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe their risk reward/ratios are favorable. Most of all, we will look for the best opportunities that we can find, regardless of the part of the market they are in.

CAPITAL FUND--
The Advantages of a Broad Market Strategy

Strong growth potential and investment style flexibility are two aspects of broad market investing. The Salomon Brothers Capital Fund's managers believe the best places to invest will probably change over time. Lead portfolio manager Ross Margolies explains how his team explores the entire stock market in their search for outstanding growth opportunities.

Q: Ross, please describe your investment process.

A: Our investment process focuses on a bottom-up stock selection process that takes advantage of our sector specialists' proprietary fundamental research. We look for attractive risk and reward situations, overweighting the ones that we deem are most attractive and where we have very high confidence in their outlooks. We are also willing to give management time to execute their strategy. From a portfolio point of view, we avoid strategies such as market timing or sector rotation and generally keep cash levels in the Fund between 0% to 10%.

Q: How do you manage the tradeoff between income and appreciation?

A: While the Fund can generate a small amount of income, it is incidental to its main investment objective. We focus strictly on managing for total return and helping to manage risk in the portfolio, generally downplaying the Fund's income potential.

Q: How have you positioned the Fund to perform if the current bull market in stocks ends?

A: While the Capital Fund has performed well in the bull market, it has done so with large concentrations of holdings in out-of-favor sectors. Generally our holdings in these sectors have had positive fundamentals and attractive valuations. On the other hand, the current bull market has favored a narrow group of growth and momentum stocks, generally not the type of stocks we own. If the market goes down for these stocks we think the Fund should be very well positioned. If all stocks decline, our holdings will as well. However, our valuation and fundamental disciplines should help provide us with some support in this type of environment.

Q: What type of guidance can you offer today's investors in light of the recent relative underperformance of bonds?

Over the long term, stocks have outperformed bonds such as U.S. Treasuries. When bonds underperform as dramatically as they have over the past 15 months, there is usually a catch-up period where they outperform stocks for a period of time. This comes from stocks going down or bonds going up. (Please keep in mind that investments in stocks carry additional risks, particularly compared to U.S. Treasuries which are backed by the full faith and credit of the U.S. government.)

Q: Why do you think the Capital Fund is an appropriate choice for investors who have just started building up the stock side of their portfolio?

The Capital Fund offers broad market exposure, and that can be a benefit to new investors to the stock market. That is because the Fund offers the convenience of one-stop shopping for growth and value styles and large-cap and small-cap stocks. Additionally, compared to most funds that have performed well over the past five years, the Capital Fund tends to own a different group of stocks that we believe have above-average capital appreciation potential.

Q: How would you define yourself as an investment manager - growth, value or contrarian?

As managers, we defy the usual categorizations. Our strategy is to look for the very best opportunities in the market, wherever they may be found. Our focus is on identifying attractive risk and reward situations and then weighing them in the portfolio so that overall risk is minimized through diversification. The portfolio holds a mixture of growth and value stocks, large-cap and small-cap names. There is a contrarian element to the strategy, but it is generally with the goal of finding things like value stocks that have the potential to become strong growth companies. We're trying to run a flexible, all-market fund.

Another one of our goals in the Fund is to meet or beat the broad market indices such as the Russell 3000/1/ or Wilshire 5000/2/ on an annual basis. Over longer periods of time, we hope to also beat the S&P 500, which performs similarly to the broad market indices over time. Of course, there is no guarantee that we will always be successful with that strategy.

Q: What do you see as a significant investment "theme" going forward?

We are bottom-up investors focused on individual companies. While we do not invest in themes, it is clear that the impact of the Internet must be considered in each and every individual investment. When selecting stocks we require our companies to not be adversely affected by the Internet (i.e., not in front of a freight train) and hopefully benefit (i.e., using the Internet to facilitate incremental sales or cost savings.) Often our holdings, while rarely the "dot.coms," are builders, suppliers or users of the Internet.

Ross, thank you for speaking with us today.

  --------
1 Russell 3000(R) Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

2 The Wilshire 5000 Total Market Index measures the performance of all U.S.
  headquartered equity securities with readily available price data. It is widely considered the best measure of the entire U.S. stock market.

HISTORICAL PERFORMANCE (unaudited) CAPITAL FUND -- CLASS A,B and 2 SHARES Comparison of $10,000 Investment in the Fund with Russell 3000 Index

                                    [GRAPH]
                                                     Russell 3000
Date          Class A       Class B      Class 2        Index
11/1/96         9,425        10,000        9,900       10,000
 Dec-96        10,154        10,763       10,660       10,576
 Dec-97        12,836        13,519       13,389       13,938
 Dec-98        15,876        16,273       16,415       17,303
 Dec-99        19,546        19,957       20,051       20,919

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

HISTORICAL PERFORMANCE (unaudited) CAPITAL FUND -- CLASS O SHARES Comparison of $10,000 Investment in the Fund with Russell 3000 Index

                                    [GRAPH]

                      Class 0        Russell 3000 Index
Dec-89                 10,000             10,000
Dec-90                  9,094              9,494
Dec-91                 12,134             12,690
Dec-92                 12,706             13,918
Dec-93                 14,887             15,431
Dec-94                 12,780             15,459
Dec-95                 17,238             21,149
Dec-96                 22,984             25,764
Dec-97                 29,134             33,954
Dec-98                 36,078             42,151
Dec-99                 44,535             50,960

Past performance is not predictive of future performance.

The graphs above depict the performance of the Capital Fund and the Russell 3000 Index.It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only.

--------------------------------------------------------------------------------
Portfolio Hilights#
--------------------------------------------------------------------------------

Composition of portfolio as of December 31,1999

                                    [CHART]
                                  [ILLEGIBLE]
--------------------------------------------------------------------------------
Top Stock Holdings
--------------------------------------------------------------------------------

Seagate Technology,Inc.
Federated Department
Stores,Inc.
Nabisco Group Holdings
Corp.
Hormel Foods Corp.
Costco Wholesale Corp.
Safeway,Inc.
Devon Energy Co.
Rogers Cantel Mobile
Communications Inc.
Delhaize America,Inc.
Bell Atlantic Corp.

Portfolio holdings may vary.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1999
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges         With Sales Charges*
Since Inception (11/1/96)            25.92%                        23.59%
3 year                               24.40%                        21.97%
1 year                               23.11%                        16.03%

Class B Shares
Since Inception (11/1/96)            24.99%                        24.40%
3 year                               23.47%                        22.81%
1 year                               22.22%                        17.22%

Class 2 Shares
Since Inception (11/1/96)            24.98%                        24.59%
3 year                               23.43%                        23.02%
1 year                               22.15%                        19.92%

Class O Shares
10 year                              16.11%                        16.11%
5 year                               28.36%                        28.36%
3 year                               24.67%                        24.67%
1 year                               23.44%                        23.44%

                        See page 42 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Investors Value Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of large-capitalization stocks representing well-known companies which the manager believes have good growth potential at reasonable prices.

THE FUND MANAGERS

John B. Cunningham,

Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 11 years of financial industry experience. Mr.Cunningham is responsible for the day-to-day management of the Fund.

Ross S.Margolies,

Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc,has 19 years of investment industry experience in the equity, convertible and high yield markets. Mr.Margolies plays a back-up role in the day-to-day Fund management.

SALOMON BROTHERS
Investors Value Fund

PERFORMANCE UPDATE
The Investors Value Fund's ("Fund") Class A shares returned 11.47% without sales charges for the year ended December 31, 1999. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned 21.03% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 common stocks.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The U.S. stock market finished its fifth consecutive year of returns in excess of 20% with the S&P 500 returning 21.03%. Once again, large-cap growth stocks, particularly in the technology sector, dominated the market's performance. The major market indices performed quite well despite increasing interest rates throughout the year. At the beginning of 1999, the 30-year U.S. Treasury Bond yielded 5.1%; by year-end, the yield had increased to 6.5%.

During the second quarter of 1999, higher interest rates in the U.S. caused investors to take profits in the technology sector and look beyond the narrow group of stocks that had driven the market's performance. Investors shifted into cyclical stocks as a result of improving worldwide economic growth. This rotation into value stocks proved fleeting, however, as growth stocks returned to the forefront again in the third quarter. As interest rates continued to increase, investors sought companies exhibiting strong unit growth, particularly technology stocks. Market breadth narrowed once again. The focus on technology stocks gained considerable momentum during the fourth quarter. As a result of the tech sector's strong performance throughout the year, technology stocks now account for 30% of the S&P 500, up from 19% a year ago.

Market returns in 1999 were narrowly distributed. In fact, only half the stocks in the S&P 500 had a positive return for the year. Just seven stocks accounted for half of the S&P 500's performance; these stocks included Microsoft, Cisco, GE, Wal-Mart, Oracle, Nortel and Qualcomm. Large-cap growth stocks, driven by the technology sector, significantly outperformed their large-cap value peers. Morningstar's large-cap growth category returned 36.0% versus 5.9% for the large-cap value category. The Fund comfortably outperformed its large-cap value peers, returning 11.7% for Class O shares, but lagged the broad market.

In 1999, the S&P 500's performance was predominately led by technology; the consumer staples, health care, transportation and utility sectors had negative returns for the year. The Fund benefited from its technology holdings, but our underweight position penalized our relative performance. Within technology, 3Com, Corning, Hewlett-Packard, Alcatel and Texas

Instruments led the Fund's performance. Other significant contributors included Liberty Media, Hughes Electronics and Morgan Stanley Dean Witter. The Fund's tobacco holdings, which have subsequently been reduced, held back performance during the period.

In 2000, we expect the U.S. economy to begin to slow as a result of recent and anticipated interest rate increases by the Federal Reserve Board. With interest rates and commodity prices going up and corporate profits and Gross Domestic Product growth expected to slow, stock market returns may not be as buoyant as in recent years. Given the significant weighting of the technology sector in the S&P 500, the performance of technology stocks should have an important impact on the market's overall performance. We do expect market breadth to improve this year, which we are already beginning to see. In a broader market, careful stock selection will become more important than sector momentum. Given our strong team of analysts, we believe the Investors Value Fund can benefit from this anticipated increased market breadth. (Of course, no guarantees can be made that the Fund will perform well in the future.)

INVESTORS VALUE FUND --
Seeking High-Quality Companies with Strong Management
The Salomon Brothers Investors Value Fund builds on the principles of value investing that were formulated by notable value investing pioneers such as Benjamin Graham and David Dodd. Almost seven decades ago, these forefathers of value investing taught the importance of evaluating a company based on its fundamental worth and the belief that the market will eventually recognize true value. Portfolio manager Jack Cunningham discusses his value investing style.

Q: Jack, how would you characterize your investment philosophy?

We use a bottom-up approach with respect to stock selection. (Bottom-up investing is an investing style that focuses on the fundamental strength of individual securities.) In particular, we look for high-quality companies with good managements, attractive valuations and catalysts for stock price appreciation. We support our extensive fundamental analysis with proprietary quantitative risk management tools to help us manage risk.

Q: Please describe your stock selection process.

Our stock selection process relies heavily on our own internal team of analysts for stock recommendations. We have more than a dozen analysts who focus on specific sectors of the market. When an analyst recommends a stock, the team then carefully reviews the company's operating characteristics, financial stability, management quality and valuation. Based on the strength of the fundamentals, a decision is then made whether to invest in a particular stock.

Q: Your investment process also emphasizes growth at a reasonable price ("GARP"). How does this GARP strategy work to help you achieve the Fund's objectives?

We seek to position the Fund to have a comparable growth rate with the S&P 500 while looking to identify those companies with solid growth potential at reasonable values. We seek to achieve this relationship by paying particular attention to the price of new stock purchases. By identifying favorable entry points, we believe we can maintain our value focus while still finding stocks with attractive growth characteristics. That said, we also try to ensure that the Fund remains firmly in the large-cap value universe.

Q: As manager, you try to find beaten-down companies whose earnings have staying power over time. How do you select the companies best positioned to survive in a highly competitive global marketplace?

We seek to identify high-quality companies with strong management teams. Every now and then, stocks of high-quality companies may be temporarily oversold. These are situations that we try to take advantage of. We rely on our team of analysts to help us determine whether a stock has been temporarily oversold or whether the company has longer-term problems. When we carefully review a stock with our analysts, we focus on the company's operating characteristics and how that company is positioned versus its competitors over both the short term and long term.

Q: The Fund's name recently changed from "Investors Fund" to "Investors Value Fund." Has that affected your investment approach?

The name change from "Investors Fund" to "Investors Value Fund" has not affected our investment approach. The team and style remain in place. The word "Value" was added simply to more clearly identify the Fund's investment style as that of a value fund.

Q: How has recent higher market volatility and the outstanding performance of select large cap growth stocks affected your strategy?

Higher market volatility often presents us with more opportunities to buy stocks at more favorable prices. We constantly have a number of stocks on our radar screen. If a stock falls down to an attractive price level and the company's fundamentals are still intact, we will generally take advantage of that buying opportunity.

As far as the market's recent focus on large-cap growth stocks, we remain committed to our value discipline. The major market indices performed quite well again in 1999, but market breadth was quite narrow. In looking beyond the narrow group of market leaders, we continue to find attractively valued stocks. We do expect market breadth to improve in 2000, signs of which we are already beginning to see. (Of course, no guarantees can be given that this will continue.) In a broader market, stock selection should become more important than sector momentum.

Q: How have you positioned the Fund to perform if the bull market in stocks ends?

By focusing on the valuation aspect of stocks within the portfolio, the Investors Value Fund should be well-positioned relative to the broad market in the event that we see a downturn in the market. If the bull market ends, individual stock selection should become even more crucial.

Q: With the worst seemingly over in Asia, and the U.S. economy continuing to show strength, where do you see the most compelling value opportunities in 2000?

Currently, we are overweight in consumer staples, financials and energy. Recently, we have added to consumer staples names like Safeway, a major grocery retailer, and Ralston Purina, one of the world's largest producers of pet foods and batteries. We have also modestly increased our financials weighting due to attractive valuations. If we see a correction in select technology names, we will look to increase our weighting in that sector as well.

Q: What type of guidance can you offer today's investors, specifically regarding value stocks as investment opportunities?

Value stocks offer an important diversification benefit for any investor's portfolio. Given the current valuations of many leading growth stocks, we believe that now may be an opportune time for investors to increase their allocation to value funds.

Value stocks offer exposure to a class of stocks that may outperform the broad market at certain times or under certain market conditions. Given the difficulty of timing the market, we believe that value stocks can contribute to a well-diversified portfolio's performance over the long run.

Jack, thank you for spending some time with us today.

HISTORICAL PERFORMANCE (unaudited)
INVESTORS VALUE FUND -- CLASS A, B and 2 SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index

Date          Class A      Class B       Class 2     S&P 500 Index
1/3/95         9,425        10,000         9,900        10,000
Dec-95        12,756        13,450        13,316        13,753
Dec-96        16,620        17,381        17,211        16,910
Dec-97        20,972        21,774        21,549        22,550
Dec-98        24,156        24,576        24,624        28,999
Dec-97        26,926        27,306        27,252        35,098

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

HISTORICAL PERFORMANCE (unaudited)
INVESTORS VALUE FUND -- CLASS O SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index

Date         Class O     S&P 500 Index
Dec-89        10,000        10,000
Dec-90         9,351         9,689
Dec-91        12,092        12,634
Dec-92        12,989        13,596
Dec-93        14,961        14,964
Dec-94        14,773        15,160
Dec-95        20,001        20,849
Dec-96        26,113        25,634
Dec-97        33,026        34,183
Dec-98        38,125        43,959
Dec-99        42,596        53,204

Past performance is not predictive of future performance.

The graphs above depict the performance of the Investors Value Fund versus the S&P 500 Index.It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only.

Portfolio Highlights#

Composition of portfolio as of December 31,1999

[CHART]

Average Annual Total Returns for Period Through December 31, 1999

Class A Shares               Without Sales Charges          With Sales Charges*
-------------------------------------------------------------------------------
Since Inception (1/3/95)           23.39%                         21.93%
3 year                             17.45%                         15.16%
1 year                             11.47%                         5.08%
-------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------
Since Inception (1/3/95)           22.46%                         22.28%
3 year                             16.53%                         15.79%
1 year                             10.57%                         5.90%
-------------------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------------------
Since Inception (1/3/95)           22.48%                         22.23%
3 year                             16.56%                         16.17%
1 year                             10.67%                         8.64%
-------------------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------------------
10 year                            15.59%                         15.59%
5 year                             23.59%                         23.59%
3 year                             17.72%                         17.72%
1 year                             11.73%                         11.73%
-------------------------------------------------------------------------------

See page 42 for all footnotes.


Top Stock Holdings
----------------------------
Morgan Stanley Dean
Witter & Co.
----------------------------
The News Corp. Ltd. ADR
----------------------------
The Bank of New York
Co., Inc.
----------------------------
Alcatel SA ADR
----------------------------
Hewlett-Packard Co.
----------------------------
Safeway Inc.
----------------------------
Seagate Technology, Inc.
----------------------------
International Business
Machines Corp.
----------------------------
Bell Atlantic Corp.
----------------------------
International Paper Co.
----------------------------

Portfolio holdings may vary.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Balanced Fund, formerly known as the Total Return Fund, seeks to obtain above average income (compared to a portfolio invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high-yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility.

THE FUND MANAGER

George J. Williamson,

Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.

SALOMON BROTHERS
Balanced Fund

PERFORMANCE UPDATE

For the year ended December 31, 1999, the Balanced Fund's ("Fund") Class A shares, without sales charges, returned 3.21%. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned 21.03% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.)

MARKET REVIEW AND HIGHLIGHTS

During 1999, the common stock segment of the Fund's portfolio was gradually repositioned toward an increased emphasis on high-quality, large growth companies and a significant number of the cyclical holdings were sold.

Holdings either added or increased to the Fund's portfolio include: Coca-Cola, Merck, Pfizer, and IBM. These holdings have benefited the Fund's performance and we believe these companies should continue to perform well. We eliminated the Fund's holdings in Vulcan Materials, Alcoa, International Paper, and Weyheuser.

The stock and bond ratio was being maintained at approximately 50/50. The bond sector is comprised of approximately 12% convertible issues, 17% high-yield bonds and 19% U.S. Treasury and investment-grade bonds. The yield of the overall portfolio is currently 5.1%.

Economic conditions were bolstered by the monetary ease applied by the Federal Reserve Board in 1998. Then there was a Fed shift toward higher rates in 1999. Stock market performance was dominated by very high priced multiple technology stocks. Going forward, we look for moderate growth in the U.S. and a gradual improvement overseas along with a trend toward moderately higher interest rates.

During the current year we believe that conditions will tend to favor high-quality growth companies which will participate in the expected worldwide economic improvement. The largest stock holdings in order of size are: Bell Canada Enterprises (owns 40% of Nortel Networks), Suncor Energy, IBM, Exxon Mobil, Union Pacific, CIGNA, Bell Atlantic, SBC Communications, Avon Products and Marsh & McLennan.

BALANCED FUND --
Bringing Stock & Bond Opportunities Together
Historically, a balanced approach has helped investors enjoy stock market growth potential, generate potential income, manage risk and cushion stock market declines. The Salomon Brothers Balanced Fund utilizes a strategic combination of stocks and bonds that do not perform in sync -- offering investors the benefits of diversification. While investing in a mix of stocks and bonds can bring added benefits, it may also involve above-average risks, including limited marketability of portfolio securities. Please note that this diversification does not ensure against market loss. Portfolio Manager George Williamson discusses how his balanced strategy creates a portfolio that may be appropriate for investors seeking a more stable approach to growth.

Q: George, how would you characterize your investment philosophy?

Our investment philosophy can be characterized by the growth at a reasonable price ("GARP") approach. We seek long-term, high-quality growth stocks at prices that we think make sense.

Q: Describe your stock and bond selection process.

Our selection process consists of continuous review of a large number of companies that fit the criteria of a strong company in a growth industry. We attempt to bring together Salomon Brothers' renowned bond market expertise in the context of a large cap stock strategy.

Q: Please discuss the Fund's name change. Will it affect your investment approach?

While the Fund's name changed from "Total Return Fund" to "Balanced Fund," it has not affected our investment approach. The team and the style orientation remain in place. A more appropriate name for the Fund might be the Balanced Income Fund. We own some income-producing stocks and seek to maintain a 50% stock to 50% bond ratio.

Q: Describe what you mean by a "balanced" approach to investing.

Through the Balanced Fund, investors gain exposure to a variety of asset classes including large capitalization stocks, high-yield bonds and convertible securities. Our balanced approach to investing can provide individuals with the potential to receive both income and growth with less volatility than a portfolio comprised only of stocks.

Our stock and bond research teams combine their insights across disciplines, creating what we think is "the right mix." Intensive research led us to conclude that we could potentially enhance the Fund by exploring unique investments such as high-yield bonds and convertible securities. These types of securities can help diversify the Fund, while increasing the potential for both higher returns and income.

Q: How do you manage the tradeoff between income and performance?

While this is one of the most difficult aspects of portfolio management, it is attainable as long as our investors understand the process. Our yield restricts performance to some extent but fits a big niche. We're more conservative investors, but we still like to own solid growth companies.

In addition, we diversify across asset classes in an attempt to increase the Fund's income potential as well as to help limit downside risk. Most bonds are income-producing securities, and, therefore, provide the Fund with a consistent income stream. We seek to create additional income by investing in stocks that have strong potential for sustained dividend growth as well.

Q: We have noticed an increased appearance of "well-known names" in the Fund's portfolio. What do you find compelling about these brand name companies?

Well-known companies tend to be dominant companies in growth industries. Customers know and are comfortable with these businesses and they tend to lead the market over time. (Past performance is not indicative of future results.)

Q: What role does a balanced fund play in a well-diversified portfolio?

The Salomon Brothers Balanced Fund may be an excellent alternative for investors who want income and who want to own some great growth companies. Also, the convertible bond portion of the Fund offers investors the opportunity for both capital appreciation and income.

George, thank you for your insights.

The following graph depicts the performance of the Balanced Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index1,the Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------
Composition of portfolio as of December 31,1999

[CHART]
[ILLEGIBLE]

--------------------------------------------------------------------------------
Top Stock Holdings
--------------------------------------------------------------------------------
BCE Inc.
 ................................................................................
Suncor Energy,Inc.
 ................................................................................
International Business
Machines Corp.
 ................................................................................
Exxon Mobil Corp.
 ................................................................................
Union Pacific Corp.
 ................................................................................
Bell Atlantic Corp.
 ................................................................................
SBC Communications Inc.
 ................................................................................
CIGNA Corp.
 ................................................................................
Avon Products,Inc.
 ................................................................................
Marsh & McLennan
Cos.Inc.

----------------------------
Portfolio holdings may vary.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (unaudited)
BALANCED FUND -- CLASS A,B,2 and O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index ("BIG"),Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                     S&P 500  S&P Big
Date      Class A   Class B      Class 2   Class 0    Index    Index      Blend
9/13/95    9,425     10,000       9,900     10,000    10,000   10,000    10,000
 Dec-95   10,052     10,644      10,548     10,689    10,602   10,434    10,518
 Dec-96   11,894     12,498      12,389     12,724    13,035   10,811    11,923
 Dec-97   14,159     14,766      14,633     15,181    17,383   11,852    14,618
 Dec-98   15,059     15,276      15,433     16,178    22,355   12,886    17,620
 Dec-97   15,546     15,755      15,807     16,734    27,056   12,779    19,918

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1999
--------------------------------------------------------------------------------
Class A Shares                Without Sales Charges         With Sales Charges*
 ................................................................................
Since Inception (9/11/95)             12.32%                      10.79%
3 year                                 9.33%                       7.20%
1 year                                 3.21%                      -2.72%
 ................................................................................
Class B Shares
 ................................................................................
Since Inception (9/11/95)             11.46%                      11.13%
3 year                                 8.48%                       7.62%
1 year                                 2.42%                      -2.46%
 ................................................................................
Class 2 Shares
 ................................................................................
Since Inception (9/11/95)             11.47%                      11.22%
3 year                                 8.46%                       8.09%
1 year                                 2.41%                       0.44%
 ................................................................................
Class O Shares
 ................................................................................
Since Inception (9/11/95)             12.70%                      12.70%
3 year                                 9.56%                       9.56%
1 year                                 3.42%                       3.42%
--------------------------------------------------------------------------------

                        See page 42 for all footnotes.

FOOTNOTES

1 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31, 1998, the combined Index returns are for the period October 1, 1995 through December 31, 1999.

* Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

#    As a % of total investments.

N/A  Not Available.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
December 31, 1999
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 93.3%
 China -- 0.8%
  1,850,000 Guangzhou Pharmaceutical Co. Ltd., Class H Shares.....   $   192,770
                                                                     -----------

 Hong Kong -- 29.1%
    130,000 Cable & Wireless HKT Ltd..............................       375,442
     34,000 Cheung Kong (Holdings) Ltd. ..........................       431,916
    314,000 China Merchants Holdings International Co. Ltd. ......       258,519
    270,000 China Resources Enterprise Ltd. ......................       432,430
    124,000 China Telecom (Hong Kong) Ltd. (a)....................       775,249
    671,000 First Pacific Co. Ltd. ...............................       517,913
    290,000 Giordano International Ltd............................       298,449
    250,000 Global Tech (Holdings) Ltd. ..........................       289,444
    114,000 Guoco Group Ltd. .....................................       347,565
    553,600 HKR International Ltd.................................       388,128
     39,200 HSBC Holdings PLC.....................................       549,662
     36,000 Hutchison Whampoa Ltd.................................       523,316
  1,100,000 Kin Yat Holdings Ltd..................................       162,732
    180,000 Li & Fung Ltd.........................................       451,534
     62,000 Television Broadcasts Ltd. ...........................       422,718
     68,000 Wing Hang Bank Ltd....................................       232,687
  1,100,000 Yanzhou Coal Mining Co. Ltd., Class H Shares..........       304,238
                                                                     -----------
                                                                       6,761,942
                                                                     -----------

 India -- 7.3%
     22,000 Bajaj Auto Ltd. GDR...................................       209,000
     19,000 Reliance Industries Ltd. GDR (a)......................       266,000
      3,000 Satyam Infoway Ltd. ADR (a)...........................       465,000
     18,000 State Bank of India GDR...............................       222,300
     29,500 Tata Engineering and Locomotive Co. Ltd. GDR..........       154,875
     15,000 Videsh Sanchar Nigam Ltd. GDR.........................       372,000
                                                                     -----------
                                                                       1,689,175
                                                                     -----------

 Indonesia -- 1.2%
    113,000 PT Hanjaya Mandala Sampoerna Tbk......................       282,897
                                                                     -----------

 Malaysia -- 2.7%
    122,000 AMMB Holdings Berhad .................................       292,196
    146,000 Gamuda Berhad.........................................       324,700
                                                                     -----------
                                                                         616,896
                                                                     -----------

 Singapore -- 11.4%
     56,000 City Developments Ltd.................................       327,731
     72,000 Datacraft Asia Ltd....................................       597,600
     42,000 DBS Group Holdings Ltd................................       688,235
    226,000 MediaRing.com Ltd. (a)................................       244,177
     85,000 NatSteel Electronics Ltd..............................       448,979
     32,000 Singapore Airlines Ltd................................       363,025
                                                                     -----------
                                                                       2,669,747
                                                                     -----------


                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

   Shares             Security               Value

-----------------------------------------------------
 South Korea -- 22.0%
      6,200 Dongwon Securities Co......   $   133,479
     14,100 H&CB.......................       446,045
     23,909 Hyundai Electronics
             Industries Co.............       506,332
      4,200 Hyundai Motor Co. Ltd......        66,432
     27,818 Hyundai Motor Co. Ltd. GDR
             (a).......................       299,043
      2,500 Korea Telecom Corp.........       393,233
      4,800 Korea Telecom Corp. ADR....       358,800
      4,000 Korea Thrunet Co., Ltd.,
             Class A Shares............       271,500
      8,000 L.G. Chemical Ltd..........       252,372
      3,428 Pohang Iron & Steel Co.,
             Ltd. (b)..................       409,484
      3,800 Samsung Electronics........       888,224
      2,200 Serome Technology Inc.
             (a).......................       467,838
     59,500 Shinhan Bank...............       643,101
                                          -----------
                                            5,135,883
                                          -----------

 Taiwan -- 16.1%
    130,000 Acer Peripherals Inc.......       538,422
     82,000 Advanced Semiconductor
             Engineering Inc. (a)......       292,595
    106,600 Cathay Life Insurance Co.,
             Ltd.......................       256,413
    368,000 Chinatrust Commercial
             Bank......................       427,934
    133,208 Compal Electronics Inc.....       447,734
     60,000 Hon Hai Precision Industry
             Co., Ltd. (a).............       447,304
     81,444 President Chain Store
             Corp......................       359,372
    118,670 Taiwan Semiconductor
             Manufacturing Co. (a).....       631,384
     94,000 United Microelectronics
             Corp., Ltd................       335,414
                                          -----------
                                            3,736,572
                                          -----------
 Thailand -- 2.7%
     28,000 Advanced Info Service
             Public Co. Ltd. (b).......       469,826
    380,000 National Finance Public Co.
             Ltd. (b)..................       168,989
                                          -----------
                                              638,815
                                          -----------
            TOTAL COMMON STOCK
            (Cost -- $15,524,086)......    21,724,697
                                          -----------
    Face
   Amount
 ----------
 EQUITY-LINKED NOTES -- 5.8%


 India -- 3.6%
   $  8,000 Satyam Computer Services
             Ltd., Series B, Equity-
             Linked Note, due 3/31/02
             (d).......................       828,000
                                          -----------
 Singapore -- 2.2%
    188,385 Overseas Union Bank,
             Equity-Linked Note, due
             1/6/02 (c)...................    523,151
                                          -----------
            TOTAL EQUITY-LINKED NOTES
            (Cost -- $392,188)............  1,351,151
                                          -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Warrants            Security               Value

-----------------------------------------------------
 WARRANTS -- 0.4%

 Indonesia -- 0.4%
  3,202,896 PT Bank Panin Indonesia,
             Expires 6/26/00 (a)
             (Cost -- $79,518)............$    83,483
                                          -----------
   Rights
 ----------
 RIGHTS -- 0.5%

 South Korea -- 0.5%
        792 Serome Technology Inc.,
             Subscription Rights (a)(e)
             (Cost -- $0).................    114,206
                                          -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $15,995,792*)........$23,273,537
                                          ===========

------
(a) Non-income producing security.
(b) Foreign shares.
(c) The current principal amount of these notes is equivalent to 152,600 shares of Overseas Union Bank. Redemption proceeds will be determined at the date of redemption based on change in (1) the value of the shares of Overseas Union Bank and (2) the exchange rate between the U.S. Dollar and Singapore Dollar. Interest on the note is equal to the amount of dividends paid on the underlying shares of Overseas Union Bank.
(d) The current principal amount of these notes is equivalent to 314,960 shares of Satyam Computer. Redemption proceeds will be determined at the date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the un-derlying shares of Satyam Computer.
(e) Subscription rights issued on December 31, 1999 at terms of 36 rights for every 100 shares of Serome Technology common stock held. The rights are ex-ercisable for 1 ordinary share each at a subscription price of 77,900KRW.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  ADR  -- American Depository Receipt.
  GDR  -- Global Depository Receipt.
  KRW  -- South Korean Won.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

   Shares                           Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100%
 Canada -- 3.2%
      6,200 CGI Group Inc., Class A Shares.........................   $  265,438
                                                                      ----------
 Finland -- 6.4%
      1,200 Nokia Corp., Sponsored ADR.............................      228,000
      4,500 Sonera Group...........................................      308,520
                                                                      ----------
                                                                         536,520
                                                                      ----------
 France -- 2.1%
      2,500 Axa, Sponsored ADR.....................................      177,500
                                                                      ----------
 Germany -- 2.3%
      2,500 Adidas - Salomon AG....................................      187,646
                                                                      ----------
 Ireland -- 4.1%
      7,100 Allied Irish Banks PLC, Sponsored ADR..................      149,987
      6,400 Elan Corp. PLC, Sponsored ADR..........................      188,800
                                                                      ----------
                                                                         338,787
                                                                      ----------
 Italy -- 5.0%
      9,800 Luxottica Group S.p.A., Sponsored ADR..................      172,112
     22,200 Telecom Italia Mobile S.p.A. ..........................      248,043
                                                                      ----------
                                                                         420,155
                                                                      ----------
 Japan -- 34.5%
      6,000 Canon, Inc.............................................      237,589
         13 DDI Corp...............................................      177,509
        500 Fast Retailing Co. ....................................      202,867
      5,000 Fujitsu Ltd............................................      227,251
        500 Fujitsu Support and Services Inc. .....................      244,319
         11 Nippon Telegraph and Telephone Corp....................      187,750
          9 NTT Data Corp..........................................      206,281
        800 Ryohin Keikaku Co......................................      160,031
        900 Secom Co., Ltd., Unsponsored ADR.......................      197,503
      1,000 Seven-Eleven Japan Co., Ltd. ..........................      158,003
        480 Shohkoh Fund & Co., Ltd. ..............................      189,369
      1,000 Sony Corp..............................................      295,523
      1,000 TDK Corp...............................................      137,618
      1,000 Trend Micro Inc........................................      251,634
                                                                      ----------
                                                                       2,873,247
                                                                      ----------
 Netherlands -- 10.5%
      1,800 ASM Lithography Holding N.V............................      204,750
      3,200 ING Groep N.V., Sponsored ADR..........................      195,200
      8,300 Koninklijke Ahold N.V., Sponsored ADR..................      248,481
      1,500 STMicroelectronics N.V., NY Shares.....................      227,156
                                                                      ----------
                                                                         875,587
                                                                      ----------
 Spain -- 7.0%
     16,900 Banco Santander Central Hispano SA.....................      191,380
      2,650 Telefonica SA, Sponsored ADR...........................      208,853
     42,300 Telepizza SA...........................................      178,992
                                                                      ----------
                                                                         579,225
                                                                      ----------
 Switzerland -- 2.6%
      1,800 ABB Ltd................................................      220,029
                                                                      ----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

   Shares                           Security                            Value

--------------------------------------------------------------------------------
 United Kingdom -- 22.3%
     64,400 Ashtead Group PLC......................................   $  176,215
     15,100 Cobham PLC.............................................      188,915
     39,400 Invensys PLC...........................................      213,073
     16,500 Johnson Matthey PLC....................................      173,801
     14,700 Lloyds TSB Group PLC...................................      183,436
     15,300 Misys PLC..............................................      232,911
     15,900 Provident Financial PLC................................      174,539
     47,400 Rentokil Initial PLC...................................      172,549
     15,700 Shire Pharmaceuticals Group PLC........................      156,757
      3,700 Vodafone AirTouch PLC, Sponsored ADR...................      183,150
                                                                      ----------
                                                                       1,855,346
                                                                      ----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $6,667,641*)..................................   $8,329,480
                                                                      ==========

------
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Small Cap Growth Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 86.7%

 Basic Industries -- 3.3%
     100,000 The Geon Co. ......................................   $  3,250,000
     125,000 OM Group, Inc......................................      4,304,687
     175,000 Steel Dynamics, Inc. (a) ..........................      2,789,063
                                                                   ------------
                                                                     10,343,750
                                                                   ------------

 Communications -- 10.3%
      36,500 Cox Radio, Inc., Class A Shares (a)................      3,640,875
      95,000 Electric Lightwave, Inc., Class A Shares (a).......      1,781,250
      70,000 Entercom Communications Corp. (a)..................      4,620,000
     147,000 GST Telecommunications, Inc. (a)...................      1,332,187
     132,000 ICG Communications, Inc. (a).......................      2,475,000
      50,000 Intermedia Communications, Inc. (a)................      1,940,625
             Metromedia Fiber Network, Inc., Class A Shares
     100,000 (a)................................................      4,793,750
      50,000 Pac-West Telecomm, Inc. (a)........................      1,325,000
      40,000 Pegasus Communications Corp. (a)...................      3,910,000
             Rogers Cantel Mobile Communications Inc., Class B
      77,800 Shares (a).........................................      2,829,975
      46,500 WinStar Communications, Inc. (a)...................      3,481,688
                                                                   ------------
                                                                     32,130,350
                                                                   ------------

 Consumer -- 14.7%
     100,000 Abercrombie & Fitch Co., Class A Shares (a)........      2,668,750
      50,000 Charles River Associates Inc. (a)..................      1,675,000
      25,000 Coca-Cola Bottling Consolidated....................      1,184,375
     125,000 Cost Plus, Inc. (a)................................      4,453,125
      35,000 Cutter & Buck Inc. (a).............................        529,375
     160,000 DeVry, Inc. (a)....................................      2,980,000
      35,000 Dura Automotive Systems, Inc. (a)..................        610,312
      60,000 eCollege.com (a)...................................        656,250
      40,000 FactSet Research Systems Inc.......................      3,185,000
     165,000 Fossil, Inc. (a)...................................      3,815,625
      40,000 Maximus, Inc. (a)..................................      1,357,500
     150,000 Michael Foods, Inc.................................      3,693,750
      50,000 On Assignment, Inc. (a)............................      1,493,750
     160,000 The Profit Recovery Group International, Inc. (a)..      4,250,000
      55,000 QRS Corp. (a)......................................      5,737,188
             Sinclair Broadcast Group, Inc., Class A Shares
     122,000 (a)................................................      1,488,781
      95,000 Station Casinos, Inc. (a)..........................      2,131,563
      60,000 Trex Co., Inc. (a).................................      1,605,000
      50,000 Williams-Sonoma, Inc. (a)..........................      2,300,000
                                                                   ------------
                                                                     45,815,344
                                                                   ------------

 Energy -- 3.6%
     150,000 Newfield Exploration Co. (a).......................      4,012,500
       5,000 Paradigm Geophysical Ltd. (a)......................         24,531
     200,000 Pogo Producing Co..................................      4,100,000
      50,000 Rowan Cos. Inc. (a)................................      1,084,375
      38,000 SEACOR SMIT Inc. (a)...............................      1,966,500
                                                                   ------------
                                                                     11,187,906
                                                                   ------------

 Financial Services -- 4.6%
      65,000 Banknorth Group, Inc. .............................      1,738,750
      75,000 Commerce Bancorp, Inc. ............................      3,032,812

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Small Cap Growth Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Financial Services -- 4.6% (continued)
     100,000 Legg Mason, Inc....................................   $  3,625,000
     110,000 Protective Life Corp...............................      3,499,375
      90,000 Westamerica Bancorporation.........................      2,514,375
                                                                   ------------
                                                                     14,410,312
                                                                   ------------

 Health Care -- 3.8%
     110,000 Alpharma Inc., Class A Shares (a)..................      3,382,500
      31,900 COR Therapeutics, Inc. (a).........................        857,312
             Health Management Associates, Inc., Class A Shares
     100,000 (a)................................................      1,337,500
      26,000 IDEC Pharmaceuticals Corp. (a).....................      2,554,500
     135,000 MedQuist Inc. (a)..................................      3,484,688
       5,000 Vertex Pharmaceuticals Inc. (a)....................        175,000
                                                                   ------------
                                                                     11,791,500
                                                                   ------------

 Real Estate -- 0.8%
      40,000 Cousins Properties, Inc. ..........................      1,357,500
      41,800 PS Business Parks, Inc. ...........................        950,950
                                                                   ------------
                                                                      2,308,450
                                                                   ------------

 Technology -- 45.6%
      43,500 Applied Micro Circuit Corp. (a)....................      5,535,375
     147,000 ASM International N.V. (a).........................      3,381,000
     200,000 Brooktrout Inc. (a)................................      3,712,500
      30,000 Commerce One, Inc. (a).............................      5,895,000
     108,000 Concord Communications, Inc. (a)...................      4,792,500
     245,000 Digital Microwave Corp. (a)........................      5,742,188
      22,000 Drugstore.com, Inc. (a)............................        796,125
      60,100 Engage Technologies, Inc. (a)......................      3,606,000
      75,000 Exar Corp. (a).....................................      4,415,625
      60,000 Inet Technologies, Inc. (a)........................      4,192,500
     195,000 Insight Enterprises, Inc. (a)......................      7,921,875
     150,000 Keane, Inc. (a)....................................      4,762,500
      24,900 The Knot, Inc. (a).................................        210,094
     120,000 Legato Systems, Inc. (a)...........................      8,257,500
      75,000 Micro Linear Corp. (a).............................        642,187
     300,000 Micron Electronics, Inc. (a).......................      3,337,500
      25,000 MTI Technology Corp. (a)...........................        921,875
     140,000 Network Appliance, Inc. (a)........................     11,628,750
     154,800 Newport Corp. .....................................      7,082,100
     100,000 Oak Industries Inc. (a)............................     10,612,500
      42,000 Ortel Corp. (a)....................................      5,040,000
     225,000 PairGain Technologies, Inc. (a)....................      3,192,188
      13,200 PlanetRx.com, Inc. (a).............................        191,400
      70,000 Polycom, Inc. (a)..................................      4,458,125
     229,000 S3 Inc. (a)........................................      2,647,813
     100,000 Sawtek Inc. (a)....................................      6,656,250
     160,000 Siebel Systems, Inc. (a)...........................     13,440,000
      90,000 Technology Solutions Co. (a).......................      2,947,500
      18,500 TranSwitch Corp. (a)...............................      1,342,405
      60,500 Visual Networks, Inc. (a)..........................      4,794,625
                                                                   ------------
                                                                    142,156,000
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $166,852,156).............................    270,143,612
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Small Cap Growth Fund

-------------------------------------------------------------------------------
  Contracts                        Security                           Value

-------------------------------------------------------------------------------
 PURCHASED PUT OPTIONS (a) -- 0.1%
             Cost Plus Inc.:
         100 Expires 2/19/00, exercise price $30................   $      6,875
         150 Expires 2/19/00, exercise price $35................         44,062
             IDEC Pharmaceuticals, Expires 1/22/00, exercise
         400 price $55..........................................          5,000
             Metromedia Fiber Network, Inc.:
         350 Expires 1/22/00, exercise price $22.50.............          4,375
       1,150 Expires 1/22/00, exercise price $25................         14,375
             Williams-Sonoma, Inc., Expires 1/22/00, exercise
         500 price $50..........................................        268,750
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $965,288).................................        343,437
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $167,817,444).............................    270,487,049
                                                                   ------------
    Face
   Amount
 -----------
 REPURCHASE AGREEMENT -- 13.2%
 $41,277,000 State Street Bank & Trust Co., 3.000% due 1/3/00;
              Proceeds at maturity -- $41,287,319; (Fully
              collateralized by U.S. Treasury Notes, 8.500% due
              2/15/20; Market value -- $42,105,825) (Cost --
               $41,277,000).....................................     41,277,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $209,094,444*)............................   $311,764,049
                                                                   ============

------
(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100%

 Broadcasting & Publishing -- 1.2%
  1,650  Gannett Co., Inc. .......................................   $   134,578
                                                                     -----------

 Business Services -- 3.1%
  4,250  Automatic Data Processing, Inc...........................       228,969
  1,255  Lexmark International Group, Inc. (a)....................       113,577
                                                                     -----------
                                                                         342,546
                                                                     -----------

 Commercial Services -- 3.0%
  3,800  The Interpublic Group of Cos., Inc.......................       219,212
  1,110  Omnicom Group Inc........................................       111,000
                                                                     -----------
                                                                         330,212
                                                                     -----------

 Communications -- 3.0%
  2,770  Bell Atlantic Corp.......................................       170,528
  3,430  BellSouth Corp. .........................................       160,567
                                                                     -----------
                                                                         331,095
                                                                     -----------

 Computers -- 8.5%
  3,220  Dell Computer Corp. (a)..................................       164,220
    650  EMC Corp. (a)............................................        71,013
  3,030  Intel Corp...............................................       249,407
  3,310  International Business Machines Corp. ...................       357,480
  1,110  Sun Microsystems, Inc. (a)...............................        85,956
                                                                     -----------
                                                                         928,076
                                                                     -----------

 Consumer Non-Cyclicals -- 3.8%
  3,310  The Coca-Cola Co. .......................................       192,808
  1,990  The Procter & Gamble Co. ................................       218,029
                                                                     -----------
                                                                         410,837
                                                                     -----------

 Drugs & Health Care -- 12.0%
  1,390  Amgen Inc. (a)...........................................        83,487
  3,570  Bristol-Myers Squibb Co..................................       229,149
    910  Eli Lilly & Co. .........................................        60,515
  2,400  Johnson & Johnson........................................       223,500
  1,170  Medtronic, Inc. .........................................        42,632
  3,680  Merck & Co., Inc. .......................................       246,790
  3,990  Pfizer Inc. .............................................       129,426
  3,900  Schering-Plough Corp. ...................................       164,531
  1,620  Warner-Lambert Co. ......................................       132,739
                                                                     -----------
                                                                       1,312,769
                                                                     -----------

 Electronics -- 1.3%
  2,360  Emerson Electric Co. ....................................       135,405
                                                                     -----------

 Entertainment -- 0.5%
  1,140  Carnival Corp. ..........................................        54,506
                                                                     -----------

 Finance -- 7.9%
  1,090  American Express Co. ....................................       181,213
  2,760  Associates First Capital Corp............................        75,728
  2,430  The Bank of New York Co., Inc. ..........................        97,200
  1,960  The Chase Manhattan Corp. ...............................       152,267

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Finance -- 7.9% (continued)
  2,430  Concord EFS, Inc. (a)....................................   $    62,573
  1,400  Fannie Mae...............................................        87,412
  1,400  Golden West Financial Corp. .............................        46,900
  5,810  MBNA Corp. ..............................................       158,322
                                                                     -----------
                                                                         861,615
                                                                     -----------

 Industrial Manufacturing & Processing -- 13.1%
  2,150  Danaher Corp.............................................       103,738
  4,500  General Electric Co......................................       696,375
  1,380  Illinois Tool Works Inc..................................        93,236
  2,440  Johnson Controls, Inc. ..................................       138,775
  2,400  Solectron Corp. (a)......................................       228,300
  4,460  Tyco International Ltd...................................       173,382
                                                                     -----------
                                                                       1,433,806
                                                                     -----------
 Insurance -- 3.8%
  2,640  American International Group, Inc........................       285,450
  1,315  Marsh & McLennan Cos., Inc. .............................       125,829
                                                                     -----------
                                                                         411,279
                                                                     -----------
 Oil & Gas -- 6.2%
  4,510  Exxon Mobil Corp.........................................       363,337
  6,500  Global Marine Inc. (a)...................................       108,062
  1,670  Schlumberger Ltd.........................................        93,937
  3,443  Transocean Sedco Forex Inc...............................       115,997
                                                                     -----------
                                                                         681,333
                                                                     -----------
 Retail -- 8.2%
  2,700  Bed Bath & Beyond Inc. (a)...............................        93,825
  3,180  The Home Depot, Inc......................................       218,029
    840  Kohl's Corp. (a).........................................        60,637
    530  Lowe's Cos., Inc.........................................        31,668
  2,350  Ross Stores, Inc.........................................        42,153
  5,760  Wal-Mart Stores, Inc.....................................       398,160
  1,710  Walgreen Co..............................................        50,017
                                                                     -----------
                                                                         894,489
                                                                     -----------
 Software -- 8.1%
    380  BMC Software, Inc. (a)...................................        30,376
  5,740  Microsoft Corp. (a)......................................       670,145
  1,340  Oracle Corp. (a).........................................       150,164
  1,450  PeopleSoft, Inc. (a).....................................        30,903
                                                                     -----------
                                                                         881,588
                                                                     -----------
 Technology -- 11.4%
    850  Altera Corp. (a).........................................        42,128
  1,910  America Online, Inc. (a).................................       144,086
  4,800  Cisco Systems, Inc. (a)..................................       514,200
    800  Linear Technology Corp...................................        57,250
  4,390  Lucent Technologies Inc..................................       328,427
  1,600  Maxim Integrated Products, Inc. (a)......................        75,500
    400  Microchip Technology Inc. (a)............................        27,375
    890  Tellabs, Inc. (a)........................................        57,127
                                                                     -----------
                                                                       1,246,093
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Telecommunications -- 4.9%
  3,220  AT&T Corp................................................   $   163,415
  1,530  GTE Corp.................................................       107,961
  5,330  SBC Communications Inc...................................       259,838
                                                                     -----------
                                                                         531,214
                                                                     -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $10,122,746*)...................................   $10,921,441
                                                                     ===========

------
(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 90.0%

 Basic Industries -- 8.7%
     250,000 AK Steel Holding Corp..............................   $  4,718,750
     250,000 Crown Cork & Seal Co., Inc. .......................      5,593,750
     175,000 The Geon Co. ......................................      5,687,500
      90,000 International Paper Co.............................      5,079,375
     500,000 LTV Corp. .........................................      2,062,500
     100,000 Olin Corp. ........................................      1,981,250
     150,000 OM Group, Inc......................................      5,165,625
                                                                   ------------
                                                                     30,288,750
                                                                   ------------

 Capital Goods -- 1.1%
   1,000,000 Harnischfeger Industries, Inc......................        406,250
      60,000 Ingersoll-Rand Co..................................      3,303,750
                                                                   ------------
                                                                      3,710,000
                                                                   ------------

 Communications -- 8.8%
     100,000 Bell Atlantic Corp. ...............................      6,156,250
      70,000 GTE Corp. .........................................      4,939,375
      67,500 MCI WorldCom, Inc. (a).............................      3,581,719
      40,000 NTL Inc. (a).......................................      4,990,000
             Rogers Cantel Mobile Communications Inc., Class B
     200,000 Shares (a).........................................      7,275,000
      75,000 SBC Communications Inc.............................      3,656,250
                                                                   ------------
                                                                     30,598,594
                                                                   ------------

 Consumer Cyclicals -- 8.6%
     100,000 Costco Wholesale Corp. (a).........................      9,125,000
     225,000 Federated Department Stores, Inc. (a)..............     11,376,563
     466,286 Fine Host Corp. (a)(b).............................      4,373,074
     300,000 Primedia Inc. (a)..................................      4,950,000
                                                                   ------------
                                                                     29,824,637
                                                                   ------------

 Consumer Non-Cyclicals -- 23.9%
     100,000 AT&T Corp. - Liberty Media, Class A Shares (a).....      5,675,000
      50,000 Delhaize America, Inc., Class A Shares.............      1,015,625
     300,000 Delhaize America, Inc., Class B Shares.............      6,262,500
      75,000 Hannaford Bros. Co. ...............................      5,198,438
     175,000 Hearst-Argyle Television, Inc. (a).................      4,659,375
     250,000 Hormel Foods Corp..................................     10,156,250
     250,000 John B. Sanfilippo & Son, Inc. (a).................      1,000,000
     250,000 Michael Foods, Inc.................................      6,156,250
   1,050,000 Nabisco Group Holdings Corp. ......................     11,156,250
     150,000 The News Corp. Ltd. ADR............................      5,015,625
     350,000 The Pepsi Bottling Group, Inc. ....................      5,796,875
     125,000 Philip Morris Cos., Inc. ..........................      2,898,438
     255,000 Safeway, Inc. (a)..................................      9,068,438
             Sinclair Broadcast Group, Inc., Class A Shares
     300,000 (a)................................................      3,660,938
     350,000 Tyson Foods, Inc., Class A Shares..................      5,687,500
                                                                   ------------
                                                                     83,407,502
                                                                   ------------

 Energy -- 10.5%
     150,000 Conoco Inc. .......................................      3,731,250
     275,000 Devon Energy Co. ..................................      9,040,625
     275,000 Paradigm Geophysical Ltd. (a)......................      1,349,219

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Capital Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Energy -- 10.5% (continued)
     375,000 R&B Falcon Corp. (a)................................   $  4,968,750
     100,000 Suncor Energy, Inc..................................      4,175,000
     475,000 Tesoro Petroleum Corp. (a)..........................      5,492,188
     150,000 Tosco Corp. ........................................      4,078,125
     200,000 Valero Energy Corp. ................................      3,975,000
                                                                    ------------
                                                                      36,810,157
                                                                    ------------
 Financial Services -- 8.6%
     150,000 The Bank of New York Co., Inc.......................      6,000,000
     100,000 Comerica, Inc.......................................      4,668,750
     100,000 FleetBoston Financial Group, Inc....................      3,481,250
      50,000 Goldman Sachs Group, Inc............................      4,709,375
     100,000 Mercantile Bankshares Corp..........................      3,193,750
     216,000 Peoples Heritage Financial Group, Inc. .............      3,253,500
     150,000 Protective Life Corp................................      4,771,875
                                                                    ------------
                                                                      30,078,500
                                                                    ------------
 Health Care -- 1.6%
     125,000 Pharmacia & Upjohn, Inc.............................      5,625,000
                                                                    ------------
 Technology -- 17.2%
     100,000 3Com Corp. (a)......................................      4,700,000
     175,000 Advanced Micro Devices, Inc. (a)....................      5,064,063
     100,000 Amdocs Ltd. (a).....................................      3,450,000
      25,000 Comverse Technology, Inc. (a).......................      3,618,750
     125,000 Cypress Semiconductor Corp. (a).....................      4,046,875
     200,000 Digital Microwave Corp. (a).........................      4,687,500
      30,000 International Business Machines Corp................      3,240,000
     175,000 Newbridge Networks Corp. (a)........................      3,948,438
      60,000 Plantronics, Inc. (a)...............................      4,293,750
     450,000 S3 Inc. (a).........................................      5,203,125
     270,000 Seagate Technology, Inc. (a)........................     12,571,870
     325,000 SpeedFam-IPEC, Inc. (a).............................      4,204,688
      25,000 Technology Solutions Co. (a)........................        818,750
                                                                    ------------
                                                                      59,847,809
                                                                    ------------
 Transportation/Service -- 1.0%
      50,000 United Parcel Service, Inc..........................      3,450,000
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost -- $259,716,280)..............................    313,640,949
                                                                    ------------
    Face
   Amount
 -----------
 CONVERTIBLE CORPORATE BONDS -- 1.3%

 Consumer Cyclicals -- 1.3%
             Sunbeam Corp.:
 $25,000,000 Zero coupon due 3/25/18 (c).........................      3,875,000
   5,000,000 Zero coupon due 3/25/18.............................        775,000
                                                                    ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $6,094,204)................................      4,650,000
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 1.6%
 Basic Industries -- 0.0%
             Breed Technologies Inc., 9.250% due 4/15/08
  $2,500,000 (a)(d).............................................   $     75,000
                                                                   ------------
 Capital Goods -- 1.5%
             Harnischfeger Industries, Inc.:
   9,000,000 8.700% due 6/15/22 (a)(d)..........................      3,690,000
   3,500,000 7.250% due 12/15/25 (a)(d).........................      1,435,000
                                                                   ------------
                                                                      5,125,000
                                                                   ------------

 Financial Services -- 0.1%
             ContiFinancial Corp.:
     875,000 7.500% due 3/15/02.................................        105,000
   2,625,000 8.125% due 8/15/03.................................        315,000
                                                                   ------------
                                                                        420,000
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $6,437,609)...............................      5,620,000
                                                                   ------------

  Contracts
 -----------
 PURCHASED PUT OPTIONS -- 0.1%
             Amazon.com, Inc., Expires 1/22/00, exercise price
      10,000 $80................................................         90,000
             Rite Aid Corp., Expires 1/22/00, exercise price
      50,000 $10................................................         20,313
             S&P 500 Index Option, Expires 1/22/00, exercise
      25,000 price $1,425.......................................        356,250
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $542,550).................................        466,563
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $272,790,643).............................    324,377,512
                                                                   ------------

    Face
   Amount
 -----------
 REPURCHASE AGREEMENT -- 7.0%
 $24,359,000 State Street Bank & Trust Co., 3.000% due 1/3/00;
              Proceeds at maturity -- $24,365,088; (Fully
              collateralized by U.S. Treasury Notes, 9.125% due
              5/15/18; Market value -- $24,849,825) (Cost --
               $24,359,000).....................................     24,359,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $297,149,643*)............................   $348,736,512
                                                                   ============

------
(a) Non-income producing security.
(b) Security valued in accordance with fair valuation procedures.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 92.3%
 Basic Industries -- 3.7%
     160,000 Alcoa, Inc..........................................   $ 13,280,000
     280,000 International Paper Co..............................     15,802,500
                                                                    ------------
                                                                      29,082,500
                                                                    ------------
 Capital Goods -- 4.3%
     230,000 Honeywell International Inc.........................     13,268,125
     200,000 Ingersoll-Rand Co...................................     11,012,500
     260,000 Tyco International Ltd..............................     10,107,500
                                                                    ------------
                                                                      34,388,125
                                                                    ------------
 Communication Services -- 8.0%
     258,000 Bell Atlantic Corp..................................     15,883,125
      48,000 General Motors Corp., Class H Shares................      4,608,000
     215,000 GTE Corp............................................     15,170,937
     247,500 MCI WorldCom, Inc. (a)..............................     13,132,969
     295,000 SBC Communications Inc..............................     14,381,250
                                                                    ------------
                                                                      63,176,281
                                                                    ------------
 Consumer Cyclicals -- 4.8%
     130,000 Costco Wholesale Corp. (a)..........................     11,862,500
     170,000 Dayton Hudson Corp..................................     12,484,375
     275,000 Federated Department Stores, Inc. (a)...............     13,904,688
                                                                    ------------
                                                                      38,251,563
                                                                    ------------
 Consumer Non-Cyclicals -- 17.1%
     250,000 AT&T Corp. - Liberty Media, Class A Shares..........     14,187,500
     325,000 Coca-Cola Enterprises Inc...........................      6,540,625
     208,000 Delhaize America, Inc., Class A Shares..............      4,225,000
     122,000 Delhaize America, Inc., Class B Shares..............      2,546,750
   1,125,000 Nabisco Group Holdings Corp.........................     11,953,125
     584,900 The News Corp. Ltd. ADR.............................     19,557,594
     830,000 The Pepsi Bottling Group, Inc.......................     13,746,875
     405,000 Philip Morris Cos. Inc..............................      9,390,938
     216,700 R.J. Reynolds Tobacco Holdings, Inc.................      3,819,338
     520,000 Ralston Purina Group................................     14,495,000
     470,000 Safeway Inc. (a)....................................     16,714,375
     643,500 Tyson Foods, Inc., Class A Shares...................     10,456,875
     135,000 Viacom Inc., Class B Shares (a).....................      8,159,063
                                                                    ------------
                                                                     135,793,058
                                                                    ------------
 Energy -- 9.2%
     150,000 Amerada Hess Corp...................................      8,512,500
     110,000 Atlantic Richfield Co...............................      9,515,000
     252,000 Burlington Resources Inc............................      8,331,750
     486,300 Conoco Inc., Class A Shares.........................     12,035,925
     205,000 Royal Dutch Petroleum Co. ADR.......................     12,389,688
     220,000 Total Fina SA ADR...................................     15,235,000
     290,000 USX - Marathon Group................................      7,159,375
                                                                    ------------
                                                                      73,179,238
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                           Security                           Value

--------------------------------------------------------------------------------
 Financial Services -- 18.4%
      85,600 American Express Co..................................  $ 14,231,000
     115,000 American General Corp................................     8,725,625
     251,600 Associates First Capital Corp........................     6,903,275
     465,000 The Bank of New York Co., Inc........................    18,600,000
     190,000 The Chase Manhattan Corp.............................    14,760,625
     275,000 Comerica Inc.........................................    12,839,063
     332,367 FleetBoston Financial Corp...........................    11,570,526
     185,000 Freddie Mac..........................................     8,706,562
     125,000 The Goldman Sachs Group, Inc.........................    11,773,438
     275,000 Household International, Inc.........................    10,243,750
     148,000 Morgan Stanley Dean Witter & Co......................    21,127,000
     198,750 UnumProvident Corp...................................     6,372,422
                                                                    ------------
                                                                     145,853,286
                                                                    ------------

 Health Care -- 7.5%
     220,000 Abbott Laboratories..................................     7,988,750
     185,000 American Home Products Corp..........................     7,295,938
     240,000 Becton, Dickinson and Co.............................     6,420,000
     200,000 Eli Lilly and Co.....................................    13,300,000
     175,000 Merck & Co., Inc.....................................    11,735,937
     289,000 Pharmacia & Upjohn, Inc..............................    13,005,000
                                                                    ------------
                                                                      59,745,625
                                                                    ------------

 Technology -- 15.5%
     235,000 3Com Corp. (a).......................................    11,045,000
     405,000 Alcatel SA ADR.......................................    18,225,000
     275,000 Compuware Corp. (a)..................................    10,243,750
     100,000 Corning Inc..........................................    12,893,750
     150,000 Hewlett-Packard Co...................................    17,090,625
     134,000 Intel Corp...........................................    11,029,875
     148,000 International Business Machines Corp.................    15,984,000
     350,000 Seagate Technology, Inc. (a).........................    16,296,875
     110,000 Texas Instruments Inc................................    10,656,250
                                                                    ------------
                                                                     123,465,125
                                                                    ------------

 Transportation -- 2.4%
     280,000 Canadian National Railway Co.........................     7,367,500
     270,000 Canadian Pacific Ltd.................................     5,821,875
      86,000 Union Pacific Corp...................................     3,751,750
      28,800 United Parcel Service, Inc., Class B Shares..........     1,987,200
                                                                    ------------
                                                                      18,928,325
                                                                    ------------

 Utilities -- 1.4%
     125,100 The Coastal Corp.....................................     4,433,232
     206,400 The Williams Cos., Inc...............................     6,308,100
                                                                    ------------
                                                                      10,741,332
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost -- $541,596,352)...............................   732,604,458
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Investors Value Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 1.1%

 Telecommunications & Utilities -- 1.1%
             NTL Inc., Sub. Notes:
 $ 1,750,000 7.000% due 12/15/08................................   $  4,628,750
   3,950,000 5.750% due 12/15/09 (b)............................      4,266,000
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $5,700,000)...............................      8,894,750
                                                                   ------------
  Contracts
 -----------
 PURCHASED PUT OPTIONS -- 0.1%
      85,600 American Express Co., Expires 1/22/00, exercise
              price $150........................................        123,050
     160,000 Texas Instruments Inc., Expires 1/22/00, exercise
              price $57.50......................................         14,880
             Tyco International Ltd.:
     172,800 Expires 1/22/00, exercise price $40.00.............        518,400
      87,200 Expires 1/22/00, exercise price $42.50.............        408,750
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $2,133,457)...............................      1,065,080
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $549,429,809).............................    742,564,288
                                                                   ------------

 Face Amount
 -----------
 REPURCHASE AGREEMENT -- 6.5%
 $51,867,000 State Street Bank & Trust Co., 3.000% due 1/3/00;
              Proceeds at maturity -- $51,867,000; (Fully
              collateralized by U.S. Treasury Bonds, 8.875% due
              2/15/19; Market value -- $52,909,106) (Cost --
               $51,867,000).....................................     51,867,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $601,296,809*)............................   $794,431,288
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 50.6%
 Basic Industries -- 0.9%
    218,600 USEC Inc.............................................   $  1,530,200
                                                                    ------------
 Capital Goods -- 2.0%
     20,726 Cooper Industries, Inc. (a)..........................        838,108
     36,000 Pitney Bowes Inc.....................................      1,739,250
     37,000 Stone & Webster, Inc.................................        622,062
                                                                    ------------
                                                                       3,199,420
                                                                    ------------
 Communications -- 9.2%
     20,000 AT&T Corp. ..........................................      1,015,000
     80,000 BCE Inc. (a).........................................      7,215,000
     40,000 Bell Atlantic Corp. (a)..............................      2,462,500
     28,000 GTE Corp. ...........................................      1,975,750
     50,000 SBC Communications Inc...............................      2,437,500
                                                                    ------------
                                                                      15,105,750
                                                                    ------------
 Consumer Cyclicals -- 3.1%
      8,705 DaimlerChrysler AG...................................        681,166
     19,500 Eastman Kodak Co.....................................      1,291,875
     27,428 Fine Host Corp. (b)+.................................        257,234
     20,240 Hollinger International Inc., Class A Shares.........        261,855
      6,000 J.C. Penney Co., Inc.................................        119,625
     33,150 The May Department Stores Co.........................      1,069,087
     48,000 Sears, Roebuck & Co..................................      1,461,000
                                                                    ------------
                                                                       5,141,842
                                                                    ------------
 Consumer Non-Cyclicals -- 4.7%
     70,000 Avon Products, Inc. (a)..............................      2,310,000
     13,000 The Coca-Cola Co.....................................        757,250
     50,000 Delhaize America, Inc., Class B Shares...............      1,043,750
     10,000 H.J. Heinz Co. ......................................        398,125
     20,000 Hormel Foods Corp....................................        812,500
      6,000 McDonald's Corp. ....................................        241,875
      8,000 PepsiCo, Inc.........................................        282,000
     10,000 Philip Morris Cos. Inc. .............................        231,875
     45,000 Ralston Purina Group.................................      1,254,375
     40,000 Rite Aid Corp........................................        447,500
                                                                    ------------
                                                                       7,779,250
                                                                    ------------
 Energy -- 9.4%
     25,000 Amerada Hess Corp. (a)...............................      1,418,750
     30,436 BP Amoco PLC.........................................      1,805,235
     41,482 Exxon Mobil Corp. ...................................      3,341,894
     50,000 Halliburton Co. .....................................      2,012,500
     16,000 Royal Dutch Petroleum Co. ADR........................        967,000
     20,000 Schlumberger Ltd. ...................................      1,125,000
     95,000 Suncor Energy, Inc...................................      3,966,250
     12,000 Texaco Inc...........................................        651,750
      3,872 Transocean Sedco Forex Inc...........................        130,438
                                                                    ------------
                                                                      15,418,817
                                                                    ------------
 Financial Services -- 5.4%
     30,000 The Allstate Corp....................................        720,000
      1,945 American International Group, Inc....................        210,303
      9,000 Bank of America Corp.................................        451,688

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Financial Services -- 5.4% (continued)
     18,000 The Chubb Corp. ....................................   $  1,013,625
     30,000 CIGNA Corp. ........................................      2,416,875
     20,000 First Union Corp....................................        656,250
     30,000 Fleet Financial Group, Inc..........................      1,044,375
     23,000 Marsh & McLennan Cos., Inc. ........................      2,200,813
      5,700 Nationwide Financial Services, Inc., Class A
             Shares.............................................        159,244
                                                                   ------------
                                                                      8,873,173
                                                                   ------------

 Health Care -- 3.7%
     42,000 American Home Products Corp. .......................      1,656,375
     26,000 Bausch & Lomb Inc. .................................      1,779,375
      4,000 Johnson & Johnson...................................        372,500
      8,000 Merck & Co., Inc....................................        536,500
     10,000 Monsanto Co.........................................        356,250
     30,000 Pfizer Inc. ........................................        973,125
     10,000 Pharmacia & Upjohn, Inc.............................        450,000
                                                                   ------------
                                                                      6,124,125
                                                                   ------------

 Real Estate Investment Trust -- 5.8%
     67,500 Arden Realty, Inc...................................      1,354,219
     35,000 Bedford Property Investors, Inc.....................        597,188
     55,000 Brandywine Realty Trust.............................        900,625
     45,000 Duke-Weeks Realty Corp. ............................        877,500
     65,000 Glenborough Realty Trust Inc. ......................        869,375
     46,950 JDN Realty Corp.....................................        757,069
     75,000 Mid-Atlantic Realty Trust...........................        754,688
     84,000 New Plan Excel Realty Trust.........................      1,328,250
     18,000 Prentiss Properties Trust...........................        378,000
     35,000 Reckson Associates Realty Corp......................        717,500
     30,000 Sun Communities, Inc................................        965,625
                                                                   ------------
                                                                      9,500,039
                                                                   ------------

 Technology -- 2.3%
     31,000 International Business Machines Corp. ..............      3,348,000
     15,000 Xerox Corp. ........................................        340,312
                                                                   ------------
                                                                      3,688,312
                                                                   ------------

 Transportation -- 2.8%
     60,000 Canadian National Railway Co. ......................      1,578,750
     60,000 Union Pacific Corp..................................      2,617,500
      6,200 United Parcel Service, Inc., Class B Shares.........        427,800
                                                                   ------------
                                                                      4,624,050
                                                                   ------------

 Utilities -- 1.3%
     40,000 Edison International................................      1,047,500
     45,000 Reliant Energy, Inc.................................      1,029,375
                                                                   ------------
                                                                      2,076,875
                                                                   ------------
            TOTAL COMMON STOCK
            (Cost -- $75,095,620)...............................     83,061,853
                                                                   ------------
 CONVERTIBLE PREFERRED STOCK -- 4.4%

 Basic Industries -- 0.6%
     30,000 Crown Cork & Seal, 4.500%...........................        622,500
      7,000 International Paper Capital Trust, 5.250%...........        381,500
                                                                   ------------
                                                                      1,004,000
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Communications -- 1.1%
     20,000 MCI WorldCom, Inc., $2.25...........................   $  1,026,250
      5,000 Sprint Corp., 8.250%................................        371,250
      7,500 UnitedGlobalCom, Series D, 7.000%...................        468,750
                                                                   ------------
                                                                      1,866,250
                                                                   ------------

 Consumer Cyclicals -- 0.4%
     12,500 Wendy's Financing Series, 5.000%....................        598,438
                                                                   ------------

 Consumer Non-Cyclicals -- 0.1%
      5,000 Ralston Purina Co., 7.000%..........................        182,813
                                                                   ------------

 Energy -- 1.4%
     30,000 Kerr-McGee Corp., 5.500%............................        990,000
     15,000 Pogo Trust I, 6.500%................................        738,750
     20,000 Tesoro Petroleum Corp., 7.250%......................        240,000
      7,500 Tosco Financing Trust, 5.750%.......................        357,186
                                                                   ------------
                                                                      2,325,936
                                                                   ------------
 Technology -- 0.3%
     15,000 Amdocs (TRACES) Trust Automatic Common Exchange
             Securities, 6.750% due 9/11/02.....................        481,875
                                                                   ------------
 Transportation -- 0.3%
     12,000 Canadian National Railway Co., 5.250%...............        504,000
            TCR Holding (b):
        321 Class B Shares......................................              3
        177 Class C Shares......................................              2
        466 Class D Shares......................................              5
        964 Class E Shares......................................              9
                                                                   ------------
                                                                        504,019
                                                                   ------------

 Utilities -- 0.2%
      6,000 El Paso Energy Capital Trust I, 4.750%..............        302,250
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $6,715,482)................................      7,265,581
                                                                   ------------

   Rights
 ----------
 RIGHTS -- 0.0%

 Real Estate Investment Trust -- 0.0%
     70,000 Excel Realty Trust, Inc., Expires 5/1/08............              0
     65,000 Glenborough Realty Trust Inc., Expires 7/20/08......              0
                                                                   ------------
            TOTAL RIGHTS
            (Cost -- $0)........................................              0
                                                                   ------------
    Face
   Amount
 ----------
 CORPORATE BONDS -- 17.5%

 Basic Industries -- 2.0%
 $  200,000 Berry Plastics Corp., 12.250% due 4/15/04...........        205,000
    125,000 Breed Technologies Inc., 9.250% due 4/15/08 (b)(e)..          3,750
    250,000 Federal-Mogal Co., 7.500% due 1/15/09...............        226,563
    125,000 Hexcel Corp., 9.750% due 1/15/09....................        105,000
    125,000 Huntsman Corp., 9.500% due 7/1/07 (c)...............        119,375
    125,000 Indesco International Inc., 9.750% due 4/15/08......         56,250
    250,000 Millar Western Forest Products, 9.875% due 5/15/08..        250,000
    250,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.........        243,750
  1,100,000 Praxair Inc., 6.150% due 4/15/03....................      1,051,875

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Basic Industries -- 2.0% (continued)
 $  200,000 Radnor Holdings Inc., 10.000% due 12/1/03...........   $    200,500
  1,000,000 Raytheon Co., 6.150% due 11/1/08....................        885,000
                                                                   ------------
                                                                      3,347,063
                                                                   ------------

 Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07..........        123,750
                                                                   ------------

 Consumer Cyclicals -- 1.2%
    250,000 Cole National Group Inc., 8.625% due 8/15/07........        190,000
    100,000 Collins & Airman Floor Coverings Inc., 10.000% due
             1/15/07............................................         98,250
    250,000 HMH Properties, 7.875% due 8/1/08...................        223,750
    250,000 Musicland Group Inc., 9.875% due 3/15/08............        228,750
    250,000 Prime Hospitality Corp., 9.750% due 4/1/07..........        243,750
     50,000 Revlon Consumer Products, 8.625% due 2/1/08.........         25,500
  1,000,000 Staples Inc., 7.125% due 8/15/07....................        960,000
                                                                   ------------
                                                                      1,970,000
                                                                   ------------

 Consumer Non-Cyclicals -- 3.1%
    350,000 American Safety Razor Co., 9.875% due 8/1/05........        344,750
    250,000 Ameriserve Food Distributors Inc., 10.125% due
             7/15/07............................................         90,000
    500,000 Aristar Inc., 7.250% due 6/15/06....................        488,125
    250,000 B&G Foods Inc., 9.625% due 8/1/07...................        223,125
    250,000 Delta Beverage Group Inc., 9.750% due 12/15/03......        247,500
  1,500,000 Fremont General Corp., 7.700% due 3/17/04...........      1,453,125
    125,000 French Fragrances Inc., 10.375% due 5/15/07.........        121,250
    250,000 Harrahs Operating Co., Inc., 7.875% due 12/15/05....        241,250
    130,000 Hines Horticulture, Inc., 11.750% due 10/15/05......        134,550
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.....        213,750
    250,000 North Atlantic Trading Co., 11.000% due 6/15/04.....        228,750
    250,000 Park Place Entertainment Corp., 7.875% due
             12/15/05...........................................        240,000
    125,000 Simmons Co., Series B, 10.250% due 3/15/09..........        121,250
  1,000,000 Spieker Properties, Inc., 7.250% due 5/1/09.........        931,250
                                                                   ------------
                                                                      5,078,675
                                                                   ------------
 Energy -- 0.3%
    250,000 Bellwether Exploration, Co., 10.875% due 4/1/07.....        229,375
    200,000 Benton Oil & Gas Co., 11.625% due 5/1/03............        140,000
    150,000 Clark R&M Inc., 8.875% due 11/15/07.................         90,750
                                                                   ------------
                                                                        460,125
                                                                   ------------
 Financial/Leasing -- 3.8%
            ContiFinancial Corp.:
    125,000 7.500% due 3/15/02..................................         15,000
    125,000 8.125% due 4/1/08...................................         15,000
  1,000,000 Countrywide Home Loan, 6.250% due 4/15/09...........        898,750
    325,000 DVI Inc., 9.875% due 2/1/04.........................        319,719
  1,300,000 Ford Motor Credit Corp., 7.375% due 10/28/09........      1,287,000
    780,000 Merrill Lynch & Co., 6.000% due 11/15/04............        739,050
    250,000 Motors & Gears Inc., 10.750% due 11/15/06...........        240,312
  1,250,000 Paine Webber Group Inc., 7.625% due 12/1/09.........      1,217,187
  1,250,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07..      1,182,813
    250,000 Williams Scotsman, 9.875% due 6/1/07................        242,500
                                                                   ------------
                                                                      6,157,331
                                                                   ------------
 Health Care -- 0.1%
      1,000 Fresenius Medical Care Capital Trust I, 9.000% due
             12/1/06............................................         96,250
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Housing Related -- 0.1%
 $  250,000 CB Richard Ellis Services, 8.875% due 6/1/06........   $    226,250
                                                                   ------------
 Manufacturing -- 0.8%
    125,000 Alvey Systems Inc., 11.375% due 1/31/03.............        129,375
    250,000 Axiohm Transaction Solution, Inc., 9.750% due
             10/1/07 (b)(e).....................................         57,500
    250,000 Hayes Lemmerz International Inc., 8.250% due
             12/15/08...........................................        230,000
    250,000 High Voltage Engineering Inc., 10.500% due 8/15/04..        221,250
    250,000 Navistar International, 8.000% due 2/1/08...........        240,625
    200,000 Packard BioScience Co., 9.375% due 3/1/07...........        174,500
    250,000 Polymer Group, Inc., 9.000% due 7/1/07..............        245,000
                                                                   ------------
                                                                      1,298,250
                                                                   ------------
 Media -- 3.4%
  1,725,000 A.H. Belo Corp., 7.250% due 9/15/27.................      1,515,844
    200,000 Adelphia Communications, 10.500% due 7/15/04........        209,250
    250,000 Centennial Cellular Corp., 10.750% due 12/15/08.....        269,375
    150,000 Century Communications, zero coupon due 1/15/08.....         66,750
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16.............        223,000
    250,000 Diamond Cable Communications PLC, (Zero coupon until
             12/15/00, 11.750% thereafter) due 12/15/05.........        237,500
    250,000 Falcon Holding Group L.P., 8.375% due 4/15/10.......        252,500
    250,000 FrontierVision Holdings, 11.000% due 10/15/06.......        265,625
    250,000 Granite Broadcasting Corp., 8.875% due 5/15/08......        243,125
    850,000 GTE Corp., 6.940% due 4/15/28.......................        768,188
    250,000 Hollinger International Publishing, 9.250% due
             3/15/07............................................        248,125
    125,000 ICG Holdings Inc., (Zero coupon until 9/15/00,
             13.500% thereafter) due 9/15/05....................        108,750
    175,000 Intermedia Communication Inc., 8.600% due 6/1/08....        161,875
    375,000 LIN Holdings Corp., (Zero coupon until 3/1/03,
             10.000% thereafter) due 3/1/08.....................        255,937
    300,000 Metronet Communications, (Zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08.....................        236,250
    400,000 NTL Inc., 5.750% due 12/15/09.......................        362,000
    250,000 Rogers Communications, Inc., 8.875% due 7/15/07.....        254,063
                                                                   ------------
                                                                      5,678,157
                                                                   ------------
 Services & Other -- 2.1%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09....        221,875
  1,350,000 Comdisco, Inc., 6.000% due 1/30/02..................      1,306,125
    250,000 Iron Mountain Inc., 10.125% due 10/1/06.............        256,250
    250,000 Loomis Fargo & Co., 10.000% due 1/15/04.............        246,250
    250,000 Pierce Leahy Corp., 11.125% due 7/15/06.............        267,500
    225,000 Protection One, Inc., 8.125% due 1/15/09 (c)........        108,562
    125,000 Safety-Kleen Corp., 9.250% due 6/1/08...............        124,063
  1,200,000 Service Corp. International, 6.000% due 12/15/05....        909,000
                                                                   ------------
                                                                      3,439,625
                                                                   ------------
 Telecommunication & Utilities -- 0.1%
    250,000 Calpine Corp., 8.750% due 7/15/07...................        251,563
                                                                   ------------
 Transportation -- 0.4%
    250,000 Enterprises Shipholding, 8.875% due 5/1/08..........        150,000
    200,000 Holt Group, 9.750% due 1/15/06......................        135,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08............        135,000
    400,000 TFM, (Zero coupon until 6/15/02, 11.750% thereafter)
             due 6/15/09........................................        257,000
                                                                   ------------
                                                                        677,000
                                                                   ------------
            TOTAL CORPORATE BONDS
            (Cost -- $31,755,595)...............................     28,804,039
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 8.4%
 Communications -- 0.1%
 $  100,000 Rogers Communication Inc., 2.000% due 11/26/05......   $     87,000
                                                                   ------------
 Consumer Cyclicals -- 0.6%
    900,000 Costco Wholesale Corp., zero coupon due 8/19/17.....        958,500
                                                                   ------------
 Consumer Non-Cyclicals -- 0.6%
    400,000 Interpublic Group Co. Inc., 1.870% due 6/1/06 (c)...        454,500
  1,500,000 Network Associates Inc., zero coupon due 2/13/18....        566,250
                                                                   ------------
                                                                      1,020,750
                                                                   ------------
 Data Technology/Information Services -- 3.2%
    750,000 Advanced Micro Devices, 6.000% due 5/15/05..........        719,063
  1,500,000 Aspect Communications Corp., zero coupon due 8/10/18
             (c)................................................        600,000
    250,000 Exodus Communications, Inc., 4.750% due 7/15/08
             (c)................................................        346,562
    750,000 Integrated Process Equipment, 6.250% due 9/15/04....        540,938
    500,000 Micron Technology Inc., 7.000% due 7/1/04...........        645,625
  1,250,000 Quantum Corp., 7.000% due 8/1/04....................        950,000
    400,000 S3 Inc., 5.750% due 10/1/03.........................        373,500
  1,000,000 Solectron Corp., zero coupon due 1/27/19 (c)........        756,250
    250,000 Wind River System Inc., 5.000% due 8/1/02...........        316,875
                                                                   ------------
                                                                      5,248,813
                                                                   ------------
 Energy -- 0.9%
    500,000 Diamond Offshore Drill, 3.750% due 2/15/07..........        507,500
  1,000,000 Friede Goldman Halter, 4.500% due 9/15/04...........        620,000
    400,000 Kerr-McGee Corp., 7.500% due 5/15/14................        371,500
                                                                   ------------
                                                                      1,499,000
                                                                   ------------
 Financial Services -- 0.7%
    500,000 Bell Atlantic Financial Services, 5.750% due 4/1/03
             (c)................................................        526,250
    750,000 Credit Suisse First Boston Corp., 1.000% due
             4/7/05.............................................        571,875
                                                                   ------------
                                                                      1,098,125
                                                                   ------------
 Health Care -- 0.9%
    400,000 Alpharma Inc., 3.000% due 6/1/06 (c)................        431,000
    250,000 Centocor, Inc., 4.750% due 2/15/05 (c)..............        334,062
            HEALTHSOUTH Corp.:
    150,000 3.250% due 4/1/03...................................        116,437
    350,000 3.250% due 4/1/03 (c)...............................        271,688
    750,000 Roche Holdings Inc., zero coupon due 5/6/12 (c).....        378,750
                                                                   ------------
                                                                      1,531,937
                                                                   ------------
 Manufacturing -- 0.2%
    500,000 Mark IV Industries, 4.750% due 11/1/04..............        408,126
                                                                   ------------
 Media & Telecommunications -- 1.2%
    250,000 Commscope Inc., 4.000% due 12/15/06 (c).............        271,562
    750,000 DSC Communications Corp., 7.000% due 8/1/04.........        787,500
    800,000 NTL Inc., 5.750% due 12/15/09 (c)...................        864,000
                                                                   ------------
                                                                      1,923,062
                                                                   ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $12,957,790)...............................     13,775,313
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 14.2%
            U.S. Treasury Notes:
 $1,200,000 5.750% due 8/15/03..................................   $  1,175,820
  1,500,000 6.125% due 8/15/07..................................      1,463,850
  2,215,000 6.000% due 8/15/09..................................      2,147,265
  2,100,000 6.625% due 2/15/27 (a)..............................      2,082,801
            Federal Home Loan Mortgage Corporation (FHLMC):
  2,000,000 6.250% due 7/15/04..................................      1,955,000
    672,593 8.000% due 7/1/20...................................        686,045
    220,489 6.500% due 3/1/26...................................        208,087
  2,500,000 6.500% due 8/13/27 (d)(f)...........................      2,357,800
    208,950 Gold, 6.500% due 3/1/26.............................        197,197
    291,469 Gold, 6.500% due 5/1/26.............................        275,074
            Federal National Mortgage Corporation (FNMA):
     25,662 6.500% due 10/1/10..................................         24,917
    161,661 6.500% due 10/1/11..................................        156,962
    402,143 6.500% due 4/1/13...................................        390,453
    266,657 6.500% due 5/1/13...................................        258,906
    445,390 6.500% due 7/1/13...................................        432,443
    765,209 9.000% due 1/1/24...................................        797,012
     59,083 7.000% due 9/1/25...................................         57,144
    133,487 6.500% due 12/1/25..................................        125,853
    205,721 7.000% due 3/1/26...................................        198,970
    379,066 6.500% due 6/1/26...................................        357,388
    285,069 7.000% due 3/1/27...................................        275,714
    647,718 7.000% due 11/1/28..................................        626,460
  1,760,000 6.500% due 11/15/28 (d)(f)..........................      1,658,237
    568,818 7.000% due 2/1/29...................................        550,151
     44,653 7.000% due 3/1/29...................................         43,188
    931,452 7.000% due 4/1/29...................................        900,882
  1,460,000 6.000% due 9/1/30 (d)(f)............................      1,335,900
  2,475,000 8.000% due 11/1/30 (d)(f)...........................      2,493,563
                                                                   ------------
            TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $24,128,576)...............................     23,233,082
                                                                   ------------
 ASSET-BACKED SECURITIES -- 4.9%

 Financial/Leasing -- 4.9%
  2,500,000 Contimortgage Home Equity Loan Trust, Series 1998-2,
             Class A3, 6.130% due 3/15/13.......................      2,481,250
  2,275,000 Ford Credit Auto Owner Trust, Series 1999-B, Class
             A4, 5.800% due 6/15/02.............................      2,245,852
    751,341 Green Tree Financial Corp., Series 1997-6, Class A8,
             7.070% due 1/15/29.................................        719,879
  1,500,000 LB Commercial Conduit Mortgage Trust, Series 1998-
             C1, Class A2, 6.780% due 4/15/09...................      1,431,113
  1,100,000 NationsBank Credit Card Master Trust, Series 1995-I,
             Class A, 6.450% due 4/15/03........................      1,101,496
                                                                   ------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $8,086,094)................................      7,979,590
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $158,739,157*).............................   $164,119,458
                                                                   ============

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls/TBAs.
(b) Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Mortgage dollar roll.
(e) Security is currently in default.
(f) Security is issued on a to-be-announced ("TBA") basis.
+ Security valued in accordance with fair valuation procedures.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

                      [This page intentionally left blank]

Statements of Assets and Liabilities
December 31, 1999

                                                        Asia      International
                                                       Growth        Equity
                                                        Fund          Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments, at cost (excluding repurchase
  agreements) ...................................... $15,995,792   $ 6,667,641
                                                     ===========   ===========
 Investments, at value ............................. $23,273,537   $ 8,329,480
 Repurchase agreements, at value and cost...........          --            --
 Foreign currency, at value++.......................      21,382            --
 Cash...............................................     172,276     1,625,529
 Receivable for securities and options sold.........          --            --
 Receivable for Fund shares sold....................      45,794       166,300
 Dividends and interest receivable..................          --         3,703
 Receivable from manager............................          --        21,629
 Deferred organization costs........................      30,260            --
 Other assets.......................................         658            --
                                                     -----------   -----------
 Total Assets.......................................  23,543,907    10,146,641
                                                     -----------   -----------
LIABILITIES:
 Payable for open forward foreign currency
  contracts.........................................      82,567            --
 Payable for Fund shares purchased..................      72,609            --
 Service and distribution fees payable..............      13,234         4,787
 Administration fees payable........................       6,564           639
 Management fees payable............................          --            --
 Payable for securities and options purchased.......          --            --
 Options written (Note 4)...........................          --            --
 Payable to bank....................................          --            --
 Dividends payable..................................          --            --
 Payable for foreign currency, at value++...........          --           152
 Accrued expenses...................................      29,610        37,084
 Other liabilities..................................       3,148            --
                                                     -----------   -----------
 Total Liabilities..................................     207,732        42,662
                                                     -----------   -----------
Total Net Assets.................................... $23,336,175   $10,103,979
                                                     ===========   ===========
NET ASSETS:
 Par value of shares of capital stock............... $     1,866   $       810
 Capital paid in excess of par value................  20,857,387     8,506,814
 Undistributed net investment income................          --            --
 Accumulated net realized gain (loss) on security
  transactions and options..........................  (4,718,355)      (65,459)
 Net unrealized appreciation of investments,
  options, and foreign currencies...................   7,195,277     1,661,814
                                                     -----------   -----------
 Total Net Assets................................... $23,336,175   $10,103,979
                                                     ===========   ===========
Shares Outstanding:
Class A.............................................     561,134       203,157
                                                     ===========   ===========
Class B.............................................     858,781       309,770
                                                     ===========   ===========
Class 2.............................................     340,744       195,862
                                                     ===========   ===========
Class O.............................................     105,260       101,012
                                                     ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*...................................      $12.67        $12.49
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 5.75%)............................      $13.44        $13.25
                                                     ===========   ===========
Class B Shares
 Net asset value and offering price per share*......      $12.41        $12.47
                                                     ===========   ===========
Class 2 Shares
 Net asset value*...................................      $12.41        $12.46
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 1.00%)............................      $12.54        $12.59
                                                     ===========   ===========
Class O Shares
 Net asset value, offering price and redemption
  price per share...................................      $12.76        $12.49
                                                     ===========   ===========

++Foreign currency at cost for the Asia Growth and International Equity Funds is $21,282 and $154, respectively.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.
                       See Notes to Financial Statements.

 Small Cap        Large Cap                            Investors
   Growth          Growth            Capital             Value             Balanced
    Fund            Fund               Fund               Fund               Fund
-------------------------------------------------------------------------------------
$167,817,444     $10,122,746       $272,790,643       $549,429,809       $158,739,157
============     ===========       ============       ============       ============
$270,487,049     $10,921,441       $324,377,512       $742,564,288       $164,119,458
  41,277,000              --         24,359,000         51,867,000                 --
          --              --                 --                 --                 --
         440         139,759                673                387                 --
          --              --          1,258,833          3,029,589          9,054,581
     377,449         413,423            836,093          1,692,363             39,686
      14,535           8,770            348,872          1,201,014          1,354,786
          --          24,621                 --                 --                 --
          --              --                 --                 --             13,313
          --              --              5,025              3,081              1,864
------------     -----------       ------------       ------------       ------------
 312,156,473      11,508,014        351,186,008        800,357,722        174,583,688
------------     -----------       ------------       ------------       ------------
          --              --                 --                 --                 --
     652,688           1,069            607,524            630,230            968,430
     144,941           4,931             88,808             91,300            112,045
      59,536             679                 --                 --             68,326
     197,867              --            220,168            866,901             39,459
   3,009,371              --            520,011            152,665         11,564,674
   1,446,375              --                 --          3,088,400                 --
          --              --                 --                 --          6,108,406
          --              --             41,822            684,888             81,411
          --              --                 --                 --                 --
      79,308          36,911             77,244            135,946            103,153
     373,676              --                 --                 --              5,603
------------     -----------       ------------       ------------       ------------
   5,963,762          43,590          1,555,577          5,650,330         19,051,507
------------     -----------       ------------       ------------       ------------
$306,192,711     $11,464,424       $349,630,431       $794,707,392       $155,532,181
============     ===========       ============       ============       ============
$     17,872     $     1,026       $     13,847       $ 38,474,293       $     12,171
 161,989,362      10,639,703        272,081,818        529,589,001        147,515,846
          --              --                 --          1,480,261            179,672
  42,543,211          25,000         25,947,897         32,684,369          2,444,191
 101,642,266         798,695         51,586,869        192,479,468          5,380,301
------------     -----------       ------------       ------------       ------------
$306,192,711     $11,464,424       $349,630,431       $794,707,392       $155,532,181
============     ===========       ============       ============       ============
   9,708,079         185,205          1,178,932          1,585,682          2,762,723
============     ===========       ============       ============       ============
   7,321,521         559,048          3,204,717          4,001,350          7,651,075
============     ===========       ============       ============       ============
     838,267         110,603            997,207            873,876          1,643,858
============     ===========       ============       ============       ============
       3,844         171,394          8,466,373         32,013,385            113,393
============     ===========       ============       ============       ============
      $17.23          $11.18             $25.29             $20.70             $12.81
============     ===========       ============       ============       ============
      $18.28          $11.86             $26.83             $21.96             $13.59
============     ===========       ============       ============       ============
      $17.01          $11.17             $24.86             $20.43             $12.76
============     ===========       ============       ============       ============
      $17.04          $11.16             $24.90             $20.46             $12.79
============     ===========       ============       ============       ============
      $17.21          $11.27             $25.15             $20.67             $12.92
============     ===========       ============       ============       ============
      $17.29          $11.18             $25.43             $20.69             $12.88
============     ===========       ============       ============       ============

                       See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 1999

                                                         Asia      International
                                                        Growth        Equity
                                                         Fund          Fund(a)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends..........................................  $   212,165   $    5,082
 Interest...........................................        5,042           --
 Less: Foreign withholding tax......................      (15,213)        (514)
                                                      -----------   ----------
 Total Investment Income............................      201,994        4,568
                                                      -----------   ----------
EXPENSES:
 Management fees (Note 2)...........................      130,437       11,496
 Distribution and service fees (Note 2).............      111,573        8,455
 Shareholder and system servicing fees..............       87,226        4,400
 Registration fees..................................       51,157        9,050
 Custody............................................       44,166        1,200
 Amortization of deferred organization costs........       22,495           --
 Audit and legal....................................       21,105       17,000
 Administration fees (Note 2).......................       11,201          639
 Shareholder communications.........................        6,960        8,000
 Directors' fees....................................        2,920          150
 Other..............................................        9,420          350
                                                      -----------   ----------
 Total Expenses.....................................      498,660       60,740
 Less: Management fee waiver and expense
  reimbursement (Note 2)............................     (225,641)     (33,125)
                                                      -----------   ----------
 Net Expenses.......................................      273,019       27,615
                                                      -----------   ----------
Net Investment Income (Loss)........................      (71,025)     (23,047)
                                                      -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS,
FOREIGN CURRENCIES AND FUTURES CONTRACTS (NOTES 1
AND 4):
 Realized Gain (Loss) From:
 Security transactions .............................    5,104,294      (46,077)
 Options written....................................      106,575           --
 Options purchased..................................      213,986           --
 Futures contracts..................................        8,161           --
 Foreign currency transactions......................     (305,371)      (6,488)
                                                      -----------   ----------
 Net Realized Gain (Loss)...........................    5,127,645      (52,565)
                                                      -----------   ----------
 Change in Unrealized Appreciation of (Note 7):
 Security transactions..............................    6,505,900    1,661,839
 Options............................................            8          --
 Foreign currency transactions......................      (21,067)         (25)
                                                      -----------   ----------
 Net Change in Unrealized Appreciation..............    6,484,841    1,661,814
                                                      -----------   ----------
Net Gain (Loss) on Investments, Options, Foreign
 Currencies and Futures Contracts...................   11,612,486    1,609,249
                                                      -----------   ----------
Increase in Net Assets From Operations..............  $11,541,461   $1,586,202
                                                      ===========   ==========

------
(a) For the period from October 25, 1999 (commencement of operations) to Decem-ber 31, 1999.
                       See Notes to Financial Statements.

 Small Cap      Large Cap                            Investors
  Growth          Growth           Capital             Value             Balanced
   Fund            Fund(a)          Fund                Fund               Fund
------------------------------------------------------------------------------------
$   229,359      $  9,616        $ 3,364,001        $ 11,763,650        $ 3,048,924
    828,178         4,822          1,958,480           2,944,375          5,748,314
         --            --            (11,686)           (220,310)           (41,455)
-----------      --------        -----------        ------------        -----------
  1,057,537        14,438          5,310,795          14,487,715          8,755,783
-----------      --------        -----------        ------------        -----------
    974,700        10,193          2,249,402           4,071,946          1,016,948
    722,781         7,986            661,255           1,092,093          1,516,096
    193,354         3,850            194,137             467,783            272,750
     46,348         7,900             74,165              69,593             62,025
      6,640         3,100             32,698              36,500             22,987
         --            --                 --                  --             19,122
     50,884        17,000             93,375             111,325             71,315
     60,919           679                 --                  --             92,450
     63,502         8,000             62,075             157,827            100,200
      2,972           150             72,790              80,550              4,185
      7,492           250             47,065              66,810             39,216
-----------      --------        -----------        ------------        -----------
  2,129,592        59,108          3,486,962           6,154,427          3,217,294
    (41,511)      (34,814)                --                  --           (406,903)
-----------      --------        -----------        ------------        -----------
  2,088,081        24,294          3,486,962           6,154,427          2,810,391
-----------      --------        -----------        ------------        -----------
 (1,030,544)       (9,856)         1,823,833           8,333,288          5,945,392
-----------      --------        -----------        ------------        -----------
 66,192,141        31,908         56,244,230         116,227,028          5,686,848
 (3,477,360)           --            747,507            (610,460)                --
 (2,896,823)           --         (4,321,494)            977,053                 --
         --            --                 --                  --                 --
         --            --                 --                  --                 --
-----------      --------        -----------        ------------        -----------
 59,817,958        31,908         52,670,243         116,593,621          5,686,848
-----------      --------        -----------        ------------        -----------

 12,298,599       798,695          5,860,636         (35,787,177)        (6,394,670)
 (1,027,339)          --                 --             (655,011)               --
        --            --                 --                  --                 --
-----------      --------        -----------        ------------        -----------
 11,271,260       798,695          5,860,636         (36,442,188)        (6,394,670)
-----------      --------        -----------        ------------        -----------
 71,089,218       830,603         58,530,879          80,151,433           (707,822)
-----------      --------        -----------        ------------        -----------
$70,058,674      $820,747        $60,354,712        $ 88,484,721        $ 5,237,570
===========      ========        ===========        ============        ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                         Asia      International
                                                        Growth        Equity
                                                         Fund          Fund(a)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).......................  $   (71,025)  $   (23,047)
 Net realized gain (loss)...........................    5,127,645       (52,565)
 Increase (decrease) in net unrealized
  appreciation......................................    6,484,841     1,661,814
                                                      -----------   -----------
 Increase in Net Assets From Operations.............   11,541,461     1,586,202
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income..............................           --            --
 Net realized gains.................................           --            --
                                                      -----------   -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................           --            --
                                                      -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares...................   10,011,999     8,572,752
 Net asset value of shares issued in connection with
  the transfer of the
  Smith Barney Special Equities Fund's net assets
  (Note 7)..........................................           --            --
 Net asset value of shares issued for reinvestment
  of dividends......................................           --            --
 Cost of shares reacquired..........................  (11,502,640)      (54,975)
                                                      -----------   -----------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions......................................   (1,490,641)    8,517,777
                                                      -----------   -----------
Increase (Decrease) in Net Assets...................   10,050,820    10,103,979
NET ASSETS:
 Beginning of year..................................   13,285,355            --
                                                      -----------   -----------
 End of year*.......................................  $23,336,175   $10,103,979
                                                      ===========   ===========
* Includes undistributed net investment income of:..           --            --
                                                      ===========   ===========

------
(a) For the period from October 25, 1999 (commencement of operations) to Decem-ber 31, 1999.
                       See Notes to Financial Statements.

 Small Cap       Large Cap                        Investors
   Growth         Growth          Capital           Value          Balanced
    Fund           Fund(a)         Fund             Fund             Fund
------------------------------------------------------------------------------
$ (1,030,544)   $    (9,856)   $   1,823,833    $   8,333,288    $  5,945,392
  59,817,958         31,908       52,670,243      116,593,621       5,686,848
  11,271,260        798,695        5,860,636      (36,442,188)     (6,394,670)
------------    -----------    -------------    -------------    ------------
  70,058,674        820,747       60,354,712       88,484,721       5,237,570
------------    -----------    -------------    -------------    ------------
          --             --       (1,849,337)      (6,828,571)     (5,885,312)
 (15,769,257)            --      (31,567,292)    (130,292,981)     (3,078,669)
------------    -----------    -------------    -------------    ------------
 (15,769,257)            --      (33,416,629)    (137,121,552)     (8,963,981)
------------    -----------    -------------    -------------    ------------
  60,948,260     10,678,278      160,442,564      165,971,086      22,079,863
 240,911,211             --               --               --              --
  14,807,084             --       30,557,033      107,998,294       7,468,826
 (73,356,791)       (34,601)    (103,368,446)    (225,363,002)    (73,529,930)
------------    -----------    -------------    -------------    ------------
 243,309,764     10,643,677       87,631,151       48,606,378     (43,981,241)
------------    -----------    -------------    -------------    ------------
 297,599,181     11,464,424      114,569,234          (30,453)    (47,707,652)
   8,593,530             --      235,061,197      794,737,845     203,239,833
------------    -----------    -------------    -------------    ------------
$306,192,711    $11,464,424    $ 349,630,431    $ 794,707,392    $155,532,181
============    ===========    =============    =============    ============
          --             --               --       $1,480,261        $179,672
============    ===========    =============    =============    ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1998

                                       Small Cap                   Investors
                             Asia        Growth      Capital         Value        Balanced
                          Growth Fund     Fund(a)      Fund          Fund            Fund
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)................  $   169,293  $  (27,601) $  1,882,174  $   7,859,877  $   7,144,769
 Net realized gain
  (loss)................   (6,576,500)   (319,961)   23,114,686     96,281,183      3,663,439
 Change in net
  unrealized
  appreciation
  (depreciation)........    2,818,104   1,581,980    19,906,306      2,173,574    (1,563,026)
                          -----------  ----------  ------------  -------------  -------------
 Increase (Decrease) in
  Net Assets From
  Operations............   (3,589,103)  1,234,418    44,903,166    106,314,634      9,245,182
                          -----------  ----------  ------------  -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM (NOTE
 1):
 Net investment income..           --          --    (2,235,195)    (6,966,393)   (7,141,006)
 Net realized gain......           --          --   (26,331,355)   (68,615,411)   (4,430,359)
                          -----------  ----------  ------------  -------------  -------------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........           --          --   (28,566,550)   (75,581,804)  (11,571,365)
                          -----------  ----------  ------------  -------------  -------------
FUND SHARE TRANSACTIONS
 (NOTE 3):
 Net proceeds from sale
  of shares.............   12,424,912   8,329,212    77,386,504    132,178,850     81,251,618
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............           --          --    27,162,873     60,303,086      9,838,523
 Cost of shares
  reacquired............   (9,833,339)   (970,100)  (73,088,593)  (155,469,772)  (48,409,828)
                          -----------  ----------  ------------  -------------  -------------
 Increase in Net Assets
  From
  Fund Share
  Transactions..........    2,591,573   7,359,112    31,460,784     37,012,164     42,680,313
                          -----------  ----------  ------------  -------------  -------------
Increase (Decrease) in
 Net Assets.............     (997,530)  8,593,530    47,797,400     67,744,994     40,354,130
NET ASSETS:
 Beginning of year......   14,282,885          --   187,263,797    726,992,851    162,885,703
                          -----------  ----------  ------------  -------------  -------------
 End of year*...........  $13,285,355  $8,593,530  $235,061,197  $ 794,737,845  $ 203,239,833
                          ===========  ==========  ============  =============  =============
* Includes undistributed
 (overdistributed) net
 investment income of:..     $(48,614)         --       $25,504       $122,469       $150,615
                          ===========  ==========  ============  =============  =============

------
(a) For the period from July 1, 1998 (commencement of operations) to December 31, 1998.
                       See Notes to Financial Statements.

Notes to Financial Statements
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund"), formerly known as Salomon Brothers Investors Fund Inc, and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers Inter-national Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), formerly known as Salomon Brothers Total Return Fund, are separate investment portfolios of the Series Fund, an open-end management investment company, in-corporated in Maryland on April 17, 1990. The Series Funds consist of these portfolios and seven other separate investment portfolios: Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are pre-sented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment com-pany incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                    Objective
Asia Growth Fund........ To seek long-term capital appreciation.
International Equity     To seek long-term capital growth.
 Fund...................
Small Cap Growth Fund... To obtain long-term growth of capital.
Large Cap Growth Fund... To seek long-term growth of capital.
Capital Fund............ To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
Investors Value Fund.... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund........... To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. A summary of those expenditures that remain as of December 31, 1999 for each Fund is as follows:

Fund                                          Expiration of Amortization Amount
--------------------------------------------------------------------------------
Asia Growth Fund.............................             May 2001       $30,260
Balanced Fund................................       September 2000       $13,313

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 1999 was approximately $6,146,000, for the Balanced Fund.

Notes to Financial Statements
(continued)

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any transactions in reverse repurchase agreements during the year ended December 31, 1999.

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At December 31, 1999, the Asia Growth Fund had the following open forward cur-rency contracts:

                      Settlement         Local           Market        Unrealized
 Asia Growth Fund        Date          Currency           Value           Loss
------------------    ----------     -------------     -----------     ----------
To Sell:
 Hong Kong Dollar      1/12/00          13,279,040     $ 1,708,157      $ (8,157)
 Hong Kong Dollar      4/26/00          20,028,750       2,575,416        (4,727)
 New Taiwan Dollar     1/31/00          32,603,350       1,038,721        (9,737)
 Singapore Dollar      1/31/00           1,607,485         966,695        (3,840)
 South Korean Won      1/31/00       2,137,980,000       1,879,543       (56,106)
                                                                        --------
                                                                        $(82,567)
                                                                        ========

 (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

 In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the partic-ipation. In the event of the insolvency of the lender selling the participa-tion, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(continued)

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, Small Cap Growth Fund and the Capital Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the super-vision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for con-ducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capi-tal Fund and Investors Value Fund) is payable monthly and is based on the fol-lowing annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund and 0.75% for the Large Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; ex-cess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(continued)

The Investors Value Fund pays SBAM a base fee subject to an increase or de-crease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.............................................      0.650%
Next $150 million..............................................      0.550%
Next $250 million..............................................      0.525%
Next $250 million..............................................      0.500%
Over $1 billion................................................      0.450%

The performance adjustment is paid quarterly based on a rolling one year peri-od. A performance adjustment will only be made after the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjust-ment is 0.10% which would occur if the Investors Value Fund's performance ex-ceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31, June 30, September 30 and December 31, 1999, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 14.84%, 5.37%, 7.37% and 10.35%, respectively. As a result, base management fees were decreased, in aggregate, by $648,058 for the year ended December 31, 1999.

For the year ended December 31, 1999, SBAM waived management fees of $130,437, $11,496, $41,511, $10,193 and $406,903, for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Large Cap Growth Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $95,204, $21,629 and $24,621 for the Asia Growth Fund, International Equity Fund and Large Cap Growth Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the appli-cable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(continued)

For the year ended December 31, 1999, total service and distribution plan fees were as follows:

                                                   Class A   Class B   Class 2
-------------------------------------------------------------------------------
Asia Growth Fund.................................. $ 12,894 $   69,355 $ 29,324
International Equity Fund.........................      767      4,400    3,288
Small Cap Growth Fund.............................  165,083    492,167   65,531
Large Cap Growth Fund.............................      782      5,439    1,765
Capital Fund......................................   48,646    474,046  138,563
Investors Value Fund..............................  104,048    809,731  178,314
Balanced Fund.....................................  105,860  1,146,250  263,986

SSB received $160,006 as its portion of the front-end sales charge on sales of Class A and Class 2 shares of the Funds during the year ended December 31, 1999. In addition, contingent deferred sales charges of $1,676,341 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the year ended December 31, 1999.

Brokerage commissions of $390, $48, $12,018, $31,716 and $2,400 were paid by the Small Cap Growth Fund, Large Cap Growth Fund, Capital Fund, Investors Value Fund and Balanced Fund, respectively, to SSB.

3. Capital Stock

At December 31, 1999, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $0.001 per share.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                                 Class A     Class B     Class 2     Class O
-------------------------------------------------------------------------------
Asia Growth Fund.............. $ 7,507,327 $ 9,288,325 $ 3,233,215 $    830,386
International Equity Fund.....   2,151,789   3,310,872   2,035,155    1,009,808
Small Cap Growth Fund.........  79,809,800  68,808,701  13,340,568       48,165
Large Cap Growth Fund.........   1,881,341   5,911,056   1,134,047    1,714,285
Capital Fund..................  27,754,403  75,225,497  23,549,024  145,566,741
Investors Value Fund..........  30,278,054  84,064,070  18,221,531  435,499,639
Balanced Fund.................  31,092,576  94,679,250  21,036,208      719,983

                      [This page intentionally left blank]

Notes to Financial Statements
(continued)

Transactions in Fund shares for the periods indicated were as follows:

                                   Class A Shares                                      Class B Shares
                  ---------------------------------------------------  --------------------------------------------------
                         Year Ended                Year Ended                Year Ended                Year Ended
                     December 31, 1999          December 31, 1998         December 31, 1999         December 31, 1998
                  -------------------------  ------------------------  ------------------------  ------------------------
                    Shares       Amount        Shares       Amount       Shares       Amount       Shares       Amount
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
Asia Growth Fund
 Shares sold.....    820,575  $   6,496,399     644,747  $  4,589,532     248,887  $  2,263,544     551,800  $  3,774,829
 Shares issued as
  reinvestment...         --             --          --            --          --            --          --            --
 Shares
  reacquired.....   (933,537)    (7,350,231)   (838,184)   (5,281,391)   (208,794)   (1,808,793)   (504,342)   (2,733,147)
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....   (112,962) $    (853,832)   (193,437) $   (691,859)     40,093  $    454,751      47,458  $  1,041,682
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============
International
 Equity Fund++
 Shares sold.....    206,248  $   2,188,694          --            --     311,181  $  3,331,375          --            --
 Shares issued as
  reinvestment...         --             --          --            --          --            --          --            --
 Shares
  reacquired.....     (3,091)       (34,984)         --            --      (1,411)      (16,452)         --            --
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase....    203,157  $   2,153,710          --            --     309,770  $  3,314,923          --            --
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============
Small Cap Growth
 Fund+
 Shares sold.....  3,555,893  $  51,019,503     329,207  $  3,219,491     524,385  $  7,351,719     362,365  $  3,593,593
 Shares issued as
  reinvestment...    526,908      8,114,385          --            --     393,936     5,995,706          --            --
 Shares
  reacquired..... (4,086,563)   (59,269,935)    (52,616)     (492,123)   (903,160)  (12,735,817)    (29,018)     (260,138)
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....     (3,762) $    (136,047)    276,591  $  2,727,368      15,161  $    611,608     333,347  $  3,333,455
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============
Large Cap Growth
 Fund**
 Shares sold.....    185,594  $   1,886,240          --            --     559,621  $  5,918,430          --            --
 Shares issued as
  reinvestment...         --             --          --            --          --            --          --            --
 Shares
  reacquired.....       (389)        (4,223)         --            --        (573)       (6,199)         --            --
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase....    185,205  $   1,882,017          --            --     559,048  $  5,912,231          --            --
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============
Capital Fund
 Shares sold.....  2,967,781  $  72,928,143   1,503,276  $ 33,851,010   2,285,827  $ 54,969,564     793,021  $ 17,537,460
 Shares issued as
  reinvestment...     94,159      2,307,965      52,857     1,157,551     234,097     5,627,409      73,532     1,587,598
 Shares
  reacquired..... (2,381,429)   (58,529,687) (1,321,984)  (29,738,105)   (300,374)   (7,193,379)    (63,204)   (1,368,847)
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    680,511  $  16,706,421     234,149  $  5,270,456   2,219,550  $ 53,403,594     803,349  $ 17,756,211
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============
Investors Value
 Fund
 Shares sold.....  5,354,430  $ 123,724,267   3,918,021  $ 86,842,842   1,026,823  $ 22,981,206   1,420,194  $ 31,363,902
 Shares issued as
  reinvestment...    224,846      4,752,407     221,667     4,765,235     563,323    11,763,229     257,589     5,451,926
 Shares
  reacquired..... (6,305,947)  (145,389,814) (4,532,732)  (99,576,589) (1,026,065)  (22,477,257)   (611,446)  (12,896,539)
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....   (726,671) $ (16,913,140)   (393,044) $ (7,968,512)    564,081  $ 12,267,178   1,066,337  $ 23,919,289
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============
Balanced Fund
 Shares sold.....    399,441  $   5,355,740   1,507,893  $ 20,207,179     953,569  $ 12,729,518   3,408,556  $ 45,832,192
 Shares issued as
  reinvestment...    143,632      1,891,102     220,181     2,903,310     342,656     4,494,019     415,586     5,451,096
 Shares
  reacquired..... (1,705,708)   (22,625,269) (1,840,113)  (24,371,605) (2,884,560)  (37,918,767) (1,259,486)  (16,619,670)
                  ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease)..... (1,162,635) $ (15,378,427)   (112,039) $ (1,261,116) (1,588,335) $(20,695,230)  2,564,656  $ 34,663,618
                  ==========  =============  ==========  ============  ==========  ============  ==========  ============

 * Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
 ++ Inception date for Class A, Class B, Class 2 and Class O shares is October 25, 1999.
 + Fund's commencement of operations was July 1, 1998.
** Inception date for Class A, Class B, and Class 2 shares is October 25, 1999. Inception date for Class O shares is October 26, 1999.

Notes to Financial Statements
(continued)

             Class 2 Shares*                                   Class O Shares
----------------------------------------------  ------------------------------------------------
     Year Ended              Year Ended               Year Ended               Year Ended
 December 31, 1999        December 31, 1998       December 31, 1999        December 31, 1998
----------------------  ----------------------  -----------------------  -----------------------
 Shares      Amount      Shares      Amount       Shares      Amount       Shares      Amount
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
 147,895   $ 1,200,786    401,276  $ 2,652,216       5,260  $    51,271     181,197  $ 1,408,335
      --            --         --           --          --           --          --           --
(164,067)   (1,326,680)  (265,260)  (1,639,540)   (106,929)  (1,016,937)    (29,140)    (179,261)
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
 (16,172)  $  (125,894)   136,016  $ 1,012,676    (101,669) $  (965,666)    152,057  $ 1,229,074
========   ===========  =========  ===========  ==========  ===========  ==========  ===========
 196,159   $ 2,041,831         --           --     101,012  $ 1,010,852          --           --
      --            --         --           --          --           --          --           --
    (297)       (3,539)        --           --          --           --          --           --
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
 195,862   $ 2,038,292         --           --     101,012  $ 1,010,852          --           --
========   ===========  =========  ===========  ==========  ===========  ==========  ===========
 197,644   $ 2,531,764    148,804  $ 1,458,618       3,013  $    45,274       5,754  $    57,510
  45,657       695,814         --           --          76        1,179         --            --
 (93,401)   (1,289,080)   (21,550)    (217,839)     (5,000)     (61,959)        --            --
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
 149,900   $ 1,938,498    127,254  $ 1,240,779      (1,911) $   (15,506)      5,754  $    57,510
========   ===========  =========  ===========  ==========  ===========  ==========  ===========
 112,907   $ 1,158,608         --           --     171,394  $ 1,715,000          --           --
      --            --         --           --          --           --          --           --
  (2,304)      (24,179)        --           --          --           --          --           --
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
 110,603   $ 1,134,429         --           --     171,394  $ 1,715,000          --           --
========   ===========  =========  ===========  ==========  ===========  ==========  ===========
 730,331   $17,642,431    171,556  $ 3,829,304     610,678  $14,902,426     990,632  $22,168,730
  73,155     1,761,747     24,764      534,936     845,836   20,859,912   1,080,852   23,882,788
 (87,015)   (2,073,040)   (29,054)    (630,707) (1,472,035) (35,572,340) (1,853,841) (41,350,934)
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
 716,471   $17,331,138    167,266  $ 3,733,533     (15,521) $   189,998     217,643  $ 4,700,584
========   ===========  =========  ===========  ==========  ===========  ==========  ===========
 255,985   $ 5,813,731    330,038  $ 7,292,396     559,610  $13,451,882     307,780  $ 6,679,710
 126,655     2,649,796     65,256    1,380,833   4,176,379   88,832,862   2,267,226   48,705,092
(316,659)   (6,892,616)  (144,455)  (3,106,164) (2,240,548) (50,603,315) (1,843,864) (39,890,480)
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
  65,981   $ 1,570,911    250,839  $ 5,567,065   2,495,441  $51,681,429     731,142  $15,494,322
========   ===========  =========  ===========  ==========  ===========  ==========  ===========
 292,789   $ 3,937,309  1,074,705  $14,613,070       4,263  $    57,296      43,871  $   599,177
  76,114     1,000,856    105,246    1,384,093       6,257       82,849       7,575      100,024
(971,905)  (12,812,858)  (536,707)  (7,047,231)    (12,693)    (173,036)    (28,787)    (371,322)
--------   -----------  ---------  -----------  ----------  -----------  ----------  -----------
(603,002)  $(7,874,693)   643,244  $ 8,949,932      (2,173) $   (32,891)     22,659  $   327,879
========   ===========  =========  ===========  ==========  ===========  ==========  ===========

Notes to Financial Statements
(continued)

At December 31, 1999, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

International Equity Fund................................................... 12%
Large Cap Growth Fund....................................................... 17%

4. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Asia Growth Fund..................................... $ 38,773,460 $ 39,626,711
                                                      ============ ============
International Equity Fund............................ $  6,801,706 $     87,988
                                                      ============ ============
Small Cap Growth Fund................................ $168,091,776 $213,530,792
                                                      ============ ============
Large Cap Growth Fund................................ $ 10,837,564 $    746,726
                                                      ============ ============
Capital Fund......................................... $377,096,680 $330,577,341
                                                      ============ ============
Investors Value Fund................................. $504,543,296 $577,109,715
                                                      ============ ============
Balanced Fund:
 U.S. Government Securities.......................... $ 16,675,227 $ 25,889,825
 Other Investments...................................   47,950,238   71,763,802
                                                      ------------ ------------
                                                      $ 64,625,465 $ 97,653,627
                                                      ============ ============

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                           Gross        Gross          Net
                                         Unrealized   Unrealized    Unrealized
                                        Appreciation Depreciation  Appreciation
                                        ------------ ------------  ------------
Asia Growth Fund....................... $  7,667,596 $   (389,851) $  7,277,745
International Equity Fund..............    1,793,706     (131,867)    1,661,839
Small Cap Growth Fund..................  108,138,172   (5,468,567)  102,669,605
Large Cap Growth Fund..................      987,808     (189,113)      798,695
Capital Fund...........................   68,363,305  (16,776,436)   51,586,869
Investors Value Fund...................  227,970,290  (34,835,811)  193,134,479
Balanced Fund..........................   19,670,891  (14,290,590)    5,380,301

Transactions in options written for the Asia Growth Fund during the year ended December 31, 1999 were as follows:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1998...............       1       $    746
Options written.........     135        556,299
Options terminated in
 closing purchase
 transactions...........     (17)      (449,485)
Options expired.........    (119)      (107,560)
                            ----       --------
Options written,
 outstanding at December
 31, 1999...............       0       $      0
                            ====       ========

Notes to Financial Statements
(continued)

In addition, the written call option transactions for the Small Cap Growth Fund which occurred during the year ended December 31, 1999 were as follows:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1998...............       --     $       --
Options written.........    7,995      4,221,815
Options terminated in
 closing purchase
 transactions...........   (5,135)    (3,365,407)
Options expired.........     (500)       (79,747)
Options exercised.......   (1,350)      (357,625)
                           ------     ----------
Options written,
 outstanding at December
 31, 1999...............    1,010     $  419,036
                           ======     ==========

The following represents the written call options open at December 31, 1999:

  Number of                                                 Strike
  Contracts                                      Expiration Price     Value
  ---------                                      ---------- ------ -----------
     225    Cost Plus Inc.....................    2/19/00   $40.0  $   (33,750)
      25    Cost Plus Inc.....................    2/19/00    45.0         (625)
     260    IDEC Pharmaceutical...............    2/19/00    65.0     (880,750)
     500    Metromedia Fiber Network, Inc.....    2/19/00    40.0     (531,250)
                                                                   -----------
            Total Call Options Written
            (Premiums received -- $419,036)...                     $(1,446,375)
                                                                   ===========

The following written put option transactions for the Small Cap Growth Fund which occurred during the year ended December 31, 1999:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1998....      0       $       0
Options written......................................    225         201,818
Options expired......................................   (225)       (201,818)
                                                        ----       ---------
Options written, outstanding at December 31, 1999....      0       $       0
                                                        ====       =========

In addition, the written call option transactions for the Capital Fund which occurred during the year ended December 31, 1999 were as follows:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1998...............        0     $        0
Options written.........    3,957      1,080,744
Options expired.........     (800)      (170,014)
Options terminated in
 closing purchase
 transactions...........   (3,157)      (910,730)
                           ------     ----------
Options written,
 outstanding at December
 31, 1999...............        0     $        0
                           ======     ==========

Notes to Financial Statements
(continued)

The following written put option transactions for the Capital Fund which oc-curred during the year ended December 31, 1999:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1998...............        0     $         0
Options written.........    3,397         655,027
Options expired.........     (933)       (140,496)
Options exercised.......      (52)        (26,068)
Options terminated in
 closing purchase
 transactions...........   (2,412)       (488,463)
                           ------     -----------
Options written,
 outstanding at December
 31, 1999...............        0     $         0
                           ======     ===========

In addition, the written call option transactions for the Investors Value Fund which occurred during the year ended December 31, 1999 were as follows:

                          Number of    Premiums
                          Contracts Received (Paid)
                          --------- ---------------
Options written,
 outstanding at December
 31, 1998...............        0     $         0
Options written.........    5,656       3,243,129
Options terminated in
 closing purchase
 transactions...........   (1,100)       (809,740)
                           ------     -----------
Options written,
 outstanding at December
 31, 1999...............    4,556     $ 2,433,389
                           ======     ===========

The following represents the written call options open at December 31, 1999:

  Number of                                                 Strike
  Contracts                                      Expiration Price     Value
  ---------                                      ---------- ------ -----------
      856   American Express Co. .............    1/22/00   $170.0 $  (379,850)
    1,100   Texas Instruments Inc. ...........    1/22/00     75.0  (2,530,000)
    1,728   Tyco International Ltd. ..........    1/22/00     45.0    (140,400)
      872   Tyco International Ltd. ..........    1/22/00     47.5     (38,150)
                                                                   -----------
            Total Call Options Written (Premi-
             ums received -- $2,433,389)......                     $(3,088,400)
                                                                   ===========

Notes to Financial Statements
(continued)

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(continued)

6. Tax Information

At December 31, 1999, the Asia Growth Fund had, for Federal income tax purposes, a capital loss carry forward of approximately $4,701,000 available to offset future capital gains through December 31, 2006. To the extent that these carry forward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. A portion of overdistributed net investment income amounting to $131,850 and $2,948 was reclassified to paid-in capital for the Asia Growth Fund and Large Cap Growth Fund, respectively. In addition, a portion of accumulated net investment loss and accumulated net realized gain amounting to $10,153 and $154,985 was reclassified to paid-in capital for the International Equity Fund and Small Cap Growth Fund, respectively. Net investment income, net realized gains and net assets were not affected by these changes.

7. Transfer of Net Assets

On July 16, 1999, the Small Cap Growth Fund acquired the assets and certain liabilities of the Smith Barney Special Equities Fund Portfolio ("Special Equities Fund") pursuant to a plan of reorganization approved by Special Equities Fund shareholders on May 28, 1999. Total shares issued by the Small Cap Growth Fund and the total net assets of the Special Equities Fund and Small Cap Growth Fund on the date of the transfer were as follows.

                                            Shares     Total Net     Total Net
                                           Issued by   Assets of     Assets of
                                              the     the Special    the Small
                                           Small Cap    Equities    Cap Growth
Acquired Fund                             Growth Fund     Fund         Fund
-------------------------------------------------------------------------------
Special Equities Fund.................... 16,980,004  $240,911,211  $13,358,236

The total net assets of the Special Equities Fund before acquisition included unrealized appreciation of $88,789,026. Total net assets of the Small Cap Growth Fund immediately after the transfer were $254,269,447. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31:

Asia Growth Fund

-------------------------------------------------------------------------------
                                                    Class A Shares
                                              ---------------------------------
                                              1999     1998    1997   1996(1)
                                              ---------------------------------
Net Asset Value, Beginning of Year.........    $6.50   $7.48  $10.32  $10.00
                                             -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income (2).................       --    0.10    0.03    0.05
 Net realized and unrealized gain (loss)...     6.17   (1.08)  (2.59)   0.47
                                             -------  ------  ------  ------
Total Income (Loss) From Operations........     6.17   (0.98)  (2.56)   0.52
                                             -------  ------  ------  ------
Less Distributions From:
 Net investment income.....................       --      --   (0.03)  (0.05)
 Net realized gains........................       --      --   (0.25)  (0.15)
                                             -------  ------  ------  ------
Total Distributions........................       --      --   (0.28)  (0.20)
                                             -------  ------  ------  ------
Net Asset Value, End of Year...............   $12.67   $6.50   $7.48  $10.32
                                             =======  ======  ======  ======
Total Return (3)...........................     94.9%  -13.1%  -25.6%    5.2%++
Net Assets, End of Year (000s).............   $7,108  $4,385  $6,491  $3,693
Ratios to Average Net Assets:
 Expenses..................................     1.24%   1.24%   1.24%   1.24%+
 Net investment income (loss)..............   - 0.01%   1.48%   0.27%   0.90%+
Portfolio Turnover Rate....................      248%    436%    294%    119%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits
earned on custodian cash balances, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2).........   $(0.12) $(0.07) $(0.23) $(0.18)
 Expense ratio.............................     2.62%   3.79%   3.81%   5.50%+

Asia Growth Fund
-------------------------------------------------------------------------------
                                                    Class B Shares
                                              ---------------------------------
                                              1999     1998    1997   1996(1)
                                              ---------------------------------
Net Asset Value, Beginning of Year.........    $6.42   $7.44  $10.31  $10.00
                                             -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income (loss) (2)..........    (0.06)   0.05   (0.05)   0.01
 Net realized and unrealized gain (loss)...     6.05   (1.07)  (2.57)   0.46
                                             -------  ------  ------  ------
Total Income (Loss) From Operations........     5.99   (1.02)  (2.62)   0.47
                                             -------  ------  ------  ------
Less Distributions From:
 Net investment income.....................       --      --      --   (0.01)
 Net realized gains........................       --      --   (0.25)  (0.15)
                                             -------  ------  ------  ------
Total Distributions........................       --      --   (0.25)  (0.16)
                                             -------  ------  ------  ------
Net Asset Value, End of Year...............   $12.41   $6.42   $7.44  $10.31
                                             =======  ======  ======  ======
Total Return (3)...........................     93.3%  -13.7%  -26.1%    4.7%++
Net Assets, End of Year (000s).............  $10,658  $5,256  $5,738  $3,163
Ratios to Average Net Assets:
 Expenses..................................     1.99%   1.99%   1.99%   1.99%+
 Net investment income (loss)..............    -0.74%   0.77%  -0.48%   0.20%+
Portfolio Turnover Rate....................      248%    436%    294%    119%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits
earned on custodian cash balances, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2).........   $(0.12) $(0.11) $(0.30) $(0.23)
 Expense ratio.............................     3.39%   4.55%   4.56%   6.25%+

------
(1) For the period from May 6, 1996 (inception date) to December 31, 1996.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Asia Growth Fund

-------------------------------------------------------------------------------
                                                    Class 2 Shares
                                              ---------------------------------
                                              1999   1998(1)   1997   1996(2)
                                              ---------------------------------
Net Asset Value, Beginning of Year.........  $ 6.42  $ 7.44   $10.30  $10.00
                                             ------  ------   ------  ------
Income (Loss) From Operations:
 Net investment income (loss) (3)..........   (0.06)   0.05    (0.05)   0.01
 Net realized and unrealized gain (loss)...    6.05   (1.07)   (2.56)   0.45
                                             ------  ------   ------  ------
Total Income (Loss) From Operations........    5.99   (1.02)   (2.61)   0.46
                                             ------  ------   ------  ------
Less Distributions From:
 Net investment income.....................      --      --       --   (0.01)
 Net realized gains........................      --      --    (0.25)  (0.15)
                                             ------  ------   ------  ------
Total Distributions........................      --      --    (0.25)  (0.16)
                                             ------  ------   ------  ------
Net Asset Value, End of Year...............  $12.41  $ 6.42   $ 7.44  $10.30
                                             ======  ======   ======  ======
Total Return (4)...........................    93.3%  -13.7%   -26.0%    4.6%++
Net Assets, End of Year (000s).............  $4,227  $2,291   $1,643    $246
Ratios to Average Net Assets:
 Expenses..................................    1.99%   1.99%    1.99%   2.00%+
 Net investment income (loss)..............   -0.76%   0.80%   -0.47%   0.08%+
Portfolio Turnover Rate....................     248%    436%     294%    119%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits
earned on custodian cash balances, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (3).........  $(0.11) $(0.11)  $(0.30) $(0.20)
 Expense ratio.............................    3.37%   4.55%    4.56%   6.26%+

Asia Growth Fund
-------------------------------------------------------------------------------
                                                    Class O Shares
                                              ---------------------------------
                                              1999    1998     1997   1996(2)
                                              ---------------------------------
Net Asset Value, Beginning of Year.........  $ 6.54  $ 7.50   $10.32  $10.00
                                             ------  ------   ------  ------
Income (Loss) From Operations:
 Net investment income (3).................    0.02    0.12     0.05    0.07
 Net realized and unrealized gain (loss)...    6.20   (1.08)   (2.59)   0.46
                                             ------  ------   ------  ------
Total Income (Loss) From Operations........    6.22   (0.96)   (2.54)   0.53
                                             ------  ------   ------  ------
Less Distributions From:
 Net investment income.....................      --      --    (0.03)  (0.06)
 Net realized gains........................      --      --    (0.25)  (0.15)
                                             ------  ------   ------  ------
Total Distributions........................      --      --    (0.28)  (0.21)
                                             ------  ------   ------  ------
Net Asset Value, End of Year...............  $12.76  $ 6.54   $ 7.50  $10.32
                                             ======  ======   ======  ======
Total Return (4)...........................    95.1%  -12.8%   -25.3%    5.3%++
Net Assets, End of Year (000s).............  $1,343  $1,354     $412    $124
Ratios to Average Net Assets:
 Expenses..................................    0.97%   0.99%    0.99%   0.99%+
 Net investment income.....................    0.23%   1.90%    0.51%   1.21%+
Portfolio Turnover Rate....................     248%    436%     294%    119%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits
earned on custodian cash balances, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (3).........  $(0.11) $(0.04)  $(0.20) $(0.18)
 Expense ratio.............................    2.32%   3.55%    3.56%   5.25%+

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from May 6, 1996 (inception date) to December 31, 1996.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout the period ended December 31:

International Equity Fund

------------------------------------------------------------------------------
                                                        1999(1)
                                              --------------------------------
                                            Class A  Class B  Class 2  Class O
                                              --------------------------------
Net Asset Value, Beginning of Period....... $10.00   $10.00   $10.00   $10.00
                                            ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...................  (0.03)   (0.04)   (0.04)   (0.02)
 Net realized and unrealized gain..........   2.52     2.51     2.50     2.51
                                            ------   ------   ------   ------
Total Income From Operations...............   2.49     2.47     2.46     2.49
                                            ------   ------   ------   ------
Less Distributions From:
 Net investment loss.......................     --       --       --       --
 Net realized gains........................     --       --       --       --
                                            ------   ------   ------   ------
Total Distributions........................     --       --       --       --
                                            ------   ------   ------   ------
Net Asset Value, End of Period............. $12.49   $12.47   $12.46   $12.49
                                            ======   ======   ======   ======
Total Returns (3)++........................   24.9%    24.7%    24.6%    24.9%
Net Assets, End of Period (000s)........... $2,538   $3,863   $2,441   $1,262
Ratios to Average Net Assets+:
 Expenses..................................   1.75%    2.50%    2.50%    1.50%
 Net investment loss.......................  -1.39%   -2.30%   -2.13%   -0.83%
Portfolio Turnover Rate....................      1%       1%       1%       1%
Before applicable waiver of management fee
and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)......... $(0.05)  $(0.05)  $(0.05)  $(0.05)
 Expense ratio+............................   4.36%    5.11%    5.09%    4.05%

------
(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                     Class A Shares        Class B Shares
                                          ------------------------------------
                                     1999     1998(1)       1999    1998(1)
                                          ------------------------------------
Net Asset Value, Beginning of
 Year............................. $  11.59   $ 10.00     $  11.55  $ 10.00
                                   --------   -------     --------  -------
Income (Loss) From Operations:
 Net investment loss (2)..........    (0.07)    (0.02)       (0.17)   (0.06)
 Net realized and unrealized
  gain............................     6.63      1.61         6.55     1.61
                                   --------   -------     --------  -------
Total Income From Operations......     6.56      1.59         6.38     1.55
                                   --------   -------     --------  -------
Less Distributions From:
 Net investment income............       --        --           --       --
 Net realized gains...............    (0.92)       --        (0.92)      --
                                   --------   -------     --------  -------
Total Distributions...............    (0.92)       --        (0.92)      --
                                   --------   -------     --------  -------
Net Asset Value, End of Year...... $  17.23   $ 11.59     $  17.01  $ 11.55
                                   ========   =======     ========  =======
Total Return (3)..................     57.5%     15.9%++      56.2%    15.5%++
Net Assets, End of Year (000s).... $167,281    $3,205     $124,560   $3,850
Ratios to Average Net Assets:
 Expenses.........................     1.37%     1.50%+       2.12%    2.25%+
 Net investment loss..............    -0.52%    -0.51%+      -1.23%   -1.21%+
Portfolio Turnover Rate...........      142%       96%         142%      96%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment loss per share and
expense ratios would have been:
 Net investment loss per share
  (2).............................   $(0.08)   $(0.06)      $(0.17)  $(0.10)
 Expense ratio....................     1.40%     2.30%+       2.15%    3.05%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                     Class 2 Shares        Class O Shares
                                          ------------------------------------
                                     1999    1998(1)(4)     1999    1998(1)
                                          ------------------------------------
Net Asset Value, Beginning of
 Year............................. $  11.56   $ 10.00     $  11.60  $ 10.00
                                   --------   -------     --------  -------
Income (Loss) From Operations:
 Net investment loss (2)..........    (0.17)    (0.06)       (0.06)   (0.01)
 Net realized and unrealized
  gain............................     6.57      1.62         6.67     1.61
                                   --------   -------     --------  -------
Total Income From Operations......     6.40      1.56         6.61     1.60
                                   --------   -------     --------  -------
Less Distributions From:
 Net investment income............       --        --           --       --
 Net realized gains...............    (0.92)       --        (0.92)      --
                                   --------   -------     --------  -------
Total Distributions...............    (0.92)       --        (0.92)      --
                                   --------   -------     --------  -------
Net Asset Value, End of Year...... $  17.04   $ 11.56     $  17.29  $ 11.60
                                   ========   =======     ========  =======
Total Return (3)..................     56.3%     15.6%++      57.9%    16.0%++
Net Assets, End of Year (000s)....  $14,285    $1,471          $67      $67
Ratios to Average Net Assets:
 Expenses.........................     2.14%     2.25%+       1.24%    1.25%+
 Net investment loss..............    -1.22%    -1.35%+      -0.49%   -0.18%+
Portfolio Turnover Rate...........      142%       96%         142%      96%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment loss per share and
expense ratios would have been:
 Net investment loss per share
  (2).............................   $(0.17)   $(0.10)      $(0.06)  $(0.05)
 Expense ratio....................     2.18%     3.05%+       1.27%    2.05%+

------
(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4) On September 14, 1998, Class C shares were renamed Class 2 shares.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout the period ended December 31:

Large Cap Growth Fund

------------------------------------------------------------------------------
                                                      1999
                                         -------------------------------------
                                   Class A(1) Class B(1) Class 2(1) Class O(2)
                                         -------------------------------------
Net Asset Value, Beginning of
 Period...........................   $10.00     $10.00     $10.00     $10.00
                                     ------     ------     ------     ------
Income (Loss) From Operations:
 Net investment loss (3)..........    (0.01)     (0.02)     (0.02)      0.00*
 Net realized and unrealized
  gain............................     1.19       1.19       1.18       1.18
                                     ------     ------     ------     ------
Total Income From Operations......     1.18       1.17       1.16       1.18
                                     ------     ------     ------     ------
Less Distributions From:
 Net investment loss..............       --         --         --         --
 Net realized gains...............       --         --         --         --
                                     ------     ------     ------     ------
Total Distributions...............       --         --         --         --
                                     ------     ------     ------     ------
Net Asset Value, End of Period....   $11.18     $11.17     $11.16     $11.18
                                     ======     ======     ======     ======
Total Returns (4)++...............     11.8%      11.7%      11.6%      11.8%
Net Assets, End of Period
 (000's)..........................   $2,070     $6,243     $1,234     $1,917
Ratios to Average Net Assets+:
 Expenses.........................     1.44%      2.21%      2.19%      1.21%
 Net investment loss..............    -0.37%     -1.17%     -1.14%     -0.11%
Portfolio Turnover Rate...........       10%        10%        10%        10%
Before applicable waiver of
management fee and expenses
absorbed by SBAM net investment
income per share and expense
ratios would have been:
 Net investment income per share
  (3).............................   $(0.07)    $(0.08)    $(0.08)    $(0.07)
 Expense ratio+...................     4.02%      4.73%      4.71%      3.88%

------
(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) For the period from October 26, 1999 (inception date) to December 31, 1999.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 *  Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Capital Fund

-------------------------------------------------------------------------------
                                                    Class A Shares
                                            ================================
                                             1999     1998     1997   1996(1)
                                            ================================
Net Asset Value, Beginning of Year......... $ 22.92  $ 21.15  $19.88  $21.98
                                            -------  -------  ------  ------
Income From Operations:
 Net investment income.....................    0.15*    0.14      --    0.01*
 Net realized and unrealized gain..........    4.99     4.64    5.10    1.54
                                            -------  -------  ------  ------
Total Income From Operations...............    5.14     4.78    5.10    1.55
                                            -------  -------  ------  ------
Less Distributions From:
 Net investment income.....................   (0.18)   (0.18)     --   (0.15)
 Net realized gains........................   (2.59)   (2.83)  (3.83)  (3.50)
                                            -------  -------  ------  ------
Total Distributions........................   (2.77)   (3.01)  (3.83)  (3.65)
                                            -------  -------  ------  ------
Net Asset Value, End of Year............... $ 25.29  $ 22.92  $21.15  $19.88
                                            =======  =======  ======  ======
Total Return (2)...........................    23.1%    23.7%   26.4%    7.7%++
Net Assets, End of Year (000s)............. $29,814  $11,425  $5,589    $344
Ratios to Average Net Assets:
 Expenses..................................    1.27%    1.34%   1.46%   1.88%+
 Net investment income (loss)..............    0.61%    0.81%  -0.10%   0.18%+
Portfolio Turnover Rate....................     126%     141%    159%    191%

Capital Fund

-------------------------------------------------------------------------------
                                                   Class B Shares
                                           ----------------------------------
                                            1999      1998     1997   1996(1)
                                           =================================
Net Asset Value, Beginning of Year........ $ 22.63   $ 21.01  $19.90  $21.98
                                           -------   -------  ------  ------
Income (Loss) From Operations:
 Net investment income (loss).............   (0.04)*    0.09   (0.07)  (0.02)*
 Net realized and unrealized gain.........    4.92      4.45    5.01    1.56
                                           -------   -------  ------  ------
Total Income From Operations..............    4.88      4.54    4.94    1.54
                                           -------   -------  ------  ------
Less Distributions From:
 Net investment income....................   (0.06)    (0.09)     --   (0.12)
 Net realized gains.......................   (2.59)    (2.83)  (3.83)  (3.50)
                                           -------   -------  ------  ------
Total Distributions.......................   (2.65)    (2.92)  (3.83)  (3.62)
                                           -------   -------  ------  ------
Net Asset Value, End of Year.............. $ 24.86   $ 22.63  $21.01  $19.90
                                           =======   =======  ======  ======
Total Return (2)..........................    22.2%     22.6%   25.6%    7.6%++
Net Assets, End of Year (000s)............ $79,678   $22,294  $3,820    $219
Ratios to Average Net Assets:
 Expenses.................................    2.02%     2.09%   2.20%   2.73%+
 Net investment income (loss).............   -0.16%     0.17%  -0.94%  -0.66%+
Portfolio Turnover Rate...................     126%      141%    159%    191%

------
(1) For the period from November 1, 1996 (inception date) to December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Capital Fund

-------------------------------------------------------------------------------
                                                   Class 2 Shares
                                           =================================
                                            1999     1998(1)   1997   1996(2)
                                           =================================
Net Asset Value, Beginning of Year........  $22.69   $21.02   $19.91  $21.98
                                           -------   ------   ------  ------
Income (Loss) From Operations:
 Net investment income (loss).............   (0.04)*   0.07    (0.06)  (0.02)*
 Net realized and unrealized gain.........    4.91     4.47     5.00    1.57
                                           -------   ------   ------  ------
Total Income From Operations..............    4.87     4.54     4.94    1.55
                                           -------   ------   ------  ------
Less Distributions From:
 Net investment income....................   (0.07)   (0.04)   (3.83)  (0.12)
 Net realized gains.......................   (2.59)   (2.83)      --   (3.50)
                                           -------   ------   ------  ------
Total Distributions.......................   (2.66)   (2.87)   (3.83)  (3.62)
                                           -------   ------   ------  ------
Net Asset Value, End of Year..............  $24.90   $22.69   $21.02  $19.91
                                           =======   ======   ======  ======
Total Return (3)..........................    22.2%    22.6%    25.6%    7.7%++
Net Assets, End of Year (000s)............ $24,830   $6,369   $2,385    $130
Ratios to Average Net Assets:
 Expenses.................................    2.02%    2.09%    2.21%   2.45%+
 Net investment income (loss).............   -0.18%    0.09%   -0.91%  -0.50%+
Portfolio Turnover Rate...................     126%     141%     159%    191%

Capital Fund

------------------------------------------------------------------------------
                                            Class O Shares
                             ================================================
                               1999      1998      1997      1996      1995
                             ================================================
Net Asset Value, Beginning
 of Year....................   $22.99    $21.23    $19.88    $18.67    $15.62
                             --------  --------  --------  --------  --------
Income From Operations:
 Net investment income......     0.22*     0.21      0.05      0.13*     0.14
 Net realized and unrealized
  gain .....................     5.00      4.62      5.13      5.70      5.27
                             --------  --------  --------  --------  --------
Total Income From
 Operations.................     5.22      4.83      5.18      5.83      5.41
                             --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income......    (0.19)    (0.24)       --     (0.15)    (0.14)
 Net realized gains.........    (2.59)    (2.83)    (3.83)    (4.47)    (2.22)
 In excess of net realized
  gains.....................       --       --        --        --        --
                             --------  --------  --------  --------  --------
Total Distributions.........    (2.78)    (3.07)    (3.83)    (4.62)    (2.36)
                             --------  --------  --------  --------  --------
Net Asset Value, End of
 Year.......................   $25.43    $22.99    $21.23    $19.88    $18.67
                             ========  ========  ========  ========  ========
Total Return (3)............     23.4%     23.8%     26.8%     33.3%     34.9%
Net Assets, End of Year
 (000s)..................... $215,308  $194,973  $175,470  $135,943  $102,429
Ratios to Average Net
 Assets:
 Expenses...................     1.01%     1.08%     1.22%     1.38%     1.36%
 Net investment income......     0.91%     0.96%     0.26%     0.67%     0.74%
Portfolio Turnover Rate.....      126%      141%      159%      191%      217%

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be represntative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Investors Value Fund

-------------------------------------------------------------------------------
                                              Class A Shares
                                  ==========================================
                                   1999     1998     1997     1996    1995(1)
                                  ==========================================
Net Asset Value, Beginning of
 Year...........................   $22.04   $21.11   $18.89   $16.62  $13.61
                                  -------  -------  -------  -------  ------
Income From Operations:
 Net investment income (2)......     0.21     0.19     0.16     0.19    0.19
 Net realized and unrealized
  gain..........................     2.29     2.91     4.64     4.63    4.55
                                  -------  -------  -------  -------  ------
Total Income From Operations....     2.50     3.10     4.80     4.82    4.74
                                  -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..........    (0.13)   (0.17)   (0.21)   (0.22)  (0.23)
 Net realized gains.............    (3.71)   (2.00)   (2.37)   (2.33)  (1.50)
                                  -------  -------  -------  -------  ------
Total Distributions.............    (3.84)   (2.17)   (2.58)   (2.55)  (1.73)
                                  -------  -------  -------  -------  ------
Net Asset Value, End of Year....   $20.70   $22.04   $21.11   $18.89  $16.62
                                  =======  =======  =======  =======  ======
Total Return (3)................     11.5%    15.2%    26.2%    30.3%   35.3%++
Net Assets, End of Year (000s)..  $32,817  $50,953  $57,105  $10,905    $441
Ratios to Average Net Assets:
 Expenses.......................     0.87%    0.88%    0.95%    1.06%   0.94%+
 Net investment income .........     0.90%    0.87%    0.86%    0.94%   1.41%+
Portfolio Turnover Rate.........       66%      74%      62%      58%     86%

Investors Value Fund
-------------------------------------------------------------------------------
                                              Class B Shares
                                  ==========================================
                                   1999     1998     1997     1996    1995(1)
                                  ==========================================
Net Asset Value, Beginning of
 Year...........................   $21.87   $21.00   $18.86   $16.61  $13.61
                                  -------  -------  -------  -------  ------
Income From Operations:
 Net investment income (2)......     0.04     0.05     0.04     0.08    0.10
 Net realized and unrealized
  gain..........................     2.26     2.85     4.58     4.60    4.54
                                  -------  -------  -------  -------  ------
Total Income From Operations....     2.30     2.90     4.62     4.68    4.64
                                  -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..........    (0.03)   (0.03)   (0.11)   (0.10)  (0.14)
 Net realized gains.............    (3.71)   (2.00)   (2.37)   (2.33)  (1.50)
                                  -------  -------  -------  -------  ------
Total Distributions.............    (3.74)   (2.03)   (2.48)   (2.43)  (1.64)
                                  -------  -------  -------  -------  ------
Net Asset Value, End of Year....   $20.43   $21.87   $21.00   $18.86  $16.61
                                  =======  =======  =======  =======  ======
Total Return (3)................     10.6%    14.3%    25.3%    29.2%   34.5%++
Net Assets, End of Year (000s)..  $81,759  $75,189  $49,786   $9,433    $716
Ratios to Average Net Assets:
 Expenses.......................     1.61%    1.63%    1.70%    1.82%   1.71%+
 Net investment income .........     0.16%    0.18%    0.12%    0.21%   0.63%+
Portfolio Turnover Rate.........       66%      74%      62%      58%     86%

------
(1) For the period from January 3, 1995 (inception date) to December 31, 1995.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Investors Value Fund

---------------------------------------------------------------------------------
                                         Class 2 Shares
                          ------------------------------------------------
                            1999    1998(1)     1997      1996    1995(2)
                          ------------------------------------------------
Net Asset Value,
 Beginning of Year......    $21.88    $21.01    $18.86    $16.61    $13.61
                          --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.03*     0.05      0.04      0.07      0.09
 Net realized and
  unrealized gain.......      2.30      2.84      4.59      4.60      4.55
                          --------  --------  --------  --------  --------
Total Income From
 Operations.............      2.33      2.89      4.63      4.67      4.64
                          --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.04)    (0.02)    (0.11)    (0.09)    (0.14)
 Net realized gains.....     (3.71)    (2.00)    (2.37)    (2.33)    (1.50)
                          --------  --------  --------  --------  --------
Total Distributions.....     (3.75)    (2.02)    (2.48)    (2.42)    (1.64)
                          --------  --------  --------  --------  --------
Net Asset Value, End of
 Year...................    $20.46    $21.88    $21.01    $18.86    $16.61
                          ========  ========  ========  ========  ========
Total Return (3)........      10.7%     14.3%     25.2%     29.3%     34.5%++
Net Assets, End of Year
 (000s).................   $17,883   $17,680   $11,701    $1,959      $306
Ratios to Average Net
 Assets:
 Expenses...............      1.61%     1.63%     1.70%     1.80%     1.68%+
 Net investment income..      0.15%     0.18%     0.13%     0.23%     0.66%+
Portfolio Turnover
 Rate...................        66%       74%       62%       58%       86%

                                         Class O Shares
                          ------------------------------------------------
                            1999      1998      1997      1996      1995
                          ------------------------------------------------
Net Asset Value,
 Beginning of Year......    $22.05    $21.13    $18.90    $16.61    $13.63
                          --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.26*     0.25      0.24      0.25      0.27
 Net realized and
  unrealized gain.......      2.31      2.90      4.60      4.62      4.48
                          --------  --------  --------  --------  --------
Total Income From
 Operations.............      2.57      3.15      4.84      4.87      4.75
                          --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.22)    (0.23)    (0.24)    (0.25)    (0.27)
 Net realized gains.....     (3.71)    (2.00)    (2.37)    (2.33)    (1.50)
                          --------  --------  --------  --------  --------
Total Distributions.....     (3.93)    (2.23)    (2.61)    (2.58)    (1.77)
                          --------  --------  --------  --------  --------
Net Asset Value, End of
 Year...................    $20.69    $22.05    $21.13    $18.90    $16.61
                          ========  ========  ========  ========  ========
Total Return (3)........      11.7%     15.4%     26.5%     30.6%     35.4%
Net Assets, End of Year
 (000s).................  $662,248  $650,916  $608,401  $518,361  $428,950
Ratios to Average Net
 Assets:
 Expenses...............      0.63%     0.63%     0.69%     0.76%     0.69%
 Net investment income..      1.16%     1.15%     1.15%     1.36%     1.67%
Portfolio Turnover
 Rate...................        66%       74%       62%       58%       86%

Investors Value Fund
------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from January 3, 1995 (inception date) to December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Balanced Fund

-------------------------------------------------------------------------------
                                              Class A Shares
                                 -------------------------------------------
                                 1999       1998     1997     1996    1995(1)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Year..........................   $13.11    $13.13   $11.82   $10.55  $10.00
                                 -------  --------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income (2).....     0.50      0.56     0.55     0.54    0.15
 Net realized and unrealized
  gain (loss)..................    (0.08)     0.26     1.65     1.35    0.52
                                 -------  --------  -------  -------  ------
Total Income From Operations...     0.42      0.82     2.20     1.89    0.67
                                 -------  --------  -------  -------  ------
Less Distributions From:
 Net investment income.........    (0.50)    (0.55)   (0.53)   (0.52)  (0.11)
 Net realized gains............    (0.22)    (0.29)   (0.36)   (0.10)  (0.01)
                                 -------  --------  -------  -------  ------
Total Distributions............    (0.72)    (0.84)   (0.89)   (0.62)  (0.12)
                                 -------  --------  -------  -------  ------
Net Asset Value, End of Year...   $12.81    $13.11   $13.13   $11.82  $10.55
                                 =======  ========  =======  =======  ======
Total Return (3)...............      3.2%      6.4%    19.1%    18.3%    6.7%++
Net Assets, End of Year
 (000s)........................  $35,386   $51,443  $53,024  $21,109  $3,658
Ratios to Average Net Assets:
 Expenses......................     0.95%     0.85%    0.77%    0.75%   0.74%+
 Net investment income.........     3.79%     4.17%    4.29%    4.81%   4.82%+
Portfolio Turnover Rate........       34%       63%      70%      76%     16%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share (2)....................    $0.47     $0.51    $0.49    $0.44   $0.13
 Expense ratio.................     1.17%     1.17%    1.24%    1.61%   1.45%+

                                              Class B Shares
                                 -------------------------------------------
                                  1999      1998     1997     1996    1995(1)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Year..........................   $13.08    $13.12   $11.82   $10.54  $10.00
                                 -------  --------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income (2).....     0.40      0.45     0.45     0.45    0.13
 Net realized and unrealized
  gain (loss)..................    (0.08)     0.26     1.65     1.35    0.51
                                 -------  --------  -------  -------  ------
Total Income From Operations...     0.32      0.71     2.10     1.80    0.64
                                 -------  --------  -------  -------  ------
Less Distributions From:
 Net investment income.........    (0.42)    (0.46)   (0.44)   (0.42)  (0.09)
 Net realized gains............    (0.22)    (0.29)   (0.36)   (0.10)  (0.01)
                                 -------  --------  -------  -------  ------
Total Distributions............    (0.64)    (0.75)   (0.80)   (0.52)  (0.10)
                                 -------  --------  -------  -------  ------
Net Asset Value, End of Year...   $12.76    $13.08   $13.12   $11.82  $10.54
                                 =======  ========  =======  =======  ======
Total Return (3)...............      2.4%      5.5%    18.2%    17.4%    6.4%++
Net Assets, End of Year
 (000s)........................  $97,656  $120,816  $87,549  $28,043  $5,378
Ratios to Average Net Assets:
 Expenses......................     1.70%     1.60%    1.52%    1.50%   1.49%+
 Net investment income.........     3.03%     3.41%    3.54%    4.06%   4.06%+
Portfolio Turnover Rate........       34%       63%      70%      76%     16%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share (2)....................    $0.37     $0.41    $0.39    $0.36   $0.11
 Expense ratio.................     1.92%     1.92%    1.99%    2.36%   2.19%+

Balanced Fund
------
(1) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Balanced Fund

-------------------------------------------------------------------------------
                                               Class 2 Shares
                                   -----------------------------------------
                                    1999    1998(1)   1997     1996   1995(2)
                                   -----------------------------------------
Net Asset Value, Beginning of
 Year............................   $13.11   $13.15   $11.85  $10.56  $10.00
                                   -------  -------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income (3).......     0.41     0.45     0.45    0.46    0.14
 Net realized and unrealized gain
  (loss).........................    (0.09)    0.26     1.65    1.35    0.51
                                   -------  -------  -------  ------  ------
Total Income From Operations.....     0.32     0.71     2.10    1.81    0.65
                                   -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income...........    (0.42)   (0.46)   (0.44)  (0.42)  (0.08)
 Net realized gains..............    (0.22)   (0.29)   (0.36)  (0.10)  (0.01)
                                   -------  -------  -------  ------  ------
Total Distributions..............    (0.64)   (0.75)   (0.80)  (0.52)  (0.09)
                                   -------  -------  -------  ------  ------
Net Asset Value, End of Year.....   $12.79   $13.11   $13.15  $11.85  $10.56
                                   =======  =======  =======  ======  ======
Total Return (4).................      2.4%     5.5%    18.1%   17.5%    6.5%++
Net Assets, End of Year (000s)...  $21,030  $29,458  $21,085  $3,445    $445
Ratios to Average Net Assets:
 Expenses........................     1.70%    1.60%    1.52%   1.50%   1.51%+
 Net investment income...........     3.04%    3.41%    3.52%   4.07%   4.26%+
Portfolio Turnover Rate..........       34%      63%      70%     76%     16%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share
  (3)............................    $0.38    $0.41    $0.39   $0.36   $0.11
 Expense ratio...................     1.92%    1.92%    1.99%   2.36%   2.22%+

Balanced Fund

                                               Class O Shares
                                   -----------------------------------------
                                    1999     1998     1997     1996   1995(2)
                                   -----------------------------------------
Net Asset Value, Beginning of
 Year............................   $13.18   $13.20   $11.88  $10.57  $10.00
                                   -------  -------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income (3) ......     0.54     0.59     0.59    0.57    0.17
 Net realized and unrealized gain
  (loss).........................    (0.09)    0.26     1.65    1.39    0.52
                                   -------  -------  -------  ------  ------
Total Income From Operations.....     0.45     0.85     2.24    1.96    0.69
                                   -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income...........    (0.53)   (0.58)   (0.56)  (0.55)  (0.11)
 Net realized gains..............    (0.22)   (0.29)   (0.36)  (0.10)  (0.01)
                                   -------  -------  -------  ------  ------
Total Distributions..............    (0.75)   (0.87)   (0.92)  (0.65)  (0.12)
                                   -------  -------  -------  ------  ------
Net Asset Value, End of Year.....   $12.88   $13.18   $13.20  $11.88  $10.57
                                   =======  =======  =======  ======  ======
Total Return (4).................      3.4%     6.6%    19.3%   19.0%    6.9%++
Net Assets, End of Year (000s)...   $1,460   $1,523   $1,227    $213  $4,494
Ratios to Average Net Assets:
 Expenses........................     0.70%    0.60%    0.52%   0.50%   0.51%+
 Net investment income...........     4.00%    4.41%    4.60%   5.13%   5.30%+
Portfolio Turnover Rate..........       34%      63%      70%     76%     16%
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share
  (3)............................    $0.51    $0.55    $0.53   $0.47   $0.15
 Expense ratio...................     0.92%    0.92%    1.00%   1.36%   1.22%+

------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Report of Independent Accountants
To the Board of Directors and Shareholders of Salomon Brothers Asia Growth Fund
Salomon Brothers International Equity Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Large Cap Growth Fund
Salomon Brothers Capital Fund
Salomon Brothers Investors Value Fund
Salomon Brothers Balanced Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund (five of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Value Fund and Salomon Brothers Capital Fund (here-after referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net as-sets for each of the two years in the period then ended and the financial high-lights for each of the periods indicated, in conformity with accounting princi-ples generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our au-dits of these financial statements in accordance with auditing standards gener-ally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2000

Tax Information
(unaudited)


For Federal tax purposes, each Fund hereby designates for the fiscal year ended December 31, 1999:

  . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

      Small Cap Growth Fund......................................         1.13%
      Capital Fund...............................................         9.29
      Investors Value Fund.......................................        27.98
      Balanced Fund..............................................        25.17

  . Total long-term capital gain distributions paid:

      Small Cap Growth Fund...................................... $ 10,241,853
      Capital Fund...............................................    2,971,755
      Investors Value Fund.......................................  114,084,635
      Balanced Fund..............................................    2,254,704

A total of 5.92% of the ordinary dividends paid by the Balanced Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

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




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




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

Salomon Brothers Investment Series

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIANS
     PNC Bank, National Association
     200 Stevens Drive Suite 440
     Lester, Pennsylvania 19113

     Chase Manhattan Bank, N.A.
     4 Chase Metro Tech Center
     18th Floor
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     PFPC Global Fund Services
     53 State Street
     Boston, Massachusetts 02109-2873
LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
CHARLES F. BARBER
     Consultant; formerly Chairman; ASARCO Inc.
ANDREW L. BREECH*,***
     President, Dealer Operating Control Service Inc.
CAROL L. COLMAN
     Consultant, Colman Consulting
DANIEL P. CRONIN**
     Vice President-General Counsel,
     Pfizer International Inc.
WILLIAM R. DILL*,***
     Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
HEATH B. MCLENDON
     Chairman and President, Managing Director,
     Salomon Smith Barney Inc.; President and Director,
     SSB Citi Fund Management LLC and Travelers
     Investment Adviser, Inc.
CLIFFORD M. KIRTLAND, JR.*,***
     Member of the Advisory Committee, Nero-Moseley
     Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc., Graphic Industries, Inc. and CSX Corp.; formerly Chairman, Cox Communications, Inc.
ROBERT W. LAWLESS*,***
     President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health
     Sciences Center
LOUIS P. MATTIS*,***
     Consultant; formerly Chairman and President, Sterling
     Winthrop Inc.
THOMAS F. SCHLAFLY*,***
     Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROBERT E. AMODEO**
      Executive Vice President
JAMES E. CRAIGE**
      Executive Vice President
JOHN B. CUNNINGHAM*
      Executive Vice President
THOMAS K. FLANAGAN**
      Executive Vice President
ROGER LAVAN**
      Executive Vice President
ROSS S. MARGOLIES***
      Executive Vice President
MAUREEN O'CALLAGHAN**
      Executive Vice President
DAVID J. SCOTT**
      Executive Vice President
BETH A. SEMMEL**
      Executive Vice President
PETER J. WILBY**
      Executive Vice President
GEORGE J. WILLIAMSON**
      Executive Vice President
THOMAS A. CROAK**
      Vice President
ROBERT DONAHUE***
      Vice President
NANCY A. NOYES**
      Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

--------------------------------------------------------------------------------
  *  Salomon Brothers Investors Value Fund Inc only
 **  Salomon Brothers Series Funds Inc only
***  Salomon Brothers Capital Fund Inc only

                  [LOGO OF SALOMON BROTHERS ASSET MANAGEMENT]

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

SBSEQANN 12/99